SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 1, 2000

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of February 1, 2000 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2000-QS2)

                        Residential Accredit Loans, Inc.

             (Exact name of registrant as specified in its charter)

        DELAWARE                   333-72661                 51-0368240
-----------------------------------------------------------------------
(State or other jurisdiction     (Commission)             (I.R.S. employer
    of incorporation)            file number)            identification no.)

          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437

               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (612) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

               (a)    Not applicable

               (b)    Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                              Sequentially
Exhibit                                                         Numbered
Number                                                        Exhibit Page

10.1 Series Supplement, dated as of February 1, 2000, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 1999, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESIDENTIAL ACCREDIT LOANS, INC.


                                       By:   /s/ Timothy G. Pillar
                                     Name:   Timothy G. Pillar
                                    Title:   Vice President

Dated:  February 29, 2000

EXHIBIT 10.1

Series Supplement, dated as of February 1, 2000, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 1999, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.

                                 EXECUTION COPY

================================================================================


                              RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                               RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                             BANKERS TRUST COMPANY,

                                     Trustee

                               SERIES SUPPLEMENT,

                          Dated as of February 1, 2000,

                                       TO

                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT

                                 dated as of December 1, 1999

                       Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2000-QS2

================================================================================




Article I         DEFINITIONS...............................................................3

        Section 1.01.Definitions............................................................3

        Section 1.02.Use of Words and Phrases..............................................11

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........12

        Section 2.01.Conveyance of Mortgage Loans.  (See Section 2.01 of the Standard
                    Terms).................................................................12

        Section 2.02.Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)......12

        Section 2.03.Representations, Warranties and Covenants of the Master Servicer and the Company
                    12

        Section 2.04.Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)
                    15

        Section 2.05............................Execution and Authentication of Certificates.
                    15

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................16

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................17

        Section 4.01...........Certificate Account.  (See Section 4.01 of the Standard Terms)
                    17

        Section 4.02............................................................Distributions
                    17

        Section 4.03.Statements to Certificateholders.  (See Section 4.03 of the Standard Terms and Exhibit Three
                    attached hereto).......................................................26

        Section 4.04.Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.
                    (See Section 4.04 of the Standard Terms)...............................26

        Section 4.05............................................Allocation of Realized Losses
                    26

        Section 4.06.Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section 4.06 of the
                    Standard Terms)........................................................27

        Section 4.07.Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the Standard Terms)
                    27

        Section 4.08....................Surety Bond. (See Section 4.08 of the Standard Terms)
                    27

Article V         THE CERTIFICATES.........................................................28

Article VI        THE COMPANY AND THE MASTER SERVICER......................................29

Article VII       DEFAULT..................................................................30

Article VIII      CONCERNING THE TRUSTEE...................................................31

Article IX        TERMINATION..............................................................32

Article X         REMIC PROVISIONS.........................................................33

        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....33

        Section 10.02.Master Servicer; REMIC Administrator and Trustee

                    Indemnification.  (See Section 10.02 of the Standard Terms)............33

        Section 10.03.Designation of REMIC.................................................33

        Section 10.04.Compliance with Withholding Requirements.............................33

Article XI        MISCELLANEOUS PROVISIONS.................................................34

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................34

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02

                    of the Standard Terms).................................................34

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03

                    of the Standard Terms).................................................34

        Section 11.04.Governing Laws.  (See Section 11.04 of the Standard Terms)...........34

        Section 11.05.Notices..............................................................34

        Section 11.06.Required Notices to Rating Agency and Subservicer.

                    (See Section 11.06 of the Standard Terms)..............................35

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard
                    Terms).................................................................35

        Section 11.08.Supplemental Provisions for Resecuritization.

                    (See Section 11.08 of the Standard Terms)..............................35

        Section 11.09.Allocation of Voting Rights..........................................35




                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of December 1, 1999
Exhibit Five:..       Form of Class IO Certificate

        This is a Series Supplement, dated as of February 1, 2000 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 1999 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as one or more real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                               Aggregate
                                Initial                                         Standard &
                              Certificate                                        Poor's/
               Pass-Through    Principal                        Maturity       ------------     Minimum
 Designation      Rate         Balance       Features1            Date            Fitch      Denominations2
                                      -
Class A-1         7.75%     $15,000,000.00      Senior      February 25, 2030    AAA/AAA       $25,000.00
Class A-2         7.75%     $83,021,000.00      Senior      February 25, 2030    AAA/AAA       $25,000.00
Class A-3         7.75%     $25,652,000.00      Senior      February 25, 2030    AAA/AAA       $25,000.00
Class A-4         7.75%     $17,862,000.00      Senior      February 25, 2030    AAA/AAA       $25,000.00
Class A-5         7.75%     $17,150,000.00      Senior      February 25, 2030    AAA/AAA       $25,000.00
Class A-6         7.75%     $20,000,000.00      Senior      February 25, 2030    AAA/AAA       $25,000.00
Class A-7         7.75%     $21,888,000.00   Senior/Lockout February 25, 2030    AAA/AAA       $25,000.00
Class A-P         0.00%     $                  Principal    February 25, 2030    AAAr/AAA      $25,000.00
                             250,505.68 Only/Senior

Class IO-A      Variable             $0.00     Variable     February 25, 2030    AAAr/AAA          4
               Rate3                         Rate/Interest
                                              Only/Senior

Class IO-B      Variable             $0.00     Variable     February 25, 2030    AAAr/AAA          4
                  Rate3                      Rate/Interest
                                              Only/Senior

Class R-I         7.75%            $100.00   Residual/SeniorFebruary 25, 2030    AAA/AAA           5
Class R-II        7.75%            $100.00   Residual/SeniorFebruary 25, 2030    AAA/AAA           5
Class M-1         7.75%     $ 9,850,100.00     Mezzanine    February 25, 2030     NA/AA        $25,000.00
Class M-2         7.75%      $2,845,500.00     Mezzanine    February 25, 2030      NA/A       $250,000.00
Class M-3         7.75%      $2,407,700.00     Mezzanine    February 25, 2030     NA/BBB      $250,000.00
Class B-1         7.75%      $1,422,700.00    Subordinate   February 25, 2030     NA/BB       $250,000.00
Class B-2         7.75%     $   656,700.00    Subordinate   February 25, 2030      NA/B       $250,000.00
Class B-3         7.75%     $   875,528.01    Subordinate   February 25, 2030     NA/NA       $250,000.00
                                875,528.01



        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $218,881,933.69.


_______________________________________
1 The Certificates, other than the Class A-P, Class IO, Class B and Class R Certificates shall be Book-Entry Certificates. The Class A-P, Class IO, Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class IO and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

3 With respect to the Class IO-A and Class IO-B Certificates and any Distribution Date, a rate equal to the Weighted Average Adjusted Net Mortgage Rate minus 7.75%. The initial Pass-Through Rate for the Class IO-A and Class IO-B Certificates shall be equal to 0.7778%.

4 Each class of the Class IO Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.

5 Each class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.


        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

Article I......

                                    Article I


                                   DEFINITIONS

Section 1.01...Definitions.
               -----------

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  None.
        --------------------------

        Accrual Certificates:  None.
        --------------------

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $157,492 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

               over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Certificate:  Any  Class  A,  Class  IO,  Class  M,  Class  B  or  Class  R
Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2000-QS2" and which must be an Eligible Account.

        Certificate Policy:  None.
        ------------------

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 or Class A-P Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class  IO  Certificate:  Any  one  of  the  Class  IO-A  or  Class  IO-B
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed as Exhibit Five hereto. The Class IO-A Certificates and Class IO-B Certificates will be separate Classes of Certificates for purposes of this Agreement.

        Class IO-A Notional Principal Distribution Amount: With respect to each Distribution Date, an amount equal to the sum of (A) the lesser of (i) the amount to be distributed on such Distribution Date as principal pursuant to
Section 4.02 on all Classes of Certificates other than the Class R-I and Class A-P Certificates and (ii) the pro-rata share attributable to the Class IO-A Certificates of the Principal Amortization Model Principal Payment Amount for such Distribution Date, based on its Notional Amount relative to the Notional Amount of the Class IO Certificates and (B) the excess, if any, of the Class IO-B Notional Principal Distribution Amount (determined without reference to the proviso at the end of the definition thereof) over the amount required to reduce the Class IO-B Notional Balance to zero.

        Class IO-B Notional Principal Distribution Amount: With respect to each Distribution Date, an amount equal to the greater of (A) zero and (B) the amount to be distributed on such Distribution Date as principal pursuant to Section
4.02 on all Classes of Certificates other than the Class R-I and Class A-P Certificates reduced by the Class IO-A Notional Principal Distribution Amount for such Distribution Date (determined without regard to clause (B) thereof), provided that, if Class IO-B Notional Principal Distribution Amount as defined without reference to this proviso would reduce the Class IO-B Notional Balance below zero, the Class IO-B Notional Principal Distribution Amount shall be reduced to such amount as will reduce the Class IO-B Notional Balance to zero.

     Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates.

        Class R-I Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date:  February 29, 2000.
        ------------

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2000-QS2.

        Cut-off Date: February 1, 2000.

        Discount Net Mortgage Rate: 7.75% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $26,678, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending on February 1, 2000, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class IO-A Certificates, the aggregate Closing Date Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest X. With respect to the IO-B Certificates, the aggregate Closing Date Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest Y.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of the such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1: 4.50%            Class B-1: 0.65%
        Class M-2: 1.30%            Class B-2: 0.30%
        Class M-3: 1.10%            Class B-3: 0.40%

     Interest  Accrual  Period:   With  respect  to  any  Certificates  and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Interest Only Certificates: Any one of the Class IO Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in March 2005 will be 0%, and for any Distribution Date thereafter will be as follows: 30% for any Distribution Date on or after March 2005 and prior to March 2006; 40% for any Distribution Date on or after March
2006 and prior to March 2007;  60% for any  Distribution  Date on or after March
2007 and prior to March 2008; 80% for any Distribution Date on or after March 2008 and prior to March 2009; and 100% for any Distribution Date thereafter.

     Maturity Date: February 25, 2030, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii) the street address of the Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) including state and zip code ("ADDRESS");

(iii)   the maturity of the Mortgage Note ("MATURITY DATE");

(iv)    the Mortgage Rate ("ORIG RATE");

(v)     the Subservicer pass-through rate ("CURR NET");

(vi)    the Net Mortgage Rate ("NET MTG RT");

(vii)   the Pool Strip Rate ("STRIP");

(viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(ix)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(x)     the Loan-to-Value Ratio at origination ("LTV");

(xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xii)a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, with respect to the Class IO-A Certificates, the aggregate Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest X immediately prior to such date. As of any Distribution Date, with respect to the Class IO-B Certificates, the aggregate Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest Y immediately prior to such date.

        Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-P Certificates), Class R Certificates, Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. For the Class IO-A Certificates and the Class IO-B Certificates and any Distribution Date, a rate equal to the Weighted Average Adjusted Net Mortgage Rate minus 7.75%.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional 1.090909% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 16.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in March 2005 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

     (iii)Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal
          Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph
          (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Amortization Model: The principal amortization model for Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2000-QS2, designated by the Master Servicer on the Closing Date or if such principal amortization model is no longer available the replacement prepayment model adopted by the Master Servicer pursuant to the provisions hereof.

        Principal Amortization Model Principal Payment Amount: For any Distribution Date, the amount determined by the Principal Amortization Model as the amount of payments of principal with respect to the Mortgage Loans that are predicted to be received for distribution on such Distribution Date.

        Principal Only Certificates:  Any one of the Class A-P Certificates.
        ----------------------------

        Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

     REMIC I: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund;

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:  The Class R-I Certificates.
        --------------------

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

     REMIC II Certificates: Any Class of Certificates (other than the Class R-I Certificates).

        Senior Certificate: Any one of the Class A, Class IO or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D with respect to the Class A Certificates or Class R Certificates and annexed as Exhibit Five hereto with respect to the Class IO Certificates.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X), or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,188,819 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance

(as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 21.42% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal
Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal
Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated REMIC I Regular Interest, an amount equal to such Interest's pro-rata share of the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates other than the related Class IO Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular Interest, reduced by any prepayment interest shortfalls or other reductions of interest allocable to the related Classes of Certificates.

        Uncertificated   Pass-Through   Rate:   With  respect  to  each  of  the
Uncertificated REMIC I Regular Interests the per annum rate specified in the definition of Uncertificated REMIC I Regular Interest.

     Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC Regular Interest.

        Uncertificated REMIC I Regular Interests: The interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

          1. The principal balance from time to time of each REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(d).

        2. The Uncertified Pass-Through Rate for each REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

        3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such
                Distribution   Date  pursuant  to  the   provisions  of  Section
                10.04(a).

----------------------- --------------------------------- ------------------- -------------------
 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
  I Regular Interest                                                               Balance
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          W             Class A-P                         0.00%               $250,505.68
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          X             Class IO-A, Class A-1, Class      Weighted Average    $207,699,761.61
                     A-2, Class A-3, Class A-4, Adjusted Net

                        Class A-5, Class A-6, Class       Mortgage Rate
                        A-7, Class M-1, Class M-2,
                        Class M-3, Class B-1, Class
                        B-2, Class B-3, Class R-II

----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          Y             Class IO-B, Class A-1, Class      Weighted Average    $10,931,566.40
                     A-2, Class A-3, Class A-4, Adjusted Net

                        Class A-5, Class A-6, Class       Mortgage Rate
                        A-7, Class M-1, Class M-2,
                        Class M-3, Class B-1, Class
                        B-2, Class B-3, Class R-II

----------------------- --------------------------------- ------------------- -------------------


        Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interest.

        Weighted Average Adjusted Net Mortgage Rate: The weighted average, expressed as a percentage, of the Net Mortgage Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date), adjusted by including loans a portion of whose principal is allocated to the Uncertificated REMIC I Regular Interest W on the following basis: Such loans shall be included using a weighting equal to their principal balance reduced by the portion thereof allocated to the Uncertificated REMIC I Regular Interest W and using a rate equal to the rate which when applied to the principal balance as so reduced produces an accrual of interest on such principal balance equal to the amount of interest that accrues on the unreduced principal balance of such loan at the Net Mortgage Rate for such Mortgage Loan.

Section 1.02...Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

                                   Article II


                          CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01...Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)
               ----------------------------------------------------------------

Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

     (a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

     (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that portion of the principal balance thereof that generally exceeds the amount equal to 75% of the Appraised Value of the related Mortgaged Property. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.4% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.5% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 41.97% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 11.14% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 1.11% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 32.20% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi) No more than 0.16% of the Mortgage Loans by aggregate Stated Principal Balance are Buydown Mortgage Loans;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

(xiv) None of the Mortgage Loans are Cooperative Loans; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note;

(xviii) Not more than 0.38% of the Mortgage Loans by aggregate  Stated Principal
        Balance as of the Cut-off Date will have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

     Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section 2.05.  Execution and Authentication of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations that evidence ownership of the entire Trust Fund.

                                  Article III


                          ADMINISTRATION AND SERVICING


                                OF MORTGAGE LOANS

                     (See Article III of the Standard Terms)

                                   Article IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)
               --------------------------------------------------------------

Section 4.02.  Distributions.
               -------------

(a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount remaining:

     (i) to the Senior Certificates (other than the Class A-P Certificates)

                      on a pro rata basis based on Accrued Certificate  Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

     (ii)  (X)  to  the  Class  A-P   Certificates,   the  Class  A-P  Principal
Distribution Amount; and

                      (Y) to the Senior  Certificates  (other than the Class A-P
        Certificates), in the priorities and amounts set forth in Section 4.02(b), (c) and (e), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

     (A) the Senior Percentage for such Distribution Date times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or
     4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
     Section 2.03 or 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

(3)  the  principal  portion of all other  unscheduled  collections  (other than
     Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

(C)            the  Senior   Accelerated   Distribution   Percentage   for  such
               Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D)     any Excess Subordinate Principal Amount for such Distribution Date; and

(E) any amounts described in subsection (ii)(Y), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

               (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
        (xiii), (xiv), and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiv) to the  Holders  of the Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of
        Section 4.02(a) (xv) are insufficient therefor;

               (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xvi)  to  the  Senior  Certificates,  on a  pro  rata  basis  in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

          (xvii) to the Class R-I Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

(A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

(D)  any amounts  allocable to  principal  for any  previous  Distribution  Date
     (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                      (E) the amount of any Class A-P Collection  Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

(ii) the Senior Principal Distribution Amount shall be distributed as follows:

                    (A) first, to the Class A-7 Certificates in reduction of the
               Certificate Principal Balance thereof, an amount equal to the Lockout Percentage of the Class A-7 Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the Certificate Principal Balance of all of the Certificates (other than the Class A-P Certificates)) of the aggregate of the collections described in Sections 4.02(a)(ii)(Y)(A), (B), (C) and
               (E). without any application of the Senior Percentage or the Senior Accelerated Distribution Percentage;

               provided that, if the aggregate of the amounts set forth in Sections 4.02(a)(ii)(Y)(A) through (E), is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Principal Distribution Amount have been distributed, the amount paid to the Class A-7 Certificates pursuant to this clause (ii)(A) shall be reduced by an amount equal to the Class A-7 Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Senior Certificates (other than the Principal Only Certificates)) of such difference; and

                      (B) second, the balance of the Senior Principal Distribution Amount remaining after the distribution, if any, described in clause (ii)(A) above shall be distributed as follows:

                      (1) first, concurrently, to each class of the Class R Certificates, on a pro rata basis (in proportion to their respective Certificate Principal Balances) until the Certificate Principal Balances thereof have been reduced to zero;

                      (2)   second,   concurrently,    until   the   Class   A-1
                            Certificates have been reduced to zero:

                    (a)  21.576214477% to the Class A-1 Certificates; and

                    (b)  78.423785523% to the Class A-2 Certificates;

                      (3) third, concurrently, 52.629635113% to the Class A-2 Certificates and 47.370364887% to the Class A-3 Certificates, until their respective Certificates Principal Balances have been reduced to zero;

                      (4) fourth, sequentially, to the Class A-4, Class A-5 and Class A-6 Certificates, in that order, in each case until the Certificate Principal Balances thereof have been reduced to zero; and

                      (5) fifth, to the Class A-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

(c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

(d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class IO and Subordinate Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such
Realized   Loss  was   allocated),   and   within   each   such   Class  to  the
Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of

Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or
(ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03. Statements to Certificateholders. (See Section 4.03 of the Standard Terms and Exhibit Three attached hereto)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of the principal portion of such Realized Losses on Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest

Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

                                   Article V


                                THE CERTIFICATES

                      (See Article V of the Standard Terms)

                                   Article VI

                       THE COMPANY AND THE MASTER SERVICER

                     (See Article VI of the Standard Terms)

                                  Article VII

                                     DEFAULT

                     (See Article VII of the Standard Terms)

                                  Article VIII


                             CONCERNING THE TRUSTEE

                    (See Article VIII of the Standard Terms)

                                   Article IX


                                   TERMINATION

                     (See Article IX of the Standard Terms)

                                   Article X


                                REMIC PROVISIONS

Section 10.01. REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02. Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03. Designation of REMICs.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC ("REMIC I") for federal income tax purposes and will make an election to treat the segregated pool of assets consisting of Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P, Class IO-A, Class IO-B, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

(a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

(i)  Uncertificated  Accrued  Interest  on the  Uncertificated  REMIC I  Regular
     Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

(ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under
     Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

(b) The amount described in Section  10.04(a)(ii) shall be deemed distributed to
(i) Uncertificated REMIC I Regular Interest W in an amount equal to the amount distributable to the Class A-P Certificates pursuant to Section 4.02, (ii) Uncertificated REMIC I Regular Interest X in an amount equal to the Class IO-A Notional Principal Distribution Amount, and (iii) Uncertificated REMIC I Regular Interest Y in an amount equal to the Class IO-B Notional Principal Distribution Amount until the Uncertificated Principal Balance of each such interest is reduced to zero.

(c) The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

     (d) In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts:

(i) Realized Losses allocated to the Class A-P Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W; and

(ii) Realized Losses allocated to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section
     4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X and Uncertificated REMIC I Regular Interest Y pro-rata according to their respective Uncertificated Principal Balances.

(e) On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 10.04.

(f) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        Section 10.05.Compliance with Withholding Requirements.
                      -----------------------------------------

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   Article XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:



---------------------------------- --------------------------------------------------------------
            Recipient                                         Address

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Company                            8400 Normandale Lake Boulevard

                                   Suite 600, Minneapolis, Minnesota  55437,
                                   Attention: President

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Master Servicer                    10 Universal City Plaza, Suite 2100
                                   Universal City, California 91608,
                                   Attention:  Managing Director/Master Servicing

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Trustee                            Corporate Trust Office

                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc. Series 2000-QS2

                                   The Trustee designates its offices located at Four Albany Street, New York, NY 10006, for the purposes of Section 8.12 of the Standard
                                   Terms

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Standard & Poor's                  55 Water Street

                                   New York, New York 10041

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Fitch IBCA, Inc,                   One State Street Plaza

                                   New York, N.Y. 10004

---------------------------------- --------------------------------------------------------------

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.  Required Notices to Rating Agency and Subservicer.  (See Section
     11.06 of the Standard Terms)

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               98.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class IO Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 0.5% of all Voting Rights shall be allocated among the Holders of the Class IO-A Certificates in accordance with their respective Percentage Interests, 0.5% of all Voting Rights shall be allocated among the Holders of the Class IO-B Certificates in accordance with their respective Percentage Interests, 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates in accordance with their respective Percentage Interests, and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates in accordance with their respective Percentage Interests.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]



                                       By:

                                                 Name:   Timothy Pillar
                                                 Title:  Vice President

Attest: ____________________
      Name:
      Title: Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]



                                            By:
                                                 Name:
                                                 Title: Director


Attest:____________________
      Name: Timothy Pillar
      Title: Director

                                            BANKERS TRUST COMPANY,
                                                 as Trustee

[Seal]



                                            By:
                                                 Name:
                                                 Title:


Attest:____________________
      Name:
      Title:

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 29th day of February, 2000 before me, a notary public in and for said State, personally appeared Timothy Pillar, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

------------------------------------------------------------------------------
                                                 Notary Public

[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 29th day of February, 2000 before me, a notary public in and for said State, personally appeared ______________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

------------------------------------------------------------------------------
                                                 Notary Public

[Notarial Seal]

STATE OF

                                  )
                                  ) ss.:
COUNTY OF                         )
               On the 29th day of February, 2000 before me, a notary public in and for said State, personally appeared _______________, known to me to be a[n] _________________ of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

-------------------------------------------------------------------------------
                                                 Notary Public

[Notarial Seal]

                                   Exhibit ONE

                             MORTGAGE LOAN SCHEDULE

1

  RUN ON     : 02/23/00           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 12.52.24          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI I 2000-QS                                CUTOFF : 02/01/00
  POOL       : 0004425
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1773883          180/G02             F           36,950.00         ZZ
                                         360         36,547.18          1
    577 SW LAKEHURS DR                 8.500            284.11         90
                                       8.250            284.11       41,100.00
    PORT ST LUCIE    FL   34983          1            08/20/98         12
    0431097799                           05           10/01/98         25
    000                                  N            09/01/28
    0


    1839348          E22/G02             F          215,850.00         BB
                                         360        213,682.98          1
    2291 GOLDSMITH AVENUE              8.250          1,621.61         80
                                       8.000          1,621.61      269,850.00
    THOUSAND OAKS    CA   91360          1            11/02/98         00
    0411080930                           05           12/01/98          0
    411080930                            O            11/01/28
    0


    1865391          526/526             F           59,500.00         T
                                         360         58,848.59          1
    13426 TRACY STREET #1              7.875            431.42         70
                                       7.625            431.42       85,000.00
    BALDWIN PARK     CA   91706          1            11/16/98         00
    348420                               01           01/01/99          0
    348420                               O            12/01/28
    0


    1880058          560/560             F           60,200.00         ZZ
                                         360         59,503.33          1
    3032 SANDPIPER BAY CIR 305         7.875            436.50         70
                                       7.625            436.50       86,000.00
    NAPLES           FL   34112          1            09/29/98         00
    498066505                            01           11/01/98          0
1


    498066505                            N            10/01/28
    0


    1931005          687/G02             F           64,800.00         ZZ
                                         360         64,342.79          1
    535 PONDS EDGE LANE                8.250            486.83         80
                                       8.000            486.83       81,000.00
    ALLENTOWN        PA   18104          1            06/30/99         00
    0431397595                           01           08/01/99          0
    60900567                             O            07/01/29
    0


    1931548          N81/G02             F           54,600.00         ZZ
                                         360         54,456.28          1
    132 HOFFMAN AVENUE #108            9.250            449.18         95
                                       9.000            449.18       57,500.00
    CRANSTON         RI   02920          1            08/30/99         10
    0431452929                           01           10/01/99         30
    10877                                O            09/01/29
    0


    1931739          G26/G02             F          267,200.00         ZZ
                                         360        267,200.00          1
    2417 GLADMORE STREET               8.875          2,125.97         80
                                       8.625          2,125.97      334,000.00
    EAST MEADOW      NY   11554          1            01/05/00         00
    0431787597                           05           03/01/00          0
    3856                                 O            02/01/30
    0


    1933157          562/G02             F          300,000.00         ZZ
                                         360        298,998.16          2
    756 QUINCY AVENUE                  9.000          2,413.87         86
                                       8.750          2,413.87      352,000.00
    BRONX            NY   10465          1            07/26/99         04
    0431407378                           07           09/01/99         25
    606897                               N            08/01/29
    0


    1936001          E82/G02             F          180,800.00         ZZ
                                         360        180,185.27          1
    5093 KAHANA STREET                 8.000          1,326.65         80
                                       7.750          1,326.65      226,000.00
    KAPAA            HI   96746          2            08/11/99         00
    0400220661                           05           10/01/99          0
    1503652                              O            09/01/29
    0


1


    1938060          E86/G02             F          166,500.00         ZZ
                                         360        166,001.37          2
    521 LITTLE EAST NECK ROAD          8.625          1,295.02         90
                                       8.375          1,295.02      185,000.00
    WEST BABYLON     NY   11704          1            08/20/99         14
    0431435932                           05           10/01/99         25
    26278                                N            09/01/29
    0


    1938656          A60/G02             F           18,900.00         ZZ
                                         360         18,890.94          1
    95 AAB STREET                      9.625            160.65         70
                                       9.375            160.65       27,000.00
    ROCHESTER        NY   14613          5            12/07/99         00
    0431751106                           05           02/01/00          0
    41279                                N            01/01/30
    0


    1940323          K65/G02             F          287,800.00         ZZ
                                         360        287,058.29          1
    3944 BENNIGAN LANE                 8.250          2,162.15         90
                                       8.000          2,162.15      319,876.00
    DULUTH           GA   30097          1            09/23/99         10
    0431507318                           05           11/01/99         25
    9901398B                             O            10/01/29
    0


    1941228          P63/G02             F           60,000.00         ZZ
                                         360         60,000.00          3
    2160 CROTONA AVENUE                9.875            521.01         26
                                       9.625            521.01      232,000.00
    BRONX            NY   10457          5            01/20/00         00
    0431817295                           05           03/01/00          0
    HENRY                                O            02/01/30
    0


    1941948          B75/G02             F          205,000.00         ZZ
                                         360        204,416.83          1
    36415 SOUTHEAST 94TH STREET        8.875          1,631.07         74
                                       8.625          1,631.07      280,000.00
    SNOQUALMIE       WA   98065          2            08/20/99         00
    0431468842                           05           10/01/99          0
    1971886                              O            09/01/29
    0


    1943149          H90/G02             F          114,000.00         ZZ
                                         360        113,887.40          1
    235 W PARK AVENUE UNIT 202         9.500            958.58         95
                                       9.250            958.58      120,000.00
1


    LONG BEACH       NY   11561          1            11/22/99         11
    0431710912                           08           01/01/00         30
    0071346                              O            12/01/29
    0


    1945564          P30/G02             F          174,000.00         ZZ
                                         360        173,899.89          1
    SEQUOYAH DRIVE LOT #14             8.750          1,368.86         84
                                       8.500          1,368.86      207,567.00
    FLETCHER         NC   28732          2            11/29/99         14
    0431684588                           05           02/01/00         12
    1945564                              O            01/01/30
    0


    1946924          765/G02             F          130,500.00         ZZ
                                         360        130,204.09          1
    2122 WEST 177TH STREET             8.875          1,038.32         58
                                       8.625          1,038.32      225,000.00
    TORRANCE         CA   90504          2            09/23/99         00
    0431525021                           05           11/01/99          0
    348978                               N            10/01/29
    0


    1946937          765/G02             F          149,500.00         ZZ
                                         360        149,161.01          1
    623 AVIATION WAY                   8.875          1,189.49         43
                                       8.625          1,189.49      350,000.00
    MANHATTAN BEACH  CA   90266          2            09/23/99         00
    0431531862                           05           11/01/99          0
    348979                               N            10/01/29
    0


    1947338          N66/G02             F          116,000.00         ZZ
                                         360        116,000.00          3
    344 NORTH STREET                   8.750            912.58         77
                                       8.500            912.58      151,500.00
    BURLINGTON       VT   05401          1            01/12/00         00
    0431781111                           05           03/01/00          0
    99B0208                              O            02/01/30
    0


    1947906          Q52/G02             F           92,400.00         ZZ
                                         360         92,400.00          1
    33 SHILOH COURT                    8.750            726.91         62
                                       8.500            726.91      150,000.00
    ROCHESTER        NY   14612          1            01/10/00         00
    0431772177                           05           03/01/00          0
    1947906                              O            02/01/30
    0
1




    1948353          L49/G02             F          650,000.00         ZZ
                                         360        648,715.77          1
    7 MONTIA                           8.125          4,826.23         78
                                       7.875          4,826.23      833,566.00
    IRVINE           CA   92620          1            10/01/99         00
    0431560135                           03           12/01/99          0
    10001181                             O            11/01/29
    0


    1949418          F25/G02             F          172,800.00         ZZ
                                         360        172,712.74          3
    45 UPPER CROTON AVENUE             9.375          1,437.26         90
                                       9.125          1,437.26      192,000.00
    OSSINING         NY   10562          1            12/02/99         04
    0431765171                           05           02/01/00         25
    GONZALEZ                             O            01/01/30
    0


    1950417          129/G02             F           31,150.00         ZZ
                                         360         31,119.22          1
    2113 FAIRFAX                       9.500            261.93         70
                                       9.250            261.93       44,500.00
    TOLEDO           OH   43613          1            11/10/99         00
    0431666148                           05           01/01/00          0
    3500427939                           N            12/01/29
    0


    1950637          637/G02             F           52,650.00         ZZ
                                         360         52,533.64          1
    11363 ANGELIQUE DRIVE              9.000            423.64         79
                                       8.750            423.64       67,000.00
    HOUSTON          TX   77065          1            09/28/99         00
    0431579473                           05           11/01/99          0
    0017607045                           N            10/01/29
    0


    1950989          A06/G02             F           28,700.00         ZZ
                                         360         28,665.10          1
    1229 TASKER ST                     8.500            220.68         70
                                       8.250            220.68       41,000.00
    PHILADELPHIA     PA   19148          5            11/30/99         00
    0431665587                           07           01/01/00          0
    9935850                              N            12/01/29
    0


    1951234          163/G02             F          140,000.00         ZZ
                                         360        139,742.34          1
1


    2533 CASTRO WAY                    8.500          1,076.48         80
                                       8.250          1,076.48      175,000.00
    SACRAMENTO       CA   95818          1            10/15/99         00
    0431592807                           05           12/01/99          0
    717154404                            O            11/01/29
    0


    1951648          Q13/G02             F          157,600.00         ZZ
                                         360        157,516.13          1
    59 OLD AMHERST ROAD                9.125          1,282.29         80
                                       8.875          1,282.29      197,000.00
    MONT VERNON      NH   03057          1            12/30/99         00
    0431802222                           05           02/01/00          0
    74720                                O            01/01/30
    0


    1952523          227/G02             F          306,600.00         ZZ
                                         360        306,600.00          1
    8 BARANCO CT                       8.875          2,439.45         59
                                       8.625          2,439.45      525,000.00
    BALTIMORE        MD   21204          1            01/10/00         00
    0431787704                           05           03/01/00          0
    1774655                              O            02/01/30
    0


    1952779          H37/G02             F          110,100.00         ZZ
                                         360        109,979.27          1
    484 LONG LANE                      9.000            885.89         90
                                       8.750            885.89      122,350.00
    LANCASTER        PA   17603          1            11/26/99         19
    0431690692                           05           01/01/00         25
    00024935                             N            12/01/29
    0


    1952781          742/G02             F           43,000.00         ZZ
                                         360         42,976.51          1
    22 HIDDEN HILLS DRIVE              9.000            345.99         47
                                       8.750            345.99       93,000.00
    QUEENSBURY       NY   12804          5            12/27/99         00
    0431759315                           05           02/01/00          0
    4876280                              N            01/01/30
    0


    1953281          A65/G02             F          182,132.00         ZZ
                                         360        182,037.57          4
    10413 CRENSHAW BLVD                9.250          1,498.36         90
                                       9.000          1,498.36      203,500.00
    INGLEWOOD        CA   90303          1            12/20/99         01
    0431747062                           05           02/01/00         25
1


    099291004000                         N            01/01/30
    0


    1953283          S61/G02             F           81,250.00         ZZ
                                         360         81,129.16          1
    4 DEXTER ROCK ROAD                 9.500            683.19         65
                                       9.250            683.19      125,000.00
    LINCOLN          RI   02865          5            11/23/99         00
    0431709567                           05           12/23/99          0
    BOUTHILLETTE                         N            11/23/29
    0


    1953314          A22/G02             F          175,000.00         ZZ
                                         360        175,000.00          2
    134 SUMMIT AVENUE                  8.750          1,376.73         78
                                       8.500          1,376.73      225,000.00
    MOUNT VERNON     NY   10550          1            01/03/00         00
    0431763044                           05           03/01/00          0
    99308                                O            02/01/30
    0


    1953796          Q96/G02             F          104,000.00         ZZ
                                         360        103,763.94          2
    8446 SUMTER CIRCLE N               8.870            827.10         90
                                       8.620            827.10      116,000.00
    BROOKLYN PARK    MN   55445          5            09/16/99         10
    0431662527                           05           11/01/99         30
    PRINZLING                            O            10/01/29
    0


    1954581          624/G02             F          403,750.00         ZZ
                                         360        403,529.47          1
    1766 BELLEVUE WAY NE               9.000          3,248.66         95
                                       8.750          3,248.66      425,000.00
    BELLEVUE         WA   98004          1            12/15/99         01
    0431757459                           01           02/01/00         30
    85500191606                          O            01/01/30
    0


    1954582          227/G02             F           52,155.00         ZZ
                                         360         52,097.79          1
    10211 URA LN #10-102               9.000            419.66         95
                                       8.750            419.66       54,900.00
    DENVER           CO   80260          1            12/01/99         04
    0431702091                           01           01/01/00         30
    1800308                              O            12/01/29
    0


1


    1954591          Q01/G02             F           46,800.00         ZZ
                                         360         46,775.74          1
    5148 GARDEN LANE #A                9.250            385.01         90
                                       9.000            385.01       52,000.00
    LAS VEGAS        NV   89119          1            12/07/99         01
    0431728393                           01           02/01/00         25
    15599014                             N            01/01/30
    0


    1954593          Q01/G02             F           34,200.00         ZZ
                                         360         34,182.27          1
    5148 GARDEN LANE #B                9.250            281.35         90
                                       9.000            281.35       38,000.00
    LAS VEGAS        NV   89119          1            12/07/99         01
    0431725381                           01           02/01/00         25
    15601014                             N            01/01/30
    0


    1954667          K45/G02             F          166,500.00         ZZ
                                         360        166,500.00          1
    2011 WEST CAMBRIDGE AVENUE         9.125          1,354.70         90
                                       8.875          1,354.70      185,000.00
    PHOENIX          AZ   85009          1            01/04/00         12
    0431829779                           05           03/01/00         25
    5263                                 N            02/01/30
    0


    1954932          822/G02             F          119,500.00         ZZ
                                         360        119,429.45          1
    963 ALEXANDER RD                   8.625            929.46         58
                                       8.375            929.46      208,000.00
    PRINCETON        NJ   08543          2            12/15/99         00
    0431769751                           05           02/01/00          0
    3626029689                           N            01/01/30
    0


    1955005          G92/G02             F          182,000.00         ZZ
                                         360        181,886.88          1
    2015 NUSHAKE WAY                   8.375          1,383.33         80
                                       8.125          1,383.33      227,565.00
    MANTECA          CA   95336          1            12/08/99         00
    0431750603                           05           02/01/00          0
    SHARP                                O            01/01/30
    0


    1955129          F16/G02             F           78,300.00         ZZ
                                         360         78,170.73          1
    5219 CAMINITO MINDY                9.000            630.02         90
                                       8.750            630.02       87,000.00
1


    SAN DIEGO        CA   92105          1            10/29/99         10
    0431649359                           01           12/01/99         25
    99D21209                             N            11/01/29
    0


    1955331          637/G02             F           56,950.00         ZZ
                                         360         56,867.50          2
    9212 9214 & 9216 WEST LN           9.625            484.07         85
                                       9.375            484.07       67,000.00
    STOCKTON         CA   95210          1            10/22/99         11
    0431761147                           05           12/01/99         12
    0010999225                           O            11/01/29
    0


    1955419          A09/G02             F           60,000.00         ZZ
                                         360         59,925.16          1
    27 HAMILTON TERRACE                8.375            456.04         14
                                       8.125            456.04      460,000.00
    NEW YORK         NY   10031          5            11/30/99         00
    0431776111                           07           01/01/00          0
    GREENE                               O            12/01/29
    0


    1955431          377/377             F          140,000.00         ZZ
                                         360        139,931.13          1
    1863 PEKIN RD W                    9.500          1,177.20         64
                                       9.250          1,177.20      220,000.00
    LEBANON          OH   45036          2            12/23/99         00
    6607121                              05           02/01/00          0
    6607121                              O            01/01/30
    0


    1955436          N11/G02             F          115,000.00         ZZ
                                         360        114,873.89          1
    2039 OAKLEAF LANE                  9.000            925.32         74
                                       8.750            925.32      156,500.00
    ARAB             AL   35016          5            11/29/99         00
    0431754555                           05           01/01/00          0
    H999198                              O            12/01/29
    0


    1955627          F89/G02             F           99,000.00         ZZ
                                         360         98,938.47          1
    9807 GOLD DUST DRIVE               8.375            752.47         88
                                       8.125            752.47      113,000.00
    BAKERSFIELD      CA   93311          1            12/14/99         19
    0431771336                           05           02/01/00         25
    2001163                              O            01/01/30
    0
1




    1955666          Q99/G02             F          140,000.00         ZZ
                                         360        139,919.45          1
    9 SALLINGER WAY                    8.750          1,101.38         80
                                       8.500          1,101.38      175,000.00
    BOURNE           MA   02552          2            01/03/00         00
    0431750199                           05           02/07/00          0
    LIOLIOS                              O            01/07/30
    0


    1955823          P41/G02             F          244,400.00         ZZ
                                         360        244,269.94          1
    6110 SW 69TH STREET                9.125          1,988.52         89
                                       8.875          1,988.52      276,000.00
    AUBURN           KS   66402          5            12/10/99         10
    0431723998                           05           02/01/00         25
    375425                               O            01/01/30
    0


    1955829          S76/G02             F          179,100.00         ZZ
                                         360        179,002.17          2
    325 MADEIRA AVENUE                 9.000          1,441.08         90
                                       8.750          1,441.08      199,000.00
    CORAL GABLES     FL   33134          1            12/23/99         04
    0431749472                           05           02/01/00         25
    389669                               N            01/01/30
    0


    1955933          K81/G02             F          200,100.00         ZZ
                                         360        199,850.39          1
    483 INDIGO SPRINGS                 8.375          1,520.90         80
                                       8.125          1,520.90      250,179.00
    HENDERSON        NV   89014          1            11/02/99         00
    0431742733                           05           01/01/00          0
    2500284                              O            12/01/29
    0


    1956069          992/G02             F          245,700.00         ZZ
                                         360        245,700.00          1
    3011 MATTHEWS AVENUE               9.000          1,976.96         90
                                       8.750          1,976.96      273,000.00
    BRONX            NY   10467          1            01/06/00         04
    0431805092                           05           03/01/00         30
    376836                               N            02/01/30
    0


    1956083          963/G02             F           60,000.00         ZZ
                                         360         59,970.48          1
1


    915 31ST STREET                    9.500            504.52         75
                                       9.250            504.52       80,000.00
    WEST PALM BEACH  FL   33407          1            12/10/99         00
    0431752922                           05           02/01/00          0
    990535                               N            01/01/30
    0


    1956166          664/G02             F           98,600.00         ZZ
                                         360         98,547.52          1
    2755 YALE AVENUE                   9.125            802.25         90
                                       8.875            802.25      109,580.00
    TURLOCK          CA   95381          1            12/07/99         11
    0431775709                           05           02/01/00         30
    0003300415                           N            01/01/30
    0


    1956370          962/G02             F           98,752.00         ZZ
                                         360         98,696.63          1
    4220 CRESCENT RIDGE ROAD           8.875            785.72         95
                                       8.625            785.72      103,950.00
    BISMARCK         ND   58501          1            12/28/99         04
    0431748755                           05           02/01/00         30
    000                                  O            01/01/30
    0


    1956482          828/G02             F           58,500.00         ZZ
                                         360         58,466.34          2
    3400-02 SANGUINET                  8.750            460.22         90
                                       8.500            460.22       65,000.00
    FORT WORTH       TX   76107          1            12/22/99         11
    0431747906                           05           02/01/00         25
    95400053                             N            01/01/30
    0


    1956515          931/G02             F           43,850.00         ZZ
                                         360         43,824.77          1
    5 WOODLAND DRIVE                   8.750            344.97         95
                                       8.500            344.97       46,200.00
    CROMWELL         CT   06416          1            12/29/99         12
    0431757673                           01           02/01/00         30
    047766                               O            01/01/30
    0


    1956549          227/G02             F           44,910.00         ZZ
                                         360         44,910.00          2
    803 FULTON                         9.125            365.41         90
                                       8.875            365.41       49,900.00
    BAY CITY         MI   48706          1            01/14/00         14
    0431794692                           05           03/01/00         25
1


    1859479                              N            02/01/30
    0


    1956762          Q13/G02             F           84,000.00         ZZ
                                         360         83,954.12          1
    7 CRESCENT DRIVE #10               9.000            675.88         75
                                       8.750            675.88      112,000.00
    ANDOVER          MA   01810          1            12/06/99         00
    0431734409                           01           02/01/00          0
    0000                                 N            01/01/30
    0


    1956941          962/G02             F           26,600.00         ZZ
                                         360         26,587.59          1
    1522 6TH AVENUE S                  9.750            228.54         70
                                       9.500            228.54       38,000.00
    FARGO            ND   58103          1            12/29/99         00
    0431754506                           05           02/01/00          0
    000                                  N            01/01/30
    0


    1957029          742/G02             F           50,000.00         ZZ
                                         360         49,969.71          2
    299 EAST MAIN STREET               8.500            384.46         80
                                       8.250            384.46       62,500.00
    JOHNSTOWN        NY   12095          1            12/30/99         00
    0431763176                           05           02/01/00          0
    4886297                              N            01/01/30
    0


    1957143          M74/G02             F           52,500.00         ZZ
                                         360         52,474.18          1
    574 THOMAS AVENUE                  9.500            441.45         85
                                       9.250            441.45       62,000.00
    FORT MEYERS      FL   33905          5            12/15/99         01
    0431729672                           05           02/01/00         12
    991119RF                             O            01/01/30
    0


    1957216          A33/G02             F          228,750.00         ZZ
                                         360        228,592.57          1
    460 PEACH TREE LANE                7.875          1,658.60         75
                                       7.625          1,658.60      305,000.00
    MILFORD          MI   48381          1            12/17/99         00
    0431760768                           05           02/01/00          0
    015082565                            O            01/01/30
    0


1


    1957285          G69/G02             F          160,000.00         ZZ
                                         360        159,903.06          1
    12114-C WOLFSVILLE ROAD            8.500          1,230.27         80
                                       8.250          1,230.27      200,000.00
    MYERSVILLE       MD   21773          1            12/30/99         00
    0431754092                           05           02/01/00          0
    0400196                              O            01/01/30
    0


    1957305          K15/G02             F          144,000.00         ZZ
                                         360        143,850.12          4
    1391 BARSTOW ROAD                  9.250          1,184.65         80
                                       9.000          1,184.65      180,000.00
    BARSTOW          CA   92311          1            11/17/99         00
    0431683226                           05           01/01/00          0
    3004059                              O            12/01/29
    0


    1957330          J40/G02             F           99,450.00         ZZ
                                         360         99,325.95          1
    356 ARROW WAY                      8.375            755.89         90
                                       8.125            755.89      110,500.00
    MINERAL BLUFF    GA   30559          1            11/30/99         12
    0431665413                           05           01/01/00         25
    7659602                              O            12/01/29
    0


    1957427          M05/G02             F           40,800.00         ZZ
                                         360         40,778.84          1
    376 DOGWOOD ROAD WEST              9.250            335.66         80
                                       9.000            335.66       51,000.00
    MASTIC BEACH     NY   11951          1            12/22/99         00
    0431779966                           05           02/01/00          0
    0000                                 O            01/01/30
    0


    1957461          R77/G02             F           94,000.00         ZZ
                                         360         93,947.30          1
    8345 CLARENCE CENTER ROAD          8.875            747.91         80
                                       8.625            747.91      118,000.00
    CLARENCE         NY   14051          5            12/13/99         00
    0431776061                           05           02/01/00          0
    YZR11698                             O            01/01/30
    0


    1957502          A33/G02             F          260,000.00         ZZ
                                         360        259,842.50          1
    15600 E MERCURY AVE                8.500          1,999.17         80
                                       8.250          1,999.17      325,000.00
1


    PALMER           AK   99645          1            12/13/99         00
    0431802719                           05           02/01/00          0
    017082425                            O            01/01/30
    0


    1957523          A33/G02             F           35,000.00         ZZ
                                         360         34,983.23          1
    3617 CHEROKEE                      9.625            297.50         70
                                       9.375            297.50       50,000.00
    FLINT            MI   48507          1            12/17/99         00
    0431745686                           05           02/01/00          0
    H0004082446                          N            01/01/30
    0


    1957596          737/G02             F          130,000.00         ZZ
                                         360        129,868.20          1
    100 SOUTH PARK AVENUE 109-W        9.375          1,081.27         66
                                       9.125          1,081.27      198,000.00
    BRECKENRIDGE     CO   80424          1            11/19/99         00
    0431676485                           01           01/01/00          0
    593544                               N            12/01/29
    0


    1957665          P34/G02             F           80,000.00         ZZ
                                         240         79,806.66          3
    3615 ROCKDALE TERRACE              9.750            758.81         64
                                       9.500            758.81      125,000.00
    BALTIMORE        MD   21244          5            12/14/99         00
    0431830256                           05           01/14/00          0
    13593                                N            12/14/19
    0


    1957923          P16/G02             F           77,250.00         ZZ
                                         360         77,203.20          1
    7513 TAMARIND AVENUE               8.500            593.99         75
                                       8.250            593.99      103,000.00
    FONTANA          CA   92336          1            12/27/99         00
    0431779230                           05           02/01/00          0
    50004535                             N            01/01/30
    0


    1958207          K15/G02             F          212,500.00         ZZ
                                         360        212,206.56          2
    86-35 126TH ST                     7.875          1,540.77         85
                                       7.625          1,540.77      250,000.00
    RICHMOND HILL    NY   11418          5            11/22/99         10
    0431689298                           05           01/01/00         12
    005005300091                         O            12/01/29
    0
1




    1958217          N20/G02             F           80,370.00         ZZ
                                         360         80,326.10          1
    947 EAST 1150 SOUTH                9.000            646.68         90
                                       8.750            646.68       89,300.00
    CLEARFIELD       UT   84015          1            12/20/99         12
    0431763135                           05           02/01/00         25
    389122                               N            01/01/30
    0


    1958218          N94/G02             F          112,000.00         ZZ
                                         360        111,873.96          1
    129 LONG POND ROAD                 8.875            891.12         80
                                       8.625            891.12      140,000.00
    MARSTONS MILLS   MA   02648          5            11/30/99         00
    0431755065                           05           01/01/00          0
    003881                               O            12/01/29
    0


    1958236          K15/G02             F           60,500.00         ZZ
                                         360         60,417.29          1
    1300 GOLDEN CIR #105               9.900            526.47         81
                                       9.650            526.47       75,000.00
    GOLDEN           CO   80401          5            10/20/99         10
    0431688829                           01           12/01/99         21
    023105300164                         O            11/01/29
    0


    1958324          227/G02             F           21,000.00         ZZ
                                         360         20,988.52          1
    10527 PERRIN BEITEL                9.000            168.98         92
    UNIT 109                           8.750            168.98       22,950.00
    SAN ANTONIO      TX   78217          1            12/15/99         10
    0431749886                           01           02/01/00         30
    1801036                              O            01/01/30
    0


    1958389          992/G02             F          168,000.00         ZZ
                                         360        167,903.34          1
    596 LAKE SHORE DR. SOUTH           8.750          1,321.66         79
                                       8.500          1,321.66      213,000.00
    WURTSBORO        NY   12790          1            12/29/99         00
    0431755750                           05           02/01/00          0
    377143                               O            01/01/30
    0


    1958398          E23/G02             F          112,500.00         ZZ
                                         360        112,309.38          2
1


    1098 WEST G STREET A  B            8.875            895.10         90
                                       8.625            895.10      125,000.00
    COLTON           CA   92624          1            10/15/99         01
    0431681543                           05           12/01/99         25
    10509984                             N            11/01/29
    0


    1958444          Q76/G02             F           69,525.00         ZZ
                                         360         69,491.69          1
    1826 WEST MICHELE DRIVE            9.625            590.96         90
                                       9.375            590.96       77,250.00
    PHOENIX          AZ   85023          1            12/08/99         04
    0431713767                           05           02/01/00         25
    9911015                              N            01/01/30
    0


    1958512          M65/G02             F          220,500.00         ZZ
                                         360        220,500.00          3
    1153 GRANT AVENUE                  9.875          1,914.71         90
                                       9.625          1,914.71      246,000.00
    BRONX            NY   10456          1            01/14/00         01
    0431803451                           05           03/01/00         25
    2381                                 O            02/01/30
    0


    1958552          637/G02             F          121,950.00         ZZ
                                         360        121,832.67          1
    516 SE 6TH TERRACE                 9.625          1,036.57         90
                                       9.375          1,036.57      135,500.00
    CAPE CORAL       FL   33990          1            11/11/99         04
    0431729383                           05           01/01/00         25
    0019049873                           N            12/01/29
    0


    1958616          P44/G02             F          220,500.00         ZZ
                                         360        220,382.65          4
    26 WARNER STREET                   9.125          1,794.07         90
                                       8.875          1,794.07      245,000.00
    HUDSON           MA   01749          1            12/31/99         14
    0431752609                           05           02/01/00         25
    1958616                              N            01/01/30
    0


    1958647          931/G02             F           43,200.00         ZZ
                                         360         43,171.74          1
    81 EAST PATTAGANSETT RD            8.125            320.76         80
    UNIT 6                             7.875            320.76       54,000.00
    NIANTIC          CT   06357          1            12/28/99         00
    0431749563                           01           02/01/00          0
1


    047867                               O            01/01/30
    0


    1958743          G70/G02             F           63,000.00         ZZ
                                         360         62,968.19          1
    705-707 FREBIS AVENUE              9.375            524.00         90
                                       9.125            524.00       70,000.00
    COLUMBUS         OH   43207          1            12/20/99         01
    0431744507                           05           02/01/00         25
    101461                               N            01/01/30
    0


    1958837          828/G02             F           63,050.00         ZZ
                                         360         63,011.80          1
    10570 WAVING FIELDS DRIVE          8.500            484.80         65
                                       8.250            484.80       97,701.00
    HOUSTON          TX   77064          1            12/30/99         00
    0431779834                           03           02/01/00          0
    90200022                             N            01/01/30
    0


    1958866          R53/G02             F          125,000.00         ZZ
                                         360        125,000.00          1
    CHRISTIAN HILL ROAD                8.625            972.24         61
                                       8.375            972.24      205,000.00
    BETHEL           VT   05032          1            01/05/00         00
    0431749142                           05           03/01/00          0
    MS518                                O            02/01/30
    0


    1958894          G70/G02             F           64,800.00         ZZ
                                         360         64,767.28          2
    775-777 SOUTH 17TH STREET          9.375            538.97         90
                                       9.125            538.97       72,000.00
    COLUMBUS         OH   43207          1            12/20/99         10
    0431743624                           05           02/01/00         25
    101463                               N            01/01/30
    0


    1958901          G70/G02             F           61,200.00         ZZ
                                         360         61,169.10          2
    477-479 WOODROW AVENUE             9.375            509.03         90
                                       9.125            509.03       68,000.00
    COLUMBUS         OH   43207          1            12/20/99         10
    0431770155                           05           02/01/00         25
    101462                               N            01/01/30
    0


1


    1958961          P34/G02             F          500,000.00         ZZ
                                         360        499,697.10          1
    15 PREAKNESS DRIVE                 8.500          3,844.57         80
                                       8.250          3,844.57      625,000.00
    LINCOLN          RI   02865          1            12/15/99         00
    0431721901                           05           02/01/00          0
    61302                                O            01/01/30
    0


    1959120          687/G02             F           73,500.00         ZZ
                                         360         73,500.00          4
    145 BRYANT STREET                  9.875            638.24         70
                                       9.625            638.24      105,000.00
    NORTH TONAWANDA  NY   14120          5            01/21/00         00
    0431819184                           05           03/01/00          0
    9912100783                           N            02/01/30
    0


    1959276          E53/G02             F           99,000.00         ZZ
                                         360         98,950.01          3
    911 ARDMORE AVENUE                 9.375            823.43         90
                                       9.125            823.43      110,000.00
    WEST PALM BEACH  FL   33401          1            12/07/99         14
    0431699297                           05           02/01/00         25
    11109732                             O            01/01/30
    0


    1959378          562/G02             F          301,000.00         ZZ
                                         360        300,702.70          2
    164-18 65TH AVENUE                 9.500          2,530.98         79
                                       9.250          2,530.98      385,000.00
    FLUSHING         NY   11365          2            11/30/99         00
    0431829365                           05           01/01/00          0
    615427                               O            12/01/29
    0


    1959591          624/G02             F          117,500.00         ZZ
                                         360        117,428.82          1
    393 NE KELLY                       8.500            903.47         83
                                       8.250            903.47      142,500.00
    GRESHAM          OR   97030          1            12/21/99         01
    0431763671                           01           02/01/00         20
    81600891163                          O            01/01/30
    0


    1959605          G88/G02             F           51,000.00         ZZ
                                         360         50,968.30          1
    156 FRONT STREET                   8.375            387.64         75
    UNIT 300                           8.125            387.64       68,000.00
1


    EXETER           NH   03833          1            12/30/99         00
    0431751114                           01           02/01/00          0
    9911074                              N            01/01/30
    0


    1959817          K15/G02             F          104,000.00         ZZ
                                         360        103,882.97          2
    444-446 WHEELING WAY               8.875            827.47         80
                                       8.625            827.47      130,000.00
    LOS ANGELES      CA   90042          1            11/23/99         00
    0431697291                           05           01/01/00          0
    3003748                              N            12/01/29
    0


    1959846          K15/G02             F          132,050.00         ZZ
                                         360        131,981.55          1
    5231 N STERLING HEIGHTS PLACE      9.250          1,086.34         90
                                       9.000          1,086.34      146,772.00
    TUCSON           AZ   85749          1            12/01/99         11
    0431720143                           03           02/01/00         25
    3005256                              O            01/01/30
    0


    1959893          A75/G02             F          285,600.00         ZZ
                                         360        285,278.58          1
    56 QUAIL HOLLOW DRIVE              8.875          2,272.37         80
                                       8.625          2,272.37      357,000.00
    SEWELL           NJ   08080          5            12/06/99         00
    0431696939                           05           01/01/00          0
    1000025542                           O            12/01/29
    0


    1959919          N31/G02             F          280,000.00         ZZ
                                         360        280,000.00          1
    418 EAST JEFFERSON AVENUE          9.500          2,354.39         80
                                       9.250          2,354.39      350,000.00
    POMONA           CA   91767          1            01/06/00         00
    0431778687                           05           03/01/00          0
    1959919                              N            02/01/30
    0


    1959927          637/G02             F          228,600.00         ZZ
                                         360        228,471.84          4
    904 WESCOTT SQUARE                 8.875          1,818.85         90
                                       8.625          1,818.85      254,000.00
    EAGAN            MN   55123          1            01/04/00         11
    0431807759                           05           02/01/00         25
    0018696815                           N            01/01/30
    0
1




    1960134          G44/G02             F          156,750.00         ZZ
                                         360        156,591.06          1
    600 SW 33 AVENUE                   9.375          1,303.77         95
    3300 SW 6 STREET                   9.125          1,303.77      165,000.00
    MIAMI            FL   33135          1            11/15/99         10
    0431765429                           05           01/01/00         30
    1199024                              O            12/01/29
    0


    1960145          M93/G02             F           87,750.00         ZZ
                                         360         87,705.69          1
    852 HADLEY LANE NORTH              9.375            729.86         75
                                       9.125            729.86      117,000.00
    OAKDALE          MN   55128          5            12/21/99         00
    0431764315                           05           02/01/00          0
    1960145                              O            01/01/30
    0


    1960184          F44/G02             F           55,000.00         ZZ
                                         360         54,942.75          1
    4712 NORMA DRIVE NE                9.250            452.47         61
                                       9.000            452.47       91,000.00
    ALBUQUERQUE      NM   87109          5            11/24/99         00
    0431801315                           05           01/01/00          0
    211284                               O            12/01/29
    0


    1960238          637/G02             F          273,000.00         ZZ
                                         360        272,659.44          1
    4073 LONG BEACH DRIVE NW           8.375          2,075.00         80
                                       8.125          2,075.00      342,400.00
    HACKENSACK       MN   56452          5            12/01/99         00
    0431720309                           05           01/01/00          0
    0018691105                           O            12/01/29
    0


    1960244          E87/G02             F          496,000.00         ZZ
                                         360        495,667.20          1
    754 ALAMEDA PADRE SERRA            8.000          3,639.47         80
                                       7.750          3,639.47      620,000.00
    SANTA BARBARA    CA   93103          1            12/01/99         00
    0431700608                           05           02/01/00          0
    70002702                             O            01/01/30
    0


    1960257          129/G02             F           46,800.00         ZZ
                                         360         46,773.76          1
1


    2158 RUSSELL RD                    8.875            372.36         90
                                       8.625            372.36       52,000.00
    MUSKEGON         MI   49445          1            12/23/99         10
    0431795871                           05           02/01/00         25
    3500440114                           N            01/01/30
    0


    1960268          K15/G02             F          234,000.00         ZZ
                                         360        233,861.85          1
    460 SUNNYSLOPE AVENUE              8.625          1,820.03         87
                                       8.375          1,820.03      272,000.00
    PETALUMA         CA   94952          5            12/01/99         10
    0431728914                           05           02/01/00         25
    3004450                              O            01/01/30
    0


    1960283          K15/G02             F           64,000.00         ZZ
                                         360         63,935.11          2
    906 S 15TH STREET                  9.375            532.32         80
                                       9.125            532.32       80,000.00
    FORT PIERCE      FL   34950          1            11/23/99         00
    0431701580                           05           01/01/00          0
    3004638                              N            12/01/29
    0


    1960370          K45/G02             F           62,800.00         ZZ
                                         360         62,764.80          1
    14404 NORTH 62ND AVENUE            8.875            499.66         80
                                       8.625            499.66       78,500.00
    GLENDALE         AZ   85306          1            12/29/99         00
    0431751858                           05           02/01/00          0
    390238                               O            01/01/30
    0


    1960371          L94/G02             F           66,600.00         ZZ
                                         360         66,566.36          1
    4956 SOUTH 142 STREET              9.375            553.95         90
                                       9.125            553.95       74,000.00
    OMAHA            NE   68137          1            12/30/99         10
    0431751783                           05           02/01/00         30
    1960371                              N            01/01/30
    0


    1960382          P44/G02             F           79,000.00         ZZ
                                         360         79,000.00          1
    78 MIDWAY DRIVE                    9.500            664.27         70
                                       9.250            664.27      114,000.00
    BARNSTABLE       MA   02632          5            01/10/00         00
    0431784107                           05           03/01/00          0
1


    1960382                              O            02/01/30
    0


    1960400          K15/G02             F           84,750.00         ZZ
                                         360         84,652.12          1
    298 PINE LANE                      8.750            666.73         75
                                       8.500            666.73      113,000.00
    CARBONDALE       IL   62901          2            11/30/99         00
    0431736537                           05           01/01/00          0
    3004834                              O            12/01/29
    0


    1960414          F96/G02             F          237,500.00         ZZ
                                         360        237,363.36          2
    50 PASSAIC AVENUE                  8.750          1,868.41         95
                                       8.500          1,868.41      250,000.00
    EAST NEWARK      NJ   07029          1            12/10/99         12
    0431716158                           05           02/01/00         30
    9900424                              O            01/01/30
    0


    1960426          P59/G02             F           35,000.00         ZZ
                                         360         34,982.78          1
    43947 2ND STREET EAST              9.500            294.30         70
                                       9.250            294.30       50,000.00
    LANCASTER        CA   93535          1            12/01/99         00
    0431705086                           05           02/01/00          0
    99199855                             N            01/01/30
    0


    1960443          E11/G02             F          396,000.00         ZZ
                                         360        395,772.17          1
    9257 NW UNITY STREET               8.750          3,115.33         80
                                       8.500          3,115.33      500,000.00
    COON RAPIDS      MN   55433          1            12/10/99         00
    0431704949                           05           02/01/00          0
    3001008777                           O            01/01/30
    0


    1960491          687/G02             F           94,400.00         ZZ
                                         360         94,354.78          1
    13300 WOODLAND FARM DR             9.625            802.39         90
                                       9.375            802.39      104,900.00
    CHARLOTTE        NC   28215          1            12/30/99         14
    0431789999                           05           02/01/00         25
    9912161099                           N            01/01/30
    0


1


    1960641          136/136             F          180,000.00         ZZ
                                         360        180,000.00          2
    597 E. 91ST STREET                 8.625          1,400.03         80
                                       8.375          1,400.03      225,000.00
    BROOKLYN         NY   11236          1            01/14/00         00
    4579650                              05           03/01/00          0
    4579650                              O            02/01/30
    0


    1960684          683/G02             F          116,000.00         ZZ
                                         360        115,931.51          2
    128 BOWERS STREET                  8.625            902.24         80
                                       8.375            902.24      145,000.00
    NASHUA           NH   03060          1            12/28/99         00
    0431811090                           05           02/01/00          0
    18151                                O            01/01/30
    0


    1960778          637/G02             F          268,000.00         ZZ
                                         360        267,629.91          1
    245 SEQUOIA AVENUE                 7.875          1,943.19         80
                                       7.625          1,943.19      335,000.00
    SOUTH SAN FRANC  CA   94080          2            11/22/99         00
    0431784164                           05           01/01/00          0
    0013833801                           O            12/01/29
    0


    1960791          L94/G02             F           44,100.00         ZZ
                                         360         44,100.00          1
    411 NORTH ARTHUR STREET            9.750            378.89         90
                                       9.500            378.89       49,000.00
    POCATELLO        ID   83204          1            01/12/00         10
    0431799147                           05           03/01/00         30
    89735660                             N            02/01/30
    0


    1960936          K15/G02             F           88,000.00         ZZ
                                         360         87,893.01          1
    328 SPRING STREET                  8.500            676.64         80
                                       8.250            676.64      110,000.00
    ROYERSFORD       PA   19468          2            11/24/99         00
    0431735067                           05           01/01/00          0
    3004456                              O            12/01/29
    0


    1960945          K15/G02             F          140,000.00         ZZ
                                         360        139,846.49          1
    695 695 1/2 EAST 41ST PLACE        9.000          1,126.47         80
                                       8.750          1,126.47      175,000.00
1


    LOS ANGELES      CA   90011          1            11/17/99         00
    0431735935                           05           01/01/00          0
    3004263                              O            12/01/29
    0


    1960972          G81/G02             F          205,650.00         ZZ
                                         360        205,554.06          4
    1223 NE 15 AVENUE                  9.750          1,766.85         90
                                       9.500          1,766.85      228,500.00
    FT LAUDERDALE    FL   33304          1            12/30/99         01
    0431775667                           05           02/01/00         25
    021912040                            N            01/01/30
    0


    1960995          P16/G02             F          460,000.00         ZZ
                                         360        460,000.00          1
    202 SOUTH EAGLE DRIVE              8.875          3,659.97         58
                                       8.625          3,659.97      805,000.00
    BIG BEAR LAKE    CA   92315          5            01/13/00         00
    0431804343                           05           03/01/00          0
    50004966                             O            02/01/30
    0


    1961015          498/G02             F           38,880.00         ZZ
                                         360         38,858.20          2
    1131-1133 E 54TH STREET            8.875            309.35         90
                                       8.625            309.35       43,200.00
    SAVANNAH         GA   31404          1            12/27/99         12
    0431751007                           05           02/01/00         25
    26003871                             N            01/01/30
    0


    1961021          129/G02             F          142,200.00         ZZ
                                         360        142,052.00          4
    4618 E MILHAM ROAD                 9.250          1,169.84         90
                                       9.000          1,169.84      158,000.00
    PORTAGE          MI   49008          1            11/11/99         10
    0431752187                           05           01/01/00         25
    3500431469                           N            12/01/29
    0


    1961165          B49/G02             F           77,400.00         ZZ
                                         360         77,400.00          3
    1200 CARTERET AVENUE               9.250            636.76         90
                                       9.000            636.76       86,000.00
    PUEBLO           CO   81004          1            01/04/00         11
    0431751635                           05           03/01/00         30
    1961165                              N            02/01/30
    0
1




    1961189          637/G02             F           60,800.00         ZZ
                                         360         60,766.79          3
    745 EAST VENTURA AVENUE            9.000            489.21         80
                                       8.750            489.21       76,000.00
    TULARE           CA   93274          1            12/09/99         00
    0431748227                           05           02/01/00          0
    0013960380                           N            01/01/30
    0


    1961219          E86/G02             F           42,300.00         ZZ
                                         360         42,280.27          1
    92 WEST 149TH STREET               9.750            363.42         90
                                       9.500            363.42       47,000.00
    RIVERDALE        IL   60827          1            12/15/99         10
    0431778356                           05           02/01/00         25
    02992876                             N            01/01/30
    0


    1961251          F64/G02             F          240,000.00         ZZ
                                         360        239,875.58          1
    7028 HOLLYBERRY ROAD               9.250          1,974.42         53
                                       9.000          1,974.42      460,000.00
    ROANOKE          VA   24018          5            12/30/99         00
    0431763101                           05           02/01/00          0
    8000000842                           O            01/01/30
    0


    1961321          883/G02             F          285,000.00         ZZ
                                         360        284,848.33          1
    13936 MARINE DRIVE                 9.125          2,318.86         75
                                       8.875          2,318.86      383,000.00
    ORLANDO          FL   32832          4            12/09/99         00
    0431758754                           05           02/01/00          0
    05008576                             O            01/01/30
    0


    1961347          N94/G02             F           66,500.00         ZZ
                                         360         66,468.15          1
    3 AUTUMN LEAF DRIVE                9.625            565.24         95
    UNIT 3-2                           9.375            565.24       70,000.00
    NASHUA           NH   03062          1            12/30/99         14
    0431756071                           01           02/01/00         30
    1961347                              O            01/01/30
    0


    1961356          P76/G02             F           81,000.00         ZZ
                                         360         80,949.65          1
1


    1301 S HAMPTON ROAD                8.375            615.66         75
                                       8.125            615.66      108,000.00
    DESOTO           TX   75115          2            12/27/99         00
    0431797638                           05           02/01/00          0
    0000                                 O            01/01/30
    0


    1961366          E86/G02             F           59,375.00         ZZ
                                         360         59,345.79          1
    225 NORTH GREGORY STREET UNIT9     9.500            499.26         95
                                       9.250            499.26       62,500.00
    AURORA           IL   60504          1            12/15/99         10
    0431778117                           01           02/01/00         30
    03991517                             O            01/01/30
    0


    1961367          E86/G02             F          119,000.00         ZZ
                                         360        118,935.00          2
    3339 WEST POTOMAC AVENUE           9.000            957.50         85
                                       8.750            957.50      140,000.00
    CHICAGO          IL   60651          5            12/10/99         10
    0431809409                           05           02/01/00         12
    07991585                             O            01/01/30
    0


    1961434          637/G02             F          114,000.00         ZZ
                                         360        113,939.33          1
    1223 CANAL AVENUE                  9.125            927.55         80
                                       8.875            927.55      142,511.00
    MANAHAWKIN       NJ   08050          1            12/10/99         00
    0431719608                           05           02/01/00          0
    18762955                             O            01/01/30
    0


    1961459          H47/G02             F           85,000.00         ZZ
                                         360         84,949.81          1
    1502 WICKLOW PLACE                 8.625            661.13         61
                                       8.375            661.13      139,719.00
    FORT COLLINS     CO   80526          1            12/17/99         00
    0431764174                           03           02/01/00          0
    150000507                            O            01/01/30
    0


    1961461          129/G02             F           51,500.00         ZZ
                                         360         51,500.00          1
    100 NE 45TH COURT                  9.125            419.02         67
                                       8.875            419.02       78,000.00
    OAKLAND PARK     FL   33334          2            01/07/00         00
    0431801513                           05           03/01/00          0
1


    3500444587                           O            02/01/30
    0


    1961498          N33/G02             F           29,000.00         ZZ
                                         360         28,983.32          1
    4107 LEES LANE                     8.750            228.14         51
                                       8.500            228.14       57,500.00
    LOUISVILLE       KY   40216          5            12/29/99         00
    0431746981                           05           02/01/00          0
    28439                                N            01/01/30
    0


    1961558          K15/G02             F          206,400.00         ZZ
                                         360        206,190.73          4
    8165 PHILBIN AVENUE A D            9.375          1,716.73         80
                                       9.125          1,716.73      258,000.00
    RIVERSIDE        CA   92503          1            11/29/99         00
    0431736867                           05           01/01/00          0
    3004868                              N            12/01/29
    0


    1961575          455/G02             F          100,600.00         ZZ
                                         360        100,543.60          1
    501 DANCING FOX ROAD               8.875            800.42         80
                                       8.625            800.42      125,751.00
    DECATUR          GA   30032          1            12/17/99         00
    0431788728                           01           02/01/00          0
    10000301                             O            01/01/30
    0


    1961577          455/G02             F          202,500.00         ZZ
                                         360        202,400.40          1
    1146 FINCHER ROAD                  9.500          1,702.73         90
                                       9.250          1,702.73      225,900.00
    CANTON           GA   30114          1            12/13/99         01
    0431749597                           05           02/01/00         25
    09000117                             O            01/01/30
    0


    1961676          455/G02             F          239,000.00         ZZ
                                         360        238,702.90          1
    133 EAST WINDWALKER COURT          8.375          1,816.57         67
                                       8.125          1,816.57      360,000.00
    WEATHERFORD      TX   76088          2            12/13/99         00
    0431749639                           05           02/01/00          0
    30000026                             O            01/01/30
    0


1


    1961711          183/G02             F          123,000.00         ZZ
                                         360        122,864.83          1
    17253 WORMER                       8.990            988.81         77
                                       8.740            988.81      160,000.00
    DETROIT          MI   48219          5            12/08/99         00
    0431725050                           05           01/13/00          0
    01933800274961                       O            12/13/29
    0


    1961726          966/G02             F           87,200.00         ZZ
                                         360         87,153.59          1
    7205 NORTH STONE MEADOW CIRCLE     9.125            709.49         77
                                       8.875            709.49      114,500.00
    ROWLETT          TX   75088          2            12/06/99         00
    0431737626                           03           02/01/00          0
    30013941                             N            01/01/30
    0


    1961737          E76/G02             F           80,100.00         ZZ
                                         360         80,060.61          1
    130 EVERGREEN ROAD #B302           9.500            673.52         90
                                       9.250            673.52       89,000.00
    DILLON           CO   80435          1            12/13/99         10
    0431742113                           01           02/01/00         25
    19911087                             N            01/01/30
    0


    1961760          E11/G02             F           95,500.00         ZZ
                                         360         95,446.46          1
    6425 N CLOVERDALE AVENUE           8.875            759.84         70
                                       8.625            759.84      137,000.00
    CRYSTAL          MN   55428          5            12/15/99         00
    0431750967                           05           02/01/00          0
    0004001019590                        N            01/01/30
    0


    1961792          N24/G02             F           56,625.00         ZZ
                                         360         56,588.90          1
    9310 EAST GIRARD AVENUE #10        8.250            425.40         75
                                       8.000            425.40       75,500.00
    AURORA           CO   80231          1            01/03/00         00
    0431749233                           01           02/01/00          0
    3055910                              N            01/01/30
    0


    1961813          M46/G02             F           34,200.00         ZZ
                                         360         34,182.73          1
    5335 BENT TREE FOREST DR 101       9.375            284.46         95
                                       9.125            284.46       36,000.00
1


    DALLAS           TX   75248          1            01/03/00         11
    0431775816                           04           02/01/00         30
    7320570                              O            01/01/30
    0


    1961855          A52/G02             F          100,000.00         ZZ
                                         360         99,953.35          1
    4091-4093 BOWERS POINT DRIVE       9.750            859.15         90
                                       9.500            859.15      111,500.00
    LILBURN          GA   30047          1            12/17/99         11
    0431733609                           05           02/01/00         25
    10023                                N            01/01/30
    0


    1961875          129/G02             F           85,000.00         ZZ
                                         360         84,955.94          1
    16143 NORTH 157TH DRIVE            9.250            699.27         54
                                       9.000            699.27      158,266.00
    SURPRISE         AZ   85374          1            12/09/99         00
    0431728138                           03           02/01/00          0
    3500438480                           O            01/01/30
    0


    1961880          L55/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
    20-15 STEINWAY STREET              7.875            652.57         30
                                       7.625            652.57      305,000.00
    LONG ISLAND CIT  NY   11105          5            01/06/00         00
    0431780618                           05           03/01/00          0
    7325                                 O            02/01/30
    0


    1961902          A50/A50             F           52,000.00         ZZ
                                         360         51,941.47          1
    4607 GEORGIA HIGHWAY 219           8.875            413.74         80
                                       8.625            413.74       65,000.00
    FORTSON          GA   31808          1            11/23/99         00
    701075                               05           01/01/00          0
    701075                               O            12/01/29
    0


    1961956          H37/G02             F          130,500.00         ZZ
                                         360        130,500.00          2
    592-594 WILDER STREET              9.250          1,073.59         90
                                       9.000          1,073.59      145,000.00
    LOWELL           MA   01851          1            01/26/00         14
    0431819234                           05           03/01/00         25
    00222374                             N            02/01/30
    0
1




    1962033          Q99/G02             F           70,000.00         ZZ
                                         360         69,960.76          1
    76 STANLEY STREET                  8.875            556.95         72
                                       8.625            556.95       98,000.00
    EAST HARTFORD    CT   06108          5            01/21/00         00
    0431801950                           05           02/26/00          0
    SMITH                                O            01/26/30
    0


    1962040          P64/G02             F          270,000.00         ZZ
                                         360        269,870.65          1
    1840,42,44,46 KNOLL BROOK PL       9.625          2,294.97         88
                                       9.375          2,294.97      310,200.00
    LEE'S SUMMIT     MO   64086          1            12/08/99         11
    0431778588                           07           02/01/00         25
    HMC990000858                         N            01/01/30
    0


    1962079          Q64/G02             F           72,000.00         ZZ
                                         360         72,000.00          1
    120 ASH COURT                      9.875            625.22         90
                                       9.625            625.22       80,000.00
    KINGSLAND        GA   31548          1            01/06/00         11
    0431800762                           05           03/01/00         25
    0100691708                           N            02/01/30
    0


    1962091          227/G02             F           40,500.00         ZZ
                                         360         40,500.00          1
    616 WARRIOR TRAIL                  9.000            325.88         90
                                       8.750            325.88       45,000.00
    GRAND PRAIRIE    TX   75051          1            01/14/00         14
    0431794486                           05           03/01/00         25
    1801367                              N            02/01/30
    0


    1962100          313/G02             F           54,000.00         ZZ
                                         360         53,967.28          2
    108-110 ADAMS AKA                  8.500            415.22         90
    W ADAMS ST                         8.250            415.22       60,000.00
    PAULSBORO        NJ   08066          1            01/05/00         01
    0431779560                           05           02/01/00         25
    0006909469                           N            01/01/30
    0


    1962101          H49/G02             F           70,000.00         ZZ
                                         360         70,000.00          2
1


    119 JACKSON STREET                 9.750            601.41         90
                                       9.500            601.41       78,000.00
    TRENTON          NJ   08611          1            01/12/00         11
    0431820877                           05           03/01/00         25
    31719212                             N            02/01/30
    0


    1962134          M05/G02             F          294,000.00         ZZ
                                         360        294,000.00          2
    43-24 194TH STREET                 8.625          2,286.71         79
                                       8.375          2,286.71      375,000.00
    FLUSHING         NY   11358          2            01/10/00         00
    0431808765                           07           03/01/00          0
    PAOLANTONIO                          O            02/01/30
    0


    1962174          737/G02             F          140,000.00         ZZ
                                         360        139,932.93          2
    670 HOLMES STREET                  9.625          1,189.99         80
                                       9.375          1,189.99      175,000.00
    ATLANTA          GA   30318          5            12/17/99         00
    0431740083                           05           02/01/00          0
    200268                               N            01/01/30
    0


    1962184          J33/G02             F           78,000.00         ZZ
                                         360         77,951.52          1
    892 & 894 YORKSHIRE LANE           8.375            592.86         63
                                       8.125            592.86      125,000.00
    LAWRENCEVILLE    GA   30045          5            12/10/99         00
    0431750181                           07           02/01/00          0
    9946030295                           O            01/01/30
    0


    1962190          J33/G02             F          144,281.00         ZZ
                                         360        144,114.37          1
    3849 CAIN MILL DRIVE               8.750          1,135.06         75
                                       8.500          1,135.06      192,375.00
    LITHONIA         GA   30038          1            11/30/99         00
    0431736156                           05           01/01/00          0
    9905350178                           O            12/01/29
    0


    1962201          A02/G02             F           67,500.00         ZZ
                                         360         67,467.67          1
    306 SHAWNEE STREET                 9.625            573.74         90
                                       9.375            573.74       75,000.00
    PARK FOREST      IL   60466          1            12/13/99         10
    0431735109                           05           02/01/00         25
1


    03084095                             N            01/01/30
    0


    1962232          H37/G02             F           69,750.00         ZZ
                                         360         69,750.00          4
    5-7 SULLIVAN STREET                9.125            567.51         90
                                       8.875            567.51       77,500.00
    BIDDEFORD        ME   04005          1            01/18/00         14
    0431797794                           05           03/01/00         25
    00223072                             N            02/01/30
    0


    1962242          M66/G02             F          108,000.00         ZZ
                                         360        107,949.61          4
    19 SOUTH STATE ROAD                9.750            927.89         90
                                       9.500            927.89      120,000.00
    UPPER DARBY      PA   19082          1            12/30/99         01
    0431821123                           05           02/01/00         25
    134885                               N            01/01/30
    0


    1962244          F96/G02             F          184,500.00         ZZ
                                         360        184,393.85          3
    99 BARKLEY AVENUE                  8.750          1,451.46         69
                                       8.500          1,451.46      269,000.00
    CLIFTON          NJ   07011          1            12/10/99         00
    0431738160                           05           02/01/00          0
    9902639                              O            01/01/30
    0


    1962251          737/G02             F          152,000.00         ZZ
                                         360        151,927.19          2
    820 BERKELEY AVENUE                9.625          1,291.98         80
                                       9.375          1,291.98      190,000.00
    ATLANTA          GA   30318          5            12/17/99         00
    0431740141                           05           02/01/00          0
    2000269                              N            01/01/30
    0


    1962291          737/G02             F          157,250.00         ZZ
                                         360        157,161.84          1
    4194 HORSESHOE DRIVE               8.875          1,251.15         85
                                       8.625          1,251.15      185,000.00
    STRASBURG        CO   80136          5            12/22/99         14
    0431742766                           27           02/01/00         12
    593559                               O            01/01/30
    0


1


    1962317          F32/G02             F           69,600.00         ZZ
                                         360         69,554.47          1
    1090 BRITLEY PARK LANE             8.125            516.78         80
                                       7.875            516.78       87,000.00
    WOODSTOCK        GA   30189          2            12/21/99         00
    0431737378                           05           02/01/00          0
    407056897                            N            01/01/30
    0


    1962347          R21/G02             F           87,590.00         ZZ
                                         360         87,590.00          1
    8219 S JEFFREY                     9.750            752.53         95
                                       9.500            752.53       92,200.00
    CHICAGO          IL   60617          1            01/11/00         10
    0431771468                           05           03/01/00         30
    1962347                              O            02/01/30
    0


    1962361          134/G02             F          216,000.00         ZZ
                                         360        216,000.00          1
    240 OAKRIDGE AVENUE                9.000          1,737.99         80
                                       8.750          1,737.99      270,000.00
    ATLANTA          GA   30317          1            01/12/00         00
    0431793058                           05           03/01/00          0
    9348517                              N            02/01/30
    0


    1962375          163/G02             F          199,200.00         ZZ
                                         360        199,079.32          1
    22058 S BEAVERCREEK ROAD           8.500          1,531.68         80
                                       8.250          1,531.68      249,000.00
    BEAVERCREEK      OR   97004          1            12/03/99         00
    0431764430                           05           02/01/00          0
    817211600                            O            01/01/30
    0


    1962395          K15/G02             F          113,800.00         ZZ
                                         360        113,736.21          1
    1398 MOSSWOOD AVENUE               8.875            905.44         85
                                       8.625            905.44      134,000.00
    ESCALON          CA   95320          1            12/13/99         04
    0431746072                           05           02/01/00         12
    3005491                              O            01/01/30
    0


    1962401          811/G02             F          216,000.00         ZZ
                                         360        215,869.15          1
    918 BUENA VISTA AVENUE             8.500          1,660.85         80
                                       8.250          1,660.85      270,000.00
1


    ALAMEDA          CA   94501          1            12/16/99         00
    0431747674                           03           02/01/00          0
    FM00205129                           O            01/01/30
    0


    1962402          K15/G02             F          228,000.00         ZZ
                                         360        227,887.85          1
    5112 CATHEDRAL OAKS ROAD           9.500          1,917.15         61
                                       9.250          1,917.15      375,000.00
    SANTA BARBARA    CA   93111          1            12/08/99         00
    0431747583                           05           02/01/00          0
    3005763                              N            01/01/30
    0


    1962413          K15/G02             F          196,000.00         ZZ
                                         360        195,903.60          1
    723 NORTH ELIZABETH STREET         9.500          1,648.07         80
                                       9.250          1,648.07      245,000.00
    CHICAGO          IL   60622          1            12/03/99         00
    0431742410                           05           02/01/00          0
    3004406                              O            01/01/30
    0


    1962442          227/G02             F           30,400.00         ZZ
                                         360         30,400.00          1
    3640 KENBROOKE COURT               9.625            258.40         95
                                       9.375            258.40       32,000.00
    KALAMAZOO        MI   49006          1            01/14/00         11
    0431796796                           01           03/01/00         30
    1861824                              O            02/01/30
    0


    1962453          896/G02             F           81,000.00         ZZ
                                         360         80,955.75          1
    4951 TURTLE TRACE                  9.000            651.75         90
                                       8.750            651.75       90,000.00
    MARIETTA         GA   30062          1            12/15/99         10
    0431747146                           05           02/01/00         25
    20126                                N            01/01/30
    0


    1962459          F96/G02             F          102,800.00         ZZ
                                         360        102,737.73          1
    998 MCGUIRE DRIVE                  8.500            790.44         80
                                       8.250            790.44      128,500.00
    DOVER TOWNSHIP   NJ   08753          1            12/20/99         00
    0431740406                           05           02/01/00          0
    9902873                              O            01/01/30
    0
1




    1962490          129/G02             F           66,500.00         ZZ
                                         360         66,465.52          1
    22913 FRANCIS                      9.250            547.08         70
                                       9.000            547.08       95,000.00
    ST CLAIR SHORES  MI   48082          1            12/17/99         00
    0431747898                           05           02/01/00          0
    3500433580                           N            01/01/30
    0


    1962542          K79/G02             F          216,000.00         ZZ
                                         360        216,000.00          1
    300 COMMERCIAL ST UNIT 810         9.875          1,875.63         51
                                       9.625          1,875.63      427,000.00
    BOSTON           MA   02109          2            01/11/00         00
    0431779917                           08           03/01/00          0
    127670390857                         N            02/01/30
    0


    1962550          P63/G02             F           56,250.00         ZZ
                                         360         56,250.00          1
    279 CLARK STREET UNIT 3C           9.375            467.86         75
                                       9.125            467.86       75,000.00
    HACKENSACK       NJ   07601          2            01/07/00         00
    0431778729                           01           03/01/00          0
    1962550                              N            02/01/30
    0


    1962577          601/G02             F          148,350.00         ZZ
                                         360        148,247.90          1
    14366 S HOLLY CREST LN             7.875          1,075.65         74
                                       7.625          1,075.65      202,500.00
    OREGON CITY      OR   97045          2            12/10/99         00
    0431761238                           05           02/01/00          0
    60145190                             O            01/01/30
    0


    1962578          601/G02             F           40,500.00         ZZ
                                         360         40,480.59          1
    384 MCPHERSON ST                   9.625            344.25         90
                                       9.375            344.25       45,000.00
    MASFIELD         OH   44903          2            12/16/99         10
    0431751163                           05           02/01/00         25
    60145323                             N            01/01/30
    0


    1962580          601/G02             F           68,800.00         ZZ
                                         360         68,759.38          1
1


    35 NORTHVIEW ST                    8.625            535.12         80
                                       8.375            535.12       86,000.00
    ASHVILLE         NC   28801          1            12/16/99         00
    0431775956                           05           02/01/00          0
    60146875                             O            01/01/30
    0


    1962583          601/G02             F           35,000.00         ZZ
                                         360         34,976.51          1
    8401 N NEW BRAUNFELS AVENUE        8.000            256.82         68
    UNIT 142                           7.750            256.82       52,000.00
    SAN ANTONIO      TX   78209          1            12/08/99         00
    0431744721                           04           02/01/00          0
    20471207                             N            01/01/30
    0


    1962598          601/G02             F           33,600.00         ZZ
                                         360         33,583.90          1
    86 HOME AVE                        9.625            285.60         80
                                       9.375            285.60       42,000.00
    MANSFIELD        OH   44902          5            12/08/99         00
    0431747591                           05           02/01/00          0
    60145083                             N            01/01/30
    0


    1962635          687/G02             F          133,650.00         ZZ
                                         360        133,650.00          1
    3507 MARIONWOOD DR                 9.875          1,160.55         90
                                       9.625          1,160.55      148,500.00
    CHARLOTTE        NC   28212          1            01/06/00         01
    0431787159                           05           03/01/00         25
    9912291753                           N            02/01/30
    0


    1962646          G18/G02             F          123,570.00         ZZ
                                         360        123,570.00          1
    7720 47 1/2 PLACE NORTH            9.250          1,016.58         90
                                       9.000          1,016.58      137,300.00
    MINNEAPOLIS      MN   55428          1            01/07/00         12
    0431763069                           05           03/01/00         30
    13FF09900300                         N            02/01/30
    0


    1962655          P16/G02             F           66,000.00         ZZ
                                         360         66,000.00          1
    16490 W SHEDD ROAD                 9.125            537.00         80
                                       8.875            537.00       82,500.00
    CASA GRANDE      AZ   85222          5            01/05/00         00
    0431804020                           05           03/01/00          0
1


    50005017                             O            02/01/30
    0


    1962658          624/G02             F          463,800.00         ZZ
                                         360        463,800.00          1
    18545 POLVERA DRIVE                9.375          3,857.65         80
                                       9.125          3,857.65      580,000.00
    SAN DIEGO        CA   92128          2            01/07/00         00
    0431803089                           03           03/01/00          0
    37009190316                          O            02/01/30
    0


    1962661          Q99/G02             F           56,000.00         ZZ
                                         360         56,000.00          3
    14 CAMPBELL ROAD                   9.250            460.70         60
                                       9.000            460.70       94,000.00
    WARE             MA   01082          5            01/10/00         00
    0431773258                           05           03/01/00          0
    CAMPBELL                             N            02/01/30
    0


    1962667          637/G02             F          100,000.00         ZZ
                                         360         99,942.46          1
    566 TIMBER RIDGE DRIVE             8.750            786.71         80
                                       8.250            786.71      125,000.00
    PENSACOLA        FL   32534          1            12/15/99         00
    0431738848                           05           02/01/00          0
    19058866                             O            01/01/30
    0


    1962669          966/G02             F           53,550.00         ZZ
                                         360         53,525.01          1
    510 22ND AVENUE NORTH              9.750            460.08         90
                                       9.500            460.08       59,500.00
    TEXAS CITY       TX   77590          1            12/21/99         14
    0431738772                           05           02/01/00         25
    91200260                             O            01/01/30
    0


    1962671          M81/G02             F          102,000.00         ZZ
                                         360        102,000.00          1
    5800 GAZEBO ST                     8.875            811.56         75
                                       8.625            811.56      136,000.00
    MILTON           FL   32583          5            12/31/99         00
    0431750314                           05           03/01/00          0
    92569860                             O            02/01/30
    0


1


    1962673          Q76/G02             F          122,400.00         ZZ
                                         360        122,334.86          1
    3035 WEST BRENDA LOOP              9.125            995.89         90
                                       8.875            995.89      136,000.00
    FLAGSTAFF        AZ   86001          1            12/30/99         10
    0431749340                           05           02/01/00         25
    9912009                              N            01/01/30
    0


    1962684          M29/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
    916 29TH ST                        8.875            891.12         70
                                       8.625            891.12      160,000.00
    DENVER           CO   80205          5            01/18/00         00
    0431795657                           05           03/01/00          0
    9910107NL                            N            02/01/30
    0


    1962687          811/G02             F          376,000.00         ZZ
                                         360        375,783.68          1
    276 WILDWOOD AVENUE                8.750          2,957.99         80
                                       8.500          2,957.99      470,000.00
    PIEDMONT         CA   94610          1            12/15/99         00
    0431753581                           05           02/01/00          0
    80038057                             O            01/01/30
    0


    1962691          J92/G02             F          104,000.00         ZZ
                                         360        104,000.00          1
    56 COLLEGE ROAD                    9.250            855.58         80
                                       9.000            855.58      130,000.00
    SELDEN           NY   11784          1            01/12/00         00
    0431781244                           05           03/01/00          0
    1991210083                           O            02/01/30
    0


    1962695          K15/G02             F          153,000.00         ZZ
                                         360        152,914.22          1
    1728 EAST BLACKHAWK DRIVE          8.875          1,217.34         79
                                       8.625          1,217.34      195,000.00
    PHOENIX          AZ   85024          5            12/14/99         00
    0431744796                           05           02/01/00          0
    3005953                              O            01/01/30
    0


    1962725          A50/A50             F           56,100.00         ZZ
                                         360         56,067.72          1
    2954 VICTORY CIRCLE                8.750            441.34         85
                                       8.500            441.34       66,000.00
1


    COLUMBUS         GA   31909          5            12/20/99         01
    701186                               05           02/01/00         30
    701186                               O            01/01/30
    0


    1962731          M46/G02             F           96,000.00         ZZ
                                         360         95,943.32          1
    15014 FALLING CREEK DRIVE          8.625            746.68         80
                                       8.375            746.68      120,000.00
    HOUSTON          TX   77068          1            12/16/99         00
    0431745660                           03           02/01/00          0
    7353672                              O            01/01/30
    0


    1962789          Q11/G02             F          104,400.00         ZZ
                                         360        104,345.87          1
    7820 CARLYLE AVENUE                9.250            858.88         90
                                       9.000            858.88      116,000.00
    MIAMI BEACH      FL   33141          1            12/28/99         01
    0431765122                           05           02/01/00         25
    9118011123                           N            01/01/30
    0


    1962799          Q99/G02             F           97,000.00         ZZ
                                         360         97,000.00          2
    8 OAK STREET                       8.875            771.78         52
                                       8.625            771.78      189,000.00
    EXETER           NH   03833          5            01/11/00         00
    0431772946                           05           03/01/00          0
    GLIDDEN                              O            02/01/30
    0


    1962843          P92/G02             F          216,300.00         ZZ
                                         360        216,187.86          1
    21646 MANDY LANE                   9.250          1,779.45         80
                                       9.000          1,779.45      270,425.00
    GRETNA           NE   68028          1            12/30/99         00
    0431751866                           03           02/01/00          0
    0101036                              O            01/01/30
    0


    1962853          F18/G02             F          101,500.00         ZZ
                                         360        101,438.51          2
    1017 TAYLOR AVENUE                 8.500            780.45         70
                                       8.250            780.45      145,000.00
    VALLEJO          CA   94591          5            12/13/99         00
    0431747914                           05           02/01/00          0
    R02354                               N            01/01/30
    0
1




    1962876          K15/G02             F           90,400.00         ZZ
                                         360         90,346.63          1
    194 HORSESHOE BEND ROAD            8.625            703.12         80
                                       8.375            703.12      113,000.00
    GOLDENDALE       WA   98620          2            12/07/99         00
    0431740075                           05           02/01/00          0
    3005587                              O            01/01/30
    0


    1962885          K15/G02             F          144,000.00         ZZ
                                         360        143,929.17          4
    1141 ABCD BARSTOW ROAD             9.500          1,210.83         80
                                       9.250          1,210.83      180,000.00
    BARSTOW          CA   92311          5            12/14/99         00
    0431751189                           05           02/01/00          0
    3005909                              N            01/01/30
    0


    1962886          K15/G02             F          199,000.00         ZZ
                                         360        198,879.44          1
    3500 COVELLO CIRCLE                8.500          1,530.14         80
                                       8.250          1,530.14      250,000.00
    CAMERON PARK     CA   95682          2            12/01/99         00
    0431751155                           05           02/01/00          0
    3004029                              O            01/01/30
    0


    1962892          P79/G02             F           71,600.00         ZZ
                                         360         71,600.00          1
    11023 WEST OKEECHOBEE ROAD         8.750            563.28         80
    #101                               8.500            563.28       89,500.00
    HIALEAH GARDENS  FL   33018          1            01/10/00         00
    0431776475                           01           03/01/00          0
    1962892                              O            02/01/30
    0


    1962895          664/G02             F          125,000.00         ZZ
                                         360        124,926.20          1
    512 GROTON DRIVE                   8.625            972.24         53
                                       8.375            972.24      240,000.00
    BURBANK          CA   91504          5            12/13/99         00
    0431748060                           05           02/01/00          0
    0003300514                           O            01/01/30
    0


    1962914          A50/A50             F          171,900.00         T
                                         360        171,577.23          1
1


    2524 HIGHWAY 98 EAST               8.375          1,306.56         90
                                       8.125          1,306.56      191,000.00
    CARRABELLE       FL   32322          2            11/02/99         11
    126555                               05           12/01/99         25
    126555                               O            11/01/29
    0


    1962916          K15/G02             F          110,000.00         ZZ
                                         360        109,938.33          1
    6082 WHITE SETTLEMENT ROAD         8.875            875.21         72
                                       8.625            875.21      153,000.00
    WEATHERFORD      TX   76087          5            12/09/99         00
    0431740174                           05           02/01/00          0
    3005443                              O            01/01/30
    0


    1962920          A46/G02             F           71,100.00         ZZ
                                         360         71,063.13          1
    23 WEST BIGELOW OAK COURT          9.250            584.93         90
                                       9.000            584.93       79,000.00
    THE WOODLANDS    TX   77381          1            12/15/99         04
    0431740125                           03           02/01/00         25
    999999                               N            01/01/30
    0


    1962991          P29/G02             F           38,250.00         ZZ
                                         360         38,250.00          1
    408 W. DUNKERTON                   9.750            328.63         75
                                       9.500            328.63       51,000.00
    DUNKERTON        IA   50626          5            01/12/00         00
    0431787811                           05           03/01/00          0
    REED                                 O            02/01/30
    0


    1962996          253/253             F           94,500.00         ZZ
                                         360         94,445.62          1
    13320 WESTVIEW AVE NE              8.750            743.44         90
                                       8.500            743.44      105,000.00
    ALBUQUERQUE      NM   87123          5            12/13/99         14
    947944                               05           02/01/00         30
    947944                               O            01/01/30
    0


    1963029          709/G02             F          344,250.00         ZZ
                                         360        344,051.94          1
    54020 DAHLGREN ROAD                8.750          2,708.22         85
                                       8.500          2,708.22      405,000.00
    SCAPPOOSE        OR   97056          5            12/20/99         10
    0431820984                           05           02/01/00         12
1


    475103                               O            01/01/30
    0


    1963040          E86/G02             F           62,000.00         ZZ
                                         360         61,962.44          1
    50 CARVER BLVD                     8.500            476.73         80
                                       8.250            476.73       78,000.00
    BELLPORT         NY   11713          1            12/27/99         00
    0431750892                           05           02/01/00          0
    0000051034                           O            01/01/30
    0


    1963127          Q73/G02             F           50,750.00         ZZ
                                         360         50,721.55          1
    318 N GROVE CIRCLE                 8.875            403.79         70
                                       8.625            403.79       72,500.00
    BRANDON          MS   39047          2            12/17/99         00
    0431752377                           05           02/01/00          0
    991996                               N            01/01/30
    0


    1963131          P92/G02             F           30,600.00         ZZ
                                         360         30,560.84          1
    450 WEST 7TH UNIT 110 1207 D       8.250            229.89         90
                                       8.000            229.89       34,000.00
    TULSA            OK   74119          1            12/28/99         12
    0431752344                           01           02/01/00         25
    600207                               O            01/01/30
    0


    1963133          A02/G02             F          193,500.00         ZZ
                                         360        193,394.31          1
    2776 SOUTH JOSLIN COURT            9.000          1,556.94         90
                                       8.750          1,556.94      215,000.00
    DENVER           CO   80227          1            12/20/99         10
    0431753417                           05           02/01/00         25
    08990041                             O            01/01/30
    0


    1963144          H93/G02             F           72,750.00         ZZ
                                         360         72,665.97          1
    406 ROSEBUD CIRCLE                 8.750            572.33         75
                                       8.500            572.33       97,000.00
    ANDALE           KS   67001          2            12/06/99         00
    0431754316                           05           01/01/00          0
    9990039                              O            12/01/29
    0


1


    1963155          H93/G02             F           42,210.00         ZZ
                                         360         42,189.78          2
    1017 GOODWIN AVENUE                9.625            358.78          9
                                       9.375            358.78      469,000.00
    LANCASTER        OH   43130          1            12/13/99         00
    0431740497                           05           02/01/00          0
    9989639                              N            01/01/30
    0


    1963177          665/G02             F          211,500.00         ZZ
                                         360        211,207.94          1
    1511 RAINBOW DRIVE                 7.875          1,533.52         84
                                       7.625          1,533.52      252,500.00
    HOLLISTER        CA   95023          5            11/15/99         10
    0431754365                           05           01/01/00         12
    2301233800                           O            12/01/29
    0


    1963236          K15/G02             F           41,600.00         ZZ
                                         360         41,551.95          1
    5342 ALTO VISTA AVENUE             8.750            327.27         80
                                       8.500            327.27       52,000.00
    SHREVEPORT       LA   71109          5            11/24/99         00
    0431740547                           05           01/01/00          0
    4639                                 O            12/01/29
    0


    1963239          K15/G02             F          243,100.00         ZZ
                                         360        242,948.90          2
    1325 64TH STREET                   8.375          1,847.74         74
                                       8.125          1,847.74      330,000.00
    BROOKLYN         NY   11219          5            12/10/99         00
    0431758598                           05           02/01/00          0
    005005300122                         O            01/01/30
    0


    1963241          K15/G02             F           70,000.00         ZZ
                                         360         69,961.76          1
    3186 120TH AVENUE                  9.000            563.24         84
                                       8.750            563.24       84,000.00
    NEW WINDSOR      IL   61465          5            12/10/99         10
    0431771252                           05           02/01/00         12
    029405422833                         O            01/01/30
    0


    1963244          K15/G02             F           91,300.00         ZZ
                                         360         91,247.47          1
    3395 NORTH HENDERSON RD            8.750            718.26         85
                                       8.500            718.26      107,500.00
1


    RUSHVILLE        IN   46173          5            12/13/99         10
    0431771278                           05           02/01/00         12
    033705300145                         O            01/01/30
    0


    1963245          K15/G02             F           70,300.00         ZZ
                                         360         70,256.31          1
    3347 CARDIFF AVE                   8.375            534.33         80
                                       8.125            534.33       88,000.00
    CINCINNATI       OH   45209          5            12/17/99         00
    0431771260                           05           02/01/00          0
    028105300424                         O            01/01/30
    0


    1963246          K15/G02             F           50,000.00         ZZ
                                         360         49,972.69          1
    303 COLLEGE STREET                 9.000            402.31         68
                                       8.750            402.31       74,000.00
    BARBERTON        OH   44203          5            12/17/99         00
    0431755610                           05           02/01/00          0
    028005300102                         O            01/01/30
    0


    1963297          L39/G02             F           92,000.00         ZZ
                                         360         92,000.00          1
    256 ALMOND AVENUE                  8.625            715.57         80
                                       8.375            715.57      115,000.00
    MANTECA          CA   95337          1            01/12/00         00
    0431787464                           05           03/01/00          0
    MOTHERSHED                           N            02/01/30
    0


    1963303          L94/G02             F          334,500.00         ZZ
                                         360        334,500.00          1
    3720 NORTH SUNDIAL COURT           9.625          2,843.21         75
    UNIT C415/415A                     9.375          2,843.21      446,000.00
    PARK CITY        UT   84098          1            01/12/00         00
    0431783968                           08           03/01/00          0
    1963303                              N            02/01/30
    0


    1963425          J33/G02             F           90,250.00         ZZ
                                         360         90,250.00          1
    68 MCLEOD STREET                   9.000            726.18         95
                                       8.750            726.18       95,000.00
    LYERLY           GA   30730          1            01/11/00         12
    0431802032                           05           03/01/00         30
    990152020348                         O            02/01/30
    0
1




    1963467          623/G02             F          102,750.00         ZZ
                                         360        102,521.12          1
    104 CAROLYN DRIVE                  8.375            780.98         75
                                       8.125            780.98      137,000.00
    AMERICAN CANYON  CA   94589          1            11/05/99         00
    0431745959                           05           01/01/00          0
    19213734                             N            12/01/29
    0


    1963472          455/G02             F           52,500.00         ZZ
                                         360         52,475.50          1
    305 C WINDING RIVER DRIVE          9.750            451.06         75
                                       9.500            451.06       70,000.00
    DUNWOODY         GA   30350          5            12/21/99         00
    0431753276                           01           02/01/00          0
    09000138                             N            01/01/30
    0


    1963485          455/G02             F          108,900.00         ZZ
                                         360        108,849.19          1
    3953 GREEN OAK DRIVE               9.750            935.62         90
                                       9.500            935.62      121,000.00
    DORAVILLE        GA   30340          1            12/22/99         01
    0431753425                           05           02/01/00         25
    09000143                             N            01/01/30
    0


    1963487          455/G02             F           48,750.00         ZZ
                                         360         48,727.25          1
    365 A WINDING RIVER DRIVE          9.750            418.84         75
                                       9.500            418.84       65,000.00
    DUNWOODY         GA   30350          2            12/21/99         00
    0431753763                           01           02/01/00          0
    09000136                             N            01/01/30
    0


    1963498          E62/G02             F           47,000.00         ZZ
                                         360         46,977.48          1
    1603 EZRA CHURCH DRIVE             9.625            399.50         56
                                       9.375            399.50       85,000.00
    ATLANTA          GA   30314          5            12/22/99         00
    0431749191                           05           02/01/00          0
    107746                               N            01/01/30
    0


    1963579          R43/G02             F          114,300.00         ZZ
                                         360        114,242.28          2
1


    800 S DEPEYSTER                    9.375            950.69         90
                                       9.125            950.69      127,000.00
    KENT             OH   44240          1            12/22/99         12
    0431783307                           05           02/01/00         25
    000002922                            N            01/01/30
    0


    1963607          E23/G02             F          265,000.00         ZZ
                                         360        264,839.46          1
    3611 LOTUS DRIVE                   8.500          2,037.62         71
                                       8.250          2,037.62      375,000.00
    SAN DIEGO        CA   92106          1            12/28/99         00
    0431751627                           05           02/01/00          0
    10510622                             O            01/01/30
    0


    1963608          J95/J95             F          488,000.00         ZZ
                                         360        487,375.50          1
    2211 11TH AVENUE EAST              8.250          3,666.18         80
                                       8.000          3,666.18      610,000.00
    SEATTLE          WA   98102          5            11/24/99         00
    0022222004                           05           01/01/00          0
    0022222004                           O            12/01/29
    0


    1963685          H47/G02             F          190,888.00         ZZ
                                         360        190,778.17          1
    5460 TILLER COURT                  8.750          1,501.72         80
                                       8.500          1,501.72      238,611.00
    FORT COLLINS     CO   80528          1            12/23/99         00
    0431746643                           03           02/01/00          0
    MC00150000315                        O            01/01/30
    0


    1963731          163/G02             F          147,600.00         ZZ
                                         360        147,515.08          4
    155 WAVERLY STREET                 8.750          1,161.17         90
                                       8.500          1,161.17      164,000.00
    YONKERS          NY   10703          1            12/14/99         04
    0431760214                           05           02/01/00         25
    1000148389                           O            01/01/30
    0


    1963742          F42/G02             F          175,500.00         ZZ
                                         360        175,413.68          1
    2616 KENNEDY BOULEVARD             9.500          1,475.70         90
                                       9.250          1,475.70      195,000.00
    UNION CITY       NJ   07087          1            12/10/99         01
    0431753458                           05           02/01/00         30
1


    NJ02579                              N            01/01/30
    0


    1963744          F42/G02             F          170,000.00         ZZ
                                         360        169,914.16          4
    17201 N E 23RD AVENUE              9.375          1,413.97         89
                                       9.125          1,413.97      193,000.00
    NORTH MIAMI BEA  FL   33160          1            12/16/99         04
    0431753607                           05           02/01/00         25
    990ZO523                             N            01/01/30
    0


    1963749          F42/G02             F          147,600.00         ZZ
                                         360        147,510.58          1
    174 IRISH LANE                     8.500          1,134.92         80
                                       8.250          1,134.92      184,500.00
    ISLIP TERRACE    NY   11752          1            12/09/99         00
    0431753557                           05           02/01/00          0
    RS03193                              O            01/01/30
    0


    1963761          P48/G02             F           26,550.00         ZZ
                                         360         26,550.00          1
    1714 IOWA AVENUE                   9.750            228.11         90
                                       9.500            228.11       29,500.00
    SUPERIOR         WI   54880          1            01/13/00         10
    0431781475                           05           03/01/00         25
    1963761                              N            02/01/30
    0


    1963800          455/G02             F           45,000.00         ZZ
                                         360         44,979.01          1
    1704 EVANS DRIVE SW                9.750            386.62         90
                                       9.500            386.62       50,000.00
    ATLATA           GA   30310          1            12/17/99         01
    0431750983                           05           02/01/00         25
    22000127                             N            01/01/30
    0


    1963804          K15/G02             F          108,400.00         ZZ
                                         360        108,323.49          1
    762 S MAIN ST                      7.750            776.59         80
                                       7.500            776.59      135,900.00
    DEGRAFF          OH   43318          5            12/15/99         00
    0431745504                           05           02/01/00          0
    028505300411                         O            01/01/30
    0


1


    1963807          Q59/G02             F          229,440.00         ZZ
                                         360        229,307.99          3
    1346 AZALEA STREET                 8.750          1,805.01         90
                                       8.500          1,805.01      255,000.00
    OXNARD           CA   93030          1            12/17/99         11
    0431749670                           05           02/01/00         25
    99001525                             O            01/01/30
    0


    1963814          637/G02             F           72,000.00         ZZ
                                         360         71,959.63          3
    27 EAST WOODWARD DRIVE             8.875            572.87         71
                                       8.625            572.87      102,000.00
    PHOENIX          AZ   85004          2            12/16/99         00
    0431807718                           05           02/01/00          0
    0017354614                           N            01/01/30
    0


    1963818          163/G02             F          105,000.00         ZZ
                                         360        104,936.39          1
    48 WEST BROADWAY #140N             8.500            807.36         62
                                       8.250            807.36      172,000.00
    SALT LAKE CITY   UT   84101          5            11/30/99         00
    0431751403                           06           02/01/00          0
    0217194913                           O            01/01/30
    0


    1963820          K21/G02             F          448,000.00         ZZ
                                         360        448,000.00          1
    323 WESTBOURNE DRIVE               9.000          3,604.71         80
                                       8.750          3,604.71      560,000.00
    WEST HOLLYWOOD   CA   90048          5            12/29/99         00
    0431758556                           05           03/01/00          0
    9911709                              O            02/01/30
    0


    1963825          637/G02             F          188,000.00         ZZ
                                         360        187,897.31          1
    3178 FENTON AVENUE                 9.000          1,512.69         80
                                       8.750          1,512.69      235,000.00
    BRONX            NY   10469          1            12/23/99         00
    0431748573                           05           02/01/00          0
    0013309828                           O            01/01/30
    0


    1963828          637/G02             F           40,050.00         ZZ
                                         360         40,030.29          1
    6712 OVERPARK COURT                9.500            336.77         90
                                       9.250            336.77       44,500.00
1


    DALLAS           TX   75217          1            12/17/99         11
    0431748342                           05           02/01/00         25
    0019014257                           N            01/01/30
    0


    1963833          K44/G02             F          371,300.00         ZZ
                                         360        371,050.86          1
    31 MOORE ROAD                      8.000          2,724.47         80
                                       7.750          2,724.47      464,351.00
    NOVATO           CA   94949          1            12/13/99         00
    0431773068                           03           02/01/00          0
    001002486                            O            01/01/30
    0


    1963836          967/G02             F           71,200.00         ZZ
                                         360         71,157.96          1
    783 LEISURE WORLD                  8.625            553.79         80
                                       8.375            553.79       89,000.00
    MESA             AZ   85206          1            12/24/99         00
    0431760743                           03           02/01/00          0
    6008189                              N            01/01/30
    0


    1963842          R68/G02             F          144,000.00         ZZ
                                         360        143,914.98          1
    16371 SW 92ND COURT                8.625          1,120.02         90
                                       8.375          1,120.02      160,000.00
    MIAMI            FL   33157          1            12/30/99         10
    0431760339                           05           02/01/00         25
    995495                               O            01/01/30
    0


    1963845          F18/G02             F          208,000.00         ZZ
                                         360        207,873.98          2
    14510 LARK STREET                  8.500          1,599.35         80
                                       8.250          1,599.35      260,000.00
    SAN LEANDRO      CA   94578          1            12/30/99         00
    0431751130                           05           02/01/00          0
    R02373                               O            01/01/30
    0


    1963852          G52/G02             F          126,000.00         ZZ
                                         360        125,938.02          3
    40470 40480 40490 MYOMA STREET     9.500          1,059.48         90
                                       9.250          1,059.48      140,000.00
    INDIO AREA       CA   92203          1            12/27/99         10
    0431786656                           05           02/01/00         25
    89503439                             N            01/01/30
    0
1




    1963853          637/G02             F           65,700.00         ZZ
                                         360         65,564.11          1
    97 LAKEVIEW DRIVE                  9.000            528.64         90
                                       8.750            528.64       73,000.00
    ASHFORD          CT   06278          1            12/23/99         14
    0431750504                           05           02/01/00         25
    0018802637                           O            01/01/30
    0


    1963854          637/G02             F           90,300.00         ZZ
                                         360         90,237.12          2
    40-42 ROY AVENUE                   8.500            694.33         80
                                       8.250            694.33      112,900.00
    MANCHESTER       NH   03104          1            12/23/99         00
    0431751494                           05           02/01/00          0
    0016655268                           N            01/01/30
    0


    1963857          637/G02             F          172,850.00         ZZ
                                         360        172,760.39          1
    14530 SW 33RD COURT                9.250          1,422.00         70
                                       9.000          1,422.00      246,990.00
    MIRAMAR          FL   33027          1            12/20/99         00
    0431750850                           03           02/01/00          0
    0011314465                           O            01/01/30
    0


    1963861          637/G02             F           75,000.00         ZZ
                                         360         74,955.71          1
    3713 S GEORGE MASON #508W          8.625            583.35         80
                                       8.375            583.35       94,000.00
    FALLS CHURCH     VA   22041          1            12/20/99         00
    0431802081                           06           02/01/00          0
    0019155886                           O            01/01/30
    0


    1963870          K15/G02             F          220,000.00         ZZ
                                         360        219,870.11          1
    2163 EAST MALLORY STREET           8.625          1,711.14         67
                                       8.375          1,711.14      330,000.00
    MESA             AZ   85213          2            12/21/99         00
    0431762962                           05           02/01/00          0
    3005687                              O            01/01/30
    0


    1963874          E11/G02             F          165,600.00         ZZ
                                         360        165,507.16          1
1


    360 S CENTRAL AVENUE #2            8.875          1,317.59         80
                                       8.625          1,317.59      207,000.00
    WAYZATA          MN   55391          1            12/29/99         00
    0431748789                           01           02/01/00          0
    3001020150                           N            01/01/30
    0


    1963880          637/G02             F          130,500.00         ZZ
                                         360        130,349.27          3
    125 SPENCER AVE                    8.750          1,026.65         90
                                       8.500          1,026.65      145,000.00
    CHELSEA          MA   02150          1            11/08/99         14
    0431751742                           05           01/01/00         25
    18791038                             N            12/01/29
    0


    1963898          K15/G02             F          195,300.00         ZZ
                                         360        195,175.47          1
    31948 HIGHWAY 71                   8.250          1,467.22         90
                                       8.000          1,467.22      217,000.00
    SNYDER           CO   80750          2            12/16/99         01
    0431749027                           05           02/01/00         25
    3005820                              O            01/01/30
    0


    1963906          637/G02             F          107,100.00         ZZ
                                         360        107,031.70          1
    2456 CLIPPER WAY                   8.250            804.61         86
                                       7.750            804.61      125,000.00
    NAPLES           FL   34104          1            12/20/99         04
    0431748474                           05           02/01/00         25
    19060359                             O            01/01/30
    0


    1963908          R61/G02             F          140,000.00         ZZ
                                         360        139,912.97          1
    3139 S KENILWORTH AVE              8.375          1,064.11         79
                                       8.125          1,064.11      178,000.00
    BERWYN           IL   60402          5            12/06/99         00
    0431751536                           05           02/01/00          0
    10631                                O            01/01/30
    0


    1963915          883/G02             F           53,850.00         ZZ
                                         360         53,823.51          1
    1156 SE 33RD AVENUE                9.500            452.80         90
                                       9.250            452.80       59,870.00
    OCALA            FL   34471          1            12/28/99         14
    0431759422                           05           02/01/00         25
1


    50000447                             N            01/01/30
    0


    1963921          637/G02             F          144,000.00         ZZ
                                         360        143,912.76          1
    806 NORTHGRAVES AVENUE             8.500          1,107.24         78
                                       8.250          1,107.24      185,000.00
    CHICO            CA   95928          5            12/16/99         00
    0431753185                           05           02/01/00          0
    0016944845                           O            01/01/30
    0


    1963937          967/G02             F           69,600.00         ZZ
                                         360         69,558.91          1
    968 LEISURE WORLD                  8.625            541.34         80
                                       8.375            541.34       87,000.00
    MESA             AZ   85206          1            12/24/99         00
    0431759679                           03           02/01/00          0
    6008122                              N            01/01/30
    0


    1963955          A50/A50             F           56,700.00         ZZ
                                         360         56,669.03          3
    427 BAYLISS COURT                  9.000            456.22         90
                                       8.750            456.22       63,000.00
    PENSACOLA        FL   32505          1            12/17/99         04
    127250                               05           02/01/00         25
    127250                               N            01/01/30
    0


    1963965          637/G02             F          229,600.00         ZZ
                                         360        229,354.16          1
    60 BOURNE STREET                   9.125          1,868.11         80
                                       8.875          1,868.11      287,000.00
    JAMAICA PLAIN    MA   02130          2            11/26/99         00
    0431748532                           05           01/01/00          0
    0018801647                           O            12/01/29
    0


    1963968          637/G02             F           47,000.00         ZZ
                                         360         46,972.24          1
    .  OLD STAGE COACH                 8.625            365.57         74
                                       8.375            365.57       64,000.00
    OLD TOWN         ME   04468          1            12/22/99         00
    0431748417                           05           02/01/00          0
    0016456766                           O            01/01/30
    0


1


    1963984          A33/G02             F          285,600.00         ZZ
                                         360        284,935.50          1
    15 ANTLER LANE                     8.750          2,246.82         80
                                       8.500          2,246.82      357,000.00
    SEDONA           AZ   86336          1            09/03/99         00
    0431802727                           05           11/01/99          0
    506079281                            O            10/01/29
    0


    1963997          A02/G02             F           85,550.00         ZZ
                                         360         85,506.80          1
    120 HILTON PLACE                   9.375            711.56         95
                                       9.125            711.56       90,100.00
    ELGIN            IL   60120          1            01/04/00         10
    0431753482                           05           02/01/00         30
    03991361                             O            01/01/30
    0


    1964001          P92/G02             F           40,000.00         ZZ
                                         360         39,974.49          1
    6916 LAFAYETTE AVENUE              8.250            300.51         80
                                       8.000            300.51       50,000.00
    OMAHA            NE   68132          1            12/17/99         00
    0431746478                           05           02/01/00          0
    0101220                              N            01/01/30
    0


    1964010          664/G02             F          324,000.00         ZZ
                                         360        323,793.39          1
    5100 SW HEWETT BLVD                8.250          2,434.11         80
                                       8.000          2,434.11      405,000.00
    PORTLAND         OR   97221          1            12/20/99         00
    0431771682                           05           02/01/00          0
    0003234960                           O            01/01/30
    0


    1964014          M92/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
    2614 SLEEPY HOLLOW AVENUE          9.000          1,062.10         80
                                       8.750          1,062.10      165,000.00
    HAYWARD          CA   94545          1            01/12/00         00
    0431801992                           05           03/01/00          0
    1964014                              N            02/01/30
    0


    1964056          P86/G02             F          251,250.00         ZZ
                                         360        251,085.65          1
    177 SAN PEDRO CIRCLE               8.125          1,865.52         75
                                       7.875          1,865.52      335,000.00
1


    SAN JOSE         CA   95110          5            12/16/99         00
    0431751064                           01           02/01/00          0
    99021095                             O            01/01/30
    0


    1964059          742/G02             F          100,398.00         ZZ
                                         360        100,340.24          3
    3823 JOHN AVENUE                   8.750            789.83         80
                                       8.500            789.83      125,500.00
    CLEVELAND        OH   44113          1            12/22/99         00
    0431758705                           05           02/01/00          0
    4893327                              N            01/01/30
    0


    1964135          575/G02             F           66,300.00         ZZ
                                         360         66,257.72          1
    112 VALIREY DRIVE                  8.250            498.09         80
                                       8.000            498.09       82,900.00
    HAMPTON          VA   23669          1            12/30/99         00
    0431749431                           05           02/01/00          0
    4364758                              N            01/01/30
    0


    1964146          N66/G02             F          420,000.00         ZZ
                                         360        420,000.00          1
    292 TACONIC AVENUE                 8.500          3,229.44         75
                                       8.250          3,229.44      560,000.00
    MANCHESTER       VT   05254          1            01/28/00         00
    0431813567                           05           03/01/00          0
    99M0478                              O            02/01/30
    0


    1964167          455/G02             F           47,700.00         ZZ
                                         360         47,678.32          1
    1446 INVERNESS DRIVE               9.875            414.21         90
                                       9.625            414.21       53,005.00
    STONE MOUNTAIN   GA   30083          1            12/23/99         01
    0431759539                           07           02/01/00         25
    22000135                             N            01/01/30
    0


    1964175          K15/G02             F          400,000.00         ZZ
                                         360        399,775.75          1
    1144 WAVELAND DRIVE                8.875          3,182.58         80
                                       8.625          3,182.58      500,000.00
    LAKE FOREST      IL   60045          5            12/13/99         00
    0431771864                           05           02/01/00          0
    3006155                              O            01/01/30
    0
1




    1964178          K15/G02             F          220,000.00         ZZ
                                         360        219,866.72          1
    9125 MAPLE ROAD                    8.500          1,691.61         69
                                       8.250          1,691.61      320,000.00
    SNOHOMISH        WA   98296          1            12/10/99         00
    0431771591                           05           02/01/00          0
    3006125                              O            01/01/30
    0


    1964190          183/G02             F          151,920.00         ZZ
                                         360        151,023.80          1
    10436 DUSTIN ROAD                  9.375          1,263.60         80
                                       9.125          1,263.60      190,000.00
    FORESTPORT       NY   13438          1            12/21/99         00
    0431750173                           05           01/21/00          0
    800219875                            O            12/21/29
    0


    1964215          J40/G02             F          110,400.00         ZZ
                                         360        110,331.38          1
    24 RAINBOW MOUNTAIN DRIVE          8.375            839.12         80
                                       8.125            839.12      138,000.00
    ELLIJAY          GA   30540          2            12/17/99         00
    0431749662                           05           02/01/00          0
    7659482                              O            01/01/30
    0


    1964220          A52/G02             F           35,900.00         ZZ
                                         360         35,879.87          1
    3097 M COLONIAL WAY                8.875            285.64         75
                                       8.625            285.64       47,900.00
    CHAMBLEE         GA   30341          1            12/29/99         00
    0431760933                           01           02/01/00          0
    0390154                              N            01/01/30
    0


    1964244          L47/G02             F           65,700.00         ZZ
                                         360         65,635.12          1
    42 PROSPECT PARKWAY                9.500            552.44         90
                                       9.250            552.44       73,000.00
    PORTSMOUTH       VA   23702          1            11/05/99         04
    0431797281                           05           01/01/00         25
    0050063790                           N            12/01/29
    0


    1964245          N84/G02             F           52,800.00         ZZ
                                         360         52,800.00          1
1


    5819 HOLLOW PINE                   8.875            420.10         80
                                       8.625            420.10       66,000.00
    HOUSTON          TX   77049          5            01/14/00         00
    0431789445                           03           03/01/00          0
    NAIR                                 N            02/01/30
    0


    1964246          N84/G02             F           56,000.00         ZZ
                                         360         56,000.00          1
    5714 HOPETOWN                      8.875            445.56         80
                                       8.625            445.56       70,000.00
    HOUSTON          TX   77049          5            01/14/00         00
    0431787084                           03           03/01/00          0
    NAIR                                 N            02/01/30
    0


    1964252          N84/G02             F           56,800.00         ZZ
                                         360         56,800.00          1
    14007 MERRY MEADOW                 8.875            451.93         80
                                       8.625            451.93       71,000.00
    HOUSTON          TX   77049          5            01/14/00         00
    0431789387                           03           03/01/00          0
    NAIR                                 N            02/01/30
    0


    1964259          E11/G02             F          118,500.00         ZZ
                                         360        118,428.21          1
    13575 N FREELAND AVENUE            8.500            911.16         75
                                       8.250            911.16      158,000.00
    HUGO             MN   55038          1            12/30/99         00
    0431754621                           05           02/01/00          0
    10001019041                          N            01/01/30
    0


    1964263          M39/G02             F          141,600.00         ZZ
                                         360        141,600.00          1
    2309 SOUTH COLINA VISTA DRIVE      8.875          1,126.63         80
                                       8.625          1,126.63      178,500.00
    WASHINGTON       UT   84780          2            12/30/99         00
    0431759612                           05           03/01/00          0
    389981                               O            02/01/30
    0


    1964264          664/G02             F          192,000.00         ZZ
                                         360        191,889.53          1
    3521 S EUDORA WAY                  8.750          1,510.47         80
                                       8.500          1,510.47      240,000.00
    DENVER           CO   80237          1            12/29/99         00
    0431771286                           05           02/01/00          0
1


    3249638                              O            01/01/30
    0


    1964271          G52/G02             F          262,500.00         ZZ
                                         360        262,367.44          1
    9671 NORTH HORIZON VISTA PLACE     9.375          2,183.34         75
                                       9.125          2,183.34      350,000.00
    ORO VALLEY       AZ   85737          1            12/30/99         00
    0431754209                           03           02/01/00          0
    99004021                             O            01/01/30
    0


    1964273          R61/G02             F          103,200.00         ZZ
                                         360        103,135.85          1
    8015 W O'CONNOR ST 3D              8.375            784.40         80
                                       8.125            784.40      129,000.00
    RIVER GROVE      IL   60171          1            12/03/99         00
    0431759752                           08           02/01/00          0
    10860                                O            01/01/30
    0


    1964275          S11/G02             F          108,000.00         ZZ
                                         360        107,939.45          1
    19901 NW 86TH COURT                8.875            859.30         80
                                       8.625            859.30      135,000.00
    MIAMI            FL   33015          1            12/15/99         00
    0431751940                           03           02/01/00          0
    10200132                             O            01/01/30
    0


    1964277          E11/G02             F          152,000.00         ZZ
                                         360        151,910.26          2
    5508 S PENN AVENUE                 8.625          1,182.24         80
                                       8.375          1,182.24      190,000.00
    MINNEAPOLIS      MN   55419          5            12/30/99         00
    0431768688                           05           02/01/00          0
    2001019911                           N            01/01/30
    0


    1964515          455/G02             F           74,800.00         ZZ
                                         360         74,759.14          1
    166 POLAR ROCK ROAD                9.000            601.86         85
                                       8.750            601.86       88,000.00
    ATLANTA          GA   30315          1            12/23/99         01
    0431758952                           05           02/01/00         12
    09000135                             N            01/01/30
    0


1


    1964521          455/G02             F           42,300.00         ZZ
                                         360         42,300.00          2
    66 A & B CHESTER AVE SE            9.875            367.32         90
                                       9.625            367.32       47,000.00
    ATLANTA          GA   30316          1            01/04/00         01
    0431759083                           05           03/01/00         25
    09000155                             N            02/01/30
    0


    1964522          455/G02             F           43,650.00         ZZ
                                         360         43,650.00          2
    70 A & B CHESTER AVE SE            9.875            379.04         90
                                       9.625            379.04       48,500.00
    ATLANTA          GA   30316          1            01/04/00         01
    0431759323                           05           03/01/00         25
    0900154                              N            02/01/30
    0


    1964528          455/G02             F          100,000.00         ZZ
                                         360         99,943.93          1
    990 OUSLEY PLACE                   8.875            795.65         80
                                       8.625            795.65      125,000.00
    MACON            GA   31210          1            12/31/99         00
    0431758697                           05           02/01/00          0
    09000152                             O            01/01/30
    0


    1964559          E40/G02             F          233,100.00         ZZ
                                         360        233,100.00          3
    94-96 GRANITE AVENUE               9.000          1,875.58         90
                                       8.750          1,875.58      259,000.00
    DORCHESTER       MA   02124          1            01/05/00         04
    0431765486                           05           03/01/00         25
    199900615                            N            02/01/30
    0


    1964571          E11/G02             F          266,000.00         ZZ
                                         360        265,838.86          1
    3574 BAILEY RIDGE ALCOVE           8.500          2,045.31         93
                                       8.250          2,045.31      288,000.00
    WOODBURY         MN   55125          1            01/04/00         12
    0431754100                           05           02/01/00         30
    0002001012201                        O            01/01/30
    0


    1964575          940/G02             F          365,228.00         ZZ
                                         360        365,012.37          1
    1120 COOKE AVENUE                  8.625          2,840.71         80
                                       8.375          2,840.71      456,535.00
1


    CLAREMONT        CA   91711          1            12/21/99         00
    0431754969                           05           02/01/00          0
    CP1002                               O            01/01/30
    0


    1964576          129/G02             F           71,800.00         T
                                         360         71,762.78          1
    16228 N 160TH AVE                  9.250            590.68         59
                                       9.000            590.68      123,712.00
    SURPRISE         AZ   85374          1            12/27/99         00
    0431798156                           03           02/01/00          0
    3500440767                           O            01/01/30
    0


    1964584          940/G02             F          103,550.00         ZZ
                                         360        103,483.97          3
    119,121,123 MAITLAND STREET        8.250            777.94         95
                                       8.000            777.94      109,000.00
    ONTARIO          CA   91762          1            12/29/99         10
    0431754530                           05           02/01/00         30
    UP1129                               O            01/01/30
    0


    1964598          573/G02             F          163,400.00         ZZ
                                         360        163,315.29          2
    4821 LA SENA AVENUE #1 & #2        9.250          1,344.25         95
                                       9.000          1,344.25      172,000.00
    BALDWIN PARK     CA   91706          1            12/15/99         04
    0431758812                           05           02/01/00         30
    157330                               O            01/01/30
    0


    1964609          L13/G02             F          130,150.00         ZZ
                                         360        130,150.00          2
    492 UTAH AVENUE                    8.375            989.23         95
                                       8.125            989.23      137,000.00
    PROVO            UT   84606          2            01/14/00         10
    0431800770                           05           03/01/00         30
    CURTIS                               O            02/01/30
    0


    1964616          K15/G02             F          191,700.00         ZZ
                                         360        191,700.00          2
    2012 WATSON AVE                    8.750          1,508.10         80
                                       8.500          1,508.10      240,000.00
    BRONX            NY   10472          2            01/05/00         00
    0431787209                           05           03/01/00          0
    008805300897                         O            02/01/30
    0
1




    1964619          G41/G02             F           70,000.00         ZZ
                                         360         69,960.76          1
    2767 ROUTE 207                     8.875            556.95         63
                                       8.625            556.95      112,000.00
    CAMPBELL HALL    NY   10916          5            12/20/99         00
    0431753805                           05           02/01/00          0
    62007433                             N            01/01/30
    0


    1964646          R61/G02             F          232,407.00         ZZ
                                         360        232,280.05          2
    1411 N OAKLEY BLVD                 9.000          1,870.00         90
                                       8.750          1,870.00      258,230.00
    CHICAGO          IL   60622          1            12/17/99         04
    0431782481                           05           02/01/00         25
    10946                                O            01/01/30
    0


    1964671          R61/G02             F          221,250.00         ZZ
                                         360        221,122.70          1
    11272 RANCH PLACE                  8.750          1,740.58         75
                                       8.500          1,740.58      295,000.00
    DENVER           CO   80234          5            12/14/99         00
    0431770197                           03           02/01/00          0
    11225                                O            01/01/30
    0


    1964674          M29/G02             F          161,600.00         ZZ
                                         360        161,509.40          1
    17873 EAST BERRY AVENUE            8.875          1,285.77         80
                                       8.625          1,285.77      202,000.00
    AURORA           CO   80015          1            12/30/99         00
    0431802149                           05           02/01/00          0
    0390133                              O            01/01/30
    0


    1964723          313/G02             F           82,350.00         ZZ
                                         360         82,307.30          2
    1626-26A NORTH WARREN AVENUE       9.250            677.48         90
                                       9.000            677.48       91,500.00
    MILWAUKEE        WI   53202          1            12/29/99         10
    0431753722                           05           02/01/00         25
    6895957                              N            01/01/30
    0


    1964724          Q48/G02             F          184,000.00         ZZ
                                         360        184,000.00          1
1


    91 REGINA ROAD                     9.250          1,513.72         80
                                       9.000          1,513.72      230,000.00
    AIRMONT          NY   10952          1            01/14/00         00
    0431795699                           05           03/01/00          0
    1964724                              O            02/01/30
    0


    1964728          M96/G02             F           36,800.00         ZZ
                                         360         36,800.00          1
    620 PLEASANT STREET SE             9.500            309.43         80
                                       9.250            309.43       46,000.00
    GRAND RAPIDS     MI   49503          1            01/06/00         00
    0431781657                           05           03/01/00          0
    106053606                            O            02/01/30
    0


    1964733          L16/G02             F          155,000.00         ZZ
                                         360        155,000.00          1
    1137 ADAMS STREET                  8.500          1,191.82         62
                                       8.250          1,191.82      250,000.00
    DENVER           CO   80206          5            01/04/00         00
    0431758721                           05           03/01/00          0
    99120017                             O            02/01/30
    0


    1964778          J54/G02             F           68,000.00         ZZ
                                         360         67,903.89          1
    1633 E ROCKWELL AVENUE             7.760            487.63         80
                                       7.510            487.63       85,000.00
    SPOKANE          WA   99207          2            11/23/99         00
    0431801539                           05           01/01/00          0
    9729526                              O            12/01/29
    0


    1964782          J54/G02             F           83,200.00         ZZ
                                         360         83,087.75          1
    2501 W LIBERTY AVENUE              7.990            609.91         80
                                       7.740            609.91      104,000.00
    SPOKANE          WA   99205          2            11/22/99         00
    0431801547                           05           01/01/00          0
    9720898                              O            12/01/29
    0


    1964786          J54/G02             F          176,000.00         ZZ
                                         360        175,750.75          1
    9202 RONDA AVENUE                  7.750          1,260.89         80
                                       7.500          1,260.89      220,000.00
    SAN DIEGO        CA   92123          2            11/20/99         00
    0431801554                           05           01/01/00          0
1


    9723005                              O            12/01/29
    0


    1964796          J54/G02             F           25,600.00         ZZ
                                         360         25,587.38          1
    1341 4TH STREET NORTH WEST         9.490            215.07         80
                                       9.240            215.07       32,000.00
    CEDAR RAPIDS     IA   52405          1            12/03/99         00
    0431801588                           05           02/01/00          0
    9733744                              N            01/01/30
    0


    1964815          J54/G02             F           89,500.00         ZZ
                                         360         89,401.66          1
    80720 COLUMBIA AVENUE              8.990            719.49         80
                                       8.740            719.49      112,000.00
    INDIO            CA   92201          5            11/12/99         00
    0431801596                           05           01/01/00          0
    9704884                              O            12/01/29
    0


    1964820          J54/G02             F          138,000.00         ZZ
                                         360        137,918.53          1
    1444 EAST CORSON STREET            8.625          1,073.35         73
                                       8.375          1,073.35      190,000.00
    PASADENA         CA   91106          5            12/01/99         00
    0431801612                           05           02/01/00          0
    9734791                              O            01/01/30
    0


    1964829          J54/G02             F           38,500.00         ZZ
                                         360         38,287.24          1
    698 SOUTHEAST 2ND STREET           7.990            282.23         73
                                       7.740            282.23       53,000.00
    ONTARIO          OR   97914          5            11/08/99         00
    0431801638                           05           01/01/00          0
    9744282                              O            12/01/29
    0


    1964830          J54/G02             F           70,400.00         ZZ
                                         360         70,302.78          1
    1111 BRIARWOOD DR                  7.875            510.45         80
                                       7.625            510.45       88,000.00
    NAMPA            ID   83651          2            11/23/99         00
    0431801687                           05           01/01/00          0
    9717633                              O            12/01/29
    0


1


    1964924          B85/G02             F          182,000.00         ZZ
                                         360        182,000.00          3
    108-110 TRENTON STREET             9.750          1,563.66         70
                                       9.500          1,563.66      260,000.00
    EAST BOSTON      MA   02128          5            01/07/00         00
    0431754159                           05           03/01/00          0
    0390525                              N            02/01/30
    0


    1964942          F96/G02             F          199,500.00         ZZ
                                         360        199,388.16          3
    312 LIBERTY AVENUE                 8.875          1,587.31         95
                                       8.625          1,587.31      210,000.00
    CITY OF JERSEY   NJ   07307          1            12/30/99         12
    0431754183                           05           02/01/00         30
    9902896                              O            01/01/30
    0


    1964971          P48/G02             F          138,600.00         ZZ
                                         360        138,600.00          1
    2426 HAMLINE AVENUE N              9.875          1,203.53         90
                                       9.625          1,203.53      154,000.00
    ROSEVILLE        MN   55113          1            01/18/00         14
    0431801935                           05           03/01/00         25
    1964971                              N            02/01/30
    0


    1964991          964/G02             F          145,500.00         ZZ
                                         360        145,411.85          1
    102 CHINOOK AVENUE                 8.500          1,118.77         77
                                       8.250          1,118.77      190,000.00
    ENUMCLAW         WA   98022          5            12/17/99         00
    0431759240                           05           02/01/00          0
    68668                                O            01/01/30
    0


    1964997          964/G02             F          100,000.00         ZZ
                                         360         99,946.79          1
    406 PEACHTREE LANE                 9.125            813.63         53
                                       8.875            813.63      192,000.00
    PASO ROBLES      CA   93446          5            12/21/99         00
    0431758937                           05           02/01/00          0
    68418                                N            01/01/30
    0


    1965002          964/G02             F           77,000.00         ZZ
                                         360         76,954.54          1
    5508 TROY STREET                   8.625            598.90         70
                                       8.375            598.90      110,000.00
1


    DENVER           CO   80239          5            12/30/99         00
    0431759307                           05           02/01/00          0
    68878                                O            01/01/30
    0


    1965003          964/G02             F           88,000.00         ZZ
                                         360         87,955.56          1
    6565 IRVING STREET                 9.375            731.94         80
                                       9.125            731.94      110,000.00
    DENVER           CO   80221          1            12/31/99         00
    0431758994                           05           02/01/00          0
    69655                                N            01/01/30
    0


    1965025          967/G02             F          100,000.00         ZZ
                                         360         99,942.47          1
    25916 NORTH 157TH AVENUE           8.750            786.70         80
                                       8.500            786.70      125,000.00
    WEST SUN CITY    AZ   85375          5            12/27/99         00
    0431758333                           05           02/01/00          0
    6005250                              O            01/01/30
    0


    1965049          E76/G02             F           66,300.00         ZZ
                                         360         66,267.39          2
    121 QUAIL COVE                     9.500            557.49         65
                                       9.250            557.49      102,000.00
    LOCKHART         TX   78644          5            12/30/99         00
    0431760172                           05           02/01/00          0
    9999999                              N            01/01/30
    0


    1965054          E65/G02             F           20,000.00         ZZ
                                         360         19,989.63          2
    16220 GREENFIELD                   9.250            164.54         59
                                       9.000            164.54       34,000.00
    DETROIT          MI   48235          1            01/03/00         00
    0431763416                           07           02/01/00          0
    228058                               N            01/01/30
    0


    1965059          511/511             F          400,000.00         ZZ
                                         360        399,751.38          1
    533 ROOKWOOD PLACE                 8.375          3,040.29         71
                                       8.125          3,040.29      569,000.00
    CHARLOTTESVILLE  VA   22903          1            12/15/99         00
    830908                               03           02/01/00          0
    830908                               O            01/01/30
    0
1




    1965071          F96/G02             F          166,250.00         ZZ
                                         360        166,250.00          3
    82 SCHEERER AVENUE                 9.875          1,443.63         95
                                       9.625          1,443.63      175,000.00
    NEWARK           NJ   07112          1            01/07/00         10
    0431765965                           05           03/01/00         30
    9903107                              O            02/01/30
    0


    1965084          E86/G02             F          115,500.00         ZZ
                                         360        115,500.00          3
    13 THIRD STREET                    8.875            918.97         70
                                       8.625            918.97      165,000.00
    HAVERSTRAW       NY   10927          1            01/07/00         00
    0431821511                           05           03/01/00          0
    0000047839                           N            02/01/30
    0


    1965099          A38/G02             F           39,600.00         ZZ
                                         360         39,579.47          1
    45 W MOUNTAIN CREEK                9.250            325.78         90
                                       9.000            325.78       44,000.00
    GRAND PRAIRIE    TX   75052          1            01/05/00         19
    0431767656                           09           02/01/00         25
    1231736                              N            01/01/30
    0


    1965100          P48/G02             F          130,950.00         ZZ
                                         360        130,950.00          1
    2075 WATSON AVENUE                 9.875          1,137.10         90
                                       9.625          1,137.10      145,500.00
    ST PAUL          MN   55116          1            01/18/00         14
    0431801885                           05           03/01/00         25
    1965100                              N            02/01/30
    0


    1965102          299/G02             F          467,500.00         ZZ
                                         360        466,901.71          1
    3101 CARMEL STREET                 8.250          3,512.18         85
                                       8.000          3,512.18      550,000.00
    DENTON           TX   76205          1            11/22/99         12
    0431798354                           05           01/01/00         12
    0137542858                           O            12/01/29
    0


    1965107          M11/G02             F           64,800.00         ZZ
                                         360         64,763.67          1
1


    4930 LAHOMA STREET                 8.875            515.58         90
                                       8.625            515.58       72,000.00
    DALLAS           TX   75235          1            12/28/99         04
    0431770023                           01           02/01/00         25
    1100012                              N            01/01/30
    0


    1965118          P48/G02             F           95,850.00         ZZ
                                         360         95,850.00          1
    735 MONTANA AVENUE E               9.875            832.31         90
                                       9.625            832.31      106,500.00
    ST  PAUL         MN   55106          1            01/18/00         10
    0431801893                           05           03/01/00         25
    1965118                              N            02/01/30
    0


    1965167          N71/G02             F           70,400.00         ZZ
                                         360         70,400.00          1
    10930 SW 160TH STREET              8.000            516.57         80
                                       7.750            516.57       88,000.00
    MIAMI            FL   33157          1            01/06/00         00
    0431767599                           05           03/01/00          0
    36611199                             O            02/01/30
    0


    1965171          J54/G02             F          102,400.00         ZZ
                                         360        102,267.35          1
    822 HOSTETLER STREET WEST          8.190            764.98         80
                                       7.940            764.98      128,000.00
    THE DALLES       OR   97058          2            11/17/99         00
    0431801695                           05           01/01/00          0
    9702598                              O            12/01/29
    0


    1965184          Q70/G02             F           29,700.00         ZZ
                                         360         29,686.86          1
    117 NORTH FLORENCE PLACE          10.000            260.64         90
                                       9.750            260.64       33,000.00
    TULSA            OK   74110          1            12/29/99         04
    0431773233                           05           02/01/00         25
    8111484                              N            01/01/30
    0


    1965185          M66/G02             F           68,000.00         ZZ
                                         360         67,960.87          1
    241 ELM STREET                     8.750            534.96         80
                                       8.500            534.96       85,000.00
    READING          PA   19606          1            12/27/99         00
    0431765940                           07           02/01/00          0
1


    134827                               O            01/01/30
    0


    1965188          F62/G02             F          102,200.00         T
                                         360        102,136.47          1
    737 NW 208 DRIVE                   8.375            776.80         90
                                       8.125            776.80      113,565.00
    PEMBROKE PINES   FL   33029          1            12/27/99         04
    0431796309                           09           02/01/00         25
    590254670                            O            01/01/30
    0


    1965189          N94/G02             F          247,350.00         ZZ
                                         360        247,350.00          1
    6 WHITTIER PLACE, UNIT 3D-6        9.500          2,079.85         85
                                       9.250          2,079.85      291,000.00
    BOSTON           MA   02114          1            01/14/00         11
    0431792068                           06           03/01/00         25
    93588560                             O            02/01/30
    0


    1965245          455/G02             F          110,400.00         ZZ
                                         359        110,400.00          1
    210 KENT DRIVE                     8.500            848.89         80
                                       8.250            848.89      138,000.00
    MACON            GA   31206          2            01/06/00         00
    0431769959                           05           03/01/00          0
    09000157                             O            01/01/30
    0


    1965290          F18/G02             F          227,150.00         ZZ
                                         360        227,150.00          1
    1774 INDIAN WELLS WAY              8.750          1,786.99         70
                                       8.500          1,786.99      325,000.00
    CLAYTON          CA   94517          5            01/05/00         00
    0431780253                           09           03/01/00          0
    R02382                               O            02/01/30
    0


    1965297          313/G02             F          175,000.00         ZZ
                                         360        175,000.00          1
    60 KIMBARK                         8.750          1,376.73         78
                                       8.500          1,376.73      225,000.00
    RIVERDALE        IL   60546          1            01/04/00         00
    0431788652                           05           03/01/00          0
    6943930                              O            02/01/30
    0


1


    1965310          163/G02             F          110,000.00         ZZ
                                         360        109,928.04          1
    7117 NE 399TH STREET               8.125            816.75         55
                                       7.875            816.75      203,500.00
    LA CENTER        WA   98629          1            12/13/99         00
    0431778026                           05           02/01/00          0
    817220825                            O            01/01/30
    0


    1965313          163/G02             F           45,500.00         ZZ
                                         360         45,474.49          1
    416 N CYPRESS DRIVE C              8.875            362.02         65
                                       8.625            362.02       70,000.00
    TEQUESTA         FL   33469          5            12/20/99         00
    0431760230                           09           02/01/00          0
    217208937                            N            01/01/30
    0


    1965318          163/G02             F          228,950.00         ZZ
                                         360        228,821.65          1
    1305,1307,1309 N SCREENLAND DR     8.875          1,821.63         94
                                       8.625          1,821.63      245,000.00
    BURBANK          CA   91505          1            12/10/99         04
    0431759877                           05           02/01/00         30
    617210164                            O            01/01/30
    0


    1965327          313/G02             F          256,000.00         ZZ
                                         360        255,874.08          4
    211 W PALATINE ROAD                9.500          2,152.59         80
                                       9.250          2,152.59      320,000.00
    PALATINE         IL   60067          1            12/30/99         00
    0431787746                           05           02/01/00          0
    0006943633                           N            01/01/30
    0


    1965356          163/G02             F          294,500.00         ZZ
                                         360        294,312.21          1
    41833 CARLETON WAY                 8.250          2,212.48         95
                                       8.000          2,212.48      310,000.00
    TEMECULA         CA   92591          1            12/15/99         04
    0431779255                           03           02/01/00         30
    617217342                            O            01/01/30
    0


    1965361          163/G02             F           44,100.00         ZZ
                                         360         44,074.63          1
    431 N CYPRESS DRIVE #A             8.750            346.93         70
                                       8.500            346.93       63,000.00
1


    TEQUESTA         FL   33469          1            12/17/99         00
    0431760503                           09           02/01/00          0
    7717227861                           N            01/01/30
    0


    1965371          F28/G02             F          432,000.00         ZZ
                                         360        430,892.03          1
    2351 PASEO SAUCEDAL                9.375          3,593.16         94
                                       9.125          3,593.16      462,238.00
    CARLSBAD         CA   92009          1            08/11/99         04
    0431773951                           03           10/01/99         30
    5022589                              O            09/01/29
    0


    1965376          286/286             F           46,900.00         ZZ
                                         360         46,873.70          2
    547 CAIRO ST                       8.875            373.16         70
                                       8.625            373.16       67,000.00
    ATLANTA          GA   30314          2            12/21/99         00
    0009644889                           07           02/01/00          0
    0009644889                           O            01/01/30
    0


    1965379          286/286             F          123,500.00         ZZ
                                         360        123,219.94          1
    69 LINDEN AVE                      8.875            982.63         95
                                       8.625            982.63      130,000.00
    EAST ORANGE      NJ   07018          1            09/21/99         01
    0009600517                           05           11/01/99         30
    0009600517                           O            10/01/29
    0


    1965380          F28/G02             F          682,500.00         ZZ
                                         360        679,467.63          1
    16226 WAYFARER LANE                8.375          5,187.49         75
                                       8.125          5,187.49      910,000.00
    HUNTINGTON BEAC  CA   92649          1            06/10/99         00
    0431774025                           05           08/01/99          0
    4885921                              O            07/01/29
    0


    1965386          286/286             F          157,500.00         ZZ
                                         360        157,407.01          2
    4220 BOWDENS FERRY RD              8.625          1,225.02         90
                                       8.375          1,225.02      175,000.00
    NORFOLK          VA   23508          1            01/05/00         11
    0009970245                           05           02/01/00         25
    0009970245                           N            01/01/30
    0
1




    1965403          P41/G02             F           29,925.00         ZZ
                                         360         29,925.00          1
    5127 VIRGINIA                      9.875            259.85         90
                                       9.625            259.85       33,250.00
    KANSAS CITY      MO   64110          1            01/11/00         14
    0431770635                           05           03/01/00         25
    382147                               N            02/01/30
    0


    1965417          K81/G02             F           53,900.00         ZZ
                                         360         53,836.13          1
    4904 VINCENNES STREET #204         8.625            419.23         70
                                       8.375            419.23       77,000.00
    CAPE CORAL       FL   33904          1            11/30/99         00
    0431767961                           01           01/01/00          0
    2500335                              N            12/01/29
    0


    1965425          F28/G02             F          454,500.00         ZZ
                                         360        453,239.94          1
    111 REGENTS SQUARE                 9.000          3,657.01         85
                                       8.750          3,657.01      534,710.00
    PEACHTREE CITY   GA   30269          1            08/13/99         10
    0431773936                           03           10/01/99         12
    5017431                              O            09/01/29
    0


    1965428          F42/G02             F           55,500.00         ZZ
                                         360         55,471.23          2
    714-716 60TH AVENUE W              9.250            456.58         80
                                       9.000            456.58       69,400.00
    BRADENTON        FL   34207          1            12/17/99         00
    0431776392                           05           02/01/00          0
    99AH0504                             N            01/01/30
    0


    1965475          J54/G02             F           91,000.00         ZZ
                                         360         90,912.47          1
    6133 THORN STREET                  9.625            773.49         80
                                       9.375            773.49      115,000.00
    SAN DIEGO        CA   92115          5            11/22/99         00
    0431801703                           05           01/01/00          0
    9719830                              O            12/01/29
    0


    1965500          H93/G02             F           40,375.00         ZZ
                                         360         40,351.77          1
1


    827 RELIANCE STREET                8.750            317.63         85
                                       8.500            317.63       47,500.00
    CHARLOTTE        NC   28208          1            12/28/99         10
    0431779149                           05           02/01/00         12
    9996302                              N            01/01/30
    0


    1965512          H93/G02             F           44,550.00         ZZ
                                         360         44,528.66          1
    1609 N 32ND STREET                 9.625            378.67         90
                                       9.375            378.67       49,550.00
    KANSAS CITY      KS   66102          1            12/10/99         04
    0431763713                           05           02/01/00         25
    9995392                              N            01/01/30
    0


    1965518          H93/G02             F          149,000.00         ZZ
                                         360        148,912.03          1
    7210 FM ROAD NO 113 N              8.625          1,158.91         79
                                       8.375          1,158.91      190,000.00
    WEATHERFORD      TX   76088          2            12/03/99         00
    0431779362                           05           02/01/00          0
    9901732                              O            01/01/30
    0


    1965520          H93/G02             F          101,400.00         ZZ
                                         360        101,341.67          1
    4282 GA HIGHWAY 105                8.750            797.71         76
                                       8.500            797.71      135,000.00
    BALDWIN          GA   30511          2            12/08/99         00
    0431778968                           05           02/01/00          0
    9990613                              O            01/01/30
    0


    1965523          F44/G02             F          265,650.00         ZZ
                                         360        265,650.00          1
    15 COTTONWOOD DRIVE                9.000          2,137.48         90
                                       8.750          2,137.48      295,185.00
    LUMBERTON        NJ   08048          1            01/11/00         10
    0431772110                           05           03/01/00         25
    209707                               O            02/01/30
    0


    1965532          A26/G02             F          170,100.00         ZZ
                                         360        169,996.95          4
    537 MCKELLAR CIRCLE                8.500          1,307.92         90
                                       8.250          1,307.92      189,000.00
    LAS VEGAS        NV   89119          1            12/22/99         04
    0431763820                           05           02/01/00         30
1


    40086S                               N            01/01/30
    0


    1965549          K71/K71             F          134,100.00         ZZ
                                         360        134,032.28          2
    1813 W 47TH AVENUE                 9.375          1,115.38         90
                                       9.125          1,115.38      149,000.00
    ANCHORAGE        AK   99517          1            12/03/99         01
    850318                               05           02/01/00         25
    850318                               N            01/01/30
    0


    1965556          K15/G02             F           75,000.00         ZZ
                                         360         74,956.85          1
    6000 MCBRYDE AVENUE                8.750            590.03         66
                                       8.500            590.03      115,000.00
    RICHMOND         CA   94805          1            12/17/99         00
    0431777143                           05           02/01/00          0
    3000787                              O            01/01/30
    0


    1965557          K15/G02             F          213,000.00         ZZ
                                         360        212,874.25          1
    735 SHELBORNE DRIVE                8.625          1,656.69         80
                                       8.375          1,656.69      267,000.00
    TRACY            CA   95376          2            12/23/99         00
    0431802735                           05           02/01/00          0
    3005411                              O            01/01/30
    0


    1965582          B57/G02             F           38,650.00         ZZ
                                         360         38,631.48          1
    1920 NORTH "H" STREET #230         9.625            328.53         90
                                       9.375            328.53       42,950.00
    OXNARD           CA   93030          1            12/29/99         10
    0431777549                           01           02/01/00         25
    9914773                              N            01/01/30
    0


    1965583          K15/G02             F          600,000.00         ZZ
                                         360        599,688.95          1
    3150 KEYSTONE ROAD                 9.250          4,936.05         65
                                       9.000          4,936.05      930,000.00
    NORTHBROOK       IL   60062          4            12/22/99         00
    0431777051                           05           02/01/00          0
    3004414                              O            01/01/30
    0


1


    1965588          163/G02             F          140,400.00         ZZ
                                         360        140,319.22          1
    1355-1355 1/4-1355 1/2 E 71 ST     8.750          1,104.53         88
                                       8.500          1,104.53      160,000.00
    LOS ANGELES      CA   90001          1            12/06/99         04
    0431764943                           05           02/01/00         25
    1417214398                           O            01/01/30
    0


    1965594          163/G02             F           38,000.00         ZZ
                                         360         37,976.38          1
    1 ELIZABETH STREET                 8.375            288.83         80
                                       8.125            288.83       47,500.00
    FORT ANN         NY   12827          1            12/29/99         00
    0431765361                           05           02/01/00          0
    1000158054                           N            01/01/30
    0


    1965595          G70/G02             F           54,000.00         ZZ
                                         360         53,919.69          1
    16 ELM STREET                      9.500            454.06         90
                                       9.250            454.06       60,000.00
    TRENTON          NJ   08611          1            10/05/99         10
    0431770205                           07           12/01/99         25
    101429                               N            11/01/29
    0


    1965600          163/G02             F          150,000.00         ZZ
                                         360        149,913.70          2
    19271 ARNOLD DRIVE                 8.750          1,180.05         65
                                       8.500          1,180.05      233,000.00
    SONOMA           CA   95476          1            12/22/99         00
    0431767359                           07           02/01/00          0
    717203334                            O            01/01/30
    0


    1965636          N94/G02             F          265,500.00         ZZ
                                         360        265,376.14          4
    354 CABOT STREET                   9.750          2,281.05         90
                                       9.500          2,281.05      295,000.00
    BEVERLY          MA   01915          1            01/03/00         11
    0431775758                           05           02/01/00         25
    88002960                             N            01/01/30
    0


    1965646          H58/G02             F          232,750.00         ZZ
                                         360        232,629.33          2
    1336 144TH AVENUE                  9.250          1,914.78         95
                                       9.000          1,914.78      245,000.00
1


    SAN LEANDRO      CA   94577          1            12/20/99         04
    0431767425                           05           02/01/00         25
    41689                                O            01/01/30
    0


    1965664          E38/G02             F          208,000.00         ZZ
                                         360        208,000.00          1
    1068 BART CIRCLE                   9.125          1,692.36         80
                                       8.875          1,692.36      260,000.00
    THOUSAND OAKS    CA   91360          1            01/03/00         00
    0431778828                           05           03/01/00          0
    993781                               O            02/01/30
    0


    1965721          286/286             F          245,600.00         ZZ
                                         360        245,183.89          1
    3047 LENOX ROAD NE UNIT 1207       8.875          1,954.10         80
                                       8.625          1,954.10      307,000.00
    ATLANTA          GA   30324          1            10/04/99         00
    0641179                              01           12/01/99          0
    0641179                              O            11/01/29
    0


    1965722          286/286             F           95,100.00         ZZ
                                         360         95,042.38          1
    6256 E CASPER ST                   8.500            731.24         80
                                       8.250            731.24      118,900.00
    MESA             AZ   85205          1            12/13/99         00
    0009970927                           05           02/01/00          0
    0009970927                           N            01/01/30
    0


    1965728          286/286             F          196,750.00         ZZ
                                         360        196,645.29          1
    114 PERSIMMON LANE                 9.125          1,600.83         80
                                       8.875          1,600.83      245,990.00
    HOLMDEL          NJ   07733          1            12/20/99         00
    9520548                              01           02/01/00          0
    9520548                              O            01/01/30
    0


    1965768          E82/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
    17 AIRSDALE AVENUE                 8.500            768.91         80
                                       8.250            768.91      125,000.00
    LONG BRANCH      NJ   07740          1            01/12/00         00
    0400241550                           05           03/01/00          0
    0400241550                           O            02/01/30
    0
1




    1965798          742/G02             F           46,000.00         ZZ
                                         360         46,000.00          1
    97 TERRELL STREET                  8.875            366.00         66
                                       8.625            366.00       70,000.00
    DEPEW            NY   14043          1            01/03/00         00
    0431770171                           05           03/01/00          0
    4887402                              N            02/01/30
    0


    1965805          163/G02             F           42,400.00         ZZ
                                         360         42,377.44          1
    619 CATOR AVENUE                   9.125            344.98         80
                                       8.875            344.98       53,000.00
    BALTIMORE        MD   21218          1            12/16/99         00
    0431770304                           05           02/01/00          0
    0217193659                           N            01/01/30
    0


    1965808          G18/G02             F           40,000.00         ZZ
                                         360         40,000.00          1
    2351 N JEFFERSON                   8.625            311.12         58
                                       8.375            311.12       70,000.00
    MIDLAND          MI   48642          1            01/14/00         00
    0431777077                           05           03/01/00          0
    17DP09901000                         O            02/01/30
    0


    1965811          163/G02             F          250,000.00         ZZ
                                         360        250,000.00          1
    6N285 ANDRENE LANE                 8.625          1,944.47         73
                                       8.375          1,944.47      345,000.00
    ITASCA           IL   60143          5            12/29/99         00
    0431770460                           05           03/01/00          0
    0217192826                           O            02/01/30
    0


    1965815          G41/G02             F           94,500.00         ZZ
                                         360         94,447.03          2
    137-138 RELIANCE PLACE             8.875            751.88         90
                                       8.625            751.88      105,000.00
    TELFORD          PA   18969          1            12/30/99         11
    0431770700                           03           02/01/00         25
    64001676                             N            01/01/30
    0


    1965820          E23/G02             F          242,400.00         ZZ
                                         360        242,400.00          1
1


    2754 EAST AMHERST AVENUE           9.500          2,038.23         80
                                       9.250          2,038.23      303,000.00
    DENVER           CO   80210          1            01/07/00         00
    0431769678                           05           03/01/00          0
    50508159                             O            02/01/30
    0


    1965830          K15/G02             F           82,250.00         ZZ
                                         360         82,203.89          1
    5221 WEST SHORE DRIVE              8.875            654.42         70
                                       8.625            654.42      117,500.00
    MCHENRY          IL   60050          5            01/04/00         00
    0431780402                           05           02/01/00          0
    3007042                              N            01/01/30
    0


    1965833          K15/G02             F           50,000.00         ZZ
                                         360         49,971.97          1
    8711 CHRIS LANE                    8.875            397.82         43
                                       8.625            397.82      117,000.00
    LAREDO           TX   78045          1            12/22/99         00
    0431801802                           05           02/01/00          0
    3006857                              N            01/01/30
    0


    1965843          A33/G02             F          102,600.00         ZZ
                                         360        102,600.00          1
    11301 HILLSIDE                     9.000            825.54         74
                                       8.750            825.54      140,000.00
    PINCKNEY         MI   48169          2            01/06/00         00
    0431791706                           05           03/01/00          0
    036082981                            O            02/01/30
    0


    1965845          K15/G02             F           75,150.00         ZZ
                                         360         75,104.47          1
    2332 MACON DRIVE                   8.500            577.84         90
    SW                                 8.250            577.84       83,500.00
    ATLANTA          GA   30315          5            12/13/99         04
    0431802107                           05           02/01/00         25
    3006423                              N            01/01/30
    0


    1965846          742/G02             F          184,500.00         ZZ
                                         360        184,500.00          4
    46 VICK PARK B                     9.000          1,484.53         90
                                       8.750          1,484.53      205,000.00
    ROCHESTER        NY   14607          1            01/07/00         11
    0431770221                           05           03/01/00         25
1


    4891164                              N            02/01/30
    0


    1965851          964/G02             F          140,800.00         ZZ
                                         360        140,800.00          1
    1777 LARIMER STREET                9.250          1,158.33         80
    #801                               9.000          1,158.33      176,000.00
    DENVER           CO   80202          2            01/07/00         00
    0431789544                           05           03/01/00          0
    68347                                N            02/01/30
    0


    1965856          637/G02             F          335,000.00         ZZ
                                         360        334,812.19          1
    8314 N CREST VIEW DRIVE            8.875          2,665.41         74
                                       8.625          2,665.41      455,000.00
    PARKER           CO   80138          5            12/23/99         00
    0431782614                           05           02/01/00          0
    0014987713                           O            01/01/30
    0


    1965860          813/813             F           51,025.00         ZZ
                                         360         50,996.39          1
    2387 SOUTH KIHEI RD #A205          8.875            405.98         65
                                       8.625            405.98       78,500.00
    KIHEI            HI   96753          1            12/23/99         00
    991108M01                            20           02/01/00          0
    991108M01                            O            01/01/30
    0


    1965863          K31/G02             F          118,600.00         ZZ
                                         360        118,524.38          1
    5360 REGENCY LAKE COURT            8.250            891.00         75
                                       8.000            891.00      158,150.00
    SUWANEE          GA   30024          1            12/28/99         00
    0431769512                           05           02/01/00          0
    8150210152                           O            01/01/30
    0


    1965866          637/G02             F          340,000.00         ZZ
                                         360        339,832.76          1
    3539 EAST DOVER STREET             9.500          2,858.91         83
                                       9.250          2,858.91      410,000.00
    MESA             AZ   85213          2            12/28/99         11
    0431796465                           03           02/01/00         20
    0017355488                           N            01/01/30
    0


1


    1965876          M63/G02             F          130,000.00         ZZ
                                         360        130,000.00          1
    12011 WEST LOCUST                  8.750          1,022.72         72
                                       8.500          1,022.72      182,000.00
    WAUWATOSA        WI   53222          5            01/07/00         00
    0431772755                           05           03/01/00          0
    20001001                             O            02/01/30
    0


    1965880          F61/G02             F           58,000.00         ZZ
                                         360         58,000.00          1
    3334 PERRY AVENUE                  8.750            456.29         80
                                       8.500            456.29       72,500.00
    BREMERTON        WA   98310          1            01/06/00         00
    0431782820                           05           03/01/00          0
    990896KC                             O            02/01/30
    0


    1965885          M74/G02             F           71,200.00         ZZ
                                         360         71,200.00          1
    9800 W BAYHARBOR DR #612           9.875            618.27         80
                                       9.625            618.27       89,000.00
    BAY HARBOR ISLA  FL   33154          1            01/21/00         00
    0431801604                           08           03/01/00          0
    OLIVA                                O            02/01/30
    0


    1965889          964/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
    828 EAST CENTRAL AVENUE            8.500            768.91         77
                                       8.250            768.91      130,500.00
    SANTA MARIA      CA   93454          1            01/05/00         00
    0431769520                           05           03/01/00          0
    69861                                O            02/01/30
    0


    1965891          L04/G02             F          116,800.00         ZZ
                                         360        116,800.00          1
    6216 WILLOW LANE                   9.000            939.80         80
                                       8.750            939.80      146,000.00
    BOULDER          CO   80301          1            01/20/00         00
    0431798347                           01           03/01/00          0
    0391017                              O            02/01/30
    0


    1965898          665/G02             F          199,900.00         ZZ
                                         360        199,778.90          1
    428 VICTORIA  AVENUE               8.500          1,537.06         75
                                       8.250          1,537.06      266,563.00
1


    SALINAS          CA   93906          1            12/01/99         00
    0431769777                           05           02/01/00          0
    9901234434                           O            01/01/30
    0


    1965904          665/G02             F          212,800.00         ZZ
                                         360        212,660.80          1
    128 WISTERIA CIRCLE                8.125          1,580.03         76
                                       7.875          1,580.03      280,255.00
    CLOVERDALE       CA   95425          1            12/13/99         00
    0431769744                           03           02/01/00          0
    9901235303                           O            01/01/30
    0


    1965908          964/G02             F          122,500.00         ZZ
                                         360        122,429.52          2
    4133 RUTH AVENUE                   8.750            963.71         95
    1305 GUISEPPE LANE                 8.500            963.71      128,950.00
    MODESTO          CA   95355          1            12/09/99         10
    0431790203                           05           02/01/00         30
    68499                                O            01/01/30
    0


    1965910          573/G02             F          147,200.00         ZZ
                                         360        147,200.00          1
    1812 NORTH WAVERLY                 8.875          1,171.19         80
                                       8.625          1,171.19      184,000.00
    DEARBORN         MI   48128          5            01/07/00         00
    0431791425                           05           03/01/00          0
    90171790                             O            02/01/30
    0


    1965918          K15/G02             F           46,500.00         ZZ
                                         360         46,477.13          1
    206 EAST COLLINS STREET            9.500            391.00         75
                                       9.250            391.00       62,000.00
    COLUMBIA CITY    IN   46725          5            12/29/99         00
    0431801810                           05           02/01/00          0
    3007384                              N            01/01/30
    0


    1965921          964/G02             F          154,000.00         ZZ
                                         360        153,904.28          1
    426 REESE STREET                   8.375          1,170.51         77
                                       8.125          1,170.51      200,000.00
    LYONS            CO   80540          5            12/22/99         00
    0431790443                           05           02/01/00          0
    68530                                O            01/01/30
    0
1




    1965922          665/G02             F          200,000.00         ZZ
                                         360        199,756.82          1
    16095 GRAMERCY DRIVE               8.500          1,537.83         61
                                       8.250          1,537.83      330,000.00
    SAN LEANDRO      CA   94577          5            11/22/99         00
    0431772490                           05           01/01/00          0
    9901234738                           N            12/01/29
    0


    1965923          665/G02             F          328,000.00         ZZ
                                         360        327,580.26          1
    101 HARBERN WAY                    8.250          2,464.15         90
                                       8.000          2,464.15      365,000.00
    HOLLISTER        CA   95023          1            11/15/99         10
    0431791656                           05           01/01/00         25
    2301234258                           O            12/01/29
    0


    1965929          F28/G02             F          425,000.00         ZZ
                                         360        424,755.48          1
    126 HACKAMORE ROAD                 8.750          3,343.48         74
                                       8.500          3,343.48      575,000.00
    MONTPELIER       VT   05602          5            12/13/99         00
    0431774892                           05           02/01/00          0
    5283868                              O            01/01/30
    0


    1965931          964/G02             F          279,200.00         ZZ
                                         360        279,051.42          1
    100 SOUTH STREET #107              9.125          2,271.66         80
                                       8.875          2,271.66      349,000.00
    SAUSALITO        CA   94965          1            12/20/99         00
    0431786177                           01           02/01/00          0
    68802                                N            01/01/30
    0


    1965934          964/G02             F          194,400.00         ZZ
                                         360        194,282.23          4
    1030-1032 SOUTHWEST HALSEY STR     8.500          1,494.77         80
                                       8.250          1,494.77      243,000.00
    TROUTDALE        OR   97060          2            12/14/99         00
    0431786680                           05           02/01/00          0
    66911                                N            01/01/30
    0


    1965939          665/G02             F          190,000.00         ZZ
                                         360        189,884.89          1
1


    5525 SCOTTS VALLEY DRIVE #18       8.500          1,460.94         68
                                       8.250          1,460.94      280,000.00
    SCOTTS VALLEY    CA   95066          1            12/09/99         00
    0431776582                           09           02/01/00          0
    87153660                             O            01/01/30
    0


    1965940          964/G02             F          112,550.00         ZZ
                                         360        112,488.53          1
    7067 NORTH TEILMAN AVENUE #101     9.000            905.60         95
                                       8.750            905.60      118,500.00
    FRESNO           CA   93711          1            12/13/99         01
    0431777614                           09           02/01/00         30
    68930                                O            01/01/30
    0


    1965945          F27/F27             F          275,100.00         ZZ
                                         360        274,937.58          1
    7251 BOND STREET                   8.625          2,139.70         80
                                       8.375          2,139.70      343,900.00
    ST. LEONARD      MD   20685          1            12/28/99         00
    6060103923                           05           02/01/00          0
    6060103923                           O            01/01/30
    0


    1965946          964/G02             F           89,600.00         ZZ
                                         360         89,547.10          1
    1515 NORTH ARDEN COURT             8.625            696.90         80
                                       8.375            696.90      112,000.00
    VISALIA          CA   93291          1            12/09/99         00
    0431785328                           05           02/01/00          0
    68487                                N            01/01/30
    0


    1965948          F28/G02             F          371,250.00         ZZ
                                         360        371,025.08          1
    910 MOUNT CURVE AVENUE             8.500          2,854.60         75
                                       8.250          2,854.60      495,000.00
    MINNEAPOLIS      MN   55403          5            12/17/99         00
    0431774884                           05           02/01/00          0
    5282215                              O            01/01/30
    0


    1965951          964/G02             F          367,200.00         ZZ
                                         360        366,959.80          1
    20 CRESTVIEW                       8.125          2,726.45         80
                                       7.875          2,726.45      459,000.00
    LAS FLORES (ARE  CA   92688          1            12/14/99         00
    0431777226                           03           02/01/00          0
1


    68346                                O            01/01/30
    0


    1965954          964/G02             F           88,200.00         ZZ
                                         360         88,149.26          1
    1037 NORTHWEST LEXINGTON ROAD      8.750            693.87         70
                                       8.500            693.87      126,000.00
    BEND             OR   97701          5            12/16/99         00
    0431777069                           05           02/01/00          0
    69134                                N            01/01/30
    0


    1965960          964/G02             F          164,150.00         ZZ
                                         360        164,047.97          1
    5405 EVAN COURT                    8.375          1,247.66         70
                                       8.125          1,247.66      234,503.00
    ROCKLIN          CA   95765          1            12/10/99         00
    0431777960                           05           02/01/00          0
    68174                                O            01/01/30
    0


    1965962          964/G02             F          205,000.00         ZZ
                                         360        204,872.58          1
    31404 ROAD 132 #H                  8.375          1,558.15         79
                                       8.125          1,558.15      260,000.00
    VISALIA          CA   93292          5            12/14/99         00
    0431777564                           05           02/01/00          0
    68730                                O            01/01/30
    0


    1965966          F28/G02             F          337,200.00         ZZ
                                         360        336,995.72          1
    2665 JACKSON DRIVE                 8.500          2,592.78         63
                                       8.250          2,592.78      540,000.00
    JACKSON          WI   53037          2            12/27/99         00
    0431774900                           05           02/01/00          0
    5299211                              O            01/01/30
    0


    1965969          964/G02             F          163,800.00         ZZ
                                         360        163,705.76          4
    4365 TWIN VIEW CIRCLE              8.750          1,288.62         90
                                       8.500          1,288.62      182,000.00
    LAS VEGAS        NV   89121          1            12/17/99         12
    0431789502                           05           02/01/00         25
    69148                                N            01/01/30
    0


1


    1965976          F28/G02             F          388,000.00         ZZ
                                         360        387,770.93          1
    12515 SOUTH 89TH AVENUE            8.625          3,017.82         75
                                       8.375          3,017.82      520,000.00
    PALOS PARK       IL   60464          1            12/03/99         00
    0431774678                           05           02/01/00          0
    5200803                              O            01/01/30
    0


    1965978          K15/G02             F           51,300.00         ZZ
                                         360         51,275.43          1
    403 SOUTH WHITLEY                  9.625            436.04         89
                                       9.375            436.04       58,000.00
    COLUMBIA CITY    IN   46725          1            12/29/99         11
    0431801828                           05           02/01/00         25
    3007383                              N            01/01/30
    0


    1965992          K15/G02             F           84,000.00         ZZ
                                         360         83,960.81          1
    77 MONTGOMERY STREET               9.750            721.69         78
                                       9.500            721.69      108,000.00
    ATLANTA          GA   30317          2            12/22/99         00
    0431802057                           05           02/01/00          0
    3007260                              N            01/01/30
    0


    1965999          637/G02             F           76,400.00         ZZ
                                         360         76,362.42          3
    119 N 3RD STREET                   9.500            642.41         90
                                       9.250            642.41       84,900.00
    ELKHART          IN   46516          1            12/08/99         01
    0431779941                           05           02/01/00         25
    0018693481                           N            01/01/30
    0


    1966014          637/G02             F           63,000.00         ZZ
                                         360         62,967.33          4
    2706 WEST COLORADO BOULEVARD       9.250            518.29         90
                                       9.000            518.29       70,000.00
    DALLAS           TX   75211          1            12/22/99         11
    0431779909                           05           02/01/00         25
    0019005982                           N            01/01/30
    0


    1966025          F28/G02             F          308,000.00         ZZ
                                         360        307,077.64          1
    21200 CHUBB ROAD                   8.625          2,395.60         80
                                       8.375          2,395.60      385,000.00
1


    LYON TOWNSHIP    MI   48167          5            06/28/99         00
    0431774207                           05           09/01/99          0
    4902494                              O            08/01/29
    0


    1966064          637/G02             F          184,000.00         ZZ
                                         360        183,904.60          2
    13312-13314 W 109 STREET           9.250          1,513.73         90
                                       9.000          1,513.73      205,000.00
    LENEXA           KS   66210          1            12/30/99         04
    0431781483                           05           02/01/00         25
    0017898537                           N            01/01/30
    0


    1966073          637/G02             F           52,500.00         ZZ
                                         360         52,469.79          1
    1116 13TH STREET WEST              8.750            413.02         66
                                       8.500            413.02       80,000.00
    BRADENTON        FL   34205          5            12/29/99         00
    0431780626                           05           02/01/00          0
    0019061308                           N            01/01/30
    0


    1966078          637/G02             F          326,250.00         ZZ
                                         360        326,052.36          1
    14253 WELD COUNTRY ROAD 21         8.500          2,508.58         90
                                       8.250          2,508.58      362,500.00
    PLATTEVILLE      CO   80651          1            12/29/99         01
    0431779859                           05           02/01/00         25
    0014986327                           O            01/01/30
    0


    1966107          E86/G02             F          153,000.00         ZZ
                                         360        153,000.00          2
    142-45 130TH AVENUE                8.750          1,203.65         90
                                       8.500          1,203.65      170,000.00
    SOUTH OZONE PAR  NY   11436          1            01/12/00         04
    0431824366                           05           03/01/00         25
    0000051267                           N            02/01/30
    0


    1966168          M18/G02             F          139,000.00         ZZ
                                         360        139,000.00          1
    87 THICKET                         8.750          1,093.51         69
                                       8.500          1,093.51      203,000.00
    IRVINE           CA   92620          2            12/29/99         00
    0431795053                           07           03/01/00          0
    980100656                            O            02/01/30
    0
1




    1966193          E46/G02             F           85,500.00         ZZ
                                         360         85,455.67          1
    1918 RUTHERFORD STREET             9.250            703.39         59
                                       9.000            703.39      145,000.00
    RAHWAY           NJ   07065          2            12/23/99         00
    0431772292                           05           02/01/00          0
    40605                                O            01/01/30
    0


    1966204          956/G02             F          243,750.00         ZZ
                                         360        243,482.72          1
    5285 SOUTH YOUNGFIELD COURT        9.000          1,961.27         75
                                       8.750          1,961.27      325,000.00
    LITTLETON        CO   80127          5            11/15/99         00
    0431806892                           05           01/01/00          0
    2409110019                           O            12/01/29
    0


    1966211          956/G02             F          250,000.00         ZZ
                                         360        249,848.55          1
    75 WIMER STREET                    8.500          1,922.28         76
                                       8.250          1,922.28      330,000.00
    ASHLAND          OR   97520          1            12/21/99         00
    0431809516                           03           02/01/00          0
    1409110485                           O            01/01/30
    0


    1966214          956/G02             F          100,800.00         ZZ
                                         360        100,738.94          1
    2547 NORTH 370 EAST                8.500            775.06         80
                                       8.250            775.06      126,000.00
    NORTH LOGAN      UT   84341          5            12/29/99         00
    0431809508                           05           02/01/00          0
    2209120009                           O            01/01/30
    0


    1966215          956/G02             F          196,000.00         ZZ
                                         360        196,000.00          1
    4 MORAINE WAY                      9.000          1,577.06         80
                                       8.750          1,577.06      245,000.00
    GALENA           IL   61036          5            12/28/99         00
    0431806850                           05           03/01/00          0
    2309120193                           O            02/01/30
    0


    1966217          956/G02             F          168,000.00         ZZ
                                         360        167,908.23          4
1


    30 5TH STREET NORTHWEST            9.000          1,351.77         80
                                       8.750          1,351.77      210,000.00
    AUBURN           WA   98001          1            12/29/99         00
    0431809227                           05           02/01/00          0
    1309120095                           N            01/01/30
    0


    1966231          956/G02             F          128,000.00         ZZ
                                         360        127,922.46          1
    61 RIVER STREET                    8.500            984.21         79
    (QUECHEE LAKES)                    8.250            984.21      164,000.00
    HARTFORD         VT   05059          5            12/23/99         00
    0431806801                           03           02/01/00          0
    1809110093                           O            01/01/30
    0


    1966234          956/G02             F           93,750.00         ZZ
                                         360         93,701.40          1
    15 DILLA STREET                    9.250            771.26         75
                                       9.000            771.26      125,000.00
    MILFORD          MA   01757          5            12/03/99         00
    0431809318                           05           02/01/00          0
    2809110123                           N            01/01/30
    0


    1966261          956/G02             F           85,600.00         ZZ
                                         360         85,553.24          1
    13323 HIGHLAND COURT               9.000            688.76         80
                                       8.750            688.76      107,000.00
    CRESTWOOD        IL   60445          1            12/21/99         00
    0431806769                           05           02/01/00          0
    2309110195                           O            01/01/30
    0


    1966264          K15/G02             F          292,330.00         ZZ
                                         360        292,157.41          1
    105 BEECHDALE COURT                8.625          2,273.71         81
                                       8.375          2,273.71      362,000.00
    ACCOKEEK         MD   20607          2            12/27/99         11
    0431802578                           05           02/01/00         12
    3007150                              O            01/01/30
    0


    1966289          637/G02             F          154,000.00         ZZ
                                         360        153,901.80          1
    5450 NORTH CASHMERE ROAD           8.250          1,156.95         79
                                       8.000          1,156.95      195,000.00
    CASHMERE         WA   98815          2            12/27/99         00
    0431773266                           05           02/01/00          0
1


    0015348444                           O            01/01/30
    0


    1966300          637/G02             F          130,500.00         ZZ
                                         360        130,435.81          1
    5214 5218 JOSEPHINE ST             9.500          1,097.32         90
                                       9.250          1,097.32      145,000.00
    ORLANDO          FL   32803          1            12/30/99         14
    0431773548                           05           02/01/00         25
    0019812247                           O            01/01/30
    0


    1966308          637/G02             F           92,600.00         ZZ
                                         360         92,542.44          2
    2023 NORTH 25TH STREET             8.375            703.83         95
                                       8.125            703.83       97,500.00
    PHOENIX          AZ   85008          1            12/30/99         14
    0431777689                           05           02/01/00         30
    0016354995                           O            01/01/30
    0


    1966314          637/G02             F          157,500.00         ZZ
                                         360        157,402.10          4
    2408 NORTH WEST ST #1-4            8.375          1,197.12         90
                                       8.125          1,197.12      175,000.00
    FLAGSTAFF        AZ   86004          1            12/16/99         10
    0431804350                           05           02/01/00         25
    0018080747                           N            01/01/30
    0


    1966350          637/G02             F          157,500.00         ZZ
                                         360        157,402.10          1
    2408 NORTH WEST ST #5-8            8.375          1,197.12         89
                                       8.125          1,197.12      177,000.00
    FLAGSTAFF        AZ   86004          1            12/16/99         10
    0431776319                           05           02/01/00         25
    0018080754                           N            01/01/30
    0


    1966368          E53/G02             F          133,000.00         ZZ
                                         360        133,000.00          4
    1446 SW 2ND ST                     9.500          1,118.34         95
                                       9.250          1,118.34      140,000.00
    MIAMI            FL   33135          1            01/12/00         14
    0431783075                           05           03/01/00         25
    0011109781                           O            02/01/30
    0


1


    1966370          B57/G02             F           34,350.00         ZZ
                                         360         34,332.65          1
    4605 ARBOR GLEN WAY                9.375            285.71         90
                                       9.125            285.71       38,200.00
    BAKERSFIELD      CA   93313          1            12/22/99         14
    0431780139                           03           02/01/00         25
    9914708                              N            01/01/30
    0


    1966386          Q64/G02             F           81,900.00         ZZ
                                         360         81,861.79          1
    601 CHESTNUT STREET                9.750            703.65         90
                                       9.500            703.65       91,000.00
    BOROUGH OF CARN  PA   15106          1            12/23/99         14
    0431784206                           05           02/01/00         25
    5000772003                           N            01/01/30
    0


    1966412          637/G02             F          112,000.00         ZZ
                                         360        111,937.20          4
    4410 SOUTH DONALD CT               8.875            891.13         80
                                       8.625            891.13      140,000.00
    SPOKANE          WA   99223          1            12/21/99         00
    0431804376                           05           02/01/00          0
    0017883018                           N            01/01/30
    0


    1966416          J40/G02             F          119,000.00         ZZ
                                         360        119,000.00          1
    6116 SOUTH DEARING ROAD            8.625            925.57         78
                                       8.375            925.57      154,000.00
    COVINGTON        GA   30014          5            01/07/00         00
    0431782978                           05           03/01/00          0
    7662013                              O            02/01/30
    0


    1966426          637/G02             F          112,000.00         ZZ
                                         360        111,937.20          1
    4402 SOUTH DONALD CT               8.875            891.13         80
                                       8.625            891.13      140,000.00
    SPOKANE          WA   99223          1            12/21/99         00
    0431777234                           05           02/01/00          0
    0017883026                           N            01/01/30
    0


    1966435          637/G02             F          425,000.00         ZZ
                                         360        424,721.98          1
    10775 EQUESTRIAN DRIVE             8.125          3,155.62         78
                                       7.875          3,155.62      550,000.00
1


    SANTA ANA        CA   92705          5            12/17/99         00
    0431783372                           03           02/01/00          0
    4307773                              O            01/01/30
    0


    1966783          L04/G02             F          103,500.00         ZZ
                                         360        103,500.00          1
    1699 SOUTH TRENTON STREET #75      9.500            870.28         90
                                       9.250            870.28      115,000.00
    DENVER           CO   80231          1            01/25/00         10
    0431826163                           09           03/01/00         25
    1966783                              N            02/01/30
    0


    1966785          F36/G02             F          104,000.00         ZZ
                                         360        103,941.70          2
    1520 & 1520 1/2 SOUTH PINE STR     8.875            827.47         65
                                       8.625            827.47      160,000.00
    TACOMA           WA   98405          5            12/28/99         00
    0431777200                           05           02/01/00          0
    6400801                              N            01/01/30
    0


    1966808          637/G02             F          275,400.00         ZZ
                                         360        275,224.39          1
    1775 CARLINGTON COURT              8.250          2,068.99         95
                                       8.000          2,068.99      289,900.00
    GRAYSON          GA   30017          1            01/04/00         10
    0431793629                           03           02/01/00         30
    0012064846                           O            01/01/30
    0


    1966810          637/G02             F           86,000.00         ZZ
                                         360         85,951.78          1
    543 MIDDLE ROAD                    8.875            684.26         46
                                       8.625            684.26      187,000.00
    DRESDEN          ME   04342          2            12/30/99         00
    0431784024                           05           02/01/00          0
    0018804427                           O            01/01/30
    0


    1966823          K15/G02             F          181,600.00         ZZ
                                         360        181,505.85          3
    13650 EAST 13TH PLACE              9.250          1,493.98         80
                                       9.000          1,493.98      229,000.00
    AURORA           CO   80011          2            12/23/99         00
    0431788975                           05           02/01/00          0
    3007311                              O            01/01/30
    0
1




    1966847          637/G02             F          455,000.00         ZZ
                                         360        454,686.87          1
    263 LAKE DAWN ROAD                 7.875          3,299.07         70
                                       7.625          3,299.07      650,000.00
    PORT ANGELES     WA   98362          5            12/09/99         00
    0431808591                           05           02/01/00          0
    0017880386                           O            01/01/30
    0


    1966849          637/G02             F          126,000.00         ZZ
                                         360        125,341.52          3
    5814 N MISSISSIPPI AVENUE          8.250            946.60         79
                                       8.000            946.60      160,000.00
    PORTLAND         OR   97217          2            05/27/99         00
    0431802073                           05           07/01/99          0
    0017558248                           N            06/01/29
    0


    1966868          F18/G02             F          320,000.00         ZZ
                                         360        320,000.00          2
    140 SADOWA STREET                  9.000          2,574.80         80
                                       8.750          2,574.80      400,000.00
    SAN FRANCISCO    CA   94112          1            01/10/00         00
    0431781061                           05           03/01/00          0
    R02388                               O            02/01/30
    0


    1966878          964/G02             F          188,000.00         ZZ
                                         360        188,000.00          1
    12694 TORREY PINES DRIVE           8.500          1,445.56         80
                                       8.250          1,445.56      235,000.00
    AUBURN           CA   95602          1            01/04/00         00
    0431783760                           03           03/01/00          0
    68945                                O            02/01/30
    0


    1966890          637/G02             F          125,100.00         ZZ
                                         360        125,038.47          4
    212-15 ALPINE COURT                9.500          1,051.91         90
                                       9.250          1,051.91      139,000.00
    IRVING           TX   75060          1            01/03/00         11
    0431780857                           05           02/01/00         25
    0019016427                           N            01/01/30
    0


    1966898          964/G02             F           78,750.00         ZZ
                                         360         78,750.00          1
1


    5107 SAN FRANCISCO STREET          8.625            612.51         75
                                       8.375            612.51      105,000.00
    ROCKLIN          CA   95677          1            01/06/00         00
    0431779420                           05           03/01/00          0
    68702                                O            02/01/30
    0


    1966900          F18/G02             F          325,600.00         ZZ
                                         360        325,600.00          1
    2585 MARIN AVENUE                  8.375          2,474.80         80
                                       8.125          2,474.80      407,000.00
    BERKELEY         CA   94708          1            01/13/00         00
    0431787399                           05           03/01/00          0
    R02399                               O            02/01/30
    0


    1966905          950/G02             F           49,000.00         T
                                         360         48,970.31          1
    104 ELEVENTH STREET                8.500            376.77         70
                                       8.250            376.77       70,000.00
    GARIBALDI        OR   97118          5            12/29/99         00
    0431781194                           05           02/01/00          0
    201991101001                         O            01/01/30
    0


    1966912          964/G02             F           84,800.00         ZZ
                                         360         84,800.00          1
    3727 EAST ELOWIN COURT             8.625            659.57         80
                                       8.375            659.57      106,000.00
    VISALIA          CA   93291          1            12/29/99         00
    0431789585                           05           03/01/00          0
    68192                                N            02/01/30
    0


    1966928          637/G02             F           31,500.00         ZZ
                                         360         31,484.51          1
    1904 NORTH 42ND STREET             9.500            264.87         90
                                       9.250            264.87       35,000.00
    TAMPA            FL   33605          1            01/03/00         04
    0431781905                           05           02/01/00         25
    0019060904                           O            01/01/30
    0


    1966972          163/G02             F          194,800.00         ZZ
                                         360        194,687.93          1
    2144 FALLEN LEAF LANE              8.750          1,532.49         52
                                       8.500          1,532.49      375,000.00
    FALLBROOK        CA   92028          5            12/07/99         00
    0431780212                           05           02/01/00          0
1


    1417180532                           O            01/01/30
    0


    1966997          163/G02             F          137,000.00         ZZ
                                         360        136,925.17          1
    6021 LUDELL STREET                 9.000          1,102.33         79
                                       8.750          1,102.33      175,000.00
    BELL GARDENS     CA   90201          2            12/17/99         00
    0431788827                           05           02/01/00          0
    1417230493                           O            01/01/30
    0


    1967005          637/G02             F           68,700.00         ZZ
                                         360         68,628.49          1
    2113 MERIDIAN BOULDVARD #3         9.250            565.18         80
    DOOR 137                           9.000            565.18       86,500.00
    MAMMOTH LAKES    CA   93546          1            11/12/99         00
    0431782069                           01           01/01/00          0
    13958848                             N            12/01/29
    0


    1967049          S62/G02             F          188,400.00         ZZ
                                         360        188,400.00          1
    11770 DELLWOOD RD N                9.000          1,515.91         80
                                       8.750          1,515.91      235,500.00
    STILLWATER       MN   55082          5            01/26/00         00
    0431826635                           05           03/01/00          0
    15455                                O            02/01/30
    0


    1967130          956/G02             F          100,500.00         ZZ
                                         360        100,380.90          4
    58 SOUTH HOWARD STREET             8.625            781.68         75
                                       8.375            781.68      134,000.00
    PITTSBURGH       PA   15202          5            11/11/99         00
    0431808047                           05           01/01/00          0
    1091100291                           N            12/01/29
    0


    1967136          956/G02             F           50,000.00         ZZ
                                         360         49,921.64          1
    1697 NORTH EAST 48TH STREET        9.250            411.34         67
                                       9.000            411.34       75,000.00
    POMPANO BEACH    FL   33064          5            10/15/99         00
    0431808005                           05           12/01/99          0
    1209090129                           N            11/01/29
    0


1


    1967143          956/G02             F          168,000.00         ZZ
                                         360        167,795.74          1
    33499 ROW RIVER ROAD               8.500          1,291.77         80
                                       8.250          1,291.77      210,000.00
    COTTAGE GROVE    OR   97424          5            11/11/99         00
    0431807940                           05           01/01/00          0
    1409110098                           O            12/01/29
    0


    1967146          956/G02             F          108,400.00         ZZ
                                         360        108,268.20          1
    151 #2 COUNTRY CLUB DRIVE          8.500            833.50         80
                                       8.250            833.50      135,500.00
    UNION            NJ   07083          1            11/24/99         00
    0431807429                           07           01/01/00          0
    909110084                            O            12/01/29
    0


    1967151          956/G02             F           66,500.00         ZZ
                                         360         66,390.22          1
    795 COAST STREET                   9.000            535.07         70
                                       8.750            535.07       95,000.00
    WILLITS          CA   95490          5            10/18/99         00
    0431807908                           05           12/01/99          0
    209090133                            N            11/01/29
    0


    1967153          956/G02             F           65,000.00         ZZ
                                         360         64,752.40          1
    878 PEACHTREE STREET NE 814        9.000            523.00         65
                                       8.750            523.00      101,000.00
    ATLANTA          GA   30309          5            10/20/99         00
    0431807882                           08           12/01/99          0
    1209100058                           N            11/01/29
    0


    1967158          956/G02             F           60,000.00         ZZ
                                         360         59,934.21          1
    601 32ND AVENUE SOUTHEAST #28      9.000            482.77         75
                                       8.750            482.77       80,000.00
    ALBANY           OR   97321          5            11/19/99         00
    0431807403                           01           01/01/00          0
    1409100274                           N            12/01/29
    0


    1967164          956/G02             F          260,000.00         ZZ
                                         360        259,842.49          1
    460 PINE DRIVE                     8.500          1,999.18         80
                                       8.250          1,999.18      325,000.00
1


    SOUTHLAKE        TX   76092          1            12/16/99         00
    0431807833                           05           02/01/00          0
    1609110306                           O            01/01/30
    0


    1967176          956/G02             F          247,500.00         ZZ
                                         360        247,364.81          1
    20 CRESTVIEW COURT                 9.000          1,991.44         75
                                       8.750          1,991.44      330,000.00
    EASTON           WA   98925          1            12/10/99         00
    0431806934                           03           02/01/00          0
    1709110107                           O            01/01/30
    0


    1967178          956/G02             F           48,000.00         ZZ
                                         360         47,937.29          1
    705 SOUTH 6TH                      9.000            386.22         80
                                       8.750            386.22       60,000.00
    LAMAR            CO   81052          5            11/03/99         00
    0431806918                           05           01/01/00          0
    2209100029                           O            12/01/29
    0


    1967180          956/G02             F          148,000.00         ZZ
                                         360        147,795.63          1
    363 MONITIOR ROAD                  7.875          1,073.10         78
                                       7.625          1,073.10      190,000.00
    SILVERTON        OR   97381          5            11/22/99         00
    0431806744                           05           01/01/00          0
    1409110024                           O            12/01/29
    0


    1967183          956/G02             F          136,000.00         ZZ
                                         360        135,781.98          1
    319 WEST 2000 SOUTH                8.500          1,045.72         80
                                       8.250          1,045.72      170,000.00
    OREM             UT   84058          5            11/12/99         00
    0431806728                           05           01/01/00          0
    2209100399                           O            12/01/29
    0


    1967184          956/G02             F          107,200.00         ZZ
                                         360        107,055.66          1
    2940 SOUTH 253RD STREET            8.000            786.60         80
                                       7.750            786.60      134,000.00
    KENT             WA   98032          1            11/26/99         00
    0431806702                           05           01/01/00          0
    1409110104                           N            12/01/29
    0
1




    1967190          956/G02             F          170,500.00         ZZ
                                         360        170,281.81          4
    6535 CHERRY AVENUE                 8.250          1,280.91         69
                                       8.000          1,280.91      250,000.00
    LONG BEACH       CA   90805          2            11/08/99         00
    0431807312                           05           01/01/00          0
    709070116                            N            12/01/29
    0


    1967193          956/G02             F          290,400.00         ZZ
                                         360        290,214.82          1
    6235 MAMMOTH AVENUE                8.250          2,181.68         80
                                       8.000          2,181.68      363,000.00
    VAN NUYS         CA   91401          1            12/07/99         00
    0431807262                           05           02/01/00          0
    509110163                            O            01/01/30
    0


    1967197          956/G02             F          304,000.00         ZZ
                                         360        303,833.95          1
    4314 EAST COLLEGE WAY              9.000          2,446.05         80
                                       8.750          2,446.05      380,000.00
    MT VERNON        WA   98273          1            12/28/99         00
    0431809391                           05           02/01/00          0
    1409120268                           O            01/01/30
    0


    1967199          956/G02             F          330,000.00         ZZ
                                         360        329,794.89          1
    6171 MOSS OAK WAY                  8.375          2,508.24         77
                                       8.125          2,508.24      430,000.00
    SAN JOSE         CA   95120          5            12/21/99         00
    0431805530                           05           02/01/00          0
    709120066                            O            01/01/30
    0


    1967200          956/G02             F          278,000.00         ZZ
                                         360        277,813.46          1
    1298 HERSMAN DRIVE                 8.000          2,039.87         77
                                       7.750          2,039.87      363,000.00
    GILROY           CA   95020          1            12/14/99         00
    0431808070                           05           02/01/00          0
    709110167                            O            01/01/30
    0


    1967201          956/G02             F           74,250.00         ZZ
                                         360         74,205.02          1
1


    12 SPRING ROAD                     8.500            570.92         75
                                       8.250            570.92       99,000.00
    LYNN             MA   01904          5            12/31/99         00
    0431809540                           05           02/01/00          0
    2809120024                           N            01/01/30
    0


    1967202          956/G02             F           67,200.00         ZZ
                                         360         67,159.29          1
    1408 MINNS DRIVE                   8.500            516.71         80
                                       8.250            516.71       84,000.00
    MACHESNEY PARK   IL   61115          5            12/21/99         00
    0431805514                           05           02/01/00          0
    2309120037                           O            01/01/30
    0


    1967204          956/G02             F          270,000.00         ZZ
                                         360        269,696.15          1
    9648 LA CAPILLA AVENUE             8.875          2,148.24         74
                                       8.625          2,148.24      365,000.00
    FOUNTAIN VALLEY  CA   92708          1            11/09/99         00
    0431807825                           05           01/01/00          0
    209100038                            O            12/01/29
    0


    1967205          956/G02             F          263,600.00         ZZ
                                         360        263,279.49          1
    6812 PENNER AVENUE                 8.500          2,026.86         80
                                       8.250          2,026.86      329,500.00
    DOWNERS GROVE    IL   60516          2            11/22/99         00
    0431807650                           05           01/01/00          0
    2309110158                           O            12/01/29
    0


    1967207          956/G02             F           74,800.00         ZZ
                                         360         74,758.07          1
    28730 THORNHILL DRIVE              8.875            595.14         80
                                       8.625            595.14       93,500.00
    SUN CITY         CA   92586          1            12/28/99         00
    0431809565                           03           02/01/00          0
    509120136                            O            01/01/30
    0


    1967209          956/G02             F          171,000.00         ZZ
                                         360        170,906.60          1
    5811 PRESTON HAVEN DRIVE           9.000          1,375.90         90
                                       8.750          1,375.90      190,000.00
    DALLAS           TX   75220          1            12/14/99         11
    0431809250                           05           02/01/00         25
1


    1609120047                           N            01/01/30
    0


    1967210          956/G02             F          376,000.00         ZZ
                                         360        375,542.83          1
    8638 SOUTHWEST MULEDEER DRIVE      8.500          2,891.11         80
                                       8.250          2,891.11      470,000.00
    BEAVERTON        OR   97007          1            11/18/99         00
    0431807692                           05           01/01/00          0
    1409110046                           O            12/01/29
    0


    1967212          956/G02             F          108,350.00         ZZ
                                         360        108,290.82          3
    23-27 SCHOOL STREET                9.000            871.81         75
                                       8.750            871.81      144,500.00
    BURLINGTON       VT   05401          1            12/13/99         00
    0431809151                           05           02/01/00          0
    2809110147                           N            01/01/30
    0


    1967214          956/G02             F          111,600.00         ZZ
                                         360        111,457.19          1
    73-1105 MAHILANI DRIVE             8.250            838.41         80
                                       8.000            838.41      139,500.00
    KAILUA KONA      HI   96740          1            11/23/99         00
    0431808104                           05           01/01/00          0
    1109110233                           O            12/01/29
    0


    1967215          956/G02             F          300,000.00         ZZ
                                         360        299,831.82          1
    27 FOOTHILL ROAD                   8.875          2,386.93         75
                                       8.625          2,386.93      400,000.00
    SAN ANSELMO      CA   94960          1            12/13/99         00
    0431809235                           05           02/01/00          0
    1109120045                           N            01/01/30
    0


    1967225          P59/G02             F          629,500.00         ZZ
                                         360        629,500.00          1
    1825 LAS TABLAS ROAD               8.875          5,008.58         70
                                       8.625          5,008.58      900,000.00
    TEMPLETON        CA   93465          5            01/07/00         00
    0431785344                           05           03/01/00          0
    002285033                            O            02/01/30
    0


1


    1967226          129/G02             F          135,000.00         ZZ
                                         360        134,933.60          3
    77 SEAVIEW AVE                     9.500          1,135.15         90
                                       9.250          1,135.15      150,000.00
    SOUTH YARMOUTH   MA   02664          1            01/07/00         10
    0431783596                           05           02/01/00         25
    000                                  N            01/01/30
    0


    1967229          H19/G02             F          106,400.00         ZZ
                                         360        106,400.00          1
    204 COLUMBIA                       9.500            894.67         80
                                       9.250            894.67      133,000.00
    ELMHURST         IL   60126          1            01/13/00         00
    0431804137                           05           03/01/00          0
    0002166346                           O            02/01/30
    0


    1967231          637/G02             F           60,250.00         ZZ
                                         360         60,250.00          2
    7101 SOUTH PLEASANT VALLEY ROA     9.500            506.62         90
                                       9.250            506.62       66,950.00
    AUSTIN           TX   78744          1            01/07/00         10
    0431782390                           05           03/01/00         25
    0018281923                           N            02/01/30
    0


    1967285          742/G02             F           90,400.00         ZZ
                                         360         90,400.00          4
    7222 BRINSMADE AVENUE              9.375            751.90         80
                                       9.125            751.90      113,000.00
    CLEVELAND        OH   44102          1            01/11/00         00
    0431782929                           05           03/01/00          0
    6004543                              N            02/01/30
    0


    1967293          E23/G02             F          270,750.00         ZZ
                                         360        270,750.00          1
    9809 OGRAM DRIVE                   8.375          2,057.90         95
                                       8.125          2,057.90      285,000.00
    LA MESA          CA   91941          1            01/14/00         04
    0431790294                           05           03/01/00         30
    10510547                             O            02/01/30
    0


    1967294          G41/G02             F           75,000.00         ZZ
                                         360         75,000.00          2
    187 GAY STREET                     9.000            603.47         58
                                       8.750            603.47      130,000.00
1


    PHILADELPHIA     PA   19127          5            01/07/00         00
    0431782564                           05           03/01/00          0
    60003225                             N            02/01/30
    0


    1967299          964/G02             F          220,000.00         ZZ
                                         360        219,866.72          1
    12657 TRENT JONES WAY              8.500          1,691.61         80
                                       8.250          1,691.61      275,000.00
    TUSTIN           CA   92782          5            12/21/99         00
    0431789601                           01           02/01/00          0
    68471                                O            01/01/30
    0


    1967300          A75/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
    1240 DELRAY LAKES DRIVE            9.500          1,009.03         64
                                       9.250          1,009.03      188,775.00
    DELRAY BEACH     FL   33444          1            01/13/00         00
    0431796192                           03           03/01/00          0
    1000009165                           O            02/01/30
    0


    1967304          A75/G02             F           84,000.00         ZZ
                                         360         84,000.00          1
    1313 CHURCH ROAD                   8.750            660.83         80
                                       8.500            660.83      105,000.00
    ORELAND          PA   19075          1            01/14/00         00
    0431796051                           05           03/01/00          0
    1000029585                           O            02/01/30
    0


    1967307          F18/G02             F          328,000.00         ZZ
                                         360        328,000.00          1
    118 MORTON DRIVE                   8.625          2,551.16         80
                                       8.375          2,551.16      410,000.00
    DALY CITY        CA   94015          1            01/11/00         00
    0431792159                           05           03/01/00          0
    R02389                               O            02/01/30
    0


    1967332          956/G02             F          145,000.00         ZZ
                                         360        144,902.71          1
    4300 WORTHINGTON LANE              8.000          1,063.96         79
                                       7.750          1,063.96      184,000.00
    KITTY HAWK       NC   27949          5            12/14/99         00
    0431808187                           05           02/01/00          0
    1209120064                           O            01/01/30
    0
1




    1967348          K15/G02             F          154,550.00         ZZ
                                         360        154,473.98          3
    690 TULIP ROAD SE                  9.500          1,299.54         90
                                       9.250          1,299.54      171,750.00
    RIO RANCHO       NM   87124          1            12/29/99         01
    0431803675                           05           02/01/00         25
    3007514                              N            01/01/30
    0


    1967351          K15/G02             F          154,550.00         ZZ
                                         360        154,473.98          3
    686 TULIP ROAD SE                  9.500          1,299.54         90
                                       9.250          1,299.54      171,750.00
    RIO RANCHO       NM   87124          1            12/28/99         01
    0431802602                           05           02/01/00         25
    3007517                              N            01/01/30
    0


    1967470          Q59/G02             F          112,500.00         ZZ
                                         360        112,500.00          1
    15569 BINNEY ST                    9.500            945.96         90
                                       9.250            945.96      125,000.00
    HACIENDA HEIGHT  CA   91745          1            01/03/00         11
    0431785393                           05           03/01/00         25
    99001573                             N            02/01/30
    0


    1967492          R17/G02             F          106,800.00         ZZ
                                         360        106,752.75          1
    8 SAGE COURT                      10.000            937.25         75
                                       9.750            937.25      142,500.00
    BEDMINSTER       NJ   07921          1            12/06/99         00
    0431793124                           01           02/01/00          0
    1999104766                           N            01/01/30
    0


    1967625          676/676             F          300,000.00         ZZ
                                         360        299,836.13          1
    46-252 PUNAWAI STREET              9.000          2,413.87         89
                                       8.750          2,413.87      340,000.00
    KANEOHE          HI   96744          2            12/23/99         10
    850100326611                         05           02/01/00         25
    850100326611                         O            01/01/30
    0


    1967627          964/G02             F           98,000.00         ZZ
                                         360         98,000.00          1
1


    280 SOUTHRIDGE WAY                 8.500            753.54         80
                                       8.250            753.54      122,500.00
    GRANTS PASS      OR   97527          1            01/12/00         00
    0431789353                           05           03/01/00          0
    69872                                O            02/01/30
    0


    1967637          K15/G02             F          112,000.00         ZZ
                                         360        111,933.88          1
    18071 NORTH 87TH DRIVE             8.625            871.12         80
                                       8.375            871.12      140,000.00
    PEORIA           AZ   85382          5            12/27/99         00
    0431802503                           05           02/01/00          0
    3007585                              O            01/01/30
    0


    1967638          665/G02             F          244,800.00         ZZ
                                         360        244,639.87          1
    225 VILLAGE WAY                    8.125          1,817.63         80
                                       7.875          1,817.63      306,000.00
    SOUTH SAN FRANC  CA   94080          1            12/21/99         00
    0431788942                           05           02/01/00          0
    9901235452                           O            01/01/30
    0


    1967641          163/G02             F           89,500.00         ZZ
                                         360         89,444.38          1
    5112 ARBOR GLEN CIRCLE             8.375            680.26         80
                                       8.125            680.26      112,000.00
    LAKE WORTH       FL   33463          1            12/15/99         00
    0431791870                           03           02/01/00          0
    77172189181                          O            01/01/30
    0


    1967644          A50/A50             F           53,600.00         ZZ
                                         360         53,570.72          1
    108 WASHINGTON AVENUE              9.000            431.28         80
                                       8.750            431.28       67,000.00
    ENTERPRISE       AL   36330          5            12/14/99         00
    127903                               05           02/01/00          0
    127903                               N            01/01/30
    0


    1967648          K15/G02             F           92,700.00         ZZ
                                         360         92,649.36          1
    5266 MAINSTREET PARK DRIVE         9.000            745.89         90
                                       8.750            745.89      103,000.00
    STONE MOUNTAIN   GA   30088          1            12/23/99         04
    0431803808                           05           02/01/00         25
1


    3007374                              N            01/01/30
    0


    1967656          665/G02             F          220,000.00         ZZ
                                         360        219,848.60          4
    26-32 ISIS STREET                  7.875          1,595.15         50
                                       7.625          1,595.15      445,000.00
    SAN FRANCISCO    CA   94103          5            12/10/99         00
    0431791581                           05           02/01/00          0
    9901232497                           N            01/01/30
    0


    1967658          163/G02             F          288,000.00         ZZ
                                         360        287,820.99          1
    25 LEAMINGTON STREET               8.375          2,189.01         80
                                       8.125          2,189.01      360,000.00
    LIDO BEACH       NY   11561          1            12/27/99         00
    0431788124                           05           02/01/00          0
    1000143558                           O            01/01/30
    0


    1967662          183/G02             F          150,000.00         ZZ
                                         360        149,911.44          1
    132 TOMPKINS ROAD                  8.625          1,166.69         75
                                       8.375          1,166.69      200,000.00
    LAGRANGEVILLE    NY   12540          5            12/27/99         00
    0431790328                           05           02/01/00          0
    800273087                            O            01/01/30
    0


    1967669          665/G02             F          114,000.00         ZZ
                                         360        113,929.15          1
    1816 23RD STREET                   8.375            866.48         55
                                       8.125            866.48      210,000.00
    SAN FRANCISCO    CA   94107          2            12/09/99         00
    0431788397                           01           02/01/00          0
    9901234946                           O            01/01/30
    0


    1967682          253/253             F           79,200.00         ZZ
                                         360         79,200.00          1
    3351 S FIELD ST 130                9.875            687.74         90
                                       9.625            687.74       88,000.00
    LAKEWOOD         CO   80227          1            01/14/00         14
    XXX                                  09           03/01/00         25
    XXX                                  N            02/01/30
    0


1


    1967701          369/G02             F          110,000.00         ZZ
                                         360        109,859.23          1
    29-466 SANDY COURT                 8.250            826.39         74
    UNIT 1259                          8.000            826.39      150,000.00
    CATHERDRAL CITY  CA   92234          1            11/09/99         00
    0431799824                           01           01/01/00          0
    0071734016                           O            12/01/29
    0


    1967703          926/926             F           71,750.00         ZZ
                                         360         71,750.00          1
    283 SEA SIDE VILLAS                9.500            603.32         69
                                       9.250            603.32      105,000.00
    HILTON HEAD ISL  SC   29928          1            01/12/00         00
    163018496                            01           03/01/00          0
    163018496                            N            02/01/30
    0


    1967704          926/926             F           71,750.00         ZZ
                                         360         71,750.00          1
    284 SEA SIDE VILLAS                9.500            603.32         70
                                       9.250            603.32      102,500.00
    HILTON HEAD ISL  SC   29928          1            01/12/00         00
    163018488                            01           03/01/00          0
    163018488                            N            02/01/30
    0


    1967712          369/G02             F          153,450.00         ZZ
                                         360        153,272.77          4
    4411 N. LONGVIEW AVENUE            8.750          1,207.20         90
                                       8.500          1,207.20      170,500.00
    PHOENIX          AZ   85014          1            11/30/99         10
    0431801026                           05           01/01/00         25
    71900344                             N            12/01/29
    0


    1967718          369/G02             F          122,550.00         ZZ
                                         360        122,489.72          1
    278-280 FEDERAL STREET             9.500          1,030.47         95
                                       9.250          1,030.47      129,000.00
    BRIDGEPORT       CT   06606          1            12/03/99         12
    0431787753                           05           02/01/00         30
    0071894315                           O            01/01/30
    0


    1967722          369/G02             F           74,400.00         ZZ
                                         360         74,326.51          1
    3526 W. MANDALAY LANE              9.500            625.60         80
                                       9.250            625.60       93,000.00
1


    PHOENIX          AZ   85028          1            12/02/99         00
    0431801216                           05           01/01/00          0
    71886295                             N            12/01/29
    0


    1967724          369/G02             F          100,000.00         ZZ
                                         360         99,865.35          1
    92-1479A ALLIINUI DRIVE #31-A      8.000            733.77         53
                                       7.750            733.77      192,000.00
    KAPOLEI          HI   96707          1            11/10/99         00
    0431801000                           01           01/01/00          0
    0071862858                           O            12/01/29
    0


    1967726          Q14/G02             F           72,000.00         ZZ
                                         360         72,000.00          2
    805 BERKSHIRE AVENUE              10.125            638.51         90
                                       9.875            638.51       80,000.00
    PITTSBURG        PA   15226          1            01/26/00         01
    0431818319                           05           03/01/00         25
    0000128                              N            02/01/30
    0


    1967727          369/G02             F          188,800.00         ZZ
                                         360        188,688.53          2
    502 RIKER STREET                   8.625          1,468.47         80
                                       8.375          1,468.47      236,000.00
    SALINAS          CA   93901          1            12/07/99         00
    0431787878                           05           02/01/00          0
    0071892699                           O            01/01/30
    0


    1967731          369/G02             F          100,000.00         ZZ
                                         360        100,000.00          3
    8012 E 1ST AVENUE                  8.375            760.08         87
                                       8.125            760.08      115,000.00
    MESA             AZ   85208          1            01/03/00         11
    0431800119                           05           03/01/00         25
    0071852834                           O            02/01/30
    0


    1967732          369/G02             F           57,000.00         ZZ
                                         360         56,940.66          1
    200 ORANGE STREET                  9.250            468.93         75
                                       9.000            468.93       76,000.00
    OXFORD           NC   27565          1            11/30/99         00
    0431801059                           05           01/01/00          0
    0071878466                           O            12/01/29
    0
1




    1967738          623/G02             F          340,000.00         ZZ
                                         360        339,771.87          1
    16968 BROOKLANE BOULEVARD          8.000          2,494.80         66
                                       7.750          2,494.80      517,815.00
    NORTHVILLE TWP.  MI   48167          1            12/03/99         00
    0431787795                           05           02/01/00          0
    1418356                              O            01/01/30
    0


    1967739          369/G02             F          179,200.00         ZZ
                                         360        178,993.04          1
    156 CORONADO COURT                 8.750          1,409.77         80
                                       8.500          1,409.77      224,000.00
    SEDONA           AZ   86351          1            11/01/99         00
    0431800242                           05           01/01/00          0
    0071739064                           O            12/01/29
    0


    1967746          369/G02             F           53,600.00         ZZ
                                         360         53,571.47          1
    1620 N 10TH STREET                 9.125            436.11         80
                                       8.875            436.11       67,000.00
    NOBLESVILLE      IN   46060          1            12/29/99         00
    0431789114                           05           02/01/00          0
    0071926471                           N            01/01/30
    0


    1967753          369/G02             F          104,500.00         ZZ
                                         360        104,394.04          1
    1 W LAKE STREET                    9.375            869.18         95
                                       9.125            869.18      110,000.00
    WORCESTER        MA   01603          1            11/30/99         12
    0431801075                           05           01/01/00         30
    0071897086                           O            12/01/29
    0


    1967754          369/G02             F          259,200.00         ZZ
                                         360        258,930.20          1
    4675 COOPER COURT                  9.250          2,132.38         90
                                       9.000          2,132.38      288,000.00
    LA VERNE         CA   91750          2            11/04/99         14
    0431801166                           05           01/01/00         25
    0071787675                           O            12/01/29
    0


    1967756          369/G02             F           30,000.00         ZZ
                                         360         30,000.00          1
1


    95-009 WAIKALANI DRIVE #A303       8.875            238.70         80
                                       8.625            238.70       37,500.00
    MILILANI         HI   96789          1            01/07/00         00
    0431799758                           01           03/01/00          0
    71850648                             N            02/01/30
    0


    1967760          369/G02             F           96,300.00         ZZ
                                         360         96,252.63          1
    1049 S 9TH STREET                  9.500            809.75         90
                                       9.250            809.75      107,000.00
    NOBLESVILLE      IN   46060          1            12/30/99         12
    0431800069                           05           02/01/00         25
    0071805600                           O            01/01/30
    0


    1967761          369/G02             F           94,000.00         ZZ
                                         360         93,896.91          3
    17-19 SOUTH STREET                 9.000            756.35         70
                                       8.750            756.35      135,000.00
    MANCHESTER       NH   03103          5            11/22/99         00
    0431800234                           05           01/01/00          0
    0071875348                           O            12/01/29
    0


    1967768          369/G02             F          249,000.00         ZZ
                                         360        248,860.40          1
    29 KINGMAN ROAD                    8.875          1,981.16         93
                                       8.625          1,981.16      269,876.00
    VILLAGE OF SOUT  NJ   07079          1            12/15/99         12
    0431799907                           05           02/01/00         30
    0071874713                           O            01/01/30
    0


    1967773          369/G02             F           96,500.00         ZZ
                                         360         96,388.55          1
    19 HALFORD PLACE                   8.750            759.17         76
                                       8.500            759.17      128,000.00
    LYNN             MA   01902          2            11/23/99         00
    0431801182                           05           01/01/00          0
    0071870489                           O            12/01/29
    0


    1967774          369/G02             F           83,200.00         ZZ
                                         360         83,156.86          1
    302 CORLEY CIRCLE                  9.250            684.47         80
                                       9.000            684.47      104,000.00
    HIRAM            GA   30141          1            12/29/99         00
    0431800143                           05           02/01/00          0
1


    0071949036                           O            01/01/30
    0


    1967777          369/G02             F           36,000.00         ZZ
                                         360         36,000.00          1
    95-009 WAIKALANI DRIVE #A304       8.875            286.44         80
                                       8.625            286.44       45,000.00
    MILILANI         HI   96789          1            01/07/00         00
    0431800093                           01           03/01/00          0
    71850622                             N            02/01/30
    0


    1967779          369/G02             F           50,000.00         ZZ
                                         360         49,970.48          1
    1214 ANSIN STREET                  8.625            388.90         80
                                       8.375            388.90       63,000.00
    PUNTA GORDA      FL   33950          1            12/15/99         00
    0431800085                           05           02/01/00          0
    0071890446                           O            01/01/30
    0


    1967782          369/G02             F           91,000.00         ZZ
                                         360         90,955.24          3
    1920 W MULBERRY DRIVE              9.500            765.18         70
                                       9.250            765.18      130,000.00
    PHOENIX          AZ   85015          5            12/28/99         00
    0431799535                           05           02/01/00          0
    0071929368                           N            01/01/30
    0


    1967790          369/G02             F          171,000.00         ZZ
                                         360        171,000.00          1
    275 KULIKE HIGHWAY                 8.625          1,330.03         75
                                       8.375          1,330.03      229,000.00
    HAIKU            HI   96708          5            12/29/99         00
    0431799568                           05           03/01/00          0
    0071869861                           O            02/01/30
    0


    1967791          Q99/G02             F          196,000.00         ZZ
                                         360        196,000.00          1
    482 SPELLMAN HIGHWAY               9.625          1,665.98         80
                                       9.375          1,665.98      245,000.00
    BURLINGTON       CT   06013          5            01/31/00         00
    0431827013                           05           03/05/00          0
    DEVIN                                O            02/05/30
    0


1


    1967793          369/G02             F           67,500.00         ZZ
                                         360         67,468.51          2
    114 HILLSIDE AVENUE                9.750            579.93         90
                                       9.500            579.93       75,000.00
    HARTFORD         CT   06106          1            12/30/99         14
    0431799774                           05           02/01/00         25
    0071933089                           N            01/01/30
    0


    1967795          369/G02             F           30,000.00         ZZ
                                         360         30,000.00          1
    95-020 WAIHONU STREET #C206        8.875            238.70         80
                                       8.625            238.70       37,500.00
    MILILANI         HI   96789          1            01/07/00         00
    0431800135                           01           03/01/00          0
    71850655                             N            02/01/30
    0


    1967800          369/G02             F           30,000.00         ZZ
                                         360         30,000.00          1
    95-061 WAIKALANI DRIVE             8.875            238.70         80
    D1003                              8.625            238.70       37,500.00
    MILILANI         HI   96789          1            01/07/00         00
    0431800259                           01           03/01/00          0
    0071850614                           N            02/01/30
    0


    1967824          K31/G02             F          114,650.00         T
                                         360        114,650.00          1
    320 BERRONG STREET                 8.875            912.21         75
                                       8.625            912.21      152,900.00
    HIAWASSEE        GA   30546          1            01/14/00         00
    0431796614                           09           03/01/00          0
    9050720144                           O            02/01/30
    0


    1967831          K81/G02             F          102,000.00         ZZ
                                         360        102,000.00          3
    3528-3530 W DAKOTA AVE             8.375            775.27         47
                                       8.125            775.27      220,000.00
    DENVER           CO   80219          5            01/04/00         00
    0431813112                           05           03/01/00          0
    7000515                              N            02/01/30
    0


    1967911          665/G02             F          375,000.00         ZZ
                                         360        374,789.77          2
    297-299 BEVERLY STREET             8.875          2,983.67         54
                                       8.625          2,983.67      700,000.00
1


    LAGUNA BEACH     CA   92651          5            12/14/99         00
    0431792381                           05           02/01/00          0
    9901235164                           O            01/01/30
    0


    1967913          964/G02             F          134,400.00         ZZ
                                         360        134,400.00          2
    16700 & 16710 EAST 13TH AVENUE     9.375          1,117.87         80
                                       9.125          1,117.87      168,000.00
    AURORA           CO   80011          1            01/17/00         00
    0431790773                           05           03/01/00          0
    69662                                N            02/01/30
    0


    1967916          637/G02             F           31,500.00         ZZ
                                         360         31,500.00          1
    2051 AIRPORT HIGHWAY               9.500            264.87         90
                                       9.250            264.87       35,000.00
    TOLEDO           OH   43609          1            01/13/00         01
    0431790856                           05           03/01/00         30
    0018698803                           N            02/01/30
    0


    1967917          637/G02             F          160,000.00         ZZ
                                         360        160,000.00          4
    223 NORGREN STREET                 9.000          1,287.40         64
                                       8.750          1,287.40      250,000.00
    FRASER           CO   80442          5            01/11/00         00
    0431792217                           05           03/01/00          0
    0015344831                           N            02/01/30
    0


    1967922          637/G02             F          121,950.00         ZZ
                                         360        121,950.00          1
    1326 OLD BARN LANE                 9.000            981.24         85
                                       8.750            981.24      143,500.00
    LEWISVILLE       TX   75067          1            01/13/00         11
    0431792332                           05           03/01/00         12
    0018999250                           O            02/01/30
    0


    1967946          K15/G02             F          134,000.00         ZZ
                                         360        134,000.00          3
    14509/14511 AND 14513 8TH AVE      8.625          1,042.24         64
    SOUTHWEST                          8.375          1,042.24      210,000.00
    BURIEN           WA   98166          5            01/06/00         00
    0431803824                           05           03/01/00          0
    3007519                              O            02/01/30
    0
1




    1967958          F42/G02             F          252,700.00         ZZ
                                         360        252,700.00          1
    16 MIDDLESEX DRIVE                 8.250          1,898.46         78
                                       8.000          1,898.46      325,000.00
    DIX HILLS        NY   11746          1            01/18/00         00
    0431797307                           05           03/01/00          0
    RS03289                              O            02/01/30
    0


    1967963          E46/G02             F          161,900.00         ZZ
                                         360        161,824.47          3
    236 SOUTH MORRIS STREET            9.750          1,390.97         90
                                       9.500          1,390.97      179,900.00
    DOVER            NJ   07801          1            12/30/99         04
    0431797240                           05           02/01/00         25
    40003                                N            01/01/30
    0


    1967964          964/G02             F           79,100.00         ZZ
                                         360         79,100.00          1
    1115 EAST CORDOVA STREET #109      9.500            665.12         69
                                       9.250            665.12      115,000.00
    PASADENA         CA   91106          5            01/04/00         00
    0431800929                           01           03/01/00          0
    67593                                N            02/01/30
    0


    1967970          R55/G02             F           94,500.00         ZZ
                                         360         94,500.00          1
    13140 NATHALINE AVE               10.000            829.31         90
                                       9.750            829.31      105,000.00
    REFORD TWP       MI   48239          1            01/21/00         04
    0431803162                           05           03/01/00         25
    4265                                 N            02/01/30
    0


    1967975          462/G02             F          114,700.00         ZZ
                                         360        114,634.00          1
    4918 EAST ROBERTA DRIVE            8.750            902.35         70
                                       8.500            902.35      163,865.00
    CAVE CREEK       AZ   85331          1            12/27/99         00
    0431800895                           03           02/01/00          0
    0007652001                           O            01/01/30
    0


    1967995          883/G02             F          181,800.00         ZZ
                                         360        181,800.00          1
1


    961 SAGAMORE DRIVE                 9.625          1,545.29         90
                                       9.375          1,545.29      202,000.00
    LOUISBURG        NC   27549          1            01/14/00         14
    0431797117                           03           03/01/00         25
    05009870                             O            02/01/30
    0


    1968014          623/G02             F          128,000.00         ZZ
                                         360        127,920.44          1
    5 DEEPWOOD ROAD                    8.375            972.89         80
                                       8.125            972.89      160,000.00
    SIMSBURY         CT   06070          5            12/29/99         00
    0431792878                           05           02/01/00          0
    1426716                              O            01/01/30
    0


    1968099          P16/G02             F          318,000.00         ZZ
                                         360        318,000.00          1
    802 EAST MOUNTAIN STREET           9.250          2,616.11         95
                                       9.000          2,616.11      335,000.00
    PASADENA         CA   91104          1            01/11/00         10
    0431798461                           05           03/01/00         30
    50004979                             O            02/01/30
    0


    1968102          624/G02             F           27,000.00         ZZ
                                         360         26,987.41          1
    2118 DUKE DRIVE                    9.750            231.97         90
                                       9.500            231.97       30,000.00
    SHERMAN          TX   75090          1            01/04/00         11
    0431799352                           05           02/01/00         25
    82300290596F                         N            01/01/30
    0


    1968108          637/G02             F          292,600.00         ZZ
                                         360        292,600.00          1
    6943 EAST TETON CIRCLE             8.500          2,249.84         80
                                       8.250          2,249.84      365,809.00
    MESA             AZ   85207          1            01/06/00         00
    0431798511                           03           03/01/00          0
    0014642623                           O            02/01/30
    0


    1968114          964/G02             F           58,350.00         ZZ
                                         360         58,350.00          1
    24498 LOWE STREET                  9.000            469.50         70
                                       8.750            469.50       83,400.00
    FORESTHILL       CA   95631          5            01/12/00         00
    0431798578                           05           03/01/00          0
1


    69479                                N            02/01/30
    0


    1968115          964/G02             F          140,800.00         ZZ
                                         360        140,800.00          1
    1513 CHALGROVE DRIVE               8.375          1,070.18         80
                                       8.125          1,070.18      176,000.00
    CORONA           CA   92882          1            01/12/00         00
    0431798370                           09           03/01/00          0
    69789                                O            02/01/30
    0


    1968117          964/G02             F          204,800.00         ZZ
                                         360        204,800.00          1
    14755 DIAMOND VIEW DRIVE           8.625          1,592.91         80
                                       8.375          1,592.91      256,000.00
    VOLCANO          CA   95689          5            01/13/00         00
    0431800945                           05           03/01/00          0
    66837                                O            02/01/30
    0


    1968125          964/G02             F           88,900.00         ZZ
                                         360         88,900.00          1
    903 REDWOOD DRIVE                  9.500            747.52         70
                                       9.250            747.52      127,000.00
    VISALIA          CA   93277          2            01/12/00         00
    0431798255                           05           03/01/00          0
    68838                                N            02/01/30
    0


    1968129          624/G02             F          108,900.00         ZZ
                                         360        108,900.00          1
    3856 SOUTH HALLMARK DRIVE          9.250            895.89         90
                                       9.000            895.89      121,000.00
    SALT LAKE CITY   UT   84119          5            01/14/00         01
    0431803055                           05           03/01/00         25
    67042600013                          O            02/01/30
    0


    1968134          K31/G02             F           60,750.00         ZZ
                                         360         60,750.00          1
    70 VILLA ROSA WAY                  9.500            510.82         87
                                       9.250            510.82       70,500.00
    TEMPLE           GA   30117          1            01/14/00         14
    0431798941                           05           03/01/00         25
    0390464                              N            02/01/30
    0


1


    1968138          B57/G02             F          155,250.00         ZZ
                                         360        155,250.00          1
    12111 ROSSITER AVENUE              8.750          1,221.36         90
                                       8.500          1,221.36      172,500.00
    LOS ANGELES      CA   91342          5            01/03/00         10
    0431813542                           05           03/01/00         25
    99BK019                              O            02/01/30
    0


    1968142          A50/A50             F           41,100.00         ZZ
                                         360         41,078.69          1
    1027 FISK AVENUE                   9.250            338.12         80
                                       9.000            338.12       52,000.00
    COLUMBUS         GA   31906          2            12/28/99         00
    200727                               05           02/01/00          0
    200727                               N            01/01/30
    0


    1968163          896/G02             F          134,400.00         ZZ
                                         360        134,326.59          1
    3777 THOMPSON MILL ROAD            9.000          1,081.41         80
                                       8.750          1,081.41      168,000.00
    BUFORD           GA   30519          5            12/31/99         00
    0431798610                           05           02/01/00          0
    20179                                O            01/01/30
    0


    1968179          F36/G02             F           84,000.00         ZZ
                                         360         84,000.00          1
    1202 SOUTH 19TH STREET             8.875            668.34         80
                                       8.625            668.34      105,000.00
    TACOMA           WA   98405          5            01/10/00         00
    0431797869                           05           03/01/00          0
    06400823                             O            02/01/30
    0


    1968201          J74/G02             F          144,000.00         ZZ
                                         360        144,000.00          1
    3400-04 SW 27 STREET               9.000          1,158.66         90
                                       8.750          1,158.66      160,000.00
    MIAMI            FL   33133          1            01/13/00         11
    0431802362                           05           03/01/00         25
    RIOS                                 O            02/01/30
    0


    1968209          J74/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
    3185 NW 132 TERRACE                9.875            781.51         90
                                       9.625            781.51      100,000.00
1


    OPA LOCKA        FL   33055          1            01/10/00         11
    0431802628                           05           03/01/00         25
    995160W                              N            02/01/30
    0


    1968211          R58/G02             F           79,650.00         ZZ
                                         360         79,650.00          1
    1193 MASSACHUSETTS DRIVE           9.500            669.74         90
                                       9.250            669.74       88,500.00
    XENIA            OH   45385          1            01/31/00         14
    0431825199                           05           03/01/00         25
    LAWLESS                              N            02/01/30
    0


    1968260          H22/G02             F          384,000.00         ZZ
                                         360        384,000.00          1
    70-28 JUNO STREET                  8.375          2,918.68         80
                                       8.125          2,918.68      480,000.00
    FOREST HILLS     NY   11375          1            01/21/00         00
    0431802156                           05           03/01/00          0
    9911028                              O            02/01/30
    0


    1968269          623/G02             F          115,000.00         ZZ
                                         360        115,000.00          1
    601 MAIN STREET                    8.625            894.46         66
                                       8.375            894.46      175,000.00
    WEAVERVILLE      CA   96093          5            12/30/99         00
    0431800903                           05           03/01/00          0
    5232209                              O            02/01/30
    0


    1968280          624/G02             F          225,000.00         ZZ
                                         360        225,000.00          1
    615 SANTA LUCIA AVENUE             8.750          1,770.08         63
                                       8.500          1,770.08      360,000.00
    LOS OSOS         CA   93402          1            01/03/00         00
    0431801299                           05           03/01/00          0
    72016790153F                         O            02/01/30
    0


    1968281          H93/G02             F           92,610.00         ZZ
                                         360         92,561.99          1
    5085 E SHERWOOD                    9.250            761.88         90
                                       9.000            761.88      102,900.00
    NEWBURGH         IN   47630          1            12/30/99         12
    0431800960                           05           02/01/00         25
    9994753                              O            01/01/30
    0
1




    1968282          624/G02             F          110,000.00         ZZ
                                         360        110,000.00          1
    404 GOLDEN COURT                   9.500            924.94         74
                                       9.250            924.94      149,000.00
    MANTECA          CA   95336          2            01/11/00         00
    0431800986                           05           03/01/00          0
    38100100023F                         N            02/01/30
    0


    1968294          624/G02             F          200,000.00         ZZ
                                         360        200,000.00          2
    2894 D STREET                      9.625          1,699.98         80
                                       9.375          1,699.98      250,000.00
    HAYWARD          CA   94541          5            01/13/00         00
    0431801497                           05           03/01/00          0
    31300191628F                         N            02/01/30
    0


    1968300          K15/G02             F          300,350.00         ZZ
                                         360        300,350.00          1
    15541 CARRINGTON DRIVE             8.875          2,389.72         79
                                       8.625          2,389.72      381,000.00
    LA MIRADA        CA   90638          1            01/07/00         00
    0431811058                           05           03/01/00          0
    3008477                              O            02/01/30
    0


    1968306          K15/G02             F           41,800.00         ZZ
                                         360         41,779.44          1
    39376 169TH STREET EAST            9.500            351.48         65
                                       9.250            351.48       65,000.00
    PALMDALE AREA    CA   93591          1            12/29/99         11
    0431809953                           05           02/01/00         25
    3007873                              N            01/01/30
    0


    1968307          163/G02             F           69,000.00         ZZ
                                         360         69,000.00          1
    22 MAGNOLIA AVENUE                 8.500            530.56         75
                                       8.250            530.56       92,000.00
    HOLYOKE          MA   01040          5            01/03/00         00
    0431801661                           05           03/01/00          0
    1000175537                           O            02/01/30
    0


    1968309          A52/G02             F          368,000.00         ZZ
                                         360        368,000.00          1
1


    4610 COLUMNS CIRCLE                8.750          2,895.06         80
                                       8.500          2,895.06      460,000.00
    MARIETTA         GA   30067          1            01/21/00         00
    0431801356                           05           03/01/00          0
    10251                                O            02/01/30
    0


    1968371          N94/G02             F           87,500.00         ZZ
                                         360         87,500.00          2
    5 ROBINSON STREET                  9.875            759.81         70
                                       9.625            759.81      125,000.00
    LOWELL           MA   01852          5            01/19/00         00
    0431803139                           05           03/01/00          0
    0039331                              N            02/01/30
    0


    1968391          A02/G02             F           92,000.00         ZZ
                                         360         92,000.00          1
    8111 SOUTH LOMMIS STREET           9.625            781.99         80
                                       9.375            781.99      115,000.00
    CHICAGO          IL   60620          5            01/21/00         00
    0431801984                           05           03/01/00          0
    9990035                              O            02/01/30
    0


    1968412          K15/G02             F          356,250.00         ZZ
                                         360        356,250.00          4
    30 & 32 N 11TH STREET              9.625          3,028.09         75
                                       9.375          3,028.09      475,000.00
    SAN JOSE         CA   95116          1            01/04/00         00
    0431808666                           05           03/01/00          0
    3008227                              O            02/01/30
    0


    1968446          R17/G02             F          117,720.00         ZZ
                                         360        117,720.00          1
    210 INSLEE PLACE                   9.750          1,011.40         90
                                       9.500          1,011.40      130,800.00
    ELIZABETH        NJ   07206          1            01/11/00         01
    0431803931                           05           03/01/00         25
    1087101235                           N            02/01/30
    0


    1968484          637/G02             F          116,900.00         ZZ
                                         360        116,900.00          1
    15371 EAST 8TH AVENUE              9.000            940.61         90
                                       8.750            940.61      129,900.00
    AURORA           CO   80011          1            01/14/00         01
    0431802586                           05           03/01/00         25
1


    0015355019                           N            02/01/30
    0


    1968535          163/G02             F          123,000.00         ZZ
                                         360        122,923.55          2
    31 MAIN STREET                     8.375            934.89         80
                                       8.125            934.89      155,000.00
    LINDEN           NJ   07036          1            12/29/99         00
    0431803774                           05           02/01/00          0
    3217164130                           O            01/01/30
    0


    1968536          E82/G02             F           85,000.00         ZZ
                                         360         85,000.00          1
    RT 1 BOX 2044                      8.375            646.06         57
                                       8.125            646.06      150,000.00
    BANDON           OR   97411          5            01/24/00         00
    0400250429                           05           03/01/00          0
    0400250429                           O            02/01/30
    0


    1968606          742/G02             F           78,750.00         ZZ
                                         360         78,750.00          3
    182 WESTERN AVENUE                 9.125            640.74         90
                                       8.875            640.74       87,500.00
    ALBANY           NY   12203          1            01/19/00         04
    0431803493                           05           03/01/00         25
    4888616                              N            02/01/30
    0


    1968615          H22/G02             F          390,000.00         ZZ
                                         360        390,000.00          2
    31-51 41ST STREET                  8.875          3,103.02         80
                                       8.625          3,103.02      490,000.00
    ASTORIA          NY   11103          1            01/25/00         00
    0431804400                           07           03/01/00          0
    9912004                              O            02/01/30
    0


    1968617          637/G02             F          297,500.00         ZZ
                                         360        297,500.00          1
    1268 WEST WASATCH DOWNS DRIVE      9.250          2,447.46         85
                                       9.000          2,447.46      350,000.00
    SOUTH JORDAN     UT   84095          2            01/12/00         12
    0431803402                           05           03/01/00         12
    0012495586                           O            02/01/30
    0


1


    1968618          H93/G02             F           82,500.00         ZZ
                                         360         82,500.00          1
    5845 LONG AVENUE                   8.625            641.68         75
                                       8.375            641.68      110,000.00
    SHAWNEE          KS   66216          1            01/07/00         00
    0431803857                           05           03/01/00          0
    1000000061                           O            02/01/30
    0


    1968621          637/G02             F          108,000.00         ZZ
                                         360        108,000.00          1
    4695 SUGARLOAF PARKWAY             9.750            927.89         90
                                       9.500            927.89      120,000.00
    LAWRENCEVILLE    GA   30044          1            01/18/00         10
    0431803758                           05           03/01/00         25
    12065579                             N            02/01/30
    0


    1968622          637/G02             F           54,000.00         ZZ
                                         360         54,000.00          1
    708 COLLEGE AVENUE                 9.500            454.07         90
                                       9.250            454.07       60,000.00
    GLEN ROSE        TX   76043          1            01/17/00         11
    0431803436                           05           03/01/00         17
    0019019793                           O            02/01/30
    0


    1968623          H93/G02             F           42,000.00         ZZ
                                         360         42,000.00          1
    7520 PENNYSLVANIA                  9.375            349.33         77
                                       9.125            349.33       55,000.00
    KANSAS CITY      MO   64114          5            01/19/00         00
    0431803659                           05           03/01/00          0
    9998477                              O            02/01/30
    0


    1968626          K15/G02             F          110,500.00         ZZ
                                         360        110,500.00          1
    720 SHERIDAN AVE N                 8.375            839.88         79
                                       8.125            839.88      140,000.00
    MINNEAPOLIS      MN   55411          5            01/11/00         00
    0431810431                           05           03/01/00          0
    013105300656                         O            02/01/30
    0


    1968634          163/G02             F          215,900.00         ZZ
                                         360        215,900.00          1
    3513 33RD STREET NE                9.500          1,815.40         90
                                       9.250          1,815.40      239,950.00
1


    TACOMA           WA   98422          1            01/06/00         11
    0431803816                           05           03/01/00         30
    0217181688                           N            02/01/30
    0


    1968635          R61/G02             F           34,200.00         ZZ
                                         360         34,200.00          1
    7143 GLEN GROVE LANE               9.000            275.18         90
                                       8.750            275.18       38,000.00
    SAN ANTONIO      TX   78239          1            01/20/00         04
    0431830561                           05           03/01/00         25
    10435                                N            02/01/30
    0


    1968639          163/G02             F           47,600.00         ZZ
                                         360         47,573.31          1
    414 NORTH CYPRESS DRIVE #A         8.875            378.73         70
                                       8.625            378.73       68,000.00
    TEQUESTA         FL   33469          1            12/20/99         00
    0431803600                           03           02/01/00          0
    0217232440                           N            01/01/30
    0


    1968652          883/G02             F          125,300.00         T
                                         360        125,300.00          1
    1724 SW 44TH STREET                9.500          1,053.60         90
                                       9.250          1,053.60      139,250.00
    CAPE CORAL       FL   33914          1            01/18/00         01
    0431819218                           05           03/01/00         25
    05002913                             O            02/01/30
    0


    1968657          163/G02             F          212,000.00         ZZ
                                         360        211,890.10          1
    1054 CIRCLE DRIVE                  9.250          1,744.07         80
                                       9.000          1,744.07      265,000.00
    ESCONDIDO        CA   92025          5            12/30/99         00
    0431803733                           05           02/01/00          0
    217235757                            O            01/01/30
    0


    1968665          B90/G02             F          204,000.00         ZZ
                                         360        204,000.00          1
    45W420 PENSTEMON                   9.000          1,641.43         80
                                       8.750          1,641.43      255,000.00
    HAMPSHIRE        IL   60140          1            01/11/00         00
    0431804038                           05           03/01/00          0
    901104953                            O            02/01/30
    0
1




    1968671          E76/G02             F          228,000.00         ZZ
                                         360        228,000.00          1
    233 COUNTY ROAD 48                 8.500          1,753.13         80
                                       8.250          1,753.13      285,000.00
    GUNNISON         CO   81230          1            01/13/00         00
    0431804632                           05           03/01/00          0
    S9912001                             O            02/01/30
    0


    1968673          H22/G02             F          200,000.00         ZZ
                                         360        200,000.00          3
    20-12 41ST STREET                  8.750          1,573.40         80
                                       8.500          1,573.40      250,000.00
    ASTORIA          NY   11105          1            01/26/00         00
    0431810860                           05           03/01/00          0
    9912008                              O            02/01/30
    0


    1968676          575/G02             F           80,000.00         ZZ
                                         360         80,000.00          1
    175 WOODLAND DRIVE                 9.000            643.70         63
                                       8.750            643.70      128,000.00
    MEDINA           OH   44256          5            01/10/00         00
    0431804509                           05           03/01/00          0
    9354762                              N            02/01/30
    0


    1968680          964/G02             F          135,200.00         ZZ
                                         360        135,200.00          1
    2350 NORTH AVENIDA CABALLEROS      8.625          1,051.57         80
                                       8.375          1,051.57      169,000.00
    PALM SPRINGS     CA   92262          5            01/14/00         00
    0431804723                           05           03/01/00          0
    70374                                O            02/01/30
    0


    1968682          163/G02             F          124,000.00         ZZ
                                         360        124,000.00          1
    2164 SOUTH LAFAYETTE STREET        9.125          1,008.90         80
                                       8.875          1,008.90      155,000.00
    DENVER           CO   80210          1            01/11/00         00
    0431804541                           05           03/01/00          0
    217249378                            N            02/01/30
    0


    1968684          737/G02             F          118,800.00         ZZ
                                         360        118,800.00          4
1


    6304 N 77TH STREET                 9.875          1,031.60         90
                                       9.625          1,031.60      132,000.00
    MILWAUKEE        WI   53218          1            01/20/00         12
    0431808880                           05           03/01/00         25
    963111                               N            02/01/30
    0


    1968688          624/G02             F           95,000.00         ZZ
                                         360         95,000.00          1
    1410 EAST AUSTIN WAY               9.000            764.39         71
                                       8.750            764.39      134,000.00
    FRESNO           CA   93704          5            01/21/00         00
    0431804129                           05           03/01/00          0
    29500300083F                         N            02/01/30
    0


    1968695          664/G02             F           37,500.00         ZZ
                                         360         37,478.42          1
    3414 PINEY GROVE RAOD              8.750            295.02         75
                                       8.500            295.02       50,000.00
    KERNERSVILLE     NC   27284          1            01/04/00         00
    0431804012                           05           02/01/00          0
    00                                   N            01/01/30
    0


    1968701          665/G02             F          180,000.00         ZZ
                                         360        179,890.96          1
    27610 SCHULTE ROAD                 8.500          1,384.04         34
                                       8.250          1,384.04      530,000.00
    CARMEL           CA   93923          5            12/27/99         00
    0431804848                           05           02/01/00          0
    9901235020                           O            01/01/30
    0


    1968702          665/G02             F          543,750.00         ZZ
                                         360        543,445.16          2
    1012 - 1014 SCOTT STREET           8.875          4,326.32         75
                                       8.625          4,326.32      725,000.00
    SAN FRANCISCO    CA   94115          1            12/21/99         00
    0431804798                           05           02/01/00          0
    9901235532                           O            01/01/30
    0


    1968704          665/G02             F          312,000.00         ZZ
                                         360        311,806.07          1
    178 SANTA BARBARA AVENUE           8.375          2,371.43         80
                                       8.125          2,371.43      390,000.00
    DALY CITY        CA   94014          1            12/27/99         00
    0431804988                           07           02/01/00          0
1


    9901235307                           O            01/01/30
    0


    1968717          664/G02             F          232,800.00         ZZ
                                         360        232,800.00          1
    19344 RUNNYMEDE STREET             8.875          1,852.27         80
                                       8.625          1,852.27      291,000.00
    RESEDA AREA      CA   91335          5            01/11/00         00
    0431804616                           05           03/01/00          0
    3304383                              O            02/01/30
    0


    1968772          163/G02             F          128,000.00         ZZ
                                         360        127,930.08          1
    380 NEPONSET AVENUE                9.000          1,029.92         64
                                       8.750          1,029.92      200,000.00
    DORCHESTER       MA   02122          1            12/17/99         00
    0431807080                           05           02/01/00          0
    100186441                            N            01/01/30
    0


    1968780          637/G02             F           87,750.00         ZZ
                                         360         87,750.00          4
    235-237 SPRUCE STREET              9.500            737.85         90
                                       9.250            737.85       97,500.00
    MANCHESTER       NH   03103          1            01/21/00         01
    0431807023                           05           03/01/00         25
    0016659815                           N            02/01/30
    0


    1968783          624/G02             F          144,000.00         ZZ
                                         360        144,000.00          2
    231 WEST PEARL STREET              9.500          1,210.83         90
                                       9.250          1,210.83      160,000.00
    POMONA           CA   91768          1            01/18/00         11
    0431806975                           05           03/01/00         25
    38500100026F                         N            02/01/30
    0


    1968802          K15/G02             F          197,400.00         ZZ
                                         360        197,400.00          2
    729 CHAUNCEY STREET                9.250          1,623.96         90
                                       9.000          1,623.96      220,000.00
    BROOKLYN         NY   11212          5            01/12/00         10
    0431807155                           05           03/01/00         25
    5005300217                           O            02/01/30
    0


1


    1968817          M47/G02             F          220,050.00         ZZ
                                         360        220,050.00          1
    11165 DELL CLIFFS COURT            9.375          1,830.26         90
                                       9.125          1,830.26      244,505.00
    LAS VEGAS        NV   89144          1            01/21/00         04
    0431812957                           03           03/01/00         25
    391647                               N            02/01/30
    0


    1968827          K15/G02             F           97,700.00         ZZ
                                         360         97,700.00          1
    4826 NORTH DELBERT AVENUE          9.125            794.92         85
                                       8.875            794.92      115,000.00
    FRESNO           CA   93722          5            01/10/00         10
    0431816875                           05           03/01/00         12
    038305300557                         O            02/01/30
    0


    1968846          K15/G02             F           50,700.00         ZZ
                                         360         50,700.00          1
    207 ISABELLE STREET                9.000            407.94         85
                                       8.750            407.94       60,000.00
    BELDING          MI   48809          5            01/18/00         10
    0431811629                           05           03/01/00         12
    035905300500                         O            02/01/30
    0


    1968928          M66/G02             F           49,500.00         ZZ
                                         360         49,500.00          1
    57 WAYDELL STREET                  9.625            420.75         90
                                       9.375            420.75       55,000.00
    NEWARK           NJ   07105          1            01/13/00         12
    0431808450                           05           03/01/00         25
    133927                               N            02/01/30
    0


    1968986          G41/G02             F          145,300.00         ZZ
                                         360        145,300.00          4
    2630 EAST MONTE CRISTO AVENUE      9.625          1,235.03         90
                                       9.375          1,235.03      161,481.00
    PHOENIX          AZ   85032          1            01/07/00         04
    0431808823                           05           03/01/00         30
    61111072                             N            02/01/30
    0


    1969001          964/G02             F           85,600.00         ZZ
                                         360         85,600.00          2
    5123-5133 NORTH ALBINA AVENUE      9.375            711.98         80
                                       9.125            711.98      107,000.00
1


    PORTLAND         OR   97217          5            01/12/00         00
    0431809185                           05           03/01/00          0
    68929                                N            02/01/30
    0


    1969014          M46/G02             F           43,150.00         ZZ
                                         360         43,150.00          1
    10706 BUFFALO BEND DRIVE           8.750            339.46         65
                                       8.500            339.46       66,500.00
    HOUSTON          TX   77064          2            01/11/00         00
    0431808948                           03           03/01/00          0
    7353669                              N            02/01/30
    0


    1969029          940/G02             F           87,300.00         ZZ
                                         360         87,300.00          3
    41957 MARINE DRIVE                 9.500            734.07         90
    #A,B,C                             9.250            734.07       97,000.00
    HEMET AREA       CA   92544          1            01/20/00         10
    0431820604                           05           03/01/00         25
    HM1118                               N            02/01/30
    0


    1969054          956/G02             F          175,200.00         T
                                         360        175,200.00          1
    4524 BERCHMONT DRIVE NE UNIT 9     9.000          1,409.70         80
                                       8.750          1,409.70      219,000.00
    BEMIDJI          MN   56601          1            01/06/00         00
    0431808773                           09           03/01/00          0
    1309110188                           O            02/01/30
    0


    1969055          S35/G02             F           35,600.00         ZZ
                                         360         35,600.00          1
    6130 WEST 19 AVENUE #112           9.500            299.34         80
                                       9.250            299.34       44,500.00
    HIALEAH          FL   33012          1            01/28/00         00
    0431820323                           01           03/01/00          0
    0001039WS                            O            02/01/30
    0


    1969057          956/G02             F          204,800.00         ZZ
                                         360        204,202.21          4
    4245 WEST 70TH PLACE               8.750          1,611.16         80
                                       8.500          1,611.16      256,000.00
    WESTMINSTER      CO   80030          1            09/07/99         00
    0431808781                           05           10/01/99          0
    2409080271                           N            09/01/29
    0
1




    1969063          A68/G02             F          106,200.00         ZZ
                                         360        106,200.00          4
    210 SOUTH ROSEMONT AVENUE          9.875            922.19         90
                                       9.625            922.19      118,000.00
    DALLAS           TX   75208          1            01/28/00         04
    0431818186                           05           03/01/00         25
    SEARCY                               N            02/01/30
    0


    1969165          737/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
    809 A LAKEPOINT COURT              9.625          1,699.98         40
                                       9.375          1,699.98      500,000.00
    FRISCO           CO   80443          4            01/24/00         00
    0431821297                           05           03/01/00          0
    593700                               N            02/01/30
    0


    1969191          F96/G02             F          110,250.00         ZZ
                                         360        110,250.00          3
    220 6TH AVENUE                     8.875            877.20         90
                                       8.625            877.20      122,500.00
    TOWNSHIP OF DOV  NJ   08751          1            01/31/00         10
    0431819101                           05           03/01/00         25
    0001053                              O            02/01/30
    0


    1969227          163/G02             F           85,500.00         ZZ
                                         360         85,500.00          2
    55 EUTAW AVENUE                    8.500            657.43         90
                                       8.250            657.43       95,000.00
    LYNN             MA   01902          1            01/07/00         10
    0431813146                           05           03/01/00         25
    1000197510                           N            02/01/30
    0


    1969229          163/G02             F          112,410.00         ZZ
                                         360        112,350.18          1
    66 DARTHMOUTH STREET               9.125            914.60         87
                                       8.875            914.60      129,900.00
    MANCHESTER       NH   03102          1            12/16/99         04
    0431813187                           05           02/01/00         25
    3217202815                           N            01/01/30
    0


    1969231          E23/G02             F          286,000.00         ZZ
                                         360        286,000.00          1
1


    21271 SPRUCE                       9.000          2,301.22         95
                                       8.750          2,301.22      301,900.00
    MISSION VIEJO    CA   92692          1            01/26/00         04
    0431819713                           05           03/01/00         30
    50508252                             O            02/01/30
    0


    1969348          A33/G02             F          124,200.00         T
                                         360        124,024.82          2
    3002 N NIXON STREET                9.750          1,067.00         90
                                       9.500          1,067.00      138,000.00
    NORTH MYRTLE BE  SC   29582          1            11/04/99         04
    0431825512                           05           12/01/99         30
    030079991                            O            11/01/29
    0


    1969439          163/G02             F          316,850.00         ZZ
                                         360        316,850.00          2
    3 POWDERHOUSE LANE                 8.375          2,408.29         59
                                       8.125          2,408.29      537,000.00
    NANTUCKET        MA   02554          1            01/20/00         00
    0431817287                           05           03/01/00          0
    1900000925                           N            02/01/30
    0


    1969442          K15/G02             F          125,800.00         ZZ
                                         360        125,800.00          2
    418 & 418 1/2 N ALVARADO ST        9.000          1,012.22         85
                                       8.750          1,012.22      148,000.00
    LOS ANGELES      CA   90026          1            01/07/00         11
    0431817477                           05           03/01/00         25
    3007737                              N            02/01/30
    0


    1969470          964/G02             F           97,600.00         ZZ
                                         360         97,600.00          1
    1317 NORTH SIMON COURT             8.750            767.82         80
                                       8.500            767.82      122,000.00
    VISALIA          CA   93292          1            01/24/00         00
    0431817949                           05           03/01/00          0
    69636                                N            02/01/30
    0


    1969504          P01/G02             F           66,000.00         ZZ
                                         360         66,000.00          2
    106 OAKWOOD AVENUE                 8.750            519.23         75
                                       8.500            519.23       88,000.00
    TROY             NY   12180          5            01/27/00         00
    0431829332                           05           03/01/00          0
1


    COLEHAMER                            N            02/01/30
    0


    1969559          163/G02             F           60,000.00         ZZ
                                         360         60,000.00          1
    2068 SUNNYSIDE LANE                9.750            515.49         53
                                       9.500            515.49      115,000.00
    SARASOTA         FL   34239          1            01/28/00         00
    0431822089                           05           03/01/00          0
    1900000411                           N            02/01/30
    0


    1969560          Q64/G02             F           31,500.00         ZZ
                                         360         31,500.00          2
    317 BURCHFIELD STREET              9.750            270.64         90
                                       9.500            270.64       35,000.00
    CITY OF HARRISB  PA   17104          1            01/13/00         14
    0431822097                           05           03/01/00         25
    500872001                            N            02/01/30
    0


    1969577          G52/G02             F           79,300.00         ZZ
                                         360         79,300.00          1
    1381 IRONTON STREET                9.375            659.58         65
                                       9.125            659.58      122,000.00
    AURORA           CO   80010          5            01/14/00         00
    0431822048                           05           03/01/00          0
    75500074                             N            02/01/30
    0


    1969678          637/G02             F           61,200.00         ZZ
                                         360         61,200.00          1
    11799 HWY 100                      8.875            486.94         80
                                       8.625            486.94       77,000.00
    LYERLY           GA   30730          5            01/14/00         00
    0431823830                           05           03/01/00          0
    0012065710                           O            02/01/30
    0


    1969690          163/G02             F           88,000.00         ZZ
                                         360         88,000.00          2
    5666-5668 BRUSH CREEK DRIVE        9.625            747.99         80
                                       9.375            747.99      110,000.00
    STOCKTON         CA   95207          1            01/12/00         00
    0431823434                           05           03/01/00          0
    717244593                            O            02/01/30
    0


1


    1969692          163/G02             F          149,220.00         ZZ
                                         360        149,220.00          1
    11 BELM LANE                       8.875          1,187.27         90
                                       8.625          1,187.27      165,800.00
    OGUNQUIT         ME   03907          1            01/21/00         04
    0431823350                           05           03/01/00         25
    100208068                            N            02/01/30
    0


    1969699          E23/G02             F           60,480.00         ZZ
                                         360         60,480.00          1
    2015 EAST SOUTHERN AVENUE          8.875            481.21         90
    UNIT 30                            8.625            481.21       67,200.00
    TEMPE            AZ   85282          1            01/27/00         04
    0431823384                           01           03/01/00         25
    40503773                             N            02/01/30
    0


    1969716          637/G02             F          119,000.00         ZZ
                                         360        119,000.00          2
    2352 & 2354 ROOSEVELT AVENUE       9.625          1,011.49         70
                                       9.375          1,011.49      170,000.00
    ENUMCLAW         WA   98022          5            01/14/00         00
    0431823442                           05           03/01/00          0
    0017883455                           N            02/01/30
    0


    1969944          B57/G02             F          208,000.00         ZZ
                                         360        208,000.00          4
    4177 SAN PEDRO PLACE               8.875          1,654.95         80
                                       8.625          1,654.95      260,000.00
    LOS ANGELES      CA   90011          5            01/13/00         00
    0431826403                           05           03/01/00          0
    9914952                              O            02/01/30
    0


    1969960          623/G02             F          114,750.00         ZZ
                                         360        114,750.00          4
    33 SOUTH GARFIELD STREET           8.500            882.33         85
                                       8.250            882.33      135,000.00
    LODI             CA   95240          5            01/07/00         11
    0431826395                           05           03/01/00         12
    5234864                              O            02/01/30
    0


    1970243          L47/G02             F           19,800.00         ZZ
                                         360         19,800.00          2
    1126 & 1128 SUPERIOR AVENUE        9.750            170.11         90
                                       9.500            170.11       22,000.00
1


    DAYTON           OH   45406          1            01/19/00         04
    0431830033                           05           03/01/00         25
    0020018239                           O            02/01/30
    0


    2788378          623/G02             F           79,050.00         T
                                         360         78,355.53          1
    14001 BLOOMING DESERT DRIVE        7.750            566.32         70
                                       7.500            566.32      112,950.00
    EL PASO          TX   79927          1            01/14/99         00
    0431291780                           03           03/01/99          0
    1214443                              O            02/01/29
    0


    2796369          F28/G02             F          232,500.00         T
                                         360        227,539.71          1
    38 REDFIELD PROCTOR RD             7.875          1,685.79         75
                                       7.625          1,685.79      310,000.00
    QUECHEE          VT   05059          1            11/16/98         00
    0431326347                           03           01/01/99          0
    4330106                              O            12/01/28
    0


    2813988          E22/G02             F           29,700.00         ZZ
                                         360         29,559.76          4
    2620-20 1/2-22-22 1/2 S            8.750            233.65         90
    GALVEZ ST                          8.500            233.65       33,000.00
    NEW ORLEANS      LA   70125          1            05/28/99         04
    0411448889                           05           07/01/99         25
    0411448889                           O            06/01/29
    0


    2863172          074/074             F           63,000.00         T
                                         360         62,727.07          1
    7500 CALLAGHAN RD #342             8.500            484.42         70
                                       8.250            484.42       90,000.00
    SAN ANTONIO      TX   78229          1            06/22/99         00
    1512780805                           01           08/01/99          0
    1512780805                           O            07/01/29
    0


    2871780          883/G02             F          650,000.00         ZZ
                                         360        648,150.81          1
    145 BROADMOOR DRIVE                8.875          5,171.70         71
                                       8.625          5,171.70      927,000.00
    FAYETTEVILLE     GA   30215          4            08/09/99         00
    0431453265                           05           10/01/99          0
    30000464                             O            09/01/29
    0
1




    2895243          074/074             F           54,000.00         ZZ
                                         360         53,859.50          1
    1168 19TH STREET                   9.375            449.14         90
                                       9.125            449.14       60,000.00
    DES MOINES       IA   50314          2            08/09/99         04
    1505634950                           05           10/01/99         25
    1505634950                           N            09/01/29
    0


    2901799          560/560             F          333,750.00         ZZ
                                         360        332,483.36          1
    155 E WEST 68TH STREET 723         8.375          2,536.75         75
                                       8.125          2,536.75      445,000.00
    NEW YORK         NY   10023          1            07/23/99         00
    122765506                            06           09/01/99          0
    122765506                            O            08/01/29
    0


    2921098          369/G02             F          220,500.00         ZZ
                                         360        219,750.26          1
    98 1761 C KAAHUMANU STREET #44     8.000          1,617.96         90
                                       7.750          1,617.96      245,600.00
    AIEA             HI   96701          2            08/03/99         11
    0431515857                           01           10/01/99         25
    71485825                             O            09/01/29
    0


    2927148          F96/G02             F          128,000.00         BB
                                         360        127,709.75          1
    40 JORDAN ROAD                     8.875          1,018.43         80
                                       8.625          1,018.43      160,000.00
    WOODBRIDGE       NJ   07067          1            09/30/99         00
    0431523786                           05           11/01/99          0
    9901927                              O            10/01/29
    0


    2937381          253/253             F           99,750.00         ZZ
                                         360         99,540.75          1
    208 GROVE ST NE                    9.250            820.62         95
                                       9.000            820.62      105,000.00
    ALBUQUERQUE      NM   87108          1            09/22/99         14
    944993                               05           11/01/99         30
    944993                               O            10/01/29
    0


    2965051          K08/G02             F           76,000.00         ZZ
                                         360         75,860.91          1
1


    1103 CANDLEWOOD DRIVE              8.500            584.37         80
                                       8.250            584.37       95,000.00
    ALLEN            TX   75002          2            10/07/99         00
    0411641145                           05           12/01/99          0
    0411641145                           O            11/01/29
    0


    2975800          736/G02             F          272,000.00         ZZ
                                         360        271,414.34          1
    1 KITZBUHEL PLACE                  9.125          2,213.09         80
                                       8.875          2,213.09      340,000.00
    MAMMOTH LAKES    CA   93546          5            09/24/99         00
    0431652015                           05           11/01/99          0
    918381                               O            10/01/29
    0


    2984653          B35/G02             F           45,000.00         ZZ
                                         360         44,927.60          1
    2851 LEONARD DRIVE  J-214          9.125            366.14         73
                                       8.875            366.14       62,000.00
    AVENTURA         FL   33160          5            10/20/99         00
    0431750975                           01           12/01/99          0
    99003703                             O            11/01/29
    0


    2993288          K08/G02             F          129,400.00         ZZ
                                         360        129,180.76          1
    2013 LAMBERTON CREEK LN            8.875          1,029.56         70
                                       8.625          1,029.56      186,307.00
    GRAND RAPIDS     MI   49546          1            10/27/99         00
    0411588734                           01           12/01/99          0
    0411588734                           O            11/01/29
    0


    2993818          074/074             F          105,300.00         ZZ
                                         360        104,961.59          4
    2408 FOX HOLLOW DRIVE              9.125            856.76         90
                                       8.875            856.76      117,000.00
    TITUSVILLE       FL   32796          1            09/23/99         11
    1533002819                           05           11/01/99         25
    1533002819                           N            10/01/29
    0


    2999056          B35/G02             F           49,500.00         ZZ
                                         360         49,425.62          4
    4974 BENNING ROAD SE               9.500            416.23         90
                                       9.250            416.23       55,000.00
    WASHINGTON       DC   20019          1            10/27/99         12
    0431602242                           05           12/01/99         25
1


    99003548                             N            11/01/29
    0


    3002866          G75/G75             F          281,250.00         ZZ
                                         360        280,612.24          1
    1420 LONGFELLOW ST, NW             8.875          2,237.76         75
                                       8.625          2,237.76      375,000.00
    WASHINGTON       DC   20011          5            09/29/99         00
    03969637                             05           11/01/99          0
    03969637                             O            10/01/29
    0


    3010129          638/G02             F           75,050.00         ZZ
                                         360         74,932.37          1
    1829 AUGUSTA DRIVE  UNIT 22        9.250            617.42         95
                                       9.000            617.42       79,000.00
    HOUSTON          TX   77057          1            10/14/99         10
    0431635770                           04           12/01/99         30
    08933192                             O            11/01/29
    0


    3014922          687/G02             F          331,350.00         ZZ
                                         360        330,711.76          1
    6601 GLEAMING SAND CHASE           8.250          2,489.33         80
                                       8.000          2,489.33      414,233.00
    COLUMBIA         MD   21044          1            10/22/99         00
    0431621044                           05           12/01/99          0
    KC5119                               O            11/01/29
    0


    3020709          638/G02             F          121,100.00         ZZ
                                         360        120,905.18          1
    9219 SOUTH 156TH PLACE             9.125            985.31         70
                                       8.875            985.31      173,000.00
    GILBERT          AZ   85234          1            10/27/99         00
    0431759414                           05           12/01/99          0
    08938963                             O            11/01/29
    0


    3026335          637/G02             F          101,900.00         ZZ
                                         360        101,727.33          1
    308 ALLATOONA SHORES DR            8.875            810.77         85
                                       8.625            810.77      119,900.00
    CANTON           GA   30114          1            10/29/99         14
    0431635689                           05           12/01/99         12
    0012059648                           O            11/01/29
    0


1


    3033368          G52/G02             F          399,950.00         ZZ
                                         360        399,476.04          1
    44-672 KAHINANI PLACE #18          8.625          3,110.77         80
                                       8.375          3,110.77      500,000.00
    KANEOHE          HI   96744          1            11/12/99         00
    0431646389                           01           01/01/00          0
    92500500                             O            12/01/29
    0


    3033525          637/G02             F           61,100.00         ZZ
                                         360         61,019.79          1
    736 OLYMPIC CIRCLE                 8.125            453.67         85
                                       7.875            453.67       71,897.00
    OCOEE            FL   34761          1            11/04/99         04
    0431651017                           29           01/01/00         12
    0019044155                           O            12/01/29
    0


    3036047          889/G02             F          143,600.00         ZZ
                                         360        143,420.88          1
    5040 WEST 123RD STREET             8.375          1,091.46         80
                                       8.125          1,091.46      179,500.00
    HAWTHORNE AREA   CA   90250          1            11/15/99         00
    0431646421                           05           01/01/00          0
    51810031                             O            12/01/29
    0


    3047039          E82/G02             F          116,000.00         ZZ
                                         360        115,847.72          1
    70 REBECCA LANE                    8.125            861.30         30
                                       7.875            861.30      386,950.00
    CARMEL           NY   10541          2            11/22/99         00
    0400239703                           05           01/01/00          0
    1571836                              O            12/01/29
    0


    3049129          K15/G02             F           88,000.00         ZZ
                                         360         87,898.37          1
    5618 S WILSON STREET               8.750            692.30         80
                                       8.500            692.30      110,000.00
    TEMPE            AZ   85283          5            11/12/99         00
    0431662212                           09           01/01/00          0
    3002698                              O            12/01/29
    0


    3052214          H93/G02             F          539,100.00         ZZ
                                         360        538,444.51          1
    9459 CHAUCERS COURT                8.500          4,145.21         79
                                       8.250          4,145.21      685,000.00
1


    BRENTWOOD        TN   37027          5            11/08/99         00
    0431665223                           05           01/01/00          0
    9984221000000                        O            12/01/29
    0


    3052259          K15/G02             F          165,200.00         T
                                         360        164,912.77          1
    505 EDGEFIELD RIDGE PLACE          8.750          1,299.63         80
                                       8.500          1,299.63      206,501.00
    HENDERSON        NV   89012          1            10/22/99         00
    0431666957                           03           12/01/99          0
    3000155                              O            11/01/29
    0


    3053094          076/076             F           32,850.00         ZZ
                                         360         32,782.86          1
    509   E 19TH ST                    9.375            273.23         90
                                       9.125            273.23       36,500.00
    CHESTER          PA   19013          1            09/24/99         10
    9284166                              05           11/01/99         25
    9284166                              N            10/01/29
    0


    3054151          K08/G02             F           75,000.00         ZZ
                                         360         74,919.88          1
    6902 12TH AVENUE NW                9.125            610.22         75
                                       8.875            610.22      100,000.00
    BRADENTON        FL   34209          1            11/29/99         00
    0411600984                           05           01/01/00          0
    0411600984                           N            12/01/29
    0


    3054178          K08/G02             F           45,100.00         G
                                         360         45,047.91          1
    2 RIVIERA ROAD                     8.750            354.80         45
                                       8.500            354.80      101,000.00
    HUDSON           NH   03051          1            11/29/99         00
    0411700792                           01           01/01/00          0
    0411700792                           O            12/01/29
    0


    3056178          074/074             F          126,000.00         ZZ
                                         360        125,769.38          1
    3273 N BARTLETT AVENUE             8.500            968.83         90
                                       8.250            968.83      140,000.00
    MILWAUKEE        WI   53211          1            11/05/99         10
    1671098086                           05           12/01/99         25
    1671098086                           N            11/01/29
    0
1




    3056188          074/074             F          289,750.00         ZZ
                                         360        289,330.21          2
    326 HIGHLAND AVENUE                9.625          2,462.85         95
                                       9.375          2,462.85      305,000.00
    PALISADES PARK   NJ   07650          1            11/04/99         11
    1587270822                           05           12/01/99         30
    1587270822                           O            11/01/29
    0


    3056192          074/G02             F          440,000.00         ZZ
                                         360        439,328.17          1
    909 ROMONA                         9.375          3,659.70         68
                                       9.125          3,659.70      655,000.00
    WILMETTE         IL   60091          2            10/28/99         00
    0431758549                           05           12/01/99          0
    1583252057                           O            11/01/29
    0


    3056248          074/074             F          313,500.00         ZZ
                                         360        313,032.61          3
    32 PLEASANT PLACE                  9.500          2,636.08         95
                                       9.250          2,636.08      330,000.00
    TUCKAHOE         NY   10707          1            10/15/99         14
    1111334046                           05           12/01/99         30
    1111334046                           O            11/01/29
    0


    3061295          K08/G02             F           90,000.00         ZZ
                                         360         89,908.76          1
    32846 HIGHWAY 37                   9.375            748.57         80
                                       9.125            748.57      112,500.00
    GILL             CO   80624          1            12/01/99         00
    0411701725                           27           01/01/00          0
    0411701725                           O            12/01/29
    0


    3062288          623/623             F           68,400.00         ZZ
                                         360         68,298.28          1
    1844 CEDAR STREET                  9.500            575.14         90
                                       9.250            575.14       76,000.00
    NORTH MUSKEGON   MI   49445          1            10/07/99         10
    5219491                              05           12/01/99         25
    5219491                              N            11/01/29
    0


    3065290          E82/G02             F          105,500.00         ZZ
                                         360        105,434.42          1
1


    61 GOLF VIEW ROAD                  8.375            801.88         80
                                       8.125            801.88      133,000.00
    NEWBERRY         SC   29108          1            12/02/99         00
    0400242376                           05           02/01/00          0
    0400242376                           O            01/01/30
    0


    3066372          480/G02             F          166,500.00         ZZ
                                         360        166,083.99          1
    1011 HOVER ROAD                    9.500          1,400.02         90
                                       9.250          1,400.02      185,000.00
    LONGMONT         CO   80501          5            08/31/99         12
    0431749795                           05           10/01/99         25
    3092731                              N            09/01/29
    0


    3066376          480/G02             F          189,000.00         ZZ
                                         360        188,527.77          4
    1007 HOVER ROAD                    9.500          1,589.21         90
                                       9.250          1,589.21      210,000.00
    LONGMONT         CO   80501          1            08/31/99         12
    0431752203                           05           10/01/99         25
    3092723                              N            09/01/29
    0


    3066469          480/G02             F          160,000.00         ZZ
                                         360        159,600.20          3
    514 518 ATWOOD STREET              9.500          1,345.37         80
                                       9.250          1,345.37      200,000.00
    LONGMONT         CO   80501          2            08/23/99         00
    0431764471                           05           10/01/99          0
    3092715                              N            09/01/29
    0


    3068410          526/526             F          100,000.00         ZZ
                                         360         91,803.02          1
    ROUTE  1 BOX 274                   9.000            804.63         80
                                       8.750            804.63      125,000.00
    LEON             WV   25123          5            02/26/97         00
    0167200                              05           04/01/97          0
    0167200                              O            03/01/27
    0


    3068411          526/526             F           63,297.06         ZZ
                                         350         61,935.98          2
    2108-2110 30TH STREET              7.250            435.29         90
                                       7.000            435.29       70,000.00
    DES MOINES       IA   50310          1            01/30/98         04
    0167450                              05           03/01/98         25
1


    0167450                              N            04/01/27
    0


    3068463          526/526             F           93,600.00         ZZ
                                         360         93,403.63          1
    10828 N 43RD DR                    9.250            770.03         90
                                       9.000            770.03      104,000.00
    GLENDALE         AZ   85304          1            09/24/99         01
    0382587                              05           11/01/99         25
    0382587                              N            10/01/29
    0


    3068672          526/526             F           60,000.00         ZZ
                                         360         59,898.33          2
    724 E WHITTON AVE                  8.875            477.39         69
                                       8.625            477.39       87,000.00
    PHOENIX          AZ   85014          2            10/29/99         00
    0382860                              05           12/01/99          0
    0382860                              N            11/01/29
    0


    3068915          K08/G02             F           56,700.00         ZZ
                                         360         56,669.03          1
    4146 ARBORCREST DR                 9.000            456.22         90
                                       8.750            456.22       63,000.00
    INDIANAPOLIS     IN   46226          1            12/03/99         04
    0411733538                           05           02/01/00         25
    0411733538                           N            01/01/30
    0


    3068916          K08/G02             F           80,100.00         ZZ
                                         360         80,063.61          1
    100 LINCOLN ROAD, UNIT # 424       9.875            695.55         90
                                       9.625            695.55       89,000.00
    MIAMI BEACH      FL   33139          1            12/03/99         10
    0411735350                           06           02/01/00         25
    0411735350                           N            01/01/30
    0


    3072455          K08/G02             F           18,000.00         ZZ
                                         360         17,990.92          1
    2221 E ASH                         9.375            149.71         90
                                       9.125            149.71       20,000.00
    SPRINGFIELD      IL   62703          1            12/06/99         04
    0411698780                           05           02/01/00         25
    0411698780                           N            01/01/30
    0


1


    3073402          737/G02             F          161,900.00         ZZ
                                         360        161,717.80          1
    1029 INCA LANE                     8.875          1,288.15         90
                                       8.625          1,288.15      179,900.00
    WOODSTOCK        GA   30188          1            11/30/99         01
    0431715044                           05           01/01/00         25
    2000198                              N            12/01/29
    0


    3077050          F34/G02             F          112,500.00         ZZ
                                         360        112,397.36          4
    50 GALVESTON PLACE                 9.875            976.89         90
                                       9.625            976.89      125,000.00
    WASHINGTON       DC   20032          1            11/30/99         11
    0431687656                           05           01/01/00         25
    22909033                             N            12/01/29
    0


    3077213          A26/G02             F          101,700.00         ZZ
                                         360        101,588.48          1
    1415 S 15 STREET                   9.000            818.30         90
                                       8.750            818.30      113,000.00
    LAS VEGAS        NV   89104          1            11/30/99         04
    0431687904                           05           01/01/00         20
    30929                                O            12/01/29
    0


    3078127          253/253             F          165,000.00         ZZ
                                         360        164,772.14          1
    42255 LOOKOUT LANE                 7.875          1,196.37         74
                                       7.625          1,196.37      225,000.00
    HAYDEN           CO   81639          2            12/02/99         00
    947580                               05           01/01/00          0
    947580                               O            12/01/29
    0


    3079038          K08/G02             F          396,000.00         ZZ
                                         360        395,766.20          1
    23097 SAILFISH LANE                8.625          3,080.05         80
                                       8.375          3,080.05      495,000.00
    CUDJOE KEY       FL   33042          5            12/03/99         00
    0411724834                           05           02/01/00          0
    0411724834                           O            01/01/30
    0


    3079046          K08/G02             F          110,250.00         ZZ
                                         360        110,195.77          1
    1517 NE 1 AVENUE                   9.500            927.04         90
                                       9.250            927.04      122,500.00
1


    FT LAUDERDALE    FL   33304          1            12/08/99         04
    0411738313                           05           02/01/00         25
    0411738313                           N            01/01/30
    0


    3079049          K08/G02             F          126,000.00         ZZ
                                         360        125,934.68          4
    6420 SOUTH FIRST STREET            9.250          1,036.57         90
                                       9.000          1,036.57      140,000.00
    AUSTIN           TX   78745          1            12/08/99         04
    0411748080                           05           02/01/00         25
    0411748080                           N            01/01/30
    0


    3081463          K15/G02             F          114,750.00         ZZ
                                         360        114,617.48          1
    4949 EAST ST CHARLES AVENUE        8.750            902.74         90
                                       8.500            902.74      127,500.00
    LAKE CHARLES     LA   70605          1            12/02/99         01
    0431715283                           05           01/01/00         25
    1745496                              O            12/01/29
    0


    3083694          G41/G02             F           26,100.00         ZZ
                                         360         26,086.47          2
    4707 PENN STREET                   9.250            214.72         90
                                       9.000            214.72       29,000.00
    PHILADELPHIA     PA   19124          1            12/03/99         10
    0431752120                           05           02/01/00         25
    64001507                             N            01/01/30
    0


    3084007          A75/G02             F           73,000.00         ZZ
                                         360         72,961.14          1
    133 MAGNOLIA TRAIL                 9.125            593.96         61
                                       8.875            593.96      121,500.00
    HAMPTON          GA   30228          5            12/09/99         00
    0431764117                           05           02/01/00          0
    1000021517                           N            01/01/30
    0


    3085017          K08/G02             F           33,250.00         ZZ
                                         360         33,233.21          1
    525 CHICKASAW TRACE                9.375            276.56         70
                                       9.125            276.56       47,500.00
    GRAND PRAIRIE    TX   75051          1            12/10/99         00
    0411724032                           05           02/01/00          0
    0411724032                           N            01/01/30
    0
1




    3085024          K08/G02             F           37,800.00         ZZ
                                         360         37,780.40          1
    50 JUNIPER ROAD                    9.250            310.97         90
    UNIT 4C                            9.000            310.97       42,000.00
    NORTH ATTLEBORO  MA   02760          1            12/10/99         04
    0411739626                           01           02/01/00         25
    0411739626                           O            01/01/30
    0


    3086414          A06/G02             F           24,700.00         ZZ
                                         360         24,685.03          1
    12712 GREENLAWN                    8.500            189.93         65
                                       8.250            189.93       38,000.00
    DETROIT          MI   48206          2            12/10/99         00
    0431729656                           05           02/01/00          0
    001000009934271                      N            01/01/30
    0


    3089761          K15/G02             F           70,000.00         ZZ
                                         360         69,959.73          1
    111 W UNION STREET                 8.750            550.69         85
                                       8.500            550.69       83,000.00
    CENTERVILLE      IN   47330          2            12/03/99         10
    0431735968                           05           02/01/00         12
    033705421742                         O            01/01/30
    0


    3091012          196/G02             F           47,250.00         ZZ
                                         360         47,200.81          1
    121 CRAIN AVENUE                   9.250            388.72         90
                                       9.000            388.72       52,500.00
    KENT             OH   44240          1            11/30/99         10
    0431726942                           05           01/01/00         25
    13526906                             N            12/01/29
    0


    3093079          K08/G02             F          152,000.00         ZZ
                                         360        151,912.55          1
    23 HAWTHORNE CIRCLE                8.750          1,195.78         80
                                       8.500          1,195.78      190,000.00
    PEABODY          MA   01960          5            12/10/99         00
    0411672801                           01           02/01/00          0
    0411672801                           O            01/01/30
    0


    3093106          K08/G02             F           76,450.00         ZZ
                                         360         76,414.34          1
1


    10430 ABINGTON WAY                 9.750            656.82         90
                                       9.500            656.82       84,950.00
    RANCHO CORDOVA   CA   95670          1            12/09/99         04
    0411742331                           05           02/01/00         25
    0411742331                           N            01/01/30
    0


    3094189          737/G02             F          182,700.00         ZZ
                                         360        182,592.14          1
    1246 VALLEY VIEW ROAD              8.625          1,421.02         90
                                       8.375          1,421.02      203,000.00
    DUNWOODY         GA   30338          1            12/10/99         10
    0431725712                           05           02/01/00         25
    2000176                              O            01/01/30
    0


    3095398          K08/G02             F           92,500.00         ZZ
                                         360         92,452.05          1
    1000 1/2 DODGE AVENUE              9.250            760.97         95
                                       9.000            760.97       97,400.00
    EVANSTON         IL   60202          1            12/16/99         10
    0411667033                           09           02/01/00         30
    0411667033                           O            01/01/30
    0


    3095896          737/G02             F          115,650.00         ZZ
                                         360        115,593.11          4
    7835 WEST BENDER AVENUE            9.500            972.45         90
                                       9.250            972.45      128,500.00
    MILWAUKEE        WI   53218          1            12/07/99         10
    0431772045                           05           02/01/00         25
    962810                               N            01/01/30
    0


    3096634          601/G02             F           57,150.00         ZZ
                                         360         57,118.78          1
    2720 LOGAN ST                      9.000            459.85         90
                                       8.750            459.85       63,500.00
    DES MOINES       IA   50317          1            12/13/99         10
    0431740646                           05           02/01/00         25
    60142437                             N            01/01/30
    0


    3097035          163/G02             F          110,400.00         ZZ
                                         360        109,754.09          2
    3802 M STREET                      8.750            868.52         79
                                       8.500            868.52      140,000.00
    VANCOUVER        WA   98663          2            11/12/99         00
    0431768076                           05           01/01/00          0
1


    217134042                            N            12/01/29
    0


    3097792          K08/G02             F          268,000.00         ZZ
                                         360        267,837.64          1
    1345 SANTA LUCIA AVENUE            8.500          2,060.69         87
                                       8.250          2,060.69      310,000.00
    LOS OSOS         CA   93402          2            12/10/99         01
    0411729395                           05           02/01/00         25
    0411729395                           O            01/01/30
    0


    3097817          K08/G02             F           20,000.00         ZZ
                                         360         19,989.08          1
    309 W. WASHINGTON STREET           9.000            160.92         80
                                       8.750            160.92       25,000.00
    DUNKIRK          IN   47396          1            12/17/99         00
    0411754658                           05           02/01/00          0
    0411754658                           N            01/01/30
    0


    3099149          A06/G02             F          200,000.00         ZZ
                                         360        199,875.68          1
    6289 MUNSELL ROAD                  8.375          1,520.15         77
                                       8.125          1,520.15      261,000.00
    HOWELL           MI   48843          1            12/10/99         00
    0431742279                           05           02/01/00          0
    1000009937626                        O            01/01/30
    0


    3099663          K08/G02             F          433,000.00         ZZ
                                         360        432,769.57          1
    871 QUAIL RUN DRIVE                9.125          3,523.03         79
                                       8.875          3,523.03      550,000.00
    GRAND JUNCTION   CO   81505          4            12/03/99         00
    0411262603                           03           02/01/00          0
    0411262603                           O            01/01/30
    0


    3099665          K08/G02             F          104,800.00         ZZ
                                         360        104,739.71          1
    1476 ROY SELLERS ROAD              8.750            824.46         80
                                       8.500            824.46      131,000.00
    COLUMBIA         TN   38401          1            12/20/99         00
    0411675564                           05           02/01/00          0
    0411675564                           O            01/01/30
    0


1


    3099666          K08/G02             F          261,600.00         ZZ
                                         360        261,424.47          1
    23023 WHISPER CANYON               8.000          1,919.53         80
                                       7.750          1,919.53      327,000.00
    SAN ANTONIO      TX   78258          1            12/07/99         00
    0411697790                           03           02/01/00          0
    0411697790                           O            01/01/30
    0


    3099668          K08/G02             F           63,050.00         ZZ
                                         360         63,017.31          1
    1083 SUEMAR RD                     9.250            518.70         90
                                       9.000            518.70       70,100.00
    DUNEDIN          FL   34698          1            12/20/99         10
    0411700370                           05           02/01/00         25
    0411700370                           N            01/01/30
    0


    3099671          K08/G02             F           69,000.00         ZZ
                                         360         68,962.31          1
    601 HARVEY LAKE ROAD               9.000            555.19         75
                                       8.750            555.19       92,000.00
    HIGHLAND         MI   48356          5            12/15/99         00
    0411714181                           05           02/01/00          0
    0411714181                           O            01/01/30
    0


    3099678          K08/G02             F           87,500.00         T
                                         360         87,449.66          1
    2611 PHLOX LANE                    8.750            688.36         80
                                       8.500            688.36      110,353.00
    WHITE PINE       TN   37890          1            12/20/99         00
    0411723927                           05           02/01/00          0
    0411723927                           O            01/01/30
    0


    3099685          K08/G02             F           85,000.00         ZZ
                                         360         84,952.35          1
    9089 PINEWOOD AVENUE               8.875            676.30         85
                                       8.625            676.30      100,000.00
    ELBERTA          AL   36530          5            12/15/99         10
    0411736960                           05           02/01/00         12
    0411736960                           O            01/01/30
    0


    3099687          K08/G02             F          126,000.00         ZZ
                                         360        125,925.61          1
    6332 LANSDOWNE CIRCLE              8.625            980.02         90
                                       8.375            980.02      140,000.00
1


    BOYNTON BEACH    FL   33437          1            12/20/99         01
    0411737877                           03           02/01/00         25
    0411737877                           O            01/01/30
    0


    3099689          K08/G02             F           32,000.00         ZZ
                                         360         31,984.26          1
    5820 HIGHLAND AVENUE               9.500            269.07         80
                                       9.250            269.07       40,000.00
    HALTOM CITY      TX   76117          1            12/17/99         00
    0411738800                           05           02/01/00          0
    0411738800                           N            01/01/30
    0


    3099694          K08/G02             F          113,400.00         ZZ
                                         360        113,341.21          1
    32 INWOOD ROAD                     9.250            932.91         90
                                       9.000            932.91      126,000.00
    LEVITTOWN        PA   19057          5            12/14/99         10
    0411743818                           05           02/01/00         25
    0411743818                           O            01/01/30
    0


    3099704          K08/G02             F          144,000.00         ZZ
                                         360        143,921.34          4
    93 NORTHWEST 17TH PLACE            9.000          1,158.66         90
                                       8.750          1,158.66      160,000.00
    MIAMI            FL   33125          1            12/20/99         10
    0411750094                           05           02/01/00         25
    0411750094                           N            01/01/30
    0


    3099706          K08/G02             F          178,800.00         ZZ
                                         360        178,697.13          1
    608 NATCHEZ COURT                  8.750          1,406.62         80
                                       8.500          1,406.62      223,500.00
    HURST            TX   76054          1            12/20/99         00
    0411755770                           05           02/01/00          0
    0411755770                           N            01/01/30
    0


    3099707          K08/G02             F           82,800.00         ZZ
                                         360         82,753.58          1
    259 SIMONTON ROAD                  8.875            658.79         80
                                       8.625            658.79      103,500.00
    LAWRENCEVILLE    GA   30045          1            12/20/99         00
    0411756786                           05           02/01/00          0
    0411756786                           N            01/01/30
    0
1




    3099812          K08/G02             F          119,850.00         ZZ
                                         360        119,771.60          2
    2665-67 LEPAGE STREET              8.125            889.88         85
                                       7.875            889.88      141,000.00
    NEW ORLEANS      LA   70119          1            12/21/99         04
    0411670763                           05           02/01/00         20
    0411670763                           O            01/01/30
    0


    3099821          K08/G02             F          104,000.00         ZZ
                                         360        103,944.65          1
    17965 SKYLINE DR                   9.125            846.18         80
                                       8.875            846.18      130,000.00
    GARRISON         MN   56450          5            12/16/99         00
    0411715154                           05           02/01/00          0
    0411715154                           O            01/01/30
    0


    3099825          K08/G02             F           24,750.00         ZZ
                                         360         24,738.45          1
    3821 S. LINN AVENUE                9.750            212.64         90
                                       9.500            212.64       27,500.00
    OKLAHOMA CITY    OK   73119          1            12/21/99         04
    0411724297                           05           02/01/00         25
    0411724297                           N            01/01/30
    0


    3099839          K08/G02             F          282,400.00         ZZ
                                         360        282,253.59          1
    10 CEDAR BEND TRAIL                9.250          2,323.24         80
                                       9.000          2,323.24      353,000.00
    LUCAS            TX   75002          1            12/21/99         00
    0411749229                           05           02/01/00          0
    0411749229                           O            01/01/30
    0


    3100026          E82/G02             F           39,200.00         ZZ
                                         360         39,120.20          2
    307 EXPENSE STREET                 9.375            326.05         70
                                       9.125            326.05       56,000.00
    ROME             NY   13440          5            12/22/99         00
    0400245288                           05           02/01/00          0
    0400245288                           N            01/01/30
    0


    3101283          S48/S48             F          300,000.00         ZZ
                                         360        299,302.01          1
1


    15346 SINGLETREE DRIVE             8.750          2,360.10         76
                                       8.500          2,360.10      395,000.00
    LONGMONT         CO   80501          2            08/31/99         00
    0023418494                           03           11/01/99          0
    0023418494                           O            10/01/29
    0


    3101284          S48/S48             F          325,000.00         ZZ
                                         360        324,110.06          1
    4 REINA                            8.250          2,441.62         62
                                       8.000          2,441.62      525,000.00
    DANA POINT       CA   92629          1            09/21/99         00
    0023505746                           03           11/01/99          0
    0023505746                           O            10/01/29
    0


    3101285          S48/S48             F          980,000.00         ZZ
                                         360        978,296.15          1
    817 SOUTH BISHOP                   8.750          7,709.66         45
                                       8.500          7,709.66    2,200,000.00
    CHICAGO          IL   60607          5            11/01/99         00
    0023592587                           07           12/01/99          0
    0023592587                           O            11/01/29
    0


    3101286          S48/S48             F          257,600.00         ZZ
                                         360        257,177.95          1
    825 PENN AVENUE NE                 8.375          1,957.95         80
                                       8.125          1,957.95      322,000.00
    ATLANTA          GA   30308          1            11/15/99         00
    0023641285                           05           01/01/00          0
    0023641285                           O            12/01/29
    0


    3101288          S48/S48             F          296,000.00         ZZ
                                         360        295,829.65          1
    2820 NORTHEAST 9 STREET            8.750          2,328.64         80
                                       8.500          2,328.64      370,000.00
    POMPANO BEA      FL   33062          1            12/06/99         00
    6347801331                           05           02/01/00          0
    6347801331                           O            01/01/30
    0


    3101291          S48/S48             F          268,000.00         ZZ
                                         360        267,483.77          1
    4184 MILDRED AVENUE                8.250          2,013.40         80
                                       8.000          2,013.40      335,000.00
    LOS ANGELES      CA   90066          1            10/26/99         00
    6658780124                           05           12/01/99          0
1


    6658780124                           O            11/01/29
    0


    3101292          S48/S48             F          268,000.00         ZZ
                                         360        267,674.13          1
    2030 NEVIS COURT                   8.500          2,060.69         80
                                       8.250          2,060.69      335,000.00
    ANAHEIM          CA   92802          1            11/05/99         00
    6663933957                           03           01/01/00          0
    6663933957                           O            12/01/29
    0


    3101293          S48/S48             F          390,000.00         T
                                         360        389,321.91          1
    24425 MARINE VIEW DRIVE SOUTH      8.750          3,068.14         60
                                       8.500          3,068.14      650,000.00
    DES MOINES       WA   98198          1            10/20/99         00
    6742963678                           05           12/01/99          0
    6742963678                           O            11/01/29
    0


    3101296          S48/S48             F          264,000.00         ZZ
                                         360        263,687.14          1
    6100  BEECH TREE                   8.625          2,053.37         66
                                       8.375          2,053.37      400,000.00
    ALEXANDRIA       VA   22310          1            11/30/99         00
    6953446694                           05           01/01/00          0
    6953446694                           O            12/01/29
    0


    3101297          S48/S48             F          274,800.00         ZZ
                                         360        274,482.63          1
    209  MICHELLE COURT                8.750          2,161.86         80
                                       8.500          2,161.86      343,500.00
    WATSONVILLE      CA   95076          1            11/22/99         00
    6980783556                           03           01/01/00          0
    6980783556                           O            12/01/29
    0


    3102298          K08/G02             F           63,650.00         ZZ
                                         240         63,548.48          1
    3607 E FERN STREET                 8.500            552.37         95
                                       8.250            552.37       67,000.00
    TAMPA            FL   33610          5            12/17/99         04
    0411745268                           05           02/01/00         30
    0411745268                           O            01/01/20
    0


1


    3102301          K08/G02             F           76,500.00         ZZ
                                         360         76,463.34          1
    8964 LAMONT                        9.625            650.25         90
                                       9.375            650.25       85,000.00
    LIVONIA          MI   48152          1            12/23/99         04
    0411746522                           05           02/01/00         25
    0411746522                           N            01/01/30
    0


    3102308          K08/G02             F          139,500.00         ZZ
                                         360        139,434.92          2
    155 S. HARLAN STREET               9.750          1,198.52         90
                                       9.500          1,198.52      155,000.00
    LAKEWOOD         CO   80226          5            12/17/99         04
    0411751589                           05           02/01/00         25
    0411751589                           O            01/01/30
    0


    3103409          721/G02             F           38,700.00         ZZ
                                         360         38,677.15          2
    320 N 21ST AVENUE WEST             8.625            301.01         90
                                       8.375            301.01       43,000.00
    DULUTH           MN   55806          1            12/10/99         10
    0431740596                           05           02/01/00         25
    7810118013                           N            01/01/30
    0


    3105376          737/G02             F           86,450.00         ZZ
                                         360         86,402.78          1
    40 OAK GROVE LANE                  9.000            695.60         90
                                       8.750            695.60       96,100.00
    MCDONOUGH        GA   30253          1            12/17/99         10
    0431742816                           05           02/01/00         25
    955819                               N            01/01/30
    0


    3105492          562/G02             F          250,000.00         ZZ
                                         360        249,827.95          1
    17 COLUMBUS AVENUE                 7.875          1,812.68         67
                                       7.625          1,812.68      375,000.00
    KINGS PARK       NY   11754          1            12/06/99         00
    0431752302                           05           02/01/00          0
    622217                               O            01/01/30
    0


    3106072          074/G02             F           50,960.00         ZZ
                                         360         50,906.95          3
    431 HUMMEL STREET                  9.250            419.24         73
                                       9.000            419.24       70,000.00
1


    HARRISBURG       PA   17104          2            12/03/99         00
    0431758531                           05           01/01/00          0
    1179005705                           N            12/01/29
    0


    3106073          074/G02             F           58,500.00         ZZ
                                         360         58,465.46          2
    1644 AND 1646E CHOCOLATE AVE       8.625            455.01         90
                                       8.375            455.01       65,000.00
    HERSHEY          PA   17033          1            12/03/99         04
    0431758507                           05           02/01/00         25
    1179006300                           N            01/01/30
    0


    3106074          074/G02             F          300,000.00         ZZ
                                         360        299,827.40          1
    8625 N ARNOLD PALMER DR            8.750          2,360.10         77
                                       8.500          2,360.10      391,243.00
    TUCSON           AZ   85742          1            12/01/99         00
    0431758481                           03           02/01/00          0
    1221186990                           O            01/01/30
    0


    3106075          074/G02             F          260,000.00         ZZ
                                         360        259,536.19          1
    1100 N ALTA LOMA ROAD #707         8.625          2,022.25         79
                                       8.375          2,022.25      330,000.00
    WEST HOLLYWOOD   CA   90069          2            10/28/99         00
    0431758473                           06           12/01/99          0
    1246057024                           O            11/01/29
    0


    3106076          074/G02             F          149,625.00         ZZ
                                         360        149,452.21          2
    5640 NE 17 TERRACE                 8.750          1,177.10         95
                                       8.500          1,177.10      157,500.00
    FT LAUDERDALE    FL   33334          1            11/10/99         01
    0431758234                           05           01/01/00         30
    1301188178                           O            12/01/29
    0


    3106077          074/G02             F          141,300.00         ZZ
                                         360        141,136.81          4
    7490 SW 10 COURT                   8.750          1,111.61         90
                                       8.500          1,111.61      157,000.00
    NORTH LAUDERDAL  FL   33068          1            11/30/99         01
    0431758200                           05           01/01/00         25
    1302051838                           N            12/01/29
    0
1




    3106078          074/G02             F          141,300.00         ZZ
                                         360        141,136.81          4
    7480 SW 10 COURT                   8.750          1,111.61         90
                                       8.500          1,111.61      157,000.00
    NORTH LAUDERDAL  FL   33068          1            11/30/99         01
    0431758192                           05           01/01/00         25
    1302051849                           N            12/01/29
    0


    3106079          074/G02             F           67,500.00         ZZ
                                         360         67,420.01          1
    605 FAIRFAX ROAD                   8.625            525.01         90
                                       8.375            525.01       75,000.00
    W PALM BEACH     FL   33405          1            11/30/99         10
    0431758150                           05           01/01/00         25
    1303029244                           N            12/01/29
    0


    3106081          074/G02             F          139,500.00         ZZ
                                         360        138,770.98          3
    1320 NW 2ND AVENUE                 8.250          1,048.02         90
                                       8.000          1,048.02      155,000.00
    GAINESVILLE      FL   32601          1            05/10/99         14
    0431758135                           05           07/01/99         25
    1322043854                           N            06/01/29
    0


    3106082          074/G02             F          120,000.00         ZZ
                                         360        119,842.47          4
    463 76TH AVENUE N                  8.125            891.00         80
                                       7.875            891.00      150,000.00
    ST PETERSBURG    FL   33702          1            11/30/99         00
    0431758119                           05           01/01/00          0
    1326003862                           N            12/01/29
    0


    3106083          074/G02             F           87,300.00         ZZ
                                         360         87,201.75          3
    417 MACY STREET                    8.875            694.60         90
                                       8.625            694.60       97,000.00
    WEST PALM BEACH  FL   33405          1            11/12/99         01
    0431758101                           05           01/01/00         25
    1327002184                           N            12/01/29
    0


    3106087          074/G02             F           34,200.00         ZZ
                                         360         34,147.77          2
1


    17 RUTH                            9.375            284.46         90
                                       9.125            284.46       38,000.00
    ECORSE           MI   48229          1            10/28/99         11
    0431758069                           05           12/01/99         25
    1503651721                           N            11/01/29
    0


    3106088          074/G02             F           72,450.00         ZZ
                                         360         72,372.59          4
    11106 BALTIC DRIVE                 9.125            589.48         90
                                       8.875            589.48       80,500.00
    SAN ANTONIO      TX   78213          1            11/18/99         10
    0431757962                           05           01/01/00         25
    1526044921                           N            12/01/29
    0


    3106089          074/G02             F          284,000.00         ZZ
                                         360        283,672.01          1
    3 KINGS MILL                       8.750          2,234.23         80
                                       8.500          2,234.23      355,000.00
    SAN ANTONIO      TX   78257          1            12/01/99         00
    0431757947                           03           01/01/00          0
    1526044954                           N            12/01/29
    0


    3106090          074/G02             F           45,700.00         ZZ
                                         360         45,647.23          1
    6473 BROOKWAY                      8.750            359.52         90
                                       8.500            359.52       50,820.00
    SAN ANTONIO      TX   78240          1            11/30/99         10
    0431757798                           03           01/01/00         25
    1526045006                           N            12/01/29
    0


    3106091          074/G02             F          100,800.00         ZZ
                                         360        100,677.43          4
    12635 ASHFORD MEADOWS DR           8.500            775.07         90
                                       8.250            775.07      112,000.00
    HOUSTON          TX   77082          1            11/18/99         14
    0431757012                           05           01/01/00         25
    1539037157                           N            12/01/29
    0


    3106093          074/G02             F           45,400.00         ZZ
                                         360         45,352.74          1
    1000 N 22ND STREET                 9.250            373.50         90
                                       9.000            373.50       50,470.00
    WACO             TX   76707          1            11/19/99         14
    0431756972                           05           01/01/00         25
1


    1539043310                           N            12/01/29
    0


    3106094          074/G02             F          376,000.00         ZZ
                                         360        375,576.84          1
    659 40TH AVENUE                    8.875          2,991.63         80
                                       8.625          2,991.63      470,000.00
    SAN FRANCISCO    CA   94121          1            11/16/99         00
    0431756881                           05           01/01/00          0
    1557040958                           O            12/01/29
    0


    3106095          074/G02             F          156,000.00         ZZ
                                         360        155,815.12          4
    1036 AND 1038 25TH ST              8.625          1,213.36         79
                                       8.375          1,213.36      198,000.00
    OGDEN            UT   84401          2            11/29/99         00
    0431756873                           05           01/01/00          0
    1557041677                           N            12/01/29
    0


    3106096          074/G02             F          280,000.00         ZZ
                                         360        279,692.95          1
    830 PACHECO DRIVE                  9.000          2,252.95         71
                                       8.750          2,252.95      399,000.00
    MILPITAS         CA   95035          2            11/08/99         00
    0431756865                           05           01/01/00          0
    1561461971                           O            12/01/29
    0


    3106098          074/G02             F          316,400.00         ZZ
                                         360        316,043.91          1
    3217 AMARO LANE                    8.875          2,517.43         80
                                       8.625          2,517.43      395,560.00
    SAN JOSE         CA   95135          1            11/09/99         00
    0431756857                           03           01/01/00          0
    1561462806                           O            12/01/29
    0


    3106099          074/G02             F          380,600.00         ZZ
                                         360        380,171.67          1
    721 SALTILLO PLACE                 8.875          3,028.23         80
                                       8.625          3,028.23      475,800.00
    FREMONT          CA   94536          1            11/20/99         00
    0431756824                           03           01/01/00          0
    1561462817                           O            12/01/29
    0


1


    3106100          074/G02             F           80,000.00         ZZ
                                         360         79,920.99          4
    11126 BEL AIR DRIVE                9.500            672.68         90
                                       9.250            672.68       88,900.00
    SAN ANTONIO      TX   78213          1            11/15/99         10
    0431756832                           05           01/01/00         25
    1563317626                           N            12/01/29
    0


    3106101          074/G02             F          108,800.00         ZZ
                                         360        108,187.01          1
    5152 SELENA DRIVE                  7.875            788.88         85
                                       7.625            788.88      128,000.00
    STONE MOUNTAIN   GA   30087          5            05/03/99         14
    0431756774                           05           07/01/99         12
    1566172508                           O            06/01/29
    0


    3106103          074/G02             F          284,000.00         ZZ
                                         360        283,654.68          1
    1836 CANYON HEIGHTS RD             8.500          2,183.72         80
                                       8.250          2,183.72      355,000.00
    FALLBROOK        CA   92028          1            11/17/99         00
    0431756808                           05           01/01/00          0
    1567292684                           O            12/01/29
    0


    3106106          074/G02             F          256,000.00         ZZ
                                         360        255,277.40          1
    1315 STREET LAURENCE DR            8.625          1,991.15         80
                                       8.375          1,991.15      320,000.00
    ALPHARETTA       GA   30201          1            11/02/99         00
    0431756766                           03           12/01/99          0
    1577280160                           O            11/01/29
    0


    3106107          074/G02             F          123,500.00         ZZ
                                         360        123,415.00          1
    855 CAMPBELL LEAD RD #210          7.875            895.47         65
                                       7.625            895.47      190,000.00
    GATLINBURG       TN   37738          2            12/09/99         00
    0431756758                           08           02/01/00          0
    1577285109                           N            01/01/30
    0


    3106108          074/G02             F           56,700.00         ZZ
                                         360         56,668.20          1
    2151 CAMBRIDGE ROAD                8.875            451.14         90
                                       8.625            451.14       63,000.00
1


    ATLANTA          GA   30337          1            12/03/99         14
    0431756741                           05           02/01/00         25
    1577287148                           N            01/01/30
    0


    3106109          074/G02             F          375,200.00         ZZ
                                         360        374,960.74          1
    31 SUSSEX LANE                     8.250          2,818.76         80
                                       8.000          2,818.76      469,000.00
    HILTON HEAD ISL  SC   29926          1            12/09/99         00
    0431756725                           03           02/01/00          0
    1577287953                           O            01/01/30
    0


    3106110          074/G02             F          107,100.00         ZZ
                                         360        106,982.54          1
    795 EAST PINEWOOD DRIVE            9.000            861.76         90
                                       8.750            861.76      119,000.00
    SANDY            UT   84094          1            11/04/99         11
    0431756717                           05           01/01/00         25
    1579119144                           N            12/01/29
    0


    3106112          074/G02             F           53,900.00         ZZ
                                         360         53,745.05          3
    20 20 1/2 5TH AVENUE & 504 W       8.625            419.23         90
    FIRST ST                           8.375            419.23       59,900.00
    LAUREL           MT   59044          1            11/22/99         01
    0431756709                           05           01/01/00         25
    1579124869                           N            12/01/29
    0


    3106113          074/G02             F           93,600.00         ZZ
                                         360         93,505.09          4
    52 & 54 POND STREET                9.375            778.52         90
                                       9.125            778.52      104,000.00
    PAWTUCKET        RI   02860          1            11/30/99         11
    0431756683                           05           01/01/00         25
    1580177782                           N            12/01/29
    0


    3106115          074/G02             F           67,500.00         ZZ
                                         360         67,422.03          3
    25-27 NEWTON STREET                8.750            531.03         90
                                       8.500            531.03       75,000.00
    PROVIDENCE       RI   02907          1            11/30/99         11
    0431756659                           05           01/01/00         25
    1580180197                           N            12/01/29
    0
1




    3106116          074/G02             F          121,500.00         ZZ
                                         360        121,373.52          3
    12-14 SAUNDERS STREET              9.250            999.56         90
                                       9.000            999.56      135,000.00
    PORTLAND         ME   04103          1            11/22/99         14
    0431756634                           05           01/01/00         25
    1580180517                           N            12/01/29
    0


    3106117          074/G02             F           62,900.00         ZZ
                                         360         62,867.38          3
    106 WASHINGTON STREET              9.250            517.47         90
                                       9.000            517.47       69,900.00
    ROCHESTER        NH   03867          1            12/08/99         11
    0431756618                           05           02/01/00         25
    1580181666                           N            01/01/30
    0


    3106118          074/G02             F          103,950.00         ZZ
                                         360        103,838.45          3
    6705 ALEXANDER                     9.125            845.78         90
                                       8.875            845.78      115,500.00
    HAMMOND          IN   46323          1            11/23/99         01
    0431756592                           05           01/01/00         25
    1581341076                           N            12/01/29
    0


    3106119          074/G02             F           50,400.00         ZZ
                                         360         50,350.20          4
    110 S MERRIMAC STREET              9.500            423.80         90
                                       9.250            423.80       56,000.00
    PONTIAC          MI   48340          1            11/19/99         11
    0431756535                           05           01/01/00         25
    1581361313                           N            12/01/29
    0


    3106120          074/G02             F           46,300.00         ZZ
                                         360         46,271.22          1
    558 NASH STREET                    8.375            351.92         90
                                       8.125            351.92       51,450.00
    AKRON            OH   44306          1            12/03/99         14
    0431756444                           05           02/01/00         25
    1581366634                           N            01/01/30
    0


    3106121          074/G02             F          116,350.00         ZZ
                                         360        116,222.42          4
1


    10145 CHAUCER                      9.000            936.18         90
                                       8.750            936.18      129,300.00
    OVERLAND         MO   63114          1            11/23/99         11
    0431756410                           05           01/01/00         25
    1583252013                           N            12/01/29
    0


    3106123          074/G02             F          350,000.00         ZZ
                                         360        349,823.25          1
    14601 N SOMERSET CIRCLE            9.375          2,911.13         64
                                       9.125          2,911.13      555,000.00
    LIBERTYVILLE     IL   60048          2            12/02/99         00
    0431756402                           05           02/01/00          0
    1583258778                           O            01/01/30
    0


    3106124          074/G02             F          342,500.00         ZZ
                                         360        342,143.50          1
    6227 BLUE SPRUCE COURT             9.250          2,817.67         63
                                       9.000          2,817.67      550,000.00
    LONG GROVE       IL   60047          2            11/29/99         00
    0431756394                           05           01/01/00          0
    1583259260                           O            12/01/29
    0


    3106125          074/G02             F          107,100.00         ZZ
                                         360        106,991.40          2
    1441 41ST STREET                   9.375            890.81         90
                                       9.125            890.81      119,000.00
    NORFOLK          VA   23508          1            11/09/99         11
    0431756378                           05           01/01/00         25
    1587266971                           N            12/01/29
    0


    3106126          074/G02             F           73,500.00         ZZ
                                         360         73,417.28          1
    530 OCEAN DRIVE                    8.875            584.80         75
                                       8.625            584.80       98,000.00
    MIAMI BEACH      FL   33139          1            11/29/99         00
    0431756352                           01           01/01/00          0
    1589392569                           N            12/01/29
    0


    3106127          074/G02             F          440,000.00         ZZ
                                         360        439,726.51          1
    10801 ROCHESTER AVENUE             8.375          3,344.32         80
                                       8.125          3,344.32      550,000.00
    LOS ANGELES      CA   90024          1            12/01/99         00
    0431756345                           05           02/01/00          0
1


    1595174041                           O            01/01/30
    0


    3106128          074/G02             F          263,200.00         ZZ
                                         360        262,863.17          1
    5791 CARLIN AVENUE                 8.250          1,977.34         80
                                       8.000          1,977.34      330,000.00
    WESTMINSTER      CA   92683          2            11/23/99         00
    0431756337                           03           01/01/00          0
    1595186346                           O            12/01/29
    0


    3106131          074/G02             F           82,800.00         ZZ
                                         360         82,704.37          3
    1501 15TH AVENUE                   8.750            651.39         90
                                       8.500            651.39       92,000.00
    ROCKFORD         IL   61104          1            11/30/99         01
    0431756279                           05           01/01/00         25
    1607707728                           O            12/01/29
    0


    3106132          074/G02             F           80,900.00         ZZ
                                         360         80,806.58          3
    542 NORTH MONTELLO S               8.750            636.44         90
                                       8.500            636.44       89,900.00
    BROCKTON         MA   02301          1            11/12/99         04
    0431756261                           05           01/01/00         25
    1811098558                           N            12/01/29
    0


    3106136          074/074             F          292,000.00         ZZ
                                         360        291,818.50          1
    19 NICOLE LOOP                     8.375          2,219.42         80
                                       8.125          2,219.42      365,000.00
    STATEN ISLAND    NY   10301          1            12/03/99         00
    1106281552                           03           02/01/00          0
    1106281552                           O            01/01/30
    0


    3106138          074/074             F          400,000.00         ZZ
                                         360        399,775.75          2
    14-06 WATERS EDGE DRIVE            8.875          3,182.58         75
                                       8.625          3,182.58      535,000.00
    BAYSIDE          NY   11360          1            12/03/99         00
    1111329873                           05           02/01/00          0
    1111329873                           O            01/01/30
    0


1


    3106140          074/074             F          112,900.00         ZZ
                                         360        112,779.38          4
    1103 SW 15 TERRACE                 9.125            918.59         90
                                       8.875            918.59      125,540.00
    FT LAUDERDALE    FL   33312          1            12/01/99         01
    1302051383                           05           01/01/00         25
    1302051383                           N            12/01/29
    0


    3106141          074/074             F          112,900.00         ZZ
                                         360        112,779.38          4
    1105 SW 15 TERRACE                 9.125            918.59         90
                                       8.875            918.59      125,540.00
    FORT LAUDERDALE  FL   33312          1            12/01/99         01
    1302051394                           05           01/01/00         25
    1302051394                           N            12/01/29
    0


    3106142          074/074             F           94,500.00         ZZ
                                         360         94,393.64          2
    64 MORNINGSIDE DRIVE               8.875            751.89         90
                                       8.625            751.89      105,000.00
    WATERBURY        CT   06708          1            12/03/99         11
    1580180029                           05           01/01/00         25
    1580180029                           N            12/01/29
    0


    3106144          074/074             F           93,500.00         ZZ
                                         360         93,400.10          4
    412-414WHITTAKER AVENUE            9.125            760.75         78
                                       8.875            760.75      120,000.00
    TRENTON          NJ   08611          2            11/15/99         00
    1587264353                           05           01/01/00          0
    1587264353                           N            12/01/29
    0


    3107821          E86/G02             F          139,500.00         ZZ
                                         360        139,431.39          1
    28 EAST BIRCH STREET               9.500          1,172.99         90
                                       9.250          1,172.99      155,000.00
    CENTRAL ISLIP    NY   11722          1            12/13/99         14
    0431753359                           05           02/01/00         25
    54967                                N            01/01/30
    0


    3107853          737/G02             F           54,900.00         ZZ
                                         360         54,873.70          2
    1736 HAWTHORNE AVENUE              9.625            466.64         90
                                       9.375            466.64       61,000.00
1


    COLLEGE PARK     GA   30337          1            12/20/99         10
    0431743053                           05           02/01/00         25
    2000273                              N            01/01/30
    0


    3108019          623/G02             F          134,900.00         ZZ
                                         360        134,830.06          4
    476-482 BARNETT ROAD               9.250          1,109.79         90
                                       9.000          1,109.79      149,900.00
    COLUMBUS         OH   43213          1            12/15/99         01
    0431743145                           05           02/01/00         25
    1418337                              N            01/01/30
    0


    3108111          E60/G02             F          239,900.00         ZZ
                                         360        239,778.85          1
    520 HILL STREET                    9.375          1,995.37         69
                                       9.125          1,995.37      350,000.00
    SAN LUIS OBISPO  CA   93401          1            12/16/99         00
    0431747575                           05           02/01/00          0
    512191                               N            01/01/30
    0


    3108225          830/G02             F           50,000.00         ZZ
                                         360         49,976.05          1
    30 SOUTH 1ST EAST                  9.625            424.99         72
                                       9.375            424.99       69,500.00
    SMITHFIELD       UT   84335          5            12/16/99         00
    0431748110                           05           02/01/00          0
    544099                               N            01/01/30
    0


    3108448          168/168             F          175,000.00         ZZ
                                         360        174,888.41          1
    27 CHERYL DRIVE                    8.250          1,314.72         69
                                       8.000          1,314.72      254,900.00
    SHOREHAM         NY   11786          1            12/17/99         00
    249506203                            05           02/01/00          0
    249506203                            O            01/01/30
    0


    3109201          738/G02             F          124,200.00         ZZ
                                         360        124,126.67          1
    1729 DEARMON DR                    8.625            966.02         90
                                       8.375            966.02      138,000.00
    CHARLOTTE        NC   28205          1            12/20/99         01
    0431797364                           05           02/01/00         25
    5277997                              O            01/01/30
    0
1




    3109395          K08/G02             F          580,000.00         ZZ
                                         360        579,666.31          1
    18 CONNOR LANE                     8.750          4,562.86         69
                                       8.500          4,562.86      850,000.00
    PRINCETON        MA   01541          5            12/20/99         00
    0411729924                           05           02/01/00          0
    0411729924                           O            01/01/30
    0


    3109396          K08/G02             F          157,250.00         ZZ
                                         360        157,170.59          1
    28442 THORNY BRAE                  9.375          1,307.93         85
                                       9.125          1,307.93      185,000.00
    FARMINGTON HILL  MI   48331          5            12/20/99         10
    0411731326                           05           02/01/00         12
    0411731326                           O            01/01/30
    0


    3109415          K08/G02             F           72,000.00         ZZ
                                         360         71,961.68          2
    1569 MAPLE                         9.125            585.82         80
                                       8.875            585.82       90,000.00
    WYANDOTTE        MI   48192          1            11/26/99         00
    0411699200                           05           01/01/00          0
    0411699200                           N            12/01/29
    0


    3109420          K08/G02             F          183,350.00         ZZ
                                         360        183,230.06          1
    18748 EAST WHITAKER CIRCLE         8.125          1,361.37         90
                                       7.875          1,361.37      205,000.00
    AURORA           CO   80015          2            12/20/99         10
    0411718679                           03           02/01/00         25
    0411718679                           O            01/01/30
    0


    3109424          K08/G02             F          224,200.00         ZZ
                                         360        224,083.77          1
    3164 WEST 100TH DRIVE              9.250          1,844.44         95
                                       9.000          1,844.44      236,000.00
    WESTMINSTER      CO   80031          5            12/16/99         10
    0411731490                           05           02/01/00         30
    0411731490                           O            01/01/30
    0


    3109426          K08/G02             F          225,150.00         ZZ
                                         360        225,010.06          1
1


    10700 RAWLES ROAD                  8.375          1,711.30         95
                                       8.125          1,711.30      237,000.00
    OAKDALE          CA   95361          5            12/20/99         04
    0411733439                           05           02/01/00         25
    0411733439                           O            01/01/30
    0


    3109427          K08/G02             F          134,500.00         ZZ
                                         360        134,414.24          1
    903 OXBOW TRAIL                    8.250          1,010.45         80
                                       8.000          1,010.45      170,000.00
    MARBLE FALLS     TX   78654          4            12/27/99         00
    0411733603                           05           02/01/00          0
    0411733603                           O            01/01/30
    0


    3109430          K08/G02             F           64,500.00         ZZ
                                         360         64,461.92          1
    724 25TH AVENUE NE                 8.625            501.67         75
                                       8.375            501.67       86,000.00
    GREAT FALLS      MT   59404          5            12/21/99         00
    0411740293                           05           02/01/00          0
    0411740293                           O            01/01/30
    0


    3109431          K08/G02             F           67,500.00         ZZ
                                         360         67,468.51          4
    406 ALTITUDE DRIVE                 9.750            579.93         90
                                       9.500            579.93       75,000.00
    SAN ANTONIO      TX   78227          1            12/27/99         04
    0411747090                           05           02/01/00         25
    0411747090                           N            01/01/30
    0


    3109432          K08/G02             F           47,250.00         ZZ
                                         360         47,223.51          1
    3628 EAST 61ST STREET              8.875            375.94         90
                                       8.625            375.94       52,500.00
    CLEVELAND        OH   44105          1            12/27/99         04
    0411748098                           05           02/01/00         25
    0411748098                           N            01/01/30
    0


    3109433          K08/G02             F           51,200.00         ZZ
                                         360         51,114.94          1
    915 W. GREENWOOD STREET            9.625            435.19         80
                                       9.375            435.19       64,000.00
    FAYETTEVILLE     AR   72701          2            12/23/99         00
    0411749187                           05           02/01/00          0
1


    0411749187                           N            01/01/30
    0


    3109434          K08/G02             F          139,500.00         ZZ
                                         360        139,427.68          1
    7950 S.W. 23 STREET                9.250          1,147.63         90
                                       9.000          1,147.63      156,000.00
    MIAMI            FL   33155          5            12/21/99         01
    0411749997                           05           02/01/00         25
    0411749997                           O            01/01/30
    0


    3109438          K08/G02             F           73,700.00         ZZ
                                         360         73,661.79          1
    2315 SPRINGRIDGE DRIVE             9.250            606.31         90
                                       9.000            606.31       82,000.00
    ARLINGTON        TX   76014          1            12/27/99         10
    0411755887                           05           02/01/00         25
    0411755887                           O            01/01/30
    0


    3109440          K08/G02             F           32,400.00         ZZ
                                         360         32,385.28          1
    21640 HILLSIDE DRIVE               9.875            281.35         90
                                       9.625            281.35       36,000.00
    CLINTON TWP      MI   48035          1            12/27/99         10
    0411756273                           01           02/01/00         25
    0411756273                           N            01/01/30
    0


    3109442          K08/G02             F           53,200.00         ZZ
                                         360         53,170.18          1
    2109 LONGWOOD LANE                 8.875            423.28         70
                                       8.625            423.28       76,000.00
    DALLAS           TX   75228          5            12/20/99         00
    0411759624                           05           02/01/00          0
    0411759624                           O            01/01/30
    0


    3109532          K08/G02             F          307,000.00         ZZ
                                         360        306,827.89          1
    3 VIA TORRE                        8.875          2,442.63         75
                                       8.625          2,442.63      410,000.00
    RANCHO SANTA MA  CA   92688          5            12/14/99         00
    0411696446                           03           02/01/00          0
    0411696446                           O            01/01/30
    0


1


    3109534          K08/G02             F          184,000.00         ZZ
                                         360        183,798.23          1
    7041 STONEBROOK                    9.000          1,480.51         80
                                       8.750          1,480.51      230,000.00
    WEST BLOOMFIELD  MI   48322          1            11/29/99         00
    0411706195                           05           01/01/00          0
    0411706195                           O            12/01/29
    0


    3109536          K08/G02             F          136,800.00         ZZ
                                         360        136,732.71          1
    2945 N 77TH CT                     9.500          1,150.29         90
                                       9.250          1,150.29      152,000.00
    ELMWOOD PARK     IL   60707          1            12/28/99         01
    0411719131                           05           02/01/00         25
    0411708712                           N            01/01/30
    0


    3109537          K08/G02             F           74,600.00         ZZ
                                         240         74,482.88          1
    12154 S ADA ST                     8.625            653.31         89
                                       8.375            653.31       84,000.00
    CHICAGO          IL   60643          2            12/22/99         04
    0411710510                           05           02/01/00         25
    0411710510                           O            01/01/20
    0


    3109538          K08/G02             F          111,000.00         ZZ
                                         360        110,937.77          1
    39260 SCHROEDER                    8.875            883.17         67
                                       8.625            883.17      166,000.00
    CLINTON TWP      MI   48038          1            12/28/99         00
    0411714009                           05           02/01/00          0
    0411714009                           O            01/01/30
    0


    3109541          K08/G02             F           66,000.00         ZZ
                                         360         65,961.04          1
    6851 ROSWELL ROAD                  8.625            513.34         71
    UNIT L19                           8.375            513.34       93,500.00
    ATLANTA          GA   30328          1            12/28/99         00
    0411720634                           01           02/01/00          0
    0411720634                           O            01/01/30
    0


    3109551          K08/G02             F           80,000.00         ZZ
                                         360         79,953.97          1
    22131 SPITZLEY                     8.750            629.36         80
                                       8.125            629.36      100,000.00
1


    CLINTON          MI   49236          1            12/28/99         00
    0411759061                           05           02/01/00          0
    0411759061                           N            01/01/30
    0


    3109555          K08/G02             F           92,000.00         ZZ
                                         360         91,945.68          1
    4947  REVERE COURT                 8.625            715.57         80
                                       8.375            715.57      115,000.00
    DOUGLASVILLE     GA   30135          5            12/22/99         00
    0411764111                           05           02/01/00          0
    0411764111                           O            01/01/30
    0


    3109556          K08/G02             F           72,900.00         ZZ
                                         360         72,865.08          1
    3713 GREENHILL LANE                9.625            619.64         90
                                       9.375            619.64       81,000.00
    GRAND PRAIRIE    TX   75052          1            12/28/99         10
    0411764269                           05           02/01/00         25
    0411764269                           N            01/01/30
    0


    3110493          E82/G02             F          149,750.00         ZZ
                                         360        149,659.28          1
    1374 SUGAR MAPLE LANE              8.500          1,151.45         73
                                       8.250          1,151.45      207,900.00
    LEXINGTON        KY   40511          1            12/30/99         00
    0400237699                           05           02/01/00          0
    0400237699                           N            01/01/30
    0


    3110496          E82/G02             F          110,000.00         T
                                         360        109,944.46          1
    493 OCEAN BLVD UNIT 16             9.375            914.92         63
                                       9.125            914.92      175,000.00
    HAMPTON          NH   03842          5            12/23/99         00
    0400247193                           01           02/01/00          0
    0400247193                           O            01/01/30
    0


    3110780          637/G02             F          124,600.00         ZZ
                                         360        124,530.15          1
    834 MUIRFIELD ROAD                 8.875            991.37         70
                                       8.375            991.37      178,000.00
    KELLER           TX   76248          1            12/08/99         00
    0431763648                           05           02/01/00          0
    001900711                            N            01/01/30
    0
1




    3111044          E82/G02             F          127,000.00         ZZ
                                         360        126,928.80          2
    33 ALSTON STREET                   8.875          1,010.47         64
                                       8.625          1,010.47      200,000.00
    SOMERVILLE       MA   02145          5            12/28/99         00
    0400201497                           05           02/01/00          0
    0400201497                           N            01/01/30
    0


    3111174          A38/G02             F           58,050.00         ZZ
                                         360         58,017.46          1
    5927 HOLLOW PINE DRIVE             8.875            461.87         90
                                       8.625            461.87       64,500.00
    HOUSTON          TX   77049          1            12/14/99         10
    0431745462                           03           02/01/00         25
    2430530                              N            01/01/30
    0


    3111768          F36/G02             F           77,000.00         ZZ
                                         360         76,057.08          1
    6106 24TH STREET NW                9.000            619.56         67
                                       8.750            619.56      115,000.00
    GIG HARBOR       WA   98335          5            12/14/99         00
    0431740232                           05           02/01/00          0
    06502913                             N            01/01/30
    0


    3112082          562/G02             F          283,500.00         ZZ
                                         360        283,219.99          2
    118-07 14TH ROAD                   9.500          2,383.83         90
                                       9.250          2,383.83      315,000.00
    COLLEGE POINT    NY   11356          1            11/15/99         04
    0431750942                           05           01/01/00         25
    620385                               N            12/01/29
    0


    3112202          742/G02             F           63,000.00         ZZ
                                         360         62,968.19          4
    107-109 EAST COLUMBUS AVENUE       9.375            524.00         90
                                       9.125            524.00       70,000.00
    PITTSON          PA   18640          1            12/22/99         04
    0431750058                           05           02/01/00         25
    4878393                              N            01/01/30
    0


    3112723          286/286             F          228,000.00         ZZ
                                         360        227,526.17          1
1


    220 CANOE BRANCH LANDING           7.875          1,653.16         80
                                       7.625          1,653.16      285,000.00
    CASTALIAN SPRIN  TN   37031          2            11/01/99         00
    0000641870                           05           12/01/99          0
    0000641870                           O            11/01/29
    0


    3112724          286/286             F          456,000.00         ZZ
                                         360        455,230.96          1
    5909 NORTH KOLMAR                  8.125          3,385.79         80
                                       7.875          3,385.79      570,000.00
    CHICAGO          IL   60646          1            11/15/99         00
    0000643589                           05           01/01/00          0
    0000643589                           O            12/01/29
    0


    3112730          286/286             F          192,500.00         ZZ
                                         360        192,271.87          1
    1769 COUNTY RD 17                  8.625          1,497.25         69
                                       8.375          1,497.25      282,000.00
    ROLLINSVILLE     CO   80474          5            11/17/99         00
    0000645788                           05           01/01/00          0
    0000645788                           O            12/01/29
    0


    3112732          286/286             F          286,200.00         ZZ
                                         360        280,364.96          2
    32-49 70TH ST                      8.250          2,150.13         90
                                       8.000          2,150.13      318,000.00
    JACKSON HEIGHTS  NY   11369          1            08/25/97         12
    0008638879                           07           10/01/97         25
    0008638879                           O            09/01/27
    0


    3112735          286/286             F          110,000.00         ZZ
                                         360        109,869.65          1
    5 DOUGLAS AVENUE                   8.625            855.57         75
                                       8.375            855.57      147,000.00
    MANOMET          MA   02360          5            11/22/99         00
    0009664369                           05           01/01/00          0
    0009664369                           N            12/01/29
    0


    3113040          K08/G02             F           54,000.00         ZZ
                                         360         53,972.01          2
    212 OHIO ST                        9.250            444.24         90
                                       9.000            444.24       60,000.00
    JOLIET           IL   60432          1            12/29/99         01
    0411743024                           05           02/01/00         25
1


    0411743024                           N            01/01/30
    0


    3113042          K08/G02             F           91,800.00         ZZ
                                         360         91,749.86          1
    1416 WAVERLY STREET                9.000            738.64         90
                                       8.750            738.64      102,000.00
    HOUSTON          TX   77008          1            12/28/99         04
    0411747942                           05           02/01/00         25
    0411747942                           N            01/01/30
    0


    3113043          K08/G02             F           53,600.00         ZZ
                                         360         53,574.99          1
    1311 N FRANCES STREET              9.750            460.51         80
                                       9.500            460.51       67,000.00
    TERRELL          TX   75160          2            12/29/99         00
    0411748452                           05           02/01/00          0
    0411748452                           N            01/01/30
    0


    3113045          K08/G02             F          112,100.00         T
                                         360        112,022.86          1
    6 DUTTON DRIVE                     7.875            812.80         75
                                       7.625            812.80      150,000.00
    PAGOSA SPRINGS   CO   81147          2            12/29/99         00
    0411748866                           05           02/01/00          0
    0411748866                           O            01/01/30
    0


    3113047          K08/G02             F           44,000.00         ZZ
                                         360         43,976.58          1
    5550 LAKESIDE DRIVE, UNIT #201     9.125            358.00         79
                                       8.875            358.00       56,100.00
    MARGATE          FL   33063          1            12/29/99         00
    0411750847                           01           02/01/00          0
    0411750847                           O            01/01/30
    0


    3113048          K08/G02             F          103,550.00         ZZ
                                         360        103,493.44          2
    109  HAMILTON STREET               9.000            833.19         95
                                       8.750            833.19      109,000.00
    BOUND BROOK      NJ   08805          1            12/29/99         10
    0411752967                           05           02/01/00         30
    0411752967                           O            01/01/30
    0


1


    3113049          K08/G02             F           62,100.00         ZZ
                                         360         62,067.81          1
    3733 ATLANTIC ROAD                 9.250            510.88         90
                                       9.000            510.88       69,000.00
    PALM BEACH GARD  FL   33410          1            12/29/99         11
    0411754211                           05           02/01/00         25
    0411754211                           O            01/01/30
    0


    3113053          K08/G02             F           73,000.00         ZZ
                                         360         72,965.03          4
    708 QUINCY STREET                  9.625            620.49         95
                                       9.375            620.49       76,887.00
    SAN ANTONIO      TX   78215          1            12/22/99         04
    0411757636                           05           02/01/00         30
    0411757636                           O            01/01/30
    0


    3113055          K08/G02             F           55,500.00         ZZ
                                         360         55,447.24          1
    167 ANISTASIA DRIVE                8.625            431.67         94
                                       8.375            431.67       59,500.00
    FERGUSON         MO   63135          5            12/23/99         01
    0411762321                           05           02/01/00         30
    0411762321                           O            01/01/30
    0


    3113056          K08/G02             F          212,000.00         ZZ
                                         360        211,884.20          1
    3100 BRAZOS COURT                  9.000          1,705.80         80
                                       8.750          1,705.80      265,000.00
    HURST            TX   76054          1            12/22/99         00
    0411762529                           05           02/01/00          0
    0411762529                           N            01/01/30
    0


    3113057          K08/G02             F          300,000.00         ZZ
                                         360        299,848.50          4
    5943-45 PALO PINTO AVENUE          9.375          2,495.25         89
                                       9.125          2,495.25      340,000.00
    DALLAS           TX   75206          1            12/29/99         01
    0411764137                           05           02/01/00         25
    0411764137                           N            01/01/30
    0


    3113059          K08/G02             F          202,300.00         ZZ
                                         240        201,987.35          1
    4 ANDERSON PLACE                   8.750          1,787.75         85
                                       8.500          1,787.75      240,000.00
1


    OXFORD           AL   36203          5            12/23/99         10
    0411765084                           05           02/01/00         12
    0411765084                           O            01/01/20
    0


    3113063          K08/G02             F           76,500.00         ZZ
                                         360         76,461.37          2
    4163 & 4165 CASS ST.               9.375            636.29         90
                                       9.125            636.29       85,000.00
    OMAHA            NE   68131          1            12/29/99         04
    0411767429                           05           02/01/00         25
    0411767429                           N            01/01/30
    0


    3115795          K08/G02             F          138,000.00         ZZ
                                         360        137,918.53          1
    9851 E. LINDSEY                    8.625          1,073.35         77
                                       8.375          1,073.35      179,314.00
    NORMAN           OK   73071          5            12/23/99         00
    0411401508                           05           02/01/00          0
    0411401508                           O            01/01/30
    0


    3115797          K08/G02             F           49,900.00         ZZ
                                         360         49,877.92          1
    313 W. LEHOW AVENUE, #21          10.000            437.91         75
                                       9.750            437.91       66,575.00
    ENGLEWOOD        CO   80110          1            12/30/99         00
    0411585706                           01           02/01/00          0
    0411585706                           N            01/01/30
    0


    3115799          K08/G02             F           60,000.00         ZZ
                                         360         59,967.23          1
    1904 N. FIREWOOD AVENUE            9.000            482.77         80
                                       8.750            482.77       75,000.00
    BROKEN ARROW     OK   74012          1            12/30/99         00
    0411639214                           05           02/01/00          0
    0411639214                           N            01/01/30
    0


    3115800          K08/G02             F           28,800.00         ZZ
                                         360         28,783.43          1
    3613 E 30TH ST                     8.750            226.57         80
                                       8.500            226.57       36,000.00
    INDIANAPOLIS     IN   46218          5            12/30/99         00
    0411664865                           05           02/01/00          0
    0411664865                           N            01/01/30
    0
1




    3115801          K08/G02             F           67,050.00         ZZ
                                         360         67,012.41          2
    3126 & 3128 SCOTCH MOSS LANE       8.875            533.48         90
                                       8.625            533.48       74,500.00
    LA PORTE         TX   77571          1            12/22/99         10
    0411672694                           05           02/01/00         25
    0411672694                           N            01/01/30
    0


    3115803          K08/G02             F          108,500.00         ZZ
                                         360        108,446.63          2
    713-717 W SHAKOPEE AVE AV          9.500            912.33         70
                                       9.250            912.33      156,000.00
    SHAKOPEE         MN   55379          1            12/30/99         00
    0411702962                           05           02/01/00          0
    0411702962                           N            01/01/30
    0


    3115804          K08/G02             F          110,700.00         ZZ
                                         360        110,629.41          1
    4109 LAURA LANE                    8.250            831.65         90
                                       8.000            831.65      123,000.00
    YAKIMA           WA   98908          1            12/23/99         04
    0411709751                           05           02/01/00         25
    0411709751                           O            01/01/30
    0


    3115805          K08/G02             F           52,500.00         ZZ
                                         360         52,464.77          1
    2724 EAST 16TH AVENUE              8.000            385.23         68
                                       7.750            385.23       78,000.00
    SPOKANE          WA   99223          1            12/20/99         00
    0411710486                           05           02/01/00          0
    0411710486                           N            01/01/30
    0


    3115806          K08/G02             F          265,600.00         ZZ
                                         360        265,443.19          1
    3001 SW 189 TERRACE                8.625          2,065.81         80
                                       8.375          2,065.81      332,014.00
    MIRAMAR          FL   33029          1            12/30/99         00
    0411715808                           03           02/01/00          0
    0411715808                           O            01/01/30
    0


    3115809          K08/G02             F          240,000.00         ZZ
                                         360        239,850.83          3
1


    1954,1956 & 1958 GRAND AVENUE      8.375          1,824.17         73
                                       8.125          1,824.17      330,000.00
    VENTURA          CA   93003          5            12/20/99         00
    0411727894                           05           02/01/00          0
    0411727894                           O            01/01/30
    0


    3115810          K08/G02             F           71,250.00         ZZ
                                         360         71,210.05          1
    3234 BIRCH AVENUE                  8.875            566.90         75
                                       8.625            566.90       95,000.00
    BREMERTON        WA   98310          5            12/27/99         00
    0411730609                           05           02/01/00          0
    0411730609                           N            01/01/30
    0


    3115811          K08/G02             F           77,500.00         ZZ
                                         360         77,461.88          4
    30-32 CENTER STREET                9.500            651.66         87
                                       9.250            651.66       90,000.00
    BRIDGEPORT       CT   06608          1            12/30/99         10
    0411731003                           05           02/01/00         25
    0411731003                           N            01/01/30
    0


    3115813          K08/G02             F           80,800.00         ZZ
                                         360         80,753.52          1
    271 NW 147 STREET                  8.750            635.65         82
                                       8.500            635.65       99,000.00
    MIAMI            FL   33168          2            12/30/99         10
    0411734056                           05           02/01/00         20
    0411734056                           N            01/01/30
    0


    3115816          K08/G02             F           57,250.00         ZZ
                                         360         57,221.09          1
    1900 NORTH KEY BOULEVARD           9.375            476.18         72
    UNIT 9460                          9.125            476.18       80,000.00
    ARLINGTON        VA   22201          2            12/30/99         00
    0411738826                           01           02/01/00          0
    0411738826                           N            01/01/30
    0


    3115818          K08/G02             F           85,000.00         ZZ
                                         360         84,953.57          4
    2756 ENSLIN ST                     9.000            683.93         78
                                       8.750            683.93      110,000.00
    CINCINNATI       OH   45225          2            12/30/99         00
    0411741572                           05           02/01/00          0
1


    0411741572                           N            01/01/30
    0


    3115823          K08/G02             F           54,000.00         ZZ
                                         360         53,973.44          1
    216 BENNETT STREET                 9.500            454.06         90
                                       9.250            454.06       60,000.00
    WINTER SPRINGS   FL   32708          1            12/23/99         01
    0411745011                           05           02/01/00         25
    0411745011                           N            01/01/30
    0


    3115824          K08/G02             F           97,600.00         ZZ
                                         360         97,546.69          1
    600 NORTH BREA BOULEVARD UNIT      9.000            785.31         80
                                       8.750            785.31      122,000.00
    BREA             CA   92821          5            12/23/99         00
    0411745136                           01           02/01/00          0
    0411745136                           O            01/01/30
    0


    3115825          K08/G02             F           43,000.00         ZZ
                                         360         42,978.85          1
    1804 SOUTH PERRY STREET            9.500            361.57         80
                                       9.250            361.57       54,000.00
    GASTONIA         NC   28052          2            12/30/99         00
    0411747116                           05           02/01/00          0
    0411747116                           N            01/01/30
    0


    3115826          K08/G02             F           39,900.00         ZZ
                                         360         39,880.38          1
    2001 FOXWORTH STREET               9.500            335.50         80
                                       9.250            335.50       50,000.00
    GASTONIA         NC   28052          2            12/30/99         00
    0411747538                           05           02/01/00          0
    0411747538                           N            01/01/30
    0


    3115828          K08/G02             F           47,900.00         ZZ
                                         360         47,876.44          1
    2119 HARTFORD ROAD                 9.500            402.77         80
                                       9.250            402.77       60,000.00
    GASTONIA         NC   28052          2            12/30/99         00
    0411748023                           05           02/01/00          0
    0411748023                           N            01/01/30
    0


1


    3115830          K08/G02             F          112,500.00         ZZ
                                         360        112,424.84          4
    1128 DIMARCO DRIVE UNIT A-D        9.625            956.24         90
                                       9.375            956.24      125,000.00
    MARRERO          LA   70072          1            12/28/99         04
    0411751514                           05           02/01/00         25
    0411751514                           N            01/01/30
    0


    3115831          K08/G02             F           20,000.00         ZZ
                                         360         19,987.25          1
    360 WEST SPRING STREET             8.250            150.25         80
    UNIT # D18                         8.000            150.25       25,000.00
    WEST HAVEN       CT   06516          1            12/30/99         00
    0411751621                           01           02/01/00          0
    0411751621                           N            01/01/30
    0


    3115832          K08/G02             F          104,250.00         ZZ
                                         360        104,190.02          1
    1204 STAPLE COVE                   8.750            820.14         90
                                       8.500            820.14      115,848.00
    PFLUGERVILLE     TX   78660          1            12/30/99         04
    0411752744                           05           02/01/00         25
    0411752744                           O            01/01/30
    0


    3115834          K08/G02             F           88,650.00         ZZ
                                         360         88,601.58          2
    1902 NICOLE CIRCLE                 9.000            713.30         90
                                       8.750            713.30       98,500.00
    ROUND ROCK       TX   78664          1            12/23/99         01
    0411756174                           05           02/01/00         25
    0411756174                           N            01/01/30
    0


    3115835          K08/G02             F          171,050.00         ZZ
                                         360        170,849.01          1
    12105 PORTOBELLA DRIVE             8.625          1,330.41         46
                                       8.375          1,330.41      377,355.00
    AUSTIN           TX   78732          1            12/23/99         00
    0411756745                           03           02/01/00          0
    0411756745                           O            01/01/30
    0


    3115837          K08/G02             F           69,300.00         ZZ
                                         360         69,265.92          2
    3727 PARK                          9.500            582.71         90
                                       9.250            582.71       77,000.00
1


    STEGER           IL   60425          1            12/30/99         10
    0411759111                           05           02/01/00         25
    0411759111                           N            01/01/30
    0


    3115838          K08/G02             F           55,800.00         ZZ
                                         360         55,772.55          1
    1714 CENTER ST.                    9.500            469.20         90
                                       9.250            469.20       62,000.00
    CREST HILL       IL   60435          1            12/30/99         04
    0411759814                           05           02/01/00         25
    0411759814                           N            01/01/30
    0


    3115843          K08/G02             F           76,100.00         ZZ
                                         360         76,057.33          1
    919 VALLEY RANCH DRIVE             8.875            605.49         77
                                       8.625            605.49       99,000.00
    KATY             TX   77450          2            12/30/99         00
    0411764921                           03           02/01/00          0
    0411764921                           N            01/01/30
    0


    3115844          K08/G02             F           68,000.00         ZZ
                                         360         67,964.75          2
    5207 RATON PASS                    9.250            559.42         80
                                       9.000            559.42       85,000.00
    AUSTIN           TX   78724          5            12/30/99         00
    0411764954                           05           02/01/00          0
    0411764954                           N            01/01/30
    0


    3115845          K08/G02             F           62,400.00         ZZ
                                         360         62,365.02          1
    22715 BRAKEN CARTER LANE           8.875            496.48         80
                                       8.625            496.48       78,000.00
    KATY             TX   77449          2            12/27/99         00
    0411765092                           03           02/01/00          0
    0411765092                           N            01/01/30
    0


    3115846          K08/G02             F          227,500.00         ZZ
                                         360        227,388.10          4
    2708 SALADO ST AND 801 WEST 28     9.500          1,912.94         65
                                       9.250          1,912.94      350,000.00
    AUSTIN           TX   78705          5            12/30/99         00
    0411765241                           05           02/01/00          0
    0411765241                           N            01/01/30
    0
1




    3115847          K08/G02             F           77,600.00         ZZ
                                         360         77,556.50          1
    22615 DE VILLE DRIVE               8.875            617.42         80
                                       8.625            617.42       97,000.00
    KATY             TX   77450          2            12/30/99         00
    0411765555                           03           02/01/00          0
    0411765555                           N            01/01/30
    0


    3115848          K08/G02             F          183,500.00         ZZ
                                         360        183,382.99          1
    1645 WHISPERING OAKS COURT         8.250          1,378.57         65
                                       8.000          1,378.57      283,517.00
    WEST CHICAGO     IL   60185          1            12/30/99         00
    0411765597                           05           02/01/00          0
    0411765597                           O            01/01/30
    0


    3115849          K08/G02             F          135,200.00         ZZ
                                         360        135,118.10          1
    11459 BALL ROAD                    8.500          1,039.57         80
                                       8.250          1,039.57      169,000.00
    GRASS VALLEY     CA   95949          1            12/28/99         00
    0411765712                           05           02/01/00          0
    0411765712                           O            01/01/30
    0


    3115850          K08/G02             F           68,200.00         ZZ
                                         360         67,513.62          1
    928 8TH AVE. S.                    9.750            585.94         76
                                       9.500            585.94       90,000.00
    SOUTH ST. PAUL   MN   55075          2            12/30/99         00
    0411767676                           05           02/01/00          0
    0411767676                           N            01/01/30
    0


    3115851          K08/G02             F           72,000.00         ZZ
                                         360         71,967.29          1
    1572 7TH STREET                    9.875            625.21         75
                                       9.625            625.21       96,000.00
    ST. PAUL         MN   55106          5            12/30/99         00
    0411767833                           05           02/01/00          0
    0411767833                           N            01/01/30
    0


    3115852          K08/G02             F           93,600.00         ZZ
                                         360         93,556.33          1
1


    8139 1ST AVENUE SOUTH              9.750            804.17         80
                                       9.500            804.17      117,000.00
    BLOOMINGTON      MN   55420          2            12/30/99         00
    0411767999                           05           02/01/00          0
    0411767999                           N            01/01/30
    0


    3115853          K08/G02             F           86,400.00         ZZ
                                         360         86,355.21          1
    8522 ZUNI                          9.250            710.79         80
                                       9.000            710.79      108,000.00
    UNIVERSAL CITY   TX   78148          5            12/30/99         00
    0411768609                           03           02/01/00          0
    0411768609                           N            01/01/30
    0


    3115858          K08/G02             F          141,100.00         ZZ
                                         360        140,870.70          1
    6947 MAGNOLIA PARK DRIVE           8.875          1,122.65         90
                                       8.625          1,122.65      156,800.00
    NORCROSS         GA   30093          1            12/30/99         01
    0411773682                           05           02/01/00         25
    0411773682                           O            01/01/30
    0


    3116313          134/G02             F           56,400.00         ZZ
                                         360         56,371.52          2
    11140 W NEVADA AVE                 9.375            469.11         79
                                       9.125            469.11       72,000.00
    YOUNGTOWN        AZ   85363          5            12/13/99         00
    0431779990                           05           02/01/00          0
    9292376                              N            01/01/30
    0


    3117051          H19/G02             F          136,000.00         ZZ
                                         360        135,927.62          2
    6351 & 6353 W 49TH STREET          9.125          1,106.55         80
                                       8.875          1,106.55      171,000.00
    MISSION          KS   66202          2            12/29/99         00
    0431753342                           05           02/01/00          0
    1978352                              N            01/01/30
    0


    3117168          L47/G02             F           30,875.00         ZZ
                                         360         30,859.82          1
    545 GENTEEL RIDGE ROAD             9.500            259.61         95
                                       9.250            259.61       32,500.00
    WELLSBURG        WV   26070          1            12/02/99         04
    0431756816                           05           02/01/00         30
1


    0050063996                           O            01/01/30
    0


    3117221          L47/G02             F           61,200.00         ZZ
                                         360         61,149.00          1
    6 ALDEN AVENUE                    10.300            550.69         88
                                      10.050            550.69       70,000.00
    PORTSMOUTH       VA   23702          1            11/05/99         04
    0431750900                           05           01/01/00         25
    0050063792                           N            12/01/29
    0


    3117296          A06/G02             F          124,000.00         ZZ
                                         360        123,924.87          1
    885 WALLACE AVE                    8.500            953.46         58
                                       8.250            953.46      214,000.00
    BALDWIN          NY   11510          1            12/28/99         00
    0431753177                           05           02/01/00          0
    001000009940754                      O            01/01/30
    0


    3117459          E60/G02             F          160,000.00         ZZ
                                         360        159,903.06          1
    4786 MALLARD COURT                 8.500          1,230.27         80
                                       8.250          1,230.27      201,000.00
    PASO ROBLES      CA   93446          5            12/15/99         00
    0431754266                           03           02/01/00          0
    512166                               O            01/01/30
    0


    3117848          M46/G02             F           70,400.00         ZZ
                                         360         70,358.44          2
    4215 LOUETTA ROAD                  8.625            547.56         80
                                       8.375            547.56       88,000.00
    SPRING           TX   77388          1            12/23/99         00
    0431752468                           05           02/01/00          0
    7353864                              N            01/01/30
    0


    3118435          K08/G02             F          135,000.00         ZZ
                                         360        134,937.02          1
    6061 COLLINS AVE                   9.750          1,159.86         90
                                       9.500          1,159.86      150,000.00
    MIAMI BEACH      FL   33149          1            12/31/99         01
    0411722887                           08           02/01/00         30
    0411722887                           O            01/01/30
    0


1


    3118439          K08/G02             F           83,900.00         ZZ
                                         360         83,857.63          1
    5037 W 23RD PLACE                  9.375            697.84         90
                                       9.125            697.84       93,250.00
    CHICAGO          IL   60804          1            12/31/99         01
    0411732126                           05           02/01/00         25
    0411732126                           O            01/01/30
    0


    3118442          K08/G02             F           56,000.00         ZZ
                                         360         55,966.08          1
    RT 2 BOX 139A                      8.500            430.59         78
                                       8.250            430.59       72,000.00
    MARLOW           OK   73055          5            12/27/99         00
    0411751712                           05           02/01/00          0
    0411751712                           O            01/01/30
    0


    3118444          K08/G02             F          156,900.00         ZZ
                                         360        156,812.04          1
    3 WOODBRIDGE LANE                  8.875          1,248.37         60
                                       8.625          1,248.37      262,000.00
    FLETCHER         NC   28732          5            12/27/99         00
    0411752140                           05           02/01/00          0
    0411752140                           O            01/01/30
    0


    3118446          K08/G02             F          100,800.00         ZZ
                                         360        100,744.94          2
    104 NICOLE COVE                    9.000            811.06         90
                                       8.750            811.06      112,000.00
    ROUND ROCK       TX   78664          1            12/23/99         01
    0411756166                           05           02/01/00         25
    0411756166                           N            01/01/30
    0


    3118449          K08/G02             F           48,600.00         ZZ
                                         360         48,576.09          1
    29 CALUMET LANE                    9.500            408.66         90
                                       9.250            408.66       54,000.00
    DAYTON           OH   45427          1            12/31/99         04
    0411766041                           05           02/01/00         25
    0411766041                           N            01/01/30
    0


    3118450          K08/G02             F          237,500.00         ZZ
                                         360        237,117.54          1
    4501 AMANDA COURT                  9.250          1,953.85         95
                                       9.000          1,953.85      250,000.00
1


    ROWLETT          TX   75088          1            12/29/99         01
    0411766744                           03           02/01/00         30
    0411766744                           O            01/01/30
    0


    3118451          K08/G02             F           60,000.00         ZZ
                                         360         59,966.36          1
    6938 NEFF STREET                   8.875            477.39         75
                                       8.625            477.39       80,000.00
    HOUSTON          TX   77074          5            12/31/99         00
    0411766843                           05           02/01/00          0
    0411766843                           N            01/01/30
    0


    3118454          K08/G02             F          472,000.00         ZZ
                                         360        471,742.18          1
    260 CR 1325                        9.000          3,797.82         80
                                       8.750          3,797.82      590,000.00
    BRIDGEPORT       TX   76426          4            12/31/99         00
    0411769789                           05           02/01/00          0
    0411769789                           O            01/01/30
    0


    3118455          K08/G02             F          139,500.00         ZZ
                                         360        139,433.17          4
    3405 KENT STREET                   9.625          1,185.74         90
                                       9.375          1,185.74      155,000.00
    METAIRIE         LA   70006          1            12/31/99         04
    0411772320                           05           02/01/00         25
    0411772320                           N            01/01/30
    0


    3118456          K08/G02             F           89,700.00         ZZ
                                         360         89,654.70          1
    1216 RUTLAND AVENUE                9.375            746.08         90
                                       9.125            746.08       99,700.00
    WEST COLUMBIA    SC   29169          1            12/30/99         01
    0411773427                           05           02/01/00         25
    0411773427                           O            01/01/30
    0


    3118457          K08/G02             F           42,750.00         ZZ
                                         360         42,730.58          1
    1022 BLAKLEY DR                    9.875            371.22         90
                                       9.625            371.22       47,500.00
    DAYTON           OH   45403          1            12/31/99         12
    0411773526                           05           02/01/00         25
    0411773526                           N            01/01/30
    0
1




    3118568          H19/G02             F           41,400.00         ZZ
                                         360         41,379.09          1
    617 WEST 42ND STREET               9.375            344.35         90
                                       9.125            344.35       46,000.00
    INDIANAPOLIS     IN   46208          1            12/30/99         10
    0431753102                           05           02/01/00         25
    0001957711                           N            01/01/30
    0


    3118636          E23/G02             F          151,600.00         ZZ
                                         360        151,505.77          1
    1350 BROOKDALE DRIVE               8.375          1,152.27         66
                                       8.125          1,152.27      232,000.00
    CORONA           CA   92880          2            12/17/99         00
    0431751361                           05           02/01/00          0
    55507416                             O            01/01/30
    0


    3118760          F42/G02             F           76,800.00         ZZ
                                         360         76,758.05          1
    14921 GLASGOW CT                   9.000            617.95         80
                                       8.750            617.95       97,000.00
    TAMPA            FL   33624          1            12/16/99         00
    0431753565                           05           02/01/00          0
    99AH0525                             N            01/01/30
    0


    3119081          E86/G02             F          149,400.00         ZZ
                                         360        149,316.25          1
    54 4TH STREET                      8.875          1,188.69         90
                                       8.625          1,188.69      166,000.00
    BRENTWOOD        NY   11717          2            12/28/99         14
    0431822105                           05           02/01/00         25
    55195                                N            01/01/30
    0


    3119478          134/G02             F           67,950.00         ZZ
                                         360         67,914.77          1
    352 WILSHIRE ST                    9.250            559.01         90
                                       9.000            559.01       75,500.00
    PARK FOREST      IL   60466          1            12/16/99         14
    0431779479                           05           02/01/00         25
    8885543                              N            01/01/30
    0


    3119979          562/G02             F          332,100.00         ZZ
                                         360        331,945.05          4
1


    743 MCDONOUGH STREET               9.750          2,853.26         90
                                       9.500          2,853.26      369,000.00
    BROOKLYN         NY   11233          1            12/17/99         04
    0431753631                           05           02/01/00         25
    631563                               O            01/01/30
    0


    3123528          K08/G02             F           63,200.00         ZZ
                                         360         63,165.48          1
    1008 BROADMOOR DRIVE               9.000            508.52         78
                                       8.750            508.52       82,000.00
    DAYTON           OH   45419          2            12/29/99         00
    0411718166                           05           02/01/00          0
    0411718166                           O            01/01/30
    0


    3123529          K08/G02             F           82,000.00         ZZ
                                         360         81,950.32          1
    18615 SIESTA DRIVE                 8.500            630.51         63
                                       8.250            630.51      132,000.00
    PENN VALLEY      CA   95946          1            12/09/99         00
    0411722176                           05           02/01/00          0
    0411722176                           O            01/01/30
    0


    3123530          K08/G02             F          156,200.00         ZZ
                                         360        156,110.13          4
    185 LAWRENCE STREET                8.750          1,228.83         95
                                       8.500          1,228.83      164,500.00
    NEW BRUNSWICK    NJ   08901          1            01/04/00         04
    0411722267                           05           02/01/00         30
    0411722267                           O            01/01/30
    0


    3123532          K08/G02             F           93,600.00         ZZ
                                         360         93,555.16          4
    1901 TUSA DRIVE                    9.625            795.59         80
                                       9.375            795.59      117,000.00
    VIOLET           LA   70092          2            12/28/99         00
    0411732076                           05           02/01/00          0
    0411732076                           O            01/01/30
    0


    3123537          K08/G02             F           65,100.00         ZZ
                                         360         65,069.63          3
    823 WEST WALNUT AVENUE             9.750            559.31         70
                                       9.500            559.31       93,000.00
    GASTONIA         NC   28052          1            01/04/00         00
    0411748031                           05           02/01/00          0
1


    0411748031                           N            01/01/30
    0


    3123538          K08/G02             F          197,000.00         ZZ
                                         360        197,000.00          1
    1424 SHERMAN AVENUE                8.375          1,497.34         73
                                       8.125          1,497.34      270,000.00
    ALAMEDA          CA   94501          2            12/27/99         00
    0411753718                           05           03/01/00          0
    0411753718                           N            02/01/30
    0


    3123539          K08/G02             F           67,600.00         ZZ
                                         360         67,600.00          1
    400 JONES STREET                   9.875            587.00         80
                                       9.625            587.00       84,500.00
    OLD HICKORY      TN   37138          5            01/04/00         00
    0411755424                           05           03/01/00          0
    0411755424                           N            02/01/30
    0


    3123545          K08/G02             F           77,600.00         ZZ
                                         360         77,560.81          1
    23532 LAKEWOOD DRIVE               9.375            645.44         80
                                       9.125            645.44       97,000.00
    TWAIN HARTE      CA   95383          1            12/22/99         00
    0411763568                           05           02/01/00          0
    0411763568                           N            01/01/30
    0


    3123546          K08/G02             F           76,500.00         ZZ
                                         360         76,464.31          2
    1005-07 MARIGNY STREET             9.750            657.25         90
                                       9.500            657.25       85,000.00
    NEW ORLEANS      LA   70117          1            01/03/00         04
    0411766256                           05           02/01/00         25
    0411766256                           N            01/01/30
    0


    3123552          K08/G02             F          140,700.00         ZZ
                                         360        140,634.36          3
    1712 11TH AVENUE UNITS A-C         9.750          1,208.83         90
                                       9.500          1,208.83      156,385.00
    GREELEY          CO   80631          1            12/30/99         04
    0411774177                           05           02/01/00         25
    0411774177                           N            01/01/30
    0


1


    3123637          E82/G02             F           63,700.00         ZZ
                                         360         63,700.00          1
    RT 1 BOX 14A                       8.250            478.56         75
                                       8.000            478.56       85,000.00
    NEW FAIRVIEW     TX   76078          1            01/05/00         00
    0400246138                           05           03/01/00          0
    0400246138                           O            02/01/30
    0


    3123638          E82/G02             F           63,000.00         ZZ
                                         360         63,000.00          1
    30 ROBERTS STREET                  9.500            529.74         90
                                       9.250            529.74       70,000.00
    MIDDLETOWN       CT   06422          1            01/06/00         04
    0400247227                           05           03/01/00         25
    0400247227                           N            02/01/30
    0


    3124631          G41/G02             F           43,200.00         ZZ
                                         360         43,175.78          2
    22 DIVISION STREET                 8.875            343.72         90
                                       8.625            343.72       48,000.00
    TRENTON          NJ   08611          1            12/20/99         19
    0431748821                           05           02/01/00         25
    62007449                             N            01/01/30
    0


    3124898          737/G02             F          104,750.00         ZZ
                                         360        104,692.79          1
    4518 RIVER BIRCH CIRCLE            9.000            842.84         80
                                       8.750            842.84      130,970.00
    BESSEMER         AL   35022          1            12/30/99         00
    0431786631                           05           02/01/00          0
    2000115                              O            01/01/30
    0


    3125270          286/286             F           86,850.00         ZZ
                                         360         86,747.08          2
    121 NORTH AVE                      8.625            675.52         90
                                       8.375            675.52       96,500.00
    MASSILLION       OH   44646          1            11/22/99         04
    0000642090                           05           01/01/00         25
    0000642090                           N            12/01/29
    0


    3125271          286/286             F          194,400.00         ZZ
                                         360        194,044.19          1
    6445 BURROWS RD                    8.500          1,494.77         80
                                       8.250          1,494.77      243,000.00
1


    COLORADO SPRING  CO   80908          1            11/01/99         00
    0000642184                           05           12/01/99          0
    0000642184                           O            11/01/29
    0


    3125272          286/286             F          382,500.00         ZZ
                                         360        382,122.23          1
    10908 LAKESIDE DRIVE               9.500          3,216.27         75
                                       9.250          3,216.27      510,000.00
    ORLAND PRRK      IL   60467          5            11/17/99         00
    0000642685                           05           01/01/00          0
    0000642685                           O            12/01/29
    0


    3125274          286/286             F          171,000.00         ZZ
                                         360        170,807.57          2
    45 MILLER PLACE                    8.875          1,360.55         95
                                       8.625          1,360.55      180,000.00
    HEMPSTEAD        NY   11550          1            11/04/99         12
    0000642899                           05           01/01/00         30
    0000642899                           O            12/01/29
    0


    3125275          286/286             F           76,500.00         ZZ
                                         360         76,452.45          1
    9374 HUNTERS CREEK                 8.375            581.46         60
                                       8.125            581.46      128,500.00
    CINCINNATI       OH   45242          1            12/03/99         00
    0000643185                           01           02/01/00          0
    0000643185                           O            01/01/30
    0


    3125276          286/286             F           75,000.00         ZZ
                                         360         74,696.48          1
    5380 STEMETTANIA                   8.625            583.35         60
                                       8.375            583.35      125,000.00
    ERIE             PA   16506          1            11/01/99         00
    0000643196                           05           12/01/99          0
    0000643196                           O            11/01/29
    0


    3125277          286/286             F           45,000.00         ZZ
                                         360         44,905.94          1
    471 SE EVANS AVE                   9.000            362.09         90
                                       8.750            362.09       50,000.00
    PORT ST LUCIE    FL   34952          1            11/10/99         10
    0000643301                           05           01/01/00         25
    0000643301                           N            12/01/29
    0
1




    3125278          286/286             F           37,800.00         ZZ
                                         360         37,725.24          1
    250 SW HOMELAND RD                 9.000            304.15         90
                                       8.750            304.15       42,000.00
    PORT ST LUCIE    FL   34953          1            11/01/99         12
    0000643302                           05           01/01/00         25
    0000643302                           N            12/01/29
    0


    3125279          286/286             F          187,000.00         ZZ
                                         360        186,721.86          4
    227 BEACHVIEW DRIVE                9.500          1,572.40         89
                                       9.250          1,572.40      212,000.00
    ROUND LAKE BEAC  IL   60073          2            10/28/99         12
    0000643789                           05           12/01/99         25
    0000643789                           N            11/01/29
    0


    3125281          286/286             F           31,500.00         ZZ
                                         360         31,465.45          1
    742 TIMBERWAY DRIVE                9.000            253.46         90
                                       8.750            253.46       35,000.00
    COLUMBUS         OH   43085          1            11/30/99         12
    0000644397                           01           01/01/00         25
    0000644397                           N            12/01/29
    0


    3125282          286/286             F          185,300.00         ZZ
                                         360        185,107.12          4
    1822,24,26,28 CROMWELL DRIVE       9.250          1,524.42         85
                                       9.000          1,524.42      218,000.00
    AKRON            OH   44313          1            11/29/99         12
    0000644413                           05           01/01/00         12
    0000644413                           N            12/01/29
    0


    3125283          286/286             F           73,800.00         ZZ
                                         360         73,721.14          2
    2365-2367 NICHOLAS                 9.125            600.47         90
                                       8.875            600.47       82,000.00
    AKRON            OH   44305          1            11/22/99         10
    0000644418                           05           01/01/00         25
    0000644418                           N            12/01/29
    0


    3125284          286/286             F           46,000.00         ZZ
                                         360         45,952.12          2
1


    1112 RUSSELL ST                    9.250            378.43         80
                                       9.000            378.43       57,500.00
    COVINGTON        KY   41011          1            11/15/99         00
    0000644846                           05           01/01/00          0
    0000644846                           N            12/01/29
    0


    3125285          286/286             F           75,000.00         ZZ
                                         360         74,915.61          1
    8101 NORTH 89TH DRIVE              8.875            596.73         80
                                       8.625            596.73       93,750.00
    PEORIA           AZ   85345          1            11/22/99         00
    0000645363                           05           01/01/00          0
    0000645363                           O            12/01/29
    0


    3125286          286/286             F          179,600.00         ZZ
                                         360        179,352.00          2
    255 & 257 HAWTHORNE STREET         7.875          1,302.22         80
                                       7.625          1,302.22      224,500.00
    MEMPHIS          TN   38112          1            11/23/99         00
    0000645395                           05           01/01/00          0
    0000645395                           O            12/01/29
    0


    3125287          286/286             F           26,000.00         ZZ
                                         360         25,970.73          2
    216-218 OAK DRIVE                  8.875            206.87         80
                                       8.625            206.87       32,500.00
    MOON TWP         PA   15108          1            11/30/99         00
    0000645396                           05           01/01/00          0
    0000645396                           N            12/01/29
    0


    3125288          286/286             F           53,520.00         ZZ
                                         360         53,461.30          2
    2557 S STATE ST/1710 E SOUTHER     9.000            430.64         80
                                       8.750            430.64       66,900.00
    INDIANAPOLIS     IN   46203          1            11/24/99         00
    0000645519                           05           01/01/00          0
    0000645519                           N            12/01/29
    0


    3125289          286/286             F           45,500.00         ZZ
                                         360         45,275.77          2
    904 SOUTH WALNUT                   8.750            357.95         70
                                       8.500            357.95       65,000.00
    ELDON            MO   65026          5            11/29/99         00
    0000645663                           05           01/01/00          0
1


    0000645663                           N            12/01/29
    0


    3125290          286/286             F           45,500.00         ZZ
                                         360         45,282.65          2
    906 SOUTH WALNUT                   8.750            357.95         70
                                       8.500            357.95       65,000.00
    ELDON            MO   65026          5            11/29/99         00
    0000645664                           05           01/01/00          0
    0000645664                           N            12/01/29
    0


    3125291          286/286             F          200,000.00         ZZ
                                         360        199,721.00          1
    LAKE RD 5 77-G                     8.500          1,537.83         60
                                       8.250          1,537.83      334,300.00
    CAMDENTON        MO   65020          5            11/29/99         00
    0000646287                           05           01/01/00          0
    0000646287                           O            12/01/29
    0


    3125292          286/286             F          196,000.00         ZZ
                                         360        195,884.28          1
    4986 N PEACHTREE RD                8.625          1,524.47         80
                                       8.375          1,524.47      245,000.00
    ATLANTA          GA   30338          1            12/06/99         00
    0000646429                           05           02/01/00          0
    0000646429                           N            01/01/30
    0


    3125293          286/286             F           56,700.00         ZZ
                                         360         56,601.42          1
    802 SOUTHVIEW TERRACE              8.750            446.06         90
                                       8.500            446.06       63,000.00
    PLEASANT HILL    MO   64080          1            11/05/99         11
    0008781468                           05           12/01/99         25
    0008781468                           N            11/01/29
    0


    3125294          286/286             F          112,500.00         ZZ
                                         360        110,915.61          2
    604 ROOSEVELT AVE                  8.370            854.69         90
                                       8.120            854.69      125,000.00
    PLAINFIELD       NJ   07060          2            08/27/98         21
    0009036152                           05           10/01/98         17
    0009036152                           N            09/01/28
    0


1


    3125295          286/286             F          116,000.00         ZZ
                                         360        115,580.06          1
    3332 CREEK BED CT                  8.375            881.69         80
                                       8.125            881.69      145,097.00
    MODESTO          CA   95355          1            10/21/99         00
    0009053607                           05           12/01/99          0
    0009053607                           O            11/01/29
    0


    3125296          286/286             F          138,400.00         ZZ
                                         360        138,222.87          1
    3437 BEAR RIVER CT                 8.250          1,039.76         80
                                       8.000          1,039.76      173,000.00
    MODESTO          CA   95355          1            11/10/99         00
    0009053684                           05           01/01/00          0
    0009053684                           O            12/01/29
    0


    3125297          286/286             F          285,000.00         ZZ
                                         360        284,687.47          3
    45 UPHAM ST                        9.000          2,293.18         95
                                       8.750          2,293.18      300,000.00
    MALDEN           MA   02148          1            11/23/99         11
    0009352462                           05           01/01/00         30
    0009352462                           O            12/01/29
    0


    3125299          286/286             F           69,300.00         ZZ
                                         360         69,229.72          1
    332 5TH ST                         9.375            576.41         90
                                       9.125            576.41       77,000.00
    JERSEY CITY      NJ   07302          1            11/29/99         11
    0009375683                           05           01/01/00         25
    0009375683                           N            12/01/29
    0


    3125300          286/286             F           63,000.00         ZZ
                                         360         62,895.96          1
    1205 HOLLY AVE                     9.000            506.92         90
                                       8.750            506.92       70,000.00
    DAYTON           OH   45410          1            10/29/99         10
    0009425601                           05           12/01/99         25
    0009425601                           N            11/01/29
    0


    3125301          286/286             F           62,100.00         ZZ
                                         360         61,997.45          1
    775 WORK DR                        9.000            499.68         90
                                       8.750            499.68       69,000.00
1


    AKRON            OH   44320          1            10/19/99         01
    0009425627                           05           12/01/99         25
    0009425627                           N            11/01/29
    0


    3125302          286/286             F           49,400.00         ZZ
                                         360         49,376.95          3
    30-32 SANFORD AVE                  9.750            424.43         90
                                       9.500            424.43       54,900.00
    BRIDGEPORT       CT   06604          1            12/02/99         11
    0009433876                           05           02/01/00         25
    0009433876                           N            01/01/30
    0


    3125303          286/286             F          120,000.00         ZZ
                                         360        119,806.96          1
    19 CHELSEABROOK COURT              9.125            976.36         75
                                       8.875            976.36      160,000.00
    MAULDIN          SC   29662          2            10/20/99         00
    0009450328                           03           12/01/99          0
    0009450328                           N            11/01/29
    0


    3125304          286/286             F          121,500.00         ZZ
                                         360        121,304.53          1
    27 CHELSEABROOK COURT              9.125            988.57         75
                                       8.875            988.57      162,000.00
    MAULDIN          SC   29662          2            10/20/99         00
    0009450329                           03           12/01/99          0
    0009450329                           N            11/01/29
    0


    3125305          286/286             F          112,000.00         ZZ
                                         360        111,833.41          1
    25 CHELSEABROOK COURT              9.500            941.76         70
                                       9.250            941.76      160,000.00
    MAULDIN          SC   29662          2            10/20/99         00
    0009450330                           03           12/01/99          0
    0009450330                           N            11/01/29
    0


    3125306          286/286             F          112,700.00         ZZ
                                         360        112,532.36          1
    17 CHELSEABROOK COURT              9.500            947.65         71
                                       9.250            947.65      160,000.00
    MAULDIN          SC   29662          2            10/20/99         00
    0009450331                           03           12/01/99          0
    0009450331                           N            11/01/29
    0
1




    3125307          286/286             F           60,000.00         ZZ
                                         360         59,930.69          1
    1805 MATOAX AVE                    8.750            472.03         75
                                       8.500            472.03       80,500.00
    PETERSBURG       VA   23805          1            11/12/99         00
    0009460797                           05           01/01/00          0
    0009460797                           O            12/01/29
    0


    3125308          286/286             F           62,000.00         ZZ
                                         360         61,689.99          1
    4133 STAGHORN CIR S                8.750            487.76         80
                                       8.500            487.76       77,500.00
    FORT WORTH       TX   76137          1            10/21/99         00
    0009519161                           05           12/01/99          0
    0009519161                           N            11/01/29
    0


    3125309          286/286             F          205,200.00         ZZ
                                         360        204,902.71          4
    111 & 113 MADISON AVENUE           9.625          1,744.18         90
                                       9.375          1,744.18      228,000.00
    PERTH AMBOY      NJ   08861          1            10/28/99         11
    0009521027                           05           12/01/99         25
    0009521027                           N            11/01/29
    0


    3125310          286/286             F          113,400.00         ZZ
                                         360        113,194.12          3
    398 FIRST STREET                   9.875            984.71         90
                                       9.625            984.71      126,000.00
    JERSEY CITY      NJ   07306          1            10/27/99         11
    0009521220                           05           12/01/99         25
    0009521220                           N            11/01/29
    0


    3125311          286/286             F          161,250.00         ZZ
                                         360        161,063.76          2
    124 PASSAIC STREET                 8.750          1,268.56         75
                                       8.500          1,268.56      215,000.00
    GARFIELD         NJ   07026          1            12/01/99         00
    0009521227                           05           01/01/00          0
    0009521227                           O            12/01/29
    0


    3125312          286/286             F           96,000.00         ZZ
                                         360         95,880.24          1
1


    619 COACH HILL COURT               8.375            729.67         75
                                       8.125            729.67      128,000.00
    WEST WHITELAND   PA   19380          1            11/12/99         00
    0009532785                           05           01/01/00          0
    0009532785                           O            12/01/29
    0


    3125313          286/286             F          121,500.00         ZZ
                                         360        121,424.48          2
    3007-3009 SURF DR                  8.375            923.49         90
                                       8.125            923.49      135,000.00
    LORAIN           OH   44053          1            12/01/99         11
    0009534762                           05           02/01/00         25
    0009534762                           N            01/01/30
    0


    3125314          286/286             F           89,600.00         ZZ
                                         360         89,444.20          1
    4621 WOODBINE DRIVE                8.750            704.89         80
                                       8.500            704.89      112,000.00
    BLOOMINGTON      IN   47403          1            10/29/99         00
    0009544042                           05           12/01/99          0
    0009544042                           O            11/01/29
    0


    3125315          286/286             F           94,400.00         ZZ
                                         360         94,227.20          1
    136 BEAVER FALLS AVE               8.500            725.86         62
                                       8.250            725.86      154,375.00
    LAS VEGAS        NV   89123          1            10/01/99         00
    0009556422                           05           12/01/99          0
    0009556422                           O            11/01/29
    0


    3125316          286/286             F           78,500.00         ZZ
                                         360         78,410.66          1
    BOX 8                              8.875            624.59         90
                                       8.625            624.59       88,000.00
    CASSODAY         KS   66842          2            11/23/99         11
    0009557903                           05           01/01/00         25
    0009557903                           N            12/01/29
    0


    3125317          286/286             F          359,000.00         ZZ
                                         360        358,407.28          3
    14-46 31ST DRIVE                   9.000          2,888.60         80
                                       8.750          2,888.60      450,000.00
    ASTORIA          NY   11103          2            10/07/99         00
    0009567583                           05           12/01/99          0
1


    0009567583                           O            11/01/29
    0


    3125318          286/286             F           88,650.00         ZZ
                                         360         88,511.03          4
    1626,-28,-30,-32 FAY ST            9.250            729.31         90
                                       9.000            729.31       98,500.00
    CAPE CANAVERAL   FL   32926          1            10/18/99         10
    0009571539                           05           12/01/99         25
    0009571539                           N            11/01/29
    0


    3125319          286/286             F           51,300.00         ZZ
                                         360         51,079.26          1
    414 DELAWARE AVE #219              9.000            412.78         90
                                       8.750            412.78       57,000.00
    NORFOLK          VA   23508          1            10/20/99         11
    0009572100                           01           12/01/99         25
    0009572100                           O            11/01/29
    0


    3125320          286/286             F           46,800.00         ZZ
                                         360         46,753.78          2
    127-129 RANNEY ST                  9.500            393.52         90
                                       9.250            393.52       52,000.00
    SPRINGFIELD      MA   01108          1            11/05/99         11
    0009572506                           05           01/01/00         25
    0009572506                           N            12/01/29
    0


    3125321          286/286             F          125,000.00         ZZ
                                         360        124,831.68          1
    440 ROCKY HILL RD                  8.000            917.21         78
                                       7.750            917.21      162,000.00
    NORTHAMPTON      MA   01060          5            11/10/99         00
    0009574793                           05           01/01/00          0
    0009574793                           O            12/01/29
    0


    3125322          286/286             F           72,600.00         ZZ
                                         360         72,516.15          1
    1094 CORNELL AVE APT 2A            8.750            571.15         61
                                       8.500            571.15      120,000.00
    WHEELING         IL   60090          5            11/18/99         00
    0009581096                           01           01/01/00          0
    0009581096                           O            12/01/29
    0


1


    3125323          286/286             F           81,000.00         ZZ
                                         360         80,906.46          1
    116 SUTHERLAND RD UNIT 10          8.750            637.23         90
                                       8.500            637.23       90,000.00
    BRIGHTON         MA   02135          1            11/15/99         01
    0009599922                           01           01/01/00         25
    0009599922                           N            12/01/29
    0


    3125324          286/286             F           85,000.00         ZZ
                                         360         84,848.34          1
    28 OLD MOUNTAIN ROAD               8.625            661.13         46
                                       8.375            661.13      185,000.00
    RICHMOND         RI   02876          1            11/05/99         00
    0009600179                           05           12/01/99          0
    0009600179                           O            11/01/29
    0


    3125325          286/286             F           42,750.00         ZZ
                                         360         42,706.64          1
    209 LAKE CRYSTAL BROOK             9.375            355.58         90
                                       9.125            355.58       47,526.00
    LITTLE EGG HARB  NJ   08087          1            11/09/99         21
    0009600217                           05           01/01/00         25
    0009600217                           N            12/01/29
    0


    3125326          286/286             F          108,000.00         ZZ
                                         360        107,890.49          4
    32-34 CANFIELD ST                  9.375            898.29         90
                                       9.125            898.29      120,000.00
    ORANGE           NJ   07050          1            11/12/99         21
    0009600405                           05           01/01/00         25
    0009600405                           N            12/01/29
    0


    3125327          286/286             F          160,550.00         ZZ
                                         360        160,283.75          2
    147-16 111TH AVE                   9.500          1,350.00         95
                                       9.250          1,350.00      169,000.00
    JAMAICA          NY   11435          1            10/21/99         01
    0009600527                           05           12/01/99         30
    0009600527                           O            11/01/29
    0


    3125328          286/286             F          144,000.00         ZZ
                                         360        143,853.99          3
    1229 WHEELER AVE                   9.375          1,197.72         90
                                       9.125          1,197.72      160,000.00
1


    BRONX            NY   10472          1            11/18/99         01
    0009600533                           05           01/01/00         25
    0009600533                           N            12/01/29
    0


    3125330          286/286             F          164,000.00         ZZ
                                         360        163,784.71          1
    6614 MAIN RD                       8.125          1,217.70         80
                                       7.875          1,217.70      205,000.00
    WEST HAVEN       VT   05743          1            11/10/99         00
    0009600847                           05           01/01/00          0
    0009600847                           O            12/01/29
    0


    3125331          286/286             F          240,750.00         ZZ
                                         360        240,499.40          3
    24 LOTHROP ST                      9.250          1,980.60         90
                                       9.000          1,980.60      267,500.00
    BEVERLY          MA   01915          1            11/18/99         21
    0009601205                           05           01/01/00         25
    0009601205                           N            12/01/29
    0


    3125332          286/286             F          109,900.00         ZZ
                                         360        109,736.53          1
    21 CHELSEABROOK COURT              9.500            924.10         70
                                       9.250            924.10      157,000.00
    MAULDIN          SC   29662          2            10/20/99         00
    0009607278                           03           12/01/99          0
    0009607278                           N            11/01/29
    0


    3125334          286/286             F          117,750.00         ZZ
                                         360        117,560.55          1
    5 CHELSEABROOK COURT               9.125            958.06         75
                                       8.875            958.06      157,000.00
    MAULDIN          SC   29662          2            10/20/99         00
    0009607280                           03           12/01/99          0
    0009607280                           N            11/01/29
    0


    3125335          286/286             F           58,100.00         ZZ
                                         360         58,042.11          1
    1984 SHIRLEY STREET                9.500            488.54         70
                                       9.250            488.54       83,000.00
    ATLANTA          GA   30311          5            11/12/99         00
    0009608620                           05           01/01/00          0
    0009608620                           N            12/01/29
    0
1




    3125336          286/286             F           60,000.00         ZZ
                                         360         59,934.21          1
    420 BLANCHE DRIVE                  9.000            482.77         80
                                       8.750            482.77       75,000.00
    ST CHARLES       MO   63303          1            11/12/99         00
    0009616631                           05           01/01/00          0
    0009616631                           O            12/01/29
    0


    3125337          286/286             F          145,000.00         ZZ
                                         360        144,912.15          1
    4220 DALTON                        8.500          1,114.93         73
                                       8.250          1,114.93      201,000.00
    DERBY            KS   67037          2            12/17/99         00
    0009616806                           05           02/01/00          0
    0009616806                           O            01/01/30
    0


    3125338          286/286             F           75,900.00         ZZ
                                         360         75,795.68          4
    1133-35 TALMAGE AVE                9.875            659.08         95
                                       9.625            659.08       79,900.00
    ST LOUIS         MO   63110          1            10/18/99         11
    0009617003                           05           12/01/99         25
    0009617003                           O            11/01/29
    0


    3125339          286/286             F           49,200.00         ZZ
                                         360         49,118.76          1
    161 LACASCATA                      9.000            395.88         80
                                       8.750            395.88       61,500.00
    SICKLERVILLE     NJ   08081          1            10/29/99         00
    0009618598                           03           12/01/99          0
    0009618598                           N            11/01/29
    0


    3125340          286/286             F           76,950.00         ZZ
                                         360         76,912.15          1
    202 SHADY BROOKE COURT             9.500            647.04         90
                                       9.250            647.04       85,500.00
    SWEDESBORO       NJ   08085          1            12/09/99         11
    0009618604                           05           02/01/00         25
    0009618604                           N            01/01/30
    0


    3125341          286/286             F           78,500.00         ZZ
                                         360         78,363.52          3
1


    6733 N BROAD STREET                8.750            617.56         90
                                       8.500            617.56       87,500.00
    PHILADELPHIA     PA   19120          1            10/29/99         11
    0009620206                           05           12/01/99         25
    0009620206                           N            11/01/29
    0


    3125342          286/286             F           47,300.00         ZZ
                                         360         47,223.91          2
    1403 MARCUS PL                     9.125            384.85         79
                                       8.875            384.85       60,000.00
    AUSTIN           TX   78721          2            10/25/99         00
    0009622233                           05           12/01/99          0
    0009622233                           N            11/01/29
    0


    3125343          286/286             F           51,300.00         ZZ
                                         360         51,217.46          2
    1401 MARCUS PLACE                  9.125            417.40         79
                                       8.875            417.40       65,000.00
    AUSTIN           TX   78721          2            10/25/99         00
    0009622235                           05           12/01/99          0
    0009622235                           N            11/01/29
    0


    3125344          286/286             F           50,200.00         ZZ
                                         360         50,119.23          2
    1416 SPRINGDALE RD                 9.125            408.45         80
                                       8.875            408.45       63,000.00
    AUSTIN           TX   78721          2            10/25/99         00
    0009622250                           05           12/01/99          0
    0009622250                           N            11/01/29
    0


    3125345          286/286             F           30,000.00         ZZ
                                         360         29,935.41          1
    4325 MELBOURNE ROAD EAST DR        9.125            244.09         24
                                       8.875            244.09      125,000.00
    INDIANAPOLIS     IN   46228          1            09/14/99         00
    0009625001                           05           11/01/99          0
    0009625001                           N            10/01/29
    0


    3125346          286/286             F          180,000.00         ZZ
                                         360        179,802.60          1
    306 HILLTOP DR                     9.000          1,448.33         80
                                       8.750          1,448.33      225,000.00
    BAYFIELD         CO   81122          1            11/30/99         00
    0009625479                           05           01/01/00          0
1


    0009625479                           O            12/01/29
    0


    3125348          286/286             F           72,000.00         ZZ
                                         360         71,921.05          3
    320 S SHORT ST                     9.000            579.33         80
                                       8.750            579.33       90,000.00
    TROY             OH   45373          2            11/09/99         00
    0009629430                           05           01/01/00          0
    0009629430                           N            12/01/29
    0


    3125349          286/286             F           84,000.00         ZZ
                                         360         83,907.88          3
    324 S SHORT ST                     9.000            675.89         80
                                       8.750            675.89      105,000.00
    TROY             OH   45373          2            11/11/99         00
    0009629431                           05           01/01/00          0
    0009629431                           N            12/01/29
    0


    3125350          286/286             F           31,950.00         ZZ
                                         360         31,892.98          1
    2129 7TH ST NE                     8.625            248.51         90
                                       8.375            248.51       35,500.00
    CANTON           OH   44704          1            10/29/99         01
    0009630284                           05           12/01/99         25
    0009630284                           N            11/01/29
    0


    3125351          286/286             F           92,700.00         ZZ
                                         360         92,572.61          2
    77-79 MOULTON ST                   9.875            804.96         90
                                       9.625            804.96      103,000.00
    SPRINGFIELD      MA   01118          1            10/26/99         12
    0009630448                           05           12/01/99         25
    0009630448                           N            11/01/29
    0


    3125352          286/286             F           92,700.00         ZZ
                                         360         92,572.61          2
    85-87 MOULTON ST                   9.875            804.96         90
                                       9.625            804.96      103,000.00
    SPRINGFIELD      MA   01118          1            10/26/99         04
    0009630451                           05           12/01/99         25
    0009630451                           N            11/01/29
    0


1


    3125353          286/286             F           92,700.00         ZZ
                                         360         92,572.61          2
    93-95 MOULTON ST                   9.875            804.96         90
                                       9.625            804.96      103,000.00
    SPRINGFIELD      MA   01118          1            10/26/99         10
    0009630453                           05           12/01/99         25
    0009630453                           N            11/01/29
    0


    3125354          286/286             F           92,700.00         ZZ
                                         360         92,572.61          2
    84-86 POWELL AVE                   9.875            804.96         90
                                       9.625            804.96      103,000.00
    SPRINGFIELD      MA   01118          1            10/26/99         01
    0009630454                           05           12/01/99         25
    0009630454                           N            11/01/29
    0


    3125355          286/286             F           92,700.00         ZZ
                                         360         92,572.61          2
    26-28 TULSA ST                     9.875            804.96         90
                                       9.625            804.96      103,000.00
    SPRINGFIELD      MA   01118          1            10/26/99         01
    0009630457                           05           12/01/99         25
    0009630457                           N            11/01/29
    0


    3125356          286/286             F           92,700.00         ZZ
                                         360         92,572.61          2
    34-36 WINNIPEG ST                  9.875            804.96         90
                                       9.625            804.96      103,000.00
    SPRINGFIELD      MA   01108          1            10/26/99         14
    0009630459                           05           12/01/99         25
    0009630459                           N            11/01/29
    0


    3125357          286/286             F          160,000.00         ZZ
                                         360        159,819.92          1
    138 PIKE HILL RD                   8.875          1,273.04         80
                                       8.625          1,273.04      200,000.00
    WARREN           VT   05674          5            11/04/99         00
    0009630633                           03           01/01/00          0
    0009630633                           O            12/01/29
    0


    3125358          286/286             F           55,350.00         ZZ
                                         360         55,292.38          2
    605 SOUTH E STREET                 9.250            455.36         90
                                       9.000            455.36       61,500.00
1


    FAIRFIELD        IA   52556          1            11/19/99         11
    0009632831                           05           01/01/00         25
    0009632831                           N            12/01/29
    0


    3125359          286/286             F           58,500.00         ZZ
                                         360         58,439.10          2
    413 NORTH COURT STREET             9.250            481.27         90
                                       9.000            481.27       65,000.00
    FAIRFIELD        IA   52556          1            11/19/99         11
    0009632832                           05           01/01/00         25
    0009632832                           N            12/01/29
    0


    3125360          286/286             F           62,100.00         ZZ
                                         360         62,035.35          2
    103 & 105 WEST GRIMES              9.250            510.89         90
                                       9.000            510.89       69,000.00
    FAIRFIELD        IA   52556          1            11/19/99         11
    0009632833                           05           01/01/00         25
    0009632833                           N            12/01/29
    0


    3125361          286/286             F           49,500.00         ZZ
                                         360         49,424.41          2
    3217-3219 CULVER STREET            9.375            411.72         90
                                       9.125            411.72       55,000.00
    DALLAS           TX   75223          1            10/22/99         11
    0009632851                           05           12/01/99         30
    0009632851                           N            11/01/29
    0


    3125362          286/286             F           69,000.00         ZZ
                                         360         68,918.22          1
    3915 FORESTFORD RD                 8.625            536.68         70
                                       8.375            536.68       99,500.00
    RICHMOND         VA   23294          2            11/29/99         00
    0009634703                           05           01/01/00          0
    0009634703                           N            12/01/29
    0


    3125364          286/286             F          113,300.00         ZZ
                                         360        113,147.44          1
    505 WASHINGTON AVE SW              8.000            831.36         60
                                       7.750            831.36      189,000.00
    ROANOKE          VA   24016          1            12/01/99         00
    0009634725                           05           01/01/00          0
    0009634725                           O            12/01/29
    0
1




    3125365          286/286             F           68,500.00         T
                                         360         68,410.06          1
    6414 FOREST GROVE DR               8.125            508.62         52
                                       7.875            508.62      133,500.00
    FREDERICKSBURG   VA   22407          1            11/30/99         00
    0009636379                           03           01/01/00          0
    0009636379                           O            12/01/29
    0


    3125366          286/286             F           47,200.00         ZZ
                                         360         47,152.13          1
    1717 BRYAN STREET                  9.375            392.59         80
                                       9.125            392.59       59,000.00
    MELBOURNE        FL   32901          1            11/01/99         00
    0009637204                           05           01/01/00          0
    0009637204                           O            12/01/29
    0


    3125367          286/286             F          163,200.00         ZZ
                                         360        162,930.57          1
    14046 TENNESSEE AVENUE             9.000          1,313.14         80
                                       8.750          1,313.14      204,000.00
    ASTATULA         FL   34705          1            10/20/99         00
    0009637258                           05           12/01/99          0
    0009637258                           O            11/01/29
    0


    3125368          286/286             F           81,000.00         ZZ
                                         360         80,961.19          2
    445 PERRY AVE                      9.625            688.50         90
                                       9.375            688.50       90,000.00
    GREENACRE        FL   33463          1            12/22/99         12
    0009637347                           05           02/01/00         25
    0009637347                           N            01/01/30
    0


    3125369          286/286             F          120,000.00         ZZ
                                         360        119,884.56          4
    741 8TH STREET NORTH               9.625          1,019.99         80
                                       9.375          1,019.99      150,000.00
    ST PETERSBURG    FL   33701          5            11/16/99         00
    0009637432                           05           01/01/00          0
    0009637432                           O            12/01/29
    0


    3125370          286/286             F           35,000.00         ZZ
                                         360         34,959.57          1
1


    7947 SW 6TH ST                     8.750            275.35         65
                                       8.500            275.35       54,000.00
    NORTH LAUDERDAL  FL   33068          1            11/12/99         00
    0009637504                           05           01/01/00          0
    0009637504                           O            12/01/29
    0


    3125371          286/286             F           56,800.00         T
                                         360         56,470.55          1
    1625 NW 80TH AVE #J                9.250            467.28         80
                                       9.000            467.28       71,500.00
    MARGATE          FL   33063          1            12/15/99         00
    0009637527                           03           02/01/00          0
    0009637527                           O            01/01/30
    0


    3125372          286/286             F           52,000.00         ZZ
                                         360         51,935.68          1
    152 EAST STREET                    8.500            399.84         80
                                       8.250            399.84       65,000.00
    CHARLESTOWN      NH   03603          5            11/08/99         00
    0009640491                           05           01/01/00          0
    0009640491                           O            12/01/29
    0


    3125373          286/286             F           43,400.00         ZZ
                                         360         43,301.88          1
    1138 W LOCUST AVE                  8.375            329.88         70
                                       8.125            329.88       62,000.00
    PINEDALE         CA   93650          5            10/14/99         00
    0009641122                           05           12/01/99          0
    0009641122                           N            11/01/29
    0


    3125374          286/286             F           61,425.00         ZZ
                                         360         61,323.59          2
    3300-02 N 84TH TERRACE             9.000            494.24         90
                                       8.750            494.24       68,250.00
    KANSAS CITY      KS   66109          1            10/28/99         11
    0009641466                           05           12/01/99         25
    0009641466                           N            11/01/29
    0


    3125375          286/286             F           49,500.00         ZZ
                                         360         49,411.68          2
    1336 W MARKET ST                   8.625            385.01         90
                                       8.375            385.01       55,000.00
    YORK             PA   17404          1            10/28/99         01
    0009641488                           05           12/01/99         25
1


    0009641488                           N            11/01/29
    0


    3125376          286/286             F           81,450.00         ZZ
                                         360         81,304.70          1
    3777 FERDINAND PL                  8.625            633.51         90
                                       8.375            633.51       90,500.00
    CINCINNATI       OH   45209          1            10/29/99         10
    0009641659                           05           12/01/99         25
    0009641659                           N            11/01/29
    0


    3125377          286/286             F           36,000.00         ZZ
                                         360         35,946.45          2
    506-508 EIGHTEENTH ST              9.500            302.71         90
                                       9.250            302.71       40,000.00
    ALTOONA          PA   16602          1            10/25/99         01
    0009642143                           05           12/01/99         25
    0009642143                           N            11/01/29
    0


    3125378          286/286             F           89,250.00         ZZ
                                         360         88,325.19          1
    702 DORAL DR                       9.000            718.13         65
                                       8.750            718.13      139,250.00
    BLACKWOOD        NJ   08012          1            10/29/99         00
    0009642770                           09           12/01/99          0
    0009642770                           N            11/01/29
    0


    3125380          286/286             F           72,000.00         ZZ
                                         360         71,874.80          1
    1821 BORDON ST                     8.750            566.43         80
                                       8.500            566.43       90,000.00
    CHILLICOTHE      MO   64601          1            10/28/99         00
    0009643061                           05           12/01/99          0
    0009643061                           O            11/01/29
    0


    3125381          286/286             F           67,950.00         ZZ
                                         360         67,865.23          1
    1474 ROCK LN                       8.375            516.47         80
                                       8.125            516.47       84,950.00
    SALEM            VA   24153          1            11/09/99         00
    0009643625                           05           01/01/00          0
    0009643625                           N            12/01/29
    0


1


    3125382          286/286             F           45,000.00         ZZ
                                         360         44,920.95          2
    42047 ADELBERT ST                  9.125            366.14         90
                                       8.875            366.14       50,000.00
    ELYRIA           OH   44035          1            11/18/99         11
    0009644095                           05           01/01/00         25
    0009644095                           N            12/01/29
    0


    3125383          286/286             F          117,300.00         ZZ
                                         360        117,111.28          1
    15 CHELSEABROOK COURT              9.125            954.40         74
                                       8.875            954.40      159,000.00
    MAULDIN          SC   29662          2            10/20/99         00
    0009645329                           03           12/01/99          0
    0009645329                           N            11/01/29
    0


    3125384          286/286             F          112,350.00         ZZ
                                         360        112,182.90          1
    26 CHELSEABROOK COURT              9.500            944.70         70
                                       9.250            944.70      160,500.00
    MAULDIN          SC   29662          2            10/20/99         00
    0009645330                           03           12/01/99          0
    0009645330                           N            11/01/29
    0


    3125385          286/286             F           80,100.00         ZZ
                                         360         80,002.60          1
    1054 KATHERWOOD DRIVE              8.500            615.90         90
                                       8.250            615.90       89,000.00
    ATLANTA          GA   30310          1            11/16/99         11
    0009645468                           05           01/01/00         35
    0009645468                           N            12/01/29
    0


    3125387          286/286             F          206,200.00         ZZ
                                         360        206,071.83          1
    3776 THORNBROOKE COURT             8.375          1,567.27         77
                                       8.125          1,567.27      270,000.00
    DULUTH           GA   30097          2            12/07/99         00
    0009646077                           03           02/01/00          0
    0009646077                           O            01/01/30
    0


    3125388          286/286             F           56,000.00         ZZ
                                         360         55,916.71          1
    8 GRAY ST                          9.500            470.88         80
                                       9.250            470.88       70,000.00
1


    JERSEY CITY      NJ   07302          1            11/05/99         00
    0009647141                           05           12/01/99          0
    0009647141                           O            11/01/29
    0


    3125389          286/286             F           91,200.00         ZZ
                                         360         91,148.87          2
    119 POPLAR STREET                  8.875            725.63         80
                                       8.625            725.63      114,000.00
    JERSEY CITY      NJ   07302          1            12/03/99         00
    0009647243                           05           02/01/00          0
    0009647243                           O            01/01/30
    0


    3125390          286/286             F           76,000.00         ZZ
                                         360         75,902.73          1
    525 SOMOA LN                       8.250            570.97         80
                                       8.000            570.97       95,000.00
    LATHROP          CA   95330          1            11/15/99         00
    0009654114                           05           01/01/00          0
    0009654114                           N            12/01/29
    0


    3125391          286/286             F           37,800.00         ZZ
                                         360         37,737.59          1
    1900 HUCKLEBERRY SPRINGS RD        9.000            304.15         90
                                       8.750            304.15       42,000.00
    KNOXVILLE        TN   37914          1            10/29/99         01
    0009655212                           05           12/01/99         25
    0009655212                           N            11/01/29
    0


    3125392          286/286             F           80,550.00         ZZ
                                         360         80,427.00          2
    162-164 RIVERSIDE AVE              9.375            669.98         90
                                       9.125            669.98       89,500.00
    BURLINGTON       VT   05401          1            10/29/99         11
    0009655224                           05           12/01/99         25
    0009655224                           N            11/01/29
    0


    3125393          286/286             F          132,300.00         ZZ
                                         360        132,158.65          1
    115 N VINE ST                      9.125          1,076.44         90
                                       8.875          1,076.44      147,000.00
    RICHMOND         VA   23220          1            11/15/99         10
    0009656246                           05           01/01/00         25
    0009656246                           N            12/01/29
    0
1




    3125394          286/286             F           99,000.00         ZZ
                                         360         98,876.49          3
    302 PINE ST                        8.375            752.48         90
                                       8.125            752.48      110,000.00
    CLIO             MI   48420          1            11/12/99         10
    0009656258                           05           01/01/00         25
    0009656258                           N            12/01/29
    0


    3125395          286/286             F          126,000.00         ZZ
                                         360        125,854.47          1
    894 N 25TH ST                      8.750            991.25         70
                                       8.500            991.25      180,000.00
    PHILADELPHIA     PA   19130          5            11/15/99         00
    0009656945                           05           01/01/00          0
    0009656945                           N            12/01/29
    0


    3125396          286/286             F          109,100.00         ZZ
                                         360        108,973.98          3
    163 SUMAC ST                       8.750            858.30         90
                                       8.500            858.30      121,250.00
    PHILADELPHIA     PA   19128          1            11/30/99         11
    0009657859                           05           01/01/00         25
    0009657859                           N            12/01/29
    0


    3125397          286/286             F          117,000.00         ZZ
                                         360        116,830.49          4
    475 N PERKINS FERRY RD             9.625            994.49         90
    UNITS 91-94                        9.375            994.49      130,000.00
    LAKE CHARLES     LA   70611          1            10/26/99         11
    0009659323                           03           12/01/99         25
    0009659323                           N            11/01/29
    0


    3125398          286/286             F           63,000.00         ZZ
                                         360         62,910.15          1
    130 LITHIA AVE                     9.750            541.27         90
                                       9.500            541.27       70,000.00
    WEBSTER GROVES   MO   63119          1            10/22/99         11
    0009659367                           05           12/01/99         25
    0009659367                           N            11/01/29
    0


    3125399          286/286             F          103,500.00         ZZ
                                         360        103,395.04          2
1


    9416-18 BLUEJACKET                 9.375            860.87         90
                                       9.125            860.87      115,000.00
    OVERLAND PARK    KS   66214          1            11/02/99         11
    0009659566                           03           01/01/00         25
    0009659566                           N            12/01/29
    0


    3125400          286/286             F           28,600.00         ZZ
                                         360         28,573.21          2
    1410 A & B ARLINGTON AVE           9.750            245.72         65
                                       9.500            245.72       44,000.00
    ST LOUIS         MO   63112          5            11/03/99         00
    0009659779                           05           01/01/00          0
    0009659779                           N            12/01/29
    0


    3125401          286/286             F          110,000.00         ZZ
                                         360        109,938.33          1
    5916 NW CANEY CREEK DR             8.875            875.21         69
                                       8.625            875.21      160,000.00
    KANSAS CITY      MO   64151          5            12/02/99         00
    0009659846                           05           02/01/00          0
    0009659846                           O            01/01/30
    0


    3125402          286/286             F           35,775.00         ZZ
                                         360         35,717.44          1
    7030 PLATEAU                       9.125            291.08         90
                                       8.875            291.08       39,750.00
    ST LOUIS         MO   63117          1            10/28/99         11
    0009659869                           05           12/01/99         25
    0009659869                           N            11/01/29
    0


    3125403          286/286             F           98,400.00         ZZ
                                         360         98,292.10          1
    6680 MAPLE COURT                   9.000            791.75         80
                                       8.750            791.75      123,000.00
    MERIDEN          KS   66512          1            11/19/99         00
    0009659872                           05           01/01/00          0
    0009659872                           O            12/01/29
    0


    3125404          286/286             F           61,650.00         ZZ
                                         360         61,563.01          4
    3148 OREGON AVE                    9.750            529.67         90
                                       9.500            529.67       68,500.00
    ST LOUIS         MO   63118          1            11/02/99         11
    0009660018                           05           12/01/99         30
1


    0009660018                           N            11/01/29
    0


    3125407          286/286             F          114,400.00         ZZ
                                         360        114,271.25          1
    1674 STATE ROUTE 14                8.875            910.22         80
                                       8.625            910.22      143,000.00
    WEST PLAINS      MO   65775          1            11/29/99         00
    0009660174                           05           01/01/00          0
    0009660174                           O            12/01/29
    0


    3125408          286/286             F           95,400.00         ZZ
                                         360         95,246.52          1
    12052 GLENPARK DR                  9.125            776.21         90
                                       8.875            776.21      106,000.00
    MARYLAND HEIGHT  MO   63043          1            11/05/99         11
    0009660187                           05           12/01/99         25
    0009660187                           N            11/01/29
    0


    3125409          286/286             F           95,000.00         ZZ
                                         360         94,910.99          1
    7397 FLORA AVE                     9.750            816.20         80
                                       9.500            816.20      118,750.00
    MAPLEWOOD        MO   63143          1            11/22/99         00
    0009660295                           05           01/01/00          0
    0009660295                           N            12/01/29
    0


    3125411          286/286             F           55,000.00         ZZ
                                         360         54,948.47          4
    2031 MAURY AVE                     9.750            472.54         85
                                       9.500            472.54       65,000.00
    ST LOUIS         MO   63110          1            11/23/99         11
    0009660408                           05           01/01/00         12
    0009660408                           O            12/01/29
    0


    3125412          286/286             F           72,900.00         ZZ
                                         360         72,826.07          4
    3130 MAURY AVE                     9.375            606.35         90
                                       9.125            606.35       81,000.00
    ST LOUIS         MO   63116          1            11/24/99         11
    0009660646                           05           01/01/00         30
    0009660646                           N            12/01/29
    0


1


    3125413          286/286             F          130,500.00         ZZ
                                         360        130,371.11          1
    2125 ST PETERS HOWELL RD           9.500          1,097.32         90
                                       9.250          1,097.32      145,000.00
    ST PETERS        MO   63376          1            12/01/99         11
    0009660755                           05           01/01/00         25
    0009660755                           N            12/01/29
    0


    3125414          286/286             F           45,000.00         ZZ
                                         360         44,950.64          3
    6619 CHAMBERS AVE                  9.000            362.09         90
                                       8.750            362.09       50,000.00
    CLEVELAND        OH   44105          1            11/26/99         10
    0009662825                           05           01/01/00         25
    0009662825                           N            12/01/29
    0


    3125415          286/286             F          143,100.00         ZZ
                                         360        142,938.95          1
    1916 LEE ELDER DR                  8.875          1,138.57         90
                                       8.625          1,138.57      159,000.00
    EL PASO          TX   79936          1            11/18/99         11
    0009663555                           05           01/01/00         25
    0009663555                           N            12/01/29
    0


    3125416          286/286             F          350,000.00         ZZ
                                         360        349,574.43          1
    12909 GLEN ROAD                    8.500          2,691.20         56
                                       8.250          2,691.20      625,000.00
    NORTH POTOMAC    MD   20878          1            11/08/99         00
    0009663795                           05           01/01/00          0
    0009663795                           O            12/01/29
    0


    3125417          286/286             F           60,750.00         ZZ
                                         360         60,633.01          1
    767 RICHARD DR                     9.000            488.81         90
                                       8.750            488.81       67,500.00
    XENIA            OH   45385          1            11/24/99         10
    0009663954                           05           01/01/00         25
    0009663954                           N            12/01/29
    0


    3125418          286/286             F           49,500.00         ZZ
                                         360         49,442.83          1
    928 W LAFAYETTE ST                 8.750            389.42         90
                                       8.500            389.42       55,000.00
1


    NORRISTOWN       PA   19401          1            11/15/99         11
    0009664409                           05           01/01/00         25
    0009664409                           N            12/01/29
    0


    3125419          286/286             F           78,000.00         ZZ
                                         360         77,902.70          1
    7366 E HANNIBAL ST                 8.375            592.86         77
                                       8.125            592.86      102,000.00
    MESA             AZ   85207          1            11/19/99         00
    0009664700                           05           01/01/00          0
    0009664700                           N            12/01/29
    0


    3125420          286/286             F           34,650.00         ZZ
                                         360         34,613.93          1
    3026 LAPEY ST                      9.250            285.06         90
                                       9.000            285.06       38,500.00
    ROCKFORD         IL   61104          1            12/01/99         11
    0009664754                           05           01/01/00         25
    0009664754                           N            12/01/29
    0


    3125421          286/286             F          135,850.00         ZZ
                                         360        135,701.04          3
    55 W MAIN ST                       9.000          1,093.08         95
                                       8.750          1,093.08      143,000.00
    GROTON           MA   01450          1            11/30/99         11
    0009665554                           05           01/01/00         30
    0009665554                           O            12/01/29
    0


    3125422          286/286             F          216,000.00         ZZ
                                         360        215,709.15          2
    4336 W BANCROFT ST                 8.000          1,584.94         80
                                       7.750          1,584.94      270,000.00
    TOLEDO           OH   43606          1            11/29/99         00
    0009665765                           05           01/01/00          0
    0009665765                           N            12/01/29
    0


    3125423          286/286             F          103,500.00         ZZ
                                         360        103,380.46          2
    56 S ENOLA DR                      8.750            814.24         90
                                       8.500            814.24      115,000.00
    ENOLA            PA   17025          1            11/30/99         10
    0009666020                           05           01/01/00         25
    0009666020                           N            12/01/29
    0
1




    3125424          286/286             F           98,400.00         ZZ
                                         360         98,340.38          1
    32 & 34 WASHINGTON RD              8.500            756.62         80
                                       8.250            756.62      123,000.00
    PITTSFORD        NY   14534          1            12/10/99         00
    0009666332                           05           02/01/00          0
    0009666332                           O            01/01/30
    0


    3125425          286/286             F          150,250.00         ZZ
                                         360        150,067.30          1
    8719 COBBLECREEK DR                8.500          1,155.30         90
                                       8.250          1,155.30      166,950.00
    DAYTON           OH   45458          1            11/30/99         10
    0009666372                           05           01/01/00         25
    0009666372                           N            12/01/29
    0


    3125426          286/286             F           65,000.00         ZZ
                                         360         64,928.71          1
    23-25 EAST MAIN ST                 9.000            523.01         77
                                       8.750            523.01       85,000.00
    RAILROAD         PA   17355          1            11/29/99         00
    0009666528                           05           01/01/00          0
    0009666528                           O            12/01/29
    0


    3125427          286/286             F           63,900.00         ZZ
                                         360         63,826.19          3
    3322 DAISY AVENUE                  8.750            502.71         90
                                       8.500            502.71       71,000.00
    CLEVELAND        OH   44109          1            11/29/99         10
    0009667549                           05           01/01/00         25
    0009667549                           N            12/01/29
    0


    3125445          765/G02             F           40,000.00         ZZ
                                         360         39,978.15          1
    136 CLYDE STREET                   9.000            321.85         80
                                       8.750            321.85       50,000.00
    BAKERSFIELD      CA   93307          1            12/21/99         00
    0431751031                           05           02/01/00          0
    350288                               N            01/01/30
    0


    3126280          F28/G02             F          394,100.00         ZZ
                                         360        391,662.80          1
1


    53247 RUNBOAT CIRCLE               7.750          2,823.38         70
                                       7.500          2,823.38      563,000.00
    FRISCO           NC   27936          2            06/03/99         00
    0431773324                           05           07/01/99          0
    4125730                              N            06/01/29
    0


    3126282          F28/G02             F          300,000.00         ZZ
                                         360        298,917.99          1
    4 GARDEN CIRCLE                    8.625          2,333.37         80
                                       8.375          2,333.37      375,000.00
    ASHLAND          MA   01721          1            07/12/99         00
    0431773340                           05           09/01/99          0
    4352763                              O            08/01/29
    0


    3126285          F28/G02             F          270,000.00         T
                                         360        268,445.96          1
    1077 COROLLA DR                    7.750          1,934.31         80
                                       7.500          1,934.31      340,000.00
    COROLLA          NC   27927          2            06/11/99         00
    0431773373                           05           08/01/99          0
    4735482                              O            07/01/29
    0


    3126286          F28/G02             F          265,600.00         ZZ
                                         360        264,389.74          1
    52 R BUTTER'S ROW                  8.250          1,995.36         80
                                       8.000          1,995.36      332,000.00
    WILMINGTON       MA   01887          1            06/04/99         00
    0431773563                           05           08/01/99          0
    4738981                              O            07/01/29
    0


    3126288          F28/G02             F          380,000.00         ZZ
                                         360        378,311.66          2
    4612-4614 SARATOGA AV              8.375          2,888.27         80
                                       8.125          2,888.27      475,000.00
    SAN DIEGO        CA   92107          5            06/17/99         00
    0431773597                           05           08/01/99          0
    4769671                              O            07/01/29
    0


    3126289          F28/G02             F          262,500.00         ZZ
                                         360        261,300.48          1
    1 COLUMBINE LN                     9.500          2,207.24         70
                                       9.250          2,207.24      375,000.00
    NORWALK          CT   06851          5            04/28/99         00
    0431773407                           05           06/01/99          0
1


    4776807                              O            05/01/29
    0


    3126291          F28/G02             F          366,750.00         ZZ
                                         360        365,161.31          1
    611 E. BEVERLEY ST                 8.500          2,819.99         80
                                       8.250          2,819.99      458,500.00
    STAUNTON         VA   24401          5            06/07/99         00
    0431773423                           05           08/01/99          0
    4786899                              O            07/01/29
    0


    3126292          F28/G02             F          325,000.00         ZZ
                                         360        323,547.46          1
    8411 GEORGETOWN                    8.250          2,441.62         70
                                       8.000          2,441.62      465,000.00
    LOS ANGELES      CA   90045          5            05/18/99         00
    0431773621                           05           07/01/99          0
    4794915                              N            06/01/29
    0


    3126294          F28/G02             F          425,000.00         ZZ
                                         360        423,250.45          1
    4219 CORDLEY LAKE RD               8.750          3,343.48         57
                                       8.500          3,343.48      750,000.00
    HAMBURG TOWNSHI  MI   48169          5            06/09/99         00
    0431773449                           05           08/01/99          0
    4814772                              O            07/01/29
    0


    3126295          F28/G02             F          276,000.00         ZZ
                                         360        275,173.45          1
    34599 MORGAN TRAIL                 8.625          2,146.70         80
                                       8.375          2,146.70      345,000.00
    ELIZABETH        CO   80107          1            08/27/99         00
    0431773456                           05           10/01/99          0
    4825853                              O            09/01/29
    0


    3126297          F28/G02             F          313,950.00         ZZ
                                         360        312,033.13          1
    1040 N. ORLEANS #2                 8.500          2,414.00         95
                                       8.250          2,414.00      330,500.00
    CHICAGO          IL   60610          1            06/01/99         10
    0431773472                           01           07/01/99         30
    4831246                              O            06/01/29
    0


1


    3126299          F28/G02             F          280,000.00         ZZ
                                         360        279,073.58          1
    50 OCEAN ST                        8.750          2,202.76         74
                                       8.500          2,202.76      380,500.00
    MARSHFIELD       MA   02043          1            08/30/99         00
    0431773704                           05           10/01/99          0
    4839953                              O            09/01/29
    0


    3126302          F28/G02             F          367,500.00         ZZ
                                         360        366,069.59          1
    3207 OMENA POINT RD                8.250          2,760.90         70
                                       8.000          2,760.90      525,000.00
    OMENA            MI   49674          1            07/23/99         00
    0431773753                           05           09/01/99          0
    4862383                              N            08/01/29
    0


    3126305          F28/G02             F          280,000.00         ZZ
                                         360        279,094.89          1
    11820 WEMBLEY DRIVE                8.250          2,103.55         75
                                       8.000          2,103.55      375,000.00
    MOKENA           IL   60448          5            08/23/99         00
    0431773878                           05           10/01/99          0
    4874271                              O            09/01/29
    0


    3126311          F28/G02             F          312,000.00         ZZ
                                         360        310,648.47          2
    1735 U STREET NW                   8.500          2,399.01         80
                                       8.250          2,399.01      390,000.00
    WASHINGTON       DC   20009          1            06/23/99         00
    0431774009                           05           08/01/99          0
    4884310                              O            07/01/29
    0


    3126316          F28/G02             F          388,500.00         ZZ
                                         360        387,168.81          1
    1012 ABBOT BL                      8.875          3,091.08         95
                                       8.625          3,091.08      409,000.00
    FORT LEE         NJ   07024          1            07/22/99         10
    0431774124                           05           09/01/99         30
    4894020                              O            08/01/29
    0


    3126321          F28/G02             F          389,500.00         ZZ
                                         360        388,303.36          1
    261B OLD MILL RD                   8.500          2,994.92         95
                                       8.250          2,994.92      410,000.00
1


    NISSEQOUGUE      NY   11780          1            08/24/99         10
    0431774223                           05           10/01/99         30
    4906950                              O            09/01/29
    0


    3126325          F28/G02             F          360,000.00         ZZ
                                         360        358,734.35          1
    2881 SOUTHAVEN RD                  8.750          2,832.13         34
                                       8.500          2,832.13    1,075,000.00
    ANNAPOLIS        MD   21401          2            07/23/99         00
    0431774298                           05           09/01/99          0
    4914564                              O            08/01/29
    0


    3126329          F28/G02             F          266,000.00         ZZ
                                         360        264,701.05          2
    940 10TH ST                        8.625          2,068.93         70
                                       8.375          2,068.93      380,000.00
    BOULDER          CO   80302          5            06/28/99         00
    0431774439                           05           08/01/99          0
    4919987                              N            07/01/29
    0


    3126331          F28/G02             F          279,000.00         ZZ
                                         360        277,993.78          1
    71 GRANT ST                        8.625          2,170.03         80
                                       8.375          2,170.03      349,000.00
    LEXINGTON        MA   02420          2            07/14/99         00
    0431774470                           05           09/01/99          0
    4920983                              O            08/01/29
    0


    3126333          F28/G02             F          272,000.00         ZZ
                                         360        271,043.72          3
    2209 NORTH TALMAN AVE              8.750          2,139.83         80
                                       8.500          2,139.83      340,000.00
    CHICAGO          IL   60647          1            07/23/99         00
    0431774520                           05           09/01/99          0
    4927758                              O            08/01/29
    0


    3126339          F28/G02             F          280,500.00         ZZ
                                         360        279,507.95          2
    4300 EAST TRADEWINDS AVE           8.875          2,231.78         85
                                       8.625          2,231.78      330,000.00
    FORT LAUDERDALE  FL   33308          1            07/14/99         10
    0431773498                           05           09/01/99         25
    4938043                              N            08/01/29
    0
1




    3126340          F28/G02             F          350,000.00         ZZ
                                         360        348,405.15          1
    22 LAKE AV                         8.250          2,629.43         78
                                       8.000          2,629.43      450,000.00
    REHOBOTH BEACH   DE   19971          1            06/30/99         00
    0431773522                           05           08/01/99          0
    4938217                              O            07/01/29
    0


    3126341          F28/G02             F          311,500.00         ZZ
                                         360        309,368.66          1
    113 4TH ST NE                      8.750          2,450.58         78
                                       8.500          2,450.58      400,000.00
    WASHINGTON       DC   20002          2            08/05/99         00
    0431773530                           05           10/01/99          0
    4939787                              O            09/01/29
    0


    3126342          F28/G02             F          410,800.00         ZZ
                                         360        409,201.04          1
    107 ANTELOPE HILL                  8.250          3,086.20         79
                                       8.000          3,086.20      520,000.00
    BOERNE           TX   78006          2            07/16/99         00
    0431773555                           03           09/01/99          0
    4940288                              O            08/01/29
    0


    3126346          F28/G02             F          471,600.00         ZZ
                                         360        469,764.37          1
    7911 KELTY TRAIL                   8.250          3,542.97         80
                                       8.000          3,542.97      589,500.00
    FRANKTOWN        CO   80116          1            07/15/99         00
    0431773613                           03           09/01/99          0
    4965020                              O            08/01/29
    0


    3126359          F28/G02             F          399,999.00         ZZ
                                         360        399,092.02          1
    79 MT VICKERY RD                   8.875          3,182.57         62
                                       8.625          3,182.57      650,000.00
    SOUTHBOROUGH     MA   01772          5            09/07/99         00
    0431773803                           05           11/01/99          0
    4997793                              N            10/01/29
    0


    3126365          F28/G02             F          284,000.00         ZZ
                                         360        283,192.07          1
1


    20 APPLE HILL LANE                 8.875          2,259.63         80
                                       8.625          2,259.63      355,000.00
    DUXBURY          MA   02332          1            09/02/99         00
    0431774074                           05           10/01/99          0
    5053493                              O            09/01/29
    0


    3126367          F28/G02             F          264,000.00         ZZ
                                         360        263,305.07          1
    19200 DEVONSHIRE                   9.250          2,171.86         80
                                       9.000          2,171.86      330,000.00
    BEVERLY HILLS    MI   48025          1            09/01/99         00
    0431774116                           05           10/01/99          0
    5066644                              O            09/01/29
    0


    3126368          F28/G02             F          400,000.00         ZZ
                                         360        398,859.74          1
    12 OBER STREET                     7.750          2,865.65         80
                                       7.500          2,865.65      500,000.00
    BEVERLY          MA   01915          5            09/16/99         00
    0431774132                           05           11/01/99          0
    5078532                              O            10/01/29
    0


    3126373          F28/G02             F          300,000.00         ZZ
                                         360        299,226.87          1
    929 WEST PALM LN                   8.250          2,253.80         80
                                       8.000          2,253.80      375,000.00
    PHOENIX          AZ   85007          5            09/22/99         00
    0431774231                           05           11/01/99          0
    5083359                              O            10/01/29
    0


    3126375          F28/G02             F          403,000.00         ZZ
                                         360        402,154.61          1
    130 ANGELL RD                      9.250          3,315.38         65
                                       9.000          3,315.38      620,000.00
    CUMBERLAND       RI   02864          5            09/17/99         00
    0431774249                           05           11/01/99          0
    5087244                              O            10/01/29
    0


    3126378          F28/G02             F          312,000.00         ZZ
                                         360        311,471.38          4
    17 WORTHINGTON ST                  8.875          2,482.41         80
                                       8.625          2,482.41      390,000.00
    BOSTON           MA   02120          1            10/05/99         00
    0431774306                           07           12/01/99          0
1


    5094166                              N            11/01/29
    0


    3126380          F28/G02             F          332,950.00         ZZ
                                         360        332,155.20          1
    140 NW 17TH ST                     8.625          2,589.65         95
                                       8.375          2,589.65      350,500.00
    BEND             OR   97701          1            09/21/99         14
    0431774330                           05           11/01/99         30
    5097847                              O            10/01/29
    0


    3126398          F28/G02             F          431,000.00         ZZ
                                         360        430,324.50          1
    143 ANNAWAN RD                     9.250          3,545.73         90
                                       9.000          3,545.73      480,000.00
    NEWTON           MA   02160          1            11/05/99         10
    0431774637                           05           12/01/99         25
    5173598                              O            11/01/29
    0


    3126407          F28/G02             F          390,000.00         ZZ
                                         360        389,321.94          1
    5530 HIGHWAY 86                    8.750          3,068.13         60
                                       8.500          3,068.13      650,000.00
    FRANKTOWN        CO   80116          5            10/29/99         00
    0431774728                           05           12/01/99          0
    5207364                              N            11/01/29
    0


    3126409          F28/G02             F          292,000.00         ZZ
                                         360        291,492.31          1
    407 PLEASANT AV                    8.750          2,297.17         80
                                       8.500          2,297.17      365,000.00
    HIGHLAND PARK    IL   60035          1            10/29/99         00
    0431774744                           05           12/01/99          0
    5213426                              O            11/01/29
    0


    3126671          168/168             F          175,000.00         ZZ
                                         360        174,741.22          1
    617 WESTBURY AVENUE                8.375          1,330.13         78
                                       8.125          1,330.13      225,000.00
    WESTBURY         NY   11590          1            12/28/99         00
    0249508648                           05           02/01/00          0
    0249508648                           O            01/01/30
    0


1


    3127068          K08/G02             F           55,800.00         ZZ
                                         360         55,769.52          1
    8806 S UNION                       9.000            448.98         90
                                       8.750            448.98       62,000.00
    CHICAGO          IL   60620          1            01/05/00         04
    0411647688                           05           02/01/00         25
    0411647688                           N            01/01/30
    0


    3127070          K08/G02             F           41,000.00         ZZ
                                         360         41,000.00          1
    ROUTE 2 BOX 327 C                  8.500            315.25         79
                                       8.250            315.25       52,000.00
    WALDRON          AR   72958          5            12/30/99         00
    0411667223                           05           03/01/00          0
    0411667223                           O            02/01/30
    0


    3127074          K08/G02             F           76,500.00         ZZ
                                         360         76,460.34          1
    10001 E. EVANS AVE, UNIT # 89C     9.250            629.35         85
                                       9.000            629.35       90,000.00
    DENVER           CO   80231          5            12/30/99         10
    0411740228                           09           02/01/00         17
    0411740228                           O            01/01/30
    0


    3127075          K08/G02             F           49,500.00         ZZ
                                         360         49,500.00          2
    6454 SOUTH MORGAN STREET           9.250            407.22         90
                                       9.000            407.22       55,000.00
    CHICAGO          IL   60621          1            01/05/00         10
    0411742521                           05           03/01/00         25
    0411742521                           N            02/01/30
    0


    3127077          K08/G02             F          123,750.00         ZZ
                                         360        123,750.00          1
    3304 WATER OAK COURT               8.875            984.61         90
                                       8.625            984.61      137,500.00
    FARMERS BRANCH   TX   75234          1            01/04/00         01
    0411744931                           03           03/01/00         25
    0411744931                           N            02/01/30
    0


    3127078          K08/G02             F           96,000.00         ZZ
                                         360         95,933.93          1
    19420 CHAPARRAL                    7.875            696.07         78
                                       7.625            696.07      124,000.00
1


    CANYON           TX   79015          5            12/29/99         00
    0411748791                           05           02/01/00          0
    0411748791                           O            01/01/30
    0


    3127080          K08/G02             F           84,800.00         ZZ
                                         240         84,673.03          1
    RT 2 BOX 501                       9.000            762.97         80
                                       8.750            762.97      106,000.00
    HARPERS FERRY    WV   25425          5            12/30/99         00
    0411750375                           05           02/01/00          0
    0411750375                           O            01/01/20
    0


    3127081          K08/G02             F          189,000.00         ZZ
                                         360        189,000.00          1
    26 HINGSTON STREET                 9.250          1,554.86         90
                                       9.000          1,554.86      210,000.00
    PEABODY          MA   01960          2            12/30/99         04
    0411751910                           05           03/01/00         25
    0411751910                           O            02/01/30
    0


    3127082          K08/G02             F          145,500.00         ZZ
                                         360        145,418.43          1
    2238 KNOB HILL DRIVE               8.875          1,157.66         77
                                       8.625          1,157.66      190,000.00
    CORINTH          TX   76205          2            12/27/99         00
    0411753098                           03           02/01/00          0
    0411753098                           O            01/01/30
    0


    3127084          K08/G02             F           73,800.00         ZZ
                                         360         73,800.00          1
    5896 DEBBIE LANE                   8.750            580.58         90
                                       8.500            580.58       82,000.00
    PARADISE         CA   95969          1            12/28/99         01
    0411753361                           05           03/01/00         25
    0411753361                           O            02/01/30
    0


    3127085          K08/G02             F          102,600.00         ZZ
                                         360        102,543.96          2
    3314 SOUTH OAK DRIVE               9.000            825.54         90
                                       8.750            825.54      114,000.00
    AUSTIN           TX   78704          1            12/23/99         01
    0411754500                           05           02/01/00         25
    0411754500                           N            01/01/30
    0
1




    3127089          K08/G02             F          103,500.00         ZZ
                                         360        103,443.47          2
    212-214 JOSHUA BLVD.               9.000            832.78         90
                                       8.750            832.78      115,000.00
    JOSHUA           TX   76058          1            01/04/00         10
    0411758618                           05           02/01/00         25
    0411758618                           N            01/01/30
    0


    3127090          K08/G02             F          140,000.00         ZZ
                                         360        139,932.93          1
    1154 IRWIN                         9.625          1,189.99         90
                                       9.375          1,189.99      156,000.00
    WATERFORD        MI   48327          5            12/30/99         01
    0411760036                           05           02/01/00         25
    0411760036                           O            01/01/30
    0


    3127093          K08/G02             F           92,700.00         ZZ
                                         360         92,656.75          4
    8306 GARCREEK CIRCLE               9.750            796.44         90
                                       9.500            796.44      103,000.00
    AUSTIN           TX   78724          1            12/30/99         04
    0411766694                           05           02/01/00         25
    0411766694                           N            01/01/30
    0


    3127094          K08/G02             F           92,700.00         ZZ
                                         360         92,654.41          4
    8400 GARCREEK CIRCLE               9.500            779.47         90
                                       9.250            779.47      103,000.00
    AUSTIN           TX   78724          1            12/30/99         04
    0411766702                           05           02/01/00         25
    0411766702                           N            01/01/30
    0


    3127098          K08/G02             F           80,300.00         ZZ
                                         360         80,300.00          1
    125 ALAMO AVE. SE                  9.500            675.21         95
                                       9.250            675.21       85,000.00
    ALBUQUERQUE      NM   87102          5            12/30/99         04
    0411769995                           05           03/01/00         30
    0411769995                           O            02/01/30
    0


    3127099          K08/G02             F           30,750.00         ZZ
                                         360         30,734.88          1
1


    5234 FLEETWOOD OAKS DRIVE #118     9.500            258.56         75
                                       9.250            258.56       41,000.00
    DALLAS           TX   75235          1            12/30/99         00
    0411773450                           01           02/01/00          0
    0411773450                           N            01/01/30
    0


    3127100          K08/G02             F           56,250.00         ZZ
                                         360         56,224.44          1
    907 REES STREET                    9.875            488.45         75
                                       9.625            488.45       75,000.00
    GREENVILLE       TX   75401          5            01/05/00         00
    0411774714                           05           02/01/00          0
    0411774714                           N            01/01/30
    0


    3128517          G41/G02             F           41,250.00         ZZ
                                         360         41,228.62          1
    4120 B KNORR STREET                9.250            339.35         75
                                       9.000            339.35       55,000.00
    PHILADELPHIA     PA   19135          1            12/14/99         00
    0431772128                           07           02/01/00          0
    64001610                             O            01/01/30
    0


    3128763          286/286             F          220,000.00         ZZ
                                         360        215,668.96          1
    2995 HONEYSUCKLE LANE              8.500          1,691.61         71
                                       8.250          1,691.61      310,000.00
    APPLETON         WI   54913          2            12/03/99         00
    0000617180                           05           01/01/00          0
    0000617180                           O            12/01/29
    0


    3128764          286/286             F          368,000.00         ZZ
                                         360        367,552.56          1
    13502 WESTSHIRE DRIVE              8.500          2,829.60         80
                                       8.250          2,829.60      460,000.00
    TAMPA            FL   33618          5            12/01/99         00
    0000642156                           03           01/01/00          0
    0000642156                           O            12/01/29
    0


    3128765          286/286             F          422,500.00         ZZ
                                         240        420,992.50          1
    207 MASSBURY ST                    7.625          3,436.00         80
                                       7.375          3,436.00      533,000.00
    GAITHERSBURG     MD   20878          5            11/29/99         00
    0000644782                           05           01/01/00          0
1


    0000644782                           O            12/01/19
    0


    3128766          286/286             F          300,000.00         ZZ
                                         360        299,616.06          1
    3 ELDER PL                         8.250          2,253.81         73
                                       8.000          2,253.81      415,000.00
    DENVILLE         NJ   07834          1            11/22/99         00
    0009506775                           05           01/01/00          0
    0009506775                           O            12/01/29
    0


    3128767          286/286             F          325,800.00         ZZ
                                         360        325,370.83          2
    1071 EAST 58 STREET                8.625          2,534.04         90
                                       8.375          2,534.04      362,000.00
    BROOKLYN         NY   11234          1            11/19/99         01
    0009600855                           05           01/01/00         25
    0009600855                           O            12/01/29
    0


    3128768          286/286             F          412,000.00         ZZ
                                         360        411,459.16          3
    323 PINE ST                        8.125          3,059.09         80
                                       7.875          3,059.09      515,000.00
    PHILADELPHIA     PA   19106          1            11/30/99         00
    0009640854                           05           01/01/00          0
    0009640854                           O            12/01/29
    0


    3128769          286/286             F           75,000.00         ZZ
                                         360         74,908.80          1
    904 ARROWHEAD LANE                 8.500            576.69         23
                                       8.250            576.69      330,000.00
    BRANDON          FL   33511          5            11/19/99         00
    0009645471                           05           01/01/00          0
    0009645471                           O            12/01/29
    0


    3128770          286/286             F          467,500.00         ZZ
                                         360        466,973.88          1
    29200 LOMA CHIQUITA ROAD           8.875          3,719.64         85
                                       8.625          3,719.64      550,000.00
    LOS GATOS        CA   95030          2            12/01/99         11
    0009659962                           05           01/01/00         12
    0009659962                           O            12/01/29
    0


1


    3128771          286/286             F          712,000.00         ZZ
                                         360        711,016.78          1
    4628 MANTLE DR                     7.875          5,162.50         80
                                       7.625          5,162.50      890,000.00
    AUSTIN           TX   78746          1            11/30/99         00
    0009666124                           03           01/01/00          0
    0009666124                           O            12/01/29
    0


    3128811          G41/G02             F          151,500.00         ZZ
                                         360        151,301.11          1
    10 TWIN COURT                      8.125          1,124.89         75
                                       7.875          1,124.89      202,000.00
    MANAHAWKIN       NJ   08050          1            12/03/99         00
    0431753920                           05           01/01/00          0
    R3452                                O            12/01/29
    0


    3129063          637/G02             F          111,200.00         ZZ
                                         360        111,145.30          1
    3280 ZION ROAD                     9.500            935.03         80
                                       9.250            935.03      139,000.00
    BELLEFONTE       PA   16823          5            12/10/99         00
    0431765106                           05           02/01/00          0
    0014551048                           O            01/01/30
    0


    3129328          765/G02             F          161,500.00         ZZ
                                         360        161,409.46          2
    317,317 1/2 & 321 LEIGHTON DRI     8.875          1,284.97         85
                                       8.625          1,284.97      190,000.00
    VENTURA          CA   93001          1            12/14/99         14
    0431755768                           05           02/01/00         20
    350287                               N            01/01/30
    0


    3130329          K08/G02             F          240,000.00         ZZ
                                         360        239,858.30          4
    4221, 4223, 4225, 4227 JOHN CT     8.625          1,866.70         90
                                       8.375          1,866.70      267,500.00
    FLOWER MOUND     TX   75028          1            12/13/99         10
    0411728173                           05           02/01/00         25
    0411728173                           N            01/01/30
    0


    3130331          K08/G02             F          135,000.00         ZZ
                                         360        135,000.00          1
    875 N. TABLE MOUNTAIN LOOP         8.250          1,014.21         90
                                       8.000          1,014.21      150,000.00
1


    CHEYENNE         WY   82009          1            01/06/00         01
    0411736804                           05           03/01/00         25
    0411736804                           O            02/01/30
    0


    3130333          K08/G02             F           70,100.00         ZZ
                                         360         70,100.00          2
    1409-1411 CONCORD DRIVE            9.375            583.06         90
                                       9.125            583.06       77,900.00
    NORMAN           OK   73071          1            01/06/00         04
    0411747678                           05           03/01/00         25
    0411747678                           N            02/01/30
    0


    3130335          K08/G02             F           90,000.00         ZZ
                                         360         89,950.00          1
    5700 RUTHELLEN STREET              9.000            724.16         60
                                       8.750            724.16      150,000.00
    LOS ANGELES      CA   90062          5            12/29/99         00
    0411749310                           05           02/01/00          0
    0411749310                           N            01/01/30
    0


    3130336          K08/G02             F           37,700.00         ZZ
                                         360         37,700.00          1
    1128 E 21ST                        9.750            323.90         90
                                       9.500            323.90       41,900.00
    COLUMBUS         OH   43211          1            01/06/00         04
    0411751415                           05           03/01/00         25
    0411751415                           N            02/01/30
    0


    3130337          K08/G02             F           72,900.00         ZZ
                                         360         72,859.13          4
    104 NORTH CHILSON STREET           8.875            580.03         90
                                       8.625            580.03       81,000.00
    BAY CITY         MI   48706          1            01/06/00         04
    0411754385                           05           02/01/00         25
    0411754385                           N            01/01/30
    0


    3130340          K08/G02             F           65,250.00         ZZ
                                         360         65,250.00          1
    4521 GREENSBORO STREET             9.625            554.62         75
                                       9.375            554.62       87,000.00
    CORPUS CHRISTI   TX   78413          5            01/06/00         00
    0411762263                           05           03/01/00          0
    0411762263                           N            02/01/30
    0
1




    3130345          K08/G02             F           77,600.00         ZZ
                                         360         77,558.70          1
    5101 PHELPS ROAD                   9.125            631.38         80
                                       8.875            631.38       97,000.00
    KANSAS CITY      MO   64136          2            12/30/99         00
    0411765860                           05           02/01/00          0
    0411765860                           O            01/01/30
    0


    3130346          K08/G02             F           70,100.00         ZZ
                                         360         70,100.00          2
    1421-23 CONCORD DRIVE              9.375            583.06         90
                                       9.125            583.06       77,900.00
    NORMAN           OK   73071          1            01/06/00         04
    0411765993                           05           03/01/00         25
    0411765993                           N            02/01/30
    0


    3130349          K08/G02             F           42,000.00         ZZ
                                         360         42,000.00          1
    3901 BARNES DRIVE                  9.625            357.00         75
                                       9.375            357.00       56,000.00
    CORPUS CHRISTI   TX   78415          5            01/06/00         00
    0411774458                           05           03/01/00          0
    0411774458                           N            02/01/30
    0


    3130350          K08/G02             F           33,000.00         ZZ
                                         360         33,000.00          1
    441 WEST CLARK DRIVE               9.750            283.52         75
                                       9.500            283.52       44,500.00
    CORPUS CHRISTI   TX   78415          5            01/06/00         00
    0411774599                           05           03/01/00          0
    0411774599                           N            02/01/30
    0


    3130453          E82/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
    64 COLD SPRING ROAD                8.000            880.52         49
                                       7.750            880.52      247,000.00
    HOLLISTON        MA   01746          5            01/06/00         00
    0400245270                           05           03/01/00          0
    0400245270                           O            02/01/30
    0


    3131232          623/G02             F          364,000.00         ZZ
                                         360        363,761.89          1
1


    134 MAPLE DRIVE                    8.125          2,702.69         80
                                       7.875          2,702.69      455,000.00
    LOS ALAMOS       NM   87544          5            12/10/99         00
    0431767151                           05           02/01/00          0
    1516908                              O            01/01/30
    0


    3131236          623/G02             F          333,000.00         ZZ
                                         360        332,798.27          4
    1914,1916,1916.5&1918 BRANARD      8.500          2,560.48         90
                                       8.250          2,560.48      370,000.00
    HOUSTON          TX   77098          1            12/13/99         10
    0431771815                           05           02/01/00         25
    5223135                              O            01/01/30
    0


    3131241          623/G02             F          396,000.00         ZZ
                                         360        395,480.17          1
    38850 VIA CANTAVIENTO              8.125          2,940.29         80
                                       7.875          2,940.29      495,000.00
    MURRIETA         CA   92562          5            11/24/99         00
    0431768191                           03           01/01/00          0
    6213453                              O            12/01/29
    0


    3132439          K15/G02             F          360,000.00         ZZ
                                         360        359,752.25          2
    140-85 BURDEN CRESCENT             7.875          2,610.25         90
                                       7.625          2,610.25      400,000.00
    BRIARWOOD        NY   11435          1            12/23/99         01
    0431764455                           05           02/01/00         25
    3006419                              O            01/01/30
    0


    3133323          K08/G02             F           22,500.00         ZZ
                                         360         22,488.34          2
    3001-03 S. CEDAR                   9.250            185.10         90
                                       9.000            185.10       25,000.00
    PINE BLUFF       AR   71603          1            12/30/99         04
    0411649122                           05           02/01/00         25
    0411649122                           N            01/01/30
    0


    3133325          K08/G02             F          104,850.00         ZZ
                                         360        104,850.00          1
    3615 GARFIELD                      9.000            843.65         90
                                       8.750            843.65      116,500.00
    JOHNSBURG        IL   60050          1            01/07/00         14
    0411703804                           05           03/01/00         25
1


    0411703804                           O            02/01/30
    0


    3133327          K08/G02             F           66,800.00         ZZ
                                         360         66,800.00          1
    231 LYNN AVE                       9.125            543.51         80
                                       8.875            543.51       83,500.00
    FRANKLIN         OH   45005          1            01/07/00         00
    0411734445                           05           03/01/00          0
    0411734445                           O            02/01/30
    0


    3133329          K08/G02             F           71,200.00         ZZ
                                         360         71,200.00          1
    1550 HANCOCK DRIVE                 9.000            572.89         80
                                       8.750            572.89       89,000.00
    MESQUITE         TX   75149          5            01/07/00         00
    0411740533                           05           03/01/00          0
    0411740533                           N            02/01/30
    0


    3133332          K08/G02             F           35,900.00         ZZ
                                         360         35,900.00          1
    470 REYNOLDS AVENUE                9.750            308.44         90
                                       9.500            308.44       39,900.00
    COLUMBUS         OH   43201          1            01/06/00         04
    0411755234                           05           03/01/00         25
    0411755234                           N            02/01/30
    0


    3133338          K08/G02             F           97,200.00         ZZ
                                         360         97,200.00          1
    5320 EAST THRILL PLACE             9.500            817.31         90
                                       9.250            817.31      108,000.00
    DENVER           CO   80207          1            01/07/00         04
    0411767346                           05           03/01/00         25
    0411767346                           N            02/01/30
    0


    3133340          K08/G02             F           30,150.00         ZZ
                                         360         30,150.00          1
    1555 HARRIS COURT                  9.625            256.27         90
                                       9.375            256.27       33,500.00
    DALLAS           TX   75223          1            01/06/00         01
    0411772270                           05           03/01/00         25
    0411772270                           N            02/01/30
    0


1


    3133342          K08/G02             F          184,500.00         ZZ
                                         360        184,500.00          2
    13194-13196 FOLIAGE AVENUE         9.625          1,568.23         90
                                       9.375          1,568.23      205,000.00
    APPLE VALLEY     MN   55124          1            01/07/00         10
    0411774441                           05           03/01/00         25
    0411774441                           N            02/01/30
    0


    3133343          K08/G02             F          244,800.00         ZZ
                                         360        244,800.00          1
    216 SIEBMAN ROAD                   8.875          1,947.74         80
                                       8.625          1,947.74      306,000.00
    SADLER           TX   76264          1            01/05/00         00
    0411776016                           05           03/01/00          0
    0411776016                           O            02/01/30
    0


    3133345          K08/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
    2039 CAMELOT DRIVE                 8.375            912.09         71
                                       8.125            912.09      170,000.00
    LEWISVILLE       TX   75067          1            01/07/00         00
    0411777634                           05           03/01/00          0
    0411777634                           O            02/01/30
    0


    3134778          A53/G02             F           52,000.00         ZZ
                                         360         51,974.42          4
    4065 BOTANICAL AVENUE              9.500            437.25         80
                                       9.250            437.25       65,000.00
    ST. LOUIS        MO   63110          1            12/17/99         00
    0431763168                           05           02/01/00          0
    0290037582                           N            01/01/30
    0


    3135091          K15/G02             F          144,000.00         ZZ
                                         360        143,929.17          4
    1131 A B C D BARSTOW ROAD          9.500          1,210.83         80
                                       9.250          1,210.83      180,000.00
    BARSTOW          CA   92311          5            12/14/99         00
    0431770395                           05           02/01/00          0
    3005908                              N            01/01/30
    0


    3135130          526/526             F           76,400.00         ZZ
                                         360         76,352.51          1
    COUNTY  RD 941A (HENSLEY LANE)     8.375            580.70         80
                                       8.125            580.70       95,500.00
1


    ALVIN            TX   77511          1            12/23/99         00
    390860                               05           02/01/00          0
    390860                               O            01/01/30
    0


    3135145          526/526             F          266,000.00         ZZ
                                         360        265,838.86          1
    3652  N PERRY PARK RD              8.500          2,045.31         70
                                       8.250          2,045.31      380,000.00
    SEDALIA          CO   80135          1            12/29/99         00
    388476                               05           02/01/00          0
    388476                               N            01/01/30
    0


    3135151          526/526             F          656,250.00         ZZ
                                         360        655,410.18          1
    23  SANDALWOOD DRIVE               8.250          4,930.19         75
                                       8.000          4,930.19      875,000.00
    HOUSTON          TX   77024          1            11/19/99         00
    384886                               03           01/01/00          0
    384886                               O            12/01/29
    0


    3135163          526/526             F           93,500.00         T
                                         360         93,383.36          1
    BRITT  RD                          8.375            710.67         55
                                       8.125            710.67      170,000.00
    PITTSBURG        NH   03592          5            11/29/99         00
    385639                               05           01/01/00          0
    385639                               O            12/01/29
    0


    3135166          526/526             F          103,200.00         ZZ
                                         360        103,132.49          1
    843  3RD STREET                    8.125            766.26         80
                                       7.875            766.26      129,000.00
    COTTONWOOD       AZ   86326          1            11/29/99         00
    388570                               05           02/01/00          0
    388570                               O            01/01/30
    0


    3135169          526/526             F          304,000.00         ZZ
                                         360        303,457.68          1
    1406  COLE ST                      8.625          2,364.48         40
                                       8.375          2,364.48      775,000.00
    SAN FRANCISCO    CA   94117          2            10/29/99         00
    384910                               05           12/01/99          0
    384910                               N            11/01/29
    0
1




    3135173          526/526             F          236,800.00         ZZ
                                         360        236,641.11          1
    10131  DEER BROOK LN               8.000          1,737.56         80
                                       7.750          1,737.56      296,000.00
    CHARLOTTE        NC   28210          1            12/15/99         00
    389024                               03           02/01/00          0
    389024                               O            01/01/30
    0


    3135187          526/526             F          128,000.00         ZZ
                                         360        127,918.37          1
    13005  SW 119 TER                  8.250            961.63         80
                                       8.000            961.63      160,000.00
    MIAMI            FL   33186          1            12/30/99         00
    390755                               05           02/01/00          0
    390755                               O            01/01/30
    0


    3135189          526/526             F          151,900.00         ZZ
                                         360        151,695.48          1
    5318  W 119TH PL                   8.000          1,114.59         80
                                       7.750          1,114.59      189,900.00
    INGLEWOOD        CA   90304          1            11/17/99         00
    388050                               05           01/01/00          0
    388050                               O            12/01/29
    0


    3135208          526/526             F          355,000.00         ZZ
                                         360        354,557.14          2
    1776  78TH ST                      8.375          2,698.26         88
                                       8.125          2,698.26      405,000.00
    BROOKLYN         NY   11214          1            11/19/99         11
    385827                               05           01/01/00         25
    385827                               O            12/01/29
    0


    3135212          526/526             F          185,000.00         ZZ
                                         360        184,769.21          1
    27  PLYMOUTH COURT                 8.375          1,406.14         50
                                       8.125          1,406.14      375,000.00
    LINCOLNSHIRE     IL   60069          2            11/12/99         00
    385679                               05           01/01/00          0
    385679                               O            12/01/29
    0


    3135231          526/526             F          173,600.00         ZZ
                                         360        173,494.84          1
1


    10814  AVENIDA CATHERINA           8.500          1,334.83         80
                                       8.250          1,334.83      217,000.00
    SPRING VALLEY    CA   91977          1            12/02/99         00
    385949                               05           02/01/00          0
    385949                               O            01/01/30
    0


    3135234          526/526             F          720,000.00         ZZ
                                         360        717,947.54          1
    6216  TOBRUK CT & BOAT SLIP #      7.750          5,158.17         80
    31                                 7.500          5,158.17      900,000.00
    LONG BEACH       CA   90803          1            09/02/99         00
    378635                               03           11/01/99          0
    378635                               O            10/01/29
    0


    3135262          K15/G02             F          128,000.00         ZZ
                                         360        127,852.17          1
    2332 STONEGATE DRIVE NORTH         8.750          1,006.98         80
                                       8.500          1,006.98      160,000.00
    BEDFORD          TX   76021          5            11/24/99         00
    0431787233                           05           01/01/00          0
    3004664                              O            12/01/29
    0


    3136464          K08/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
    2840 CREEKSIDE CT.                 9.000            844.85         68
                                       8.750            844.85      155,000.00
    WATERFORD        MI   48328          1            01/10/00         00
    0411592041                           05           03/01/00          0
    0411592041                           O            02/01/30
    0


    3136465          K08/G02             F           75,000.00         ZZ
                                         360         75,000.00          1
    7612 KALMALII AVENUE               9.000            603.47         73
                                       8.750            603.47      104,000.00
    LAS VEGAS        NV   89147          1            01/06/00         00
    0411703010                           03           03/01/00          0
    0411703010                           O            02/01/30
    0


    3136466          K08/G02             F           68,000.00         ZZ
                                         360         68,000.00          1
    219 PENNSYLVANIA AVENUE            8.875            541.04         90
                                       8.625            541.04       76,000.00
    CUMBERLAND       MD   21502          5            01/04/00         11
    0411712284                           05           03/01/00         25
1


    0411712284                           O            02/01/30
    0


    3136467          K08/G02             F           74,500.00         ZZ
                                         360         74,500.00          1
    9405 EAGLE HILL                    8.750            586.09         63
                                       8.500            586.09      120,000.00
    CLARKSTON        MI   48346          5            01/04/00         00
    0411723265                           05           03/01/00          0
    0411732365                           O            02/01/30
    0


    3136468          K08/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
    6228 SOUTH SCHNEIDER ROAD          9.250          1,645.35         80
                                       9.000          1,645.35      250,000.00
    WOODBURN         OR   97071          1            12/30/99         00
    0411733892                           05           03/01/00          0
    0411733892                           O            02/01/30
    0


    3136469          K08/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
    505 GOLDEN TROUT WAY               9.500          1,345.37         80
                                       9.250          1,345.37      200,400.00
    BOZEMAN          MT   59715          5            12/30/99         00
    0411734791                           05           03/01/00          0
    0411734791                           O            02/01/30
    0


    3136471          K08/G02             F           79,850.00         ZZ
                                         360         79,806.39          1
    409 HILLRIDGE DRIVE                9.000            642.49         75
                                       8.750            642.49      106,500.00
    LAWRENCEVILLE    GA   30045          5            01/10/00         00
    0411747652                           05           02/01/00          0
    0411747652                           N            01/01/30
    0


    3136472          K08/G02             F           39,950.00         ZZ
                                         360         39,950.00          1
    805 KANSAS AVE.                    9.250            328.66         85
                                       9.000            328.66       47,000.00
    BENSON           MN   56215          5            01/05/00         01
    0411752637                           05           03/01/00         12
    0411752637                           O            02/01/30
    0


1


    3136474          K08/G02             F          100,750.00         ZZ
                                         360        100,750.00          2
    5005 AVENUE F UNIT A & B           9.500            847.16         65
                                       9.250            847.16      155,000.00
    AUSTIN           TX   78751          5            01/07/00         00
    0411753767                           05           03/01/00          0
    0411753767                           N            02/01/30
    0


    3136475          K08/G02             F           82,850.00         ZZ
                                         360         82,850.00          4
    2047 WEST SUMMIT AVENUE            8.875            659.19         95
                                       8.625            659.19       87,250.00
    SAN ANTONIO      TX   78201          1            01/06/00         01
    0411756125                           05           03/01/00         30
    0411756125                           O            02/01/30
    0


    3136478          K08/G02             F          117,000.00         ZZ
                                         360        117,000.00          3
    16 PINE STREET                     9.750          1,005.21         90
                                       9.500          1,005.21      130,000.00
    BROCKTON         MA   02302          5            01/05/00         04
    0411775406                           05           03/01/00         25
    0411775406                           O            02/01/30
    0


    3137669          B28/G02             F           65,700.00         ZZ
                                         360         65,663.17          1
    3016 EAST ENGLISH STREET           8.875            522.74         90
                                       8.625            522.74       73,000.00
    WICHITA          KS   67211          2            12/17/99         11
    0431767987                           05           02/01/00         25
    81990097                             O            01/01/30
    0


    3138018          E65/G02             F           16,200.00         ZZ
                                         360         16,200.00          1
    1722 INDIANA                       9.750            139.18         90
                                       9.500            139.18       18,000.00
    FLINT            MI   48506          1            01/10/00         01
    0431778406                           05           03/01/00         25
    227349                               N            02/01/30
    0


    3138392          P33/G02             F           69,750.00         ZZ
                                         360         69,719.14          4
    8001-8007 CAMBRIDGE CIRCLE        10.000            612.11         75
                                       9.750            612.11       93,000.00
1


    WHITE SETTLEMEN  TX   76108          4            12/17/99         00
    0431800028                           05           02/01/00          0
    32575                                N            01/01/30
    0


    3138777          623/G02             F          262,800.00         ZZ
                                         360        261,718.17          1
    7178 VIA COLINA                    8.750          2,067.45         90
                                       8.500          2,067.45      292,000.00
    SAN JOSE         CA   95139          1            06/08/99         01
    0431780675                           03           08/01/99         25
    20199115                             N            07/01/29
    0


    3138825          623/G02             F          116,100.00         ZZ
                                         360        114,834.10          2
    741 SHERIDAN STREET                8.500            892.71         90
                                       8.250            892.71      129,000.00
    AURORA           IL   60505          1            08/06/98         11
    0431785641                           05           10/01/98         25
    1169853                              N            09/01/28
    0


    3139543          K08/G02             F          126,500.00         ZZ
                                         360        126,500.00          1
    8121 CLARION CIRCLE                8.625            983.90         87
                                       8.375            983.90      147,000.00
    SACRAMENTO       CA   95843          2            01/06/00         01
    0411726409                           05           03/01/00         25
    0411726409                           O            02/01/30
    0


    3139544          K08/G02             F          170,000.00         ZZ
                                         360        170,000.00          1
    47 LINDA COURT                     8.875          1,352.60         85
                                       8.625          1,352.60      200,000.00
    NAUGATUCK        CT   06770          5            01/06/00         04
    0411747454                           05           03/01/00         12
    0411747454                           O            02/01/30
    0


    3139545          K08/G02             F           65,650.00         ZZ
                                         360         65,650.00          1
    1216 CHOCTAW STREET                9.375            546.04         65
                                       9.125            546.04      101,000.00
    JUPITER          FL   33458          5            01/11/00         00
    0411748106                           05           03/01/00          0
    0411748106                           N            02/01/30
    0
1




    3139550          K08/G02             F          195,000.00         ZZ
                                         360        195,000.00          1
    1200 BARBE DRIVE                   9.500          1,639.67         84
                                       9.250          1,639.67      234,000.00
    WESTWEGO         LA   70094          5            01/06/00         04
    0411765530                           05           03/01/00         12
    0411765530                           O            02/01/30
    0


    3139552          K08/G02             F           50,400.00         ZZ
                                         360         50,400.00          2
    2246-2248 N. LELAND                9.250            414.63         90
                                       9.000            414.63       56,000.00
    INDIANAPOLIS     IN   46219          1            01/11/00         04
    0411773831                           05           03/01/00         25
    0411773831                           N            02/01/30
    0


    3139553          K08/G02             F           79,800.00         ZZ
                                         360         79,800.00          1
    1271 TRENTON STREET                9.375            663.74         70
                                       9.125            663.74      114,000.00
    ATLANTA          GA   30316          5            01/11/00         00
    0411775273                           05           03/01/00          0
    0411775273                           N            02/01/30
    0


    3139554          K08/G02             F           67,500.00         ZZ
                                         360         67,500.00          1
    5114 KENWOOD ROAD                  9.500            567.58         90
                                       9.250            567.58       75,000.00
    CINCINNATI       OH   45227          1            01/11/00         04
    0411775588                           05           03/01/00         25
    0411775588                           N            02/01/30
    0


    3139555          K08/G02             F           94,050.00         ZZ
                                         360         94,050.00          1
    3248 SUN VALLEY                    9.875            816.68         95
                                       9.625            816.68       99,000.00
    SAGINAW          MI   48601          2            01/06/00         04
    0411775836                           05           03/01/00         30
    0411775836                           O            02/01/30
    0


    3139557          K08/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
1


    6441 ARNO ROAD                     8.875            795.64         80
                                       8.625            795.64      125,000.00
    COLLEGE GROVE    TN   37046          1            01/11/00         00
    0411778566                           05           03/01/00          0
    0411778566                           O            02/01/30
    0


    3139559          K08/G02             F          110,400.00         T
                                         360        110,400.00          1
    282 ELM COVE DRIVE                 9.000            888.30         80
                                       8.750            888.30      138,000.00
    ABILENE          TX   79605          1            01/06/00         00
    0411779259                           05           03/01/00          0
    0411779259                           O            02/01/30
    0


    3139560          K08/G02             F           38,250.00         ZZ
                                         360         38,250.00          1
    401 MOSIER ROAD                    9.750            328.63         90
                                       9.500            328.63       42,500.00
    GIRARD           OH   44420          1            01/11/00         04
    0411779648                           05           03/01/00         25
    0411779648                           N            02/01/30
    0


    3141514          601/G02             F          200,000.00         ZZ
                                         360        199,884.92          1
    1713 W CAMPBELL AVE                8.750          1,573.41         62
                                       8.500          1,573.41      325,000.00
    CAMPBELL         CA   95008          5            12/17/99         00
    0431771518                           05           02/01/00          0
    60148293                             O            01/01/30
    0


    3141546          K15/G02             F          103,600.00         ZZ
                                         360        103,600.00          1
    606 GALE AVE                       8.750            815.02         85
                                       8.500            815.02      122,000.00
    NEW PORT         OH   45768          5            12/29/99         10
    0431780063                           05           03/01/00         12
    012805300160                         O            02/01/30
    0


    3141621          601/G02             F          243,000.00         ZZ
                                         360        242,860.19          1
    HC 75 BOX 206                      8.750          1,911.69         90
                                       8.500          1,911.69      270,000.00
    GALISTEO         NM   87540          1            12/28/99         10
    0431772029                           05           02/01/00         25
1


    6014036                              O            01/01/30
    0


    3141697          253/253             F           45,500.00         ZZ
                                         360         45,500.00          1
    5713 EMERSON DRIVE                 9.000            366.11         76
                                       8.750            366.11       60,000.00
    WATAUGA          TX   76148          2            01/05/00         00
    948516                               05           03/01/00          0
    948516                               N            02/01/30
    0


    3141863          822/G02             F          119,250.00         ZZ
                                         360        119,184.86          4
    80 WEST ALBEMARLE AVE              9.000            959.52         90
                                       8.750            959.52      132,500.00
    LANSDOWNE        PA   19050          1            12/30/99         04
    0431801067                           05           02/01/00         25
    3626030423                           N            01/01/30
    0


    3141869          950/G02             F           91,000.00         ZZ
                                         360         90,946.27          1
    1212 SOUTH 9TH AVENUE              8.625            707.79         70
                                       8.375            707.79      130,000.00
    YAKIMA           WA   98902          5            12/28/99         00
    0431772326                           03           02/01/00          0
    104991203008                         N            01/01/30
    0


    3141984          P16/G02             F          183,500.00         ZZ
                                         360        183,397.13          1
    3438 COLLINS #6                    8.875          1,460.01         90
                                       8.625          1,460.01      203,900.00
    ORANGE           CA   92867          1            12/03/99         10
    0431778877                           03           02/01/00         25
    50004207                             O            01/01/30
    0


    3142182          664/G02             F          144,000.00         ZZ
                                         360        144,000.00          1
    6703 AURORA AVE N                  9.375          1,197.72         90
                                       9.125          1,197.72      160,000.00
    SEATTLE          WA   98103          1            01/05/00         01
    0431778224                           05           03/01/00         25
    0003322583                           N            02/01/30
    0


1


    3142343          601/G02             F           48,900.00         ZZ
                                         360         48,877.18          1
    395 HENRY                          9.750            420.13         89
                                       9.500            420.13       55,500.00
    MANSFIELD        OH   44907          2            12/30/99         01
    0431801745                           05           02/01/00         25
    60153483                             N            01/01/30
    0


    3142547          601/G02             F           96,000.00         ZZ
                                         360         95,952.77          1
    67 ORGAN PIPE DR                   9.500            807.23         60
                                       9.250            807.23      160,000.00
    ESCUDILLA BONIT  NM   85938          5            12/23/99         00
    0431779610                           05           02/01/00          0
    60147790                             O            01/01/30
    0


    3142690          E65/G02             F           22,500.00         ZZ
                                         360         22,500.00          1
    1714 COLORADO                      9.750            193.31         87
                                       9.500            193.31       26,000.00
    FLINT            MI   48506          1            01/10/00         01
    0431778851                           05           03/01/00         25
    227352                               N            02/01/30
    0


    3143399          E82/G02             F          199,600.00         ZZ
                                         360        199,600.00          1
    1259 SOUTH 1ST STREET              8.875          1,588.11         80
                                       8.625          1,588.11      249,500.00
    LOUISVILLE       KY   40203          1            01/14/00         00
    0400249777                           05           03/01/00          0
    0400249777                           O            02/01/30
    0


    3143679          K08/G02             F           99,650.00         ZZ
                                         360         99,650.00          1
    1093 VIA JARDIN                    9.500            837.91         90
                                       9.250            837.91      110,729.00
    PALM BEACH GARD  FL   33418          1            01/12/00         14
    0411729825                           09           03/01/00         25
    0411729825                           O            02/01/30
    0


    3143680          K08/G02             F          135,000.00         ZZ
                                         360        135,000.00          1
    1945 WASHINGTON STREET UNIT406     9.625          1,147.49         50
                                       9.375          1,147.49      274,000.00
1


    SAN FRANCISCO    CA   94109          1            01/07/00         00
    0411739220                           01           03/01/00          0
    0411739220                           N            02/01/30
    0


    3143683          K08/G02             F          165,600.00         ZZ
                                         360        165,600.00          1
    7457 S. PIERCE COURT               8.625          1,288.02         80
                                       8.375          1,288.02      207,000.00
    LITTLETON        CO   80128          5            01/12/00         00
    0411761943                           05           03/01/00          0
    0411761943                           N            02/01/30
    0


    3143684          K08/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
    11280 DONA LISA DRIVE              9.625          2,549.97         50
                                       9.375          2,549.97      611,000.00
    STUDIO CITY      CA   91604          5            01/04/00         00
    0411765498                           05           03/01/00          0
    0411765498                           O            02/01/30
    0


    3144175          623/G02             F          114,400.00         ZZ
                                         360        114,086.13          1
    6212 HEATHER MIST LANE             8.750            899.99         72
                                       8.500            899.99      160,000.00
    LAS VEGAS        NV   89108          2            12/22/99         00
    0431786581                           05           02/01/00          0
    1310339                              N            01/01/30
    0


    3144176          623/G02             F          105,500.00         ZZ
                                         360        105,434.42          1
    7898 PALACE MONACO AVENUE          8.375            801.88         80
                                       8.125            801.88      131,895.00
    LAS VEGAS        NV   89117          1            12/02/99         00
    0431790534                           03           02/01/00          0
    1313619                              O            01/01/30
    0


    3144178          623/G02             F          205,600.00         ZZ
                                         360        204,470.29          4
    4729 MATT DRIVE                    8.000          1,508.62         80
                                       7.750          1,508.62      257,000.00
    RALEIGH          NC   27603          1            05/05/99         00
    0431780246                           07           07/01/99          0
    1345432                              N            06/01/29
    0
1




    3144180          623/G02             F           63,000.00         ZZ
                                         360         62,961.83          1
    197 NEW OAKRIDGE TRL               8.500            484.42         70
                                       8.250            484.42       90,000.00
    FAYETTEVILLE     GA   30214          5            12/21/99         00
    0431789130                           05           02/01/00          0
    1353629                              N            01/01/30
    0


    3144181          623/G02             F          203,700.00         ZZ
                                         360        203,119.33          1
    21438 CHADBURY                     7.750          1,459.33         80
                                       7.500          1,459.33      255,000.00
    MACOMB TOWNSHIP  MI   48044          1            09/15/99         00
    0431783497                           05           11/01/99          0
    1382867                              O            10/01/29
    0


    3144182          623/G02             F           50,800.00         ZZ
                                         360         50,738.23          4
    4114 16 NEBRASKA AVENUE            8.500            390.61         80
                                       8.250            390.61       63,500.00
    ST LOUIS         MO   63118          5            11/22/99         00
    0431786706                           05           01/01/00          0
    1384209                              N            12/01/29
    0


    3144183          623/G02             F           71,500.00         ZZ
                                         360         71,466.64          1
    119 FAIRVIEW AVENUE EXTENSION      9.750            614.30         65
                                       9.500            614.30      110,000.00
    BRIDGEPORT       CT   06606          5            12/17/99         00
    0431789395                           05           02/01/00          0
    1393111                              N            01/01/30
    0


    3144184          623/G02             F           98,100.00         ZZ
                                         360         97,453.39          2
    241 MAPLE AVENUE                   9.250            807.04         90
                                       9.000            807.04      109,000.00
    BARRINGTON       RI   02806          1            11/29/99         01
    0431784800                           05           01/01/00         25
    1417748                              N            12/01/29
    0


    3144185          623/G02             F           55,080.00         ZZ
                                         360         55,046.63          1
1


    2018 E NINE MILE ROAD              8.500            423.52         90
                                       8.250            423.52       61,200.00
    SANDSTON         VA   23150          1            12/15/99         10
    0431791623                           05           02/01/00         25
    1417867                              N            01/01/30
    0


    3144186          623/G02             F           96,000.00         ZZ
                                         360         95,943.32          1
    5611 SOUTH 7TH ROAD                8.625            746.68         80
                                       8.375            746.68      120,000.00
    ARLINGTON        VA   22204          1            12/10/99         00
    0431791615                           05           02/01/00          0
    1418303                              O            01/01/30
    0


    3144187          623/G02             F           86,000.00         ZZ
                                         240         85,849.40          1
    124 SOUTH KING STREET              7.750            706.02         73
                                       7.500            706.02      118,400.00
    JONESTOWN        PA   17038          5            12/09/99         00
    0431789296                           05           02/01/00          0
    1418377                              O            01/01/20
    0


    3144188          623/G02             F          120,000.00         ZZ
                                         360        119,934.45          1
    5592 HENSEL WOODS ROAD             9.000            965.55         80
                                       8.750            965.55      150,000.00
    COLUMBUS         OH   43230          1            12/20/99         00
    0431785708                           05           02/01/00          0
    1426258                              O            01/01/30
    0


    3144189          623/G02             F           81,150.00         ZZ
                                         240         79,582.18          1
    3222 FURMAN BOULEVARD              8.500            704.24         75
                                       8.250            704.24      108,250.00
    LOUISVILLE       KY   40220          1            12/23/99         00
    0431780345                           05           02/01/00          0
    1427708                              N            01/01/20
    0


    3144191          623/G02             F           75,000.00         ZZ
                                         360         74,952.18          1
    12202 CLARESHOM DRIVE              8.250            563.45         76
                                       8.000            563.45       99,518.00
    TOMBALL          TX   77375          1            12/13/99         00
    0431790914                           03           02/01/00          0
1


    5222313                              O            01/01/30
    0


    3144192          623/G02             F           47,000.00         ZZ
                                         360         46,971.53          1
    1605 WEST PHOENIX PLACE            8.500            361.39         53
                                       8.250            361.39       89,000.00
    BROKEN ARROW     OK   74011          2            12/20/99         00
    0431785807                           05           02/01/00          0
    5223125                              N            01/01/30
    0


    3144193          623/G02             F           50,000.00         ZZ
                                         360         49,969.71          1
    1405 N JUNIPER AVE                 8.500            384.46         58
                                       8.250            384.46       87,000.00
    BROKEN ARROW     OK   74012          2            12/20/99         00
    0431785922                           05           02/01/00          0
    5223126                              N            01/01/30
    0


    3144194          623/G02             F           68,000.00         ZZ
                                         360         67,958.81          1
    6453 MEADOW RUE DRIVE              8.500            522.86         80
                                       8.250            522.86       85,000.00
    NORCROSS         GA   30092          1            12/22/99         00
    0431786938                           05           02/01/00          0
    5223156                              N            01/01/30
    0


    3144195          623/G02             F           75,000.00         ZZ
                                         360         74,956.85          1
    4432 LONGMEADOW WAY                8.750            590.03         75
                                       8.500            590.03      100,000.00
    FORT WORTH       TX   76133          2            12/10/99         00
    0431791664                           05           02/01/00          0
    5223219                              O            01/01/30
    0


    3144196          623/G02             F          110,000.00         ZZ
                                         360        109,929.86          1
    940 ORCHARD LANE                   8.250            826.39         41
                                       8.000            826.39      270,000.00
    ROSEVILLE        MN   55113          5            12/13/99         00
    0431790559                           05           02/01/00          0
    5224375                              O            01/01/30
    0


1


    3144197          623/G02             F          211,500.00         ZZ
                                         360        211,365.13          1
    13220 SHERWOOD FOREST DRIVE        8.250          1,588.93         90
                                       8.000          1,588.93      235,000.00
    SILVER SPRING    MD   20904          1            12/27/99         10
    0431785286                           05           02/01/00         25
    5224951                              N            01/01/30
    0


    3144198          623/G02             F          266,400.00         ZZ
                                         360        265,993.05          1
    49 PARTRIDGE                       8.875          2,119.60         80
                                       8.625          2,119.60      333,000.00
    TROY             MI   48098          5            11/08/99         00
    0431789155                           05           01/01/00          0
    5225423                              O            12/01/29
    0


    3144199          623/G02             F          110,000.00         ZZ
                                         360        109,928.04          1
    759 CHRISTOPHER DRIVE              8.125            816.75         65
                                       7.875            816.75      170,000.00
    MARION           OH   43302          5            12/20/99         00
    0431785104                           05           02/01/00          0
    5225661                              O            01/01/30
    0


    3144200          623/G02             F           68,250.00         ZZ
                                         360         68,216.43          1
    912 11TH AVENUE NW                 9.500            573.88         65
                                       9.250            573.88      105,000.00
    RIO RANCHO       NM   87124          5            12/09/99         00
    0431786185                           05           02/01/00          0
    5225830                              N            01/01/30
    0


    3144201          623/G02             F          138,750.00         ZZ
                                         360        138,672.21          1
    313 APASUS TRAIL                   8.875          1,103.96         75
                                       8.625          1,103.96      185,000.00
    VIRGINIA BEACH   VA   23452          1            12/20/99         00
    0431786904                           05           02/01/00          0
    5226353                              O            01/01/30
    0


    3144202          623/G02             F          245,000.00         ZZ
                                         360        244,847.72          1
    6435 BAKER LANE                    8.375          1,862.18         70
                                       8.125          1,862.18      355,000.00
1


    LAKE WYLIE       SC   29710          5            12/20/99         00
    0431782580                           05           02/01/00          0
    5226520                              O            01/01/30
    0


    3144203          623/G02             F          240,000.00         ZZ
                                         360        239,850.83          1
    676 SOUTHERN HILLS DRIVE           8.375          1,824.17         80
                                       8.125          1,824.17      300,000.00
    EUREKA           MO   63025          1            12/17/99         00
    0431791060                           03           02/01/00          0
    5226643                              O            01/01/30
    0


    3144204          623/G02             F           91,120.00         ZZ
                                         360         91,075.18          1
    1305 WOODINGTON CIRCLE             9.500            766.19         80
                                       9.250            766.19      113,900.00
    LAWRENCEVILLE    GA   30044          1            12/23/99         00
    0431786698                           05           02/01/00          0
    5226697                              N            01/01/30
    0


    3144205          623/G02             F          487,500.00         ZZ
                                         360        487,189.13          1
    19045 COUCH MARKET ROAD            8.250          3,662.43         69
                                       8.000          3,662.43      708,000.00
    BEND             OR   97701          5            12/08/99         00
    0431790815                           05           02/01/00          0
    5227006                              O            01/01/30
    0


    3144206          623/G02             F           53,600.00         ZZ
                                         360         53,566.68          1
    3095 SHOSHONE PLACE #5B            8.375            407.40         80
                                       8.125            407.40       67,000.00
    PRESCOTT         AZ   86301          1            12/20/99         00
    0431784883                           07           02/01/00          0
    5227077                              O            01/01/30
    0


    3144207          623/G02             F           65,070.00         ZZ
                                         360         65,027.44          1
    1229 TAFT STREET                   8.125            483.14         79
                                       7.875            483.14       82,500.00
    SHERRODSVILLE    OH   44675          1            12/21/99         00
    0431785898                           05           02/01/00          0
    5227335                              O            01/01/30
    0
1




    3144208          623/G02             F           70,000.00         ZZ
                                         360         69,961.76          1
    2588 SOUTH 900 EAST #24            9.000            563.24         73
                                       8.750            563.24       97,000.00
    SALT LAKE CITY   UT   84106          2            12/23/99         00
    0431785294                           01           02/01/00          0
    5227683                              N            01/01/30
    0


    3144209          623/G02             F           80,000.00         ZZ
                                         360         79,958.53          1
    10209 GUADIANA PLACE SW            9.250            658.14         67
                                       9.000            658.14      120,000.00
    ALBUQUERQUE      NM   87121          5            12/09/99         00
    0431785161                           05           02/01/00          0
    5227760                              O            01/01/30
    0


    3144210          623/G02             F          120,000.00         ZZ
                                         360        119,937.79          4
    3734 BELL                          9.250            987.21         70
                                       9.000            987.21      172,000.00
    KANSAS CITY      MO   64111          2            12/23/99         00
    0431783869                           05           02/01/00          0
    5227867                              N            01/01/30
    0


    3144211          623/G02             F          164,700.00         ZZ
                                         360        164,612.35          2
    6220 54TH AVE COURT WEST           9.125          1,340.06         90
                                       8.875          1,340.06      183,000.00
    UNIVERSITY PLAC  WA   98467          1            12/20/99         11
    0431789569                           05           02/01/00         25
    5227999                              O            01/01/30
    0


    3144212          623/G02             F           54,450.00         ZZ
                                         360         54,421.77          1
    7121 MAIN                          9.250            447.95         70
                                       9.000            447.95       78,000.00
    KANSAS CITY      MO   64114          2            12/22/99         00
    0431791730                           05           02/01/00          0
    5228003                              N            01/01/30
    0


    3144213          623/G02             F          196,000.00         ZZ
                                         360        195,881.26          1
1


    2219 NORTH GRANTLAND AVENUE        8.500          1,507.07         80
                                       8.250          1,507.07      245,000.00
    FRESNO           CA   93722          1            12/14/99         00
    0431786953                           05           02/01/00          0
    5228367                              N            01/01/30
    0


    3144214          623/G02             F          134,800.00         ZZ
                                         360        134,722.44          1
    1131 SUNUP ROAD                    8.750          1,060.48         80
                                       8.500          1,060.48      168,500.00
    PRESCOTT         AZ   86303          5            12/16/99         00
    0431781020                           03           02/01/00          0
    5228392                              O            01/01/30
    0


    3144215          623/G02             F           64,000.00         ZZ
                                         360         63,961.23          1
    108  GUNPOWDER DRIVE               8.500            492.10         80
                                       8.250            492.10       80,000.00
    SAVANNAH         GA   31410          1            12/27/99         00
    0431798180                           05           02/01/00          0
    5228842                              N            01/01/30
    0


    3144216          623/G02             F          101,600.00         ZZ
                                         360        101,545.93          1
    813 OLD MINE CREEK LANE            9.125            826.65         80
                                       8.875            826.65      127,000.00
    LAS VEGAS        NV   89134          1            12/16/99         00
    0431787415                           03           02/01/00          0
    5229069                              N            01/01/30
    0


    3144217          623/G02             F          450,000.00         ZZ
                                         360        449,713.05          1
    2307 15TH STREET                   8.250          3,380.70         79
                                       8.000          3,380.70      570,000.00
    SAN FRANCISCO    CA   94116          1            12/16/99         00
    0431791680                           05           02/01/00          0
    5229344                              O            01/01/30
    0


    3144218          623/G02             F           90,000.00         ZZ
                                         360         89,939.61          1
    8815 EAST 63RD STREET              8.000            660.39         75
                                       7.750            660.39      120,000.00
    TULSA            OK   74133          1            12/20/99         00
    0431790211                           03           02/01/00          0
1


    5229394                              O            01/01/30
    0


    3144219          623/G02             F          154,050.00         ZZ
                                         360        153,956.68          1
    1077 RUNWAY DRIVE SW               8.500          1,184.51         79
                                       8.250          1,184.51      195,000.00
    BYRON CENTER     MI   49315          1            12/21/99         00
    0431784750                           05           02/01/00          0
    5229712                              O            01/01/30
    0


    3144220          623/G02             F           72,000.00         ZZ
                                         360         71,959.64          1
    1505 BARNA AVENUE                  8.875            572.86         80
                                       8.625            572.86       90,000.00
    TITUSVILLE       FL   32780          1            12/20/99         00
    0431790229                           05           02/01/00          0
    5229774                              O            01/01/30
    0


    3144221          623/G02             F          420,000.00         ZZ
                                         360        419,787.90          1
    13951 TELLURIDE DRIVE              9.375          3,493.35         80
                                       9.125          3,493.35      525,000.00
    BROOMFIELD       CO   80020          1            12/20/99         00
    0431782325                           05           02/01/00          0
    5229958                              O            01/01/30
    0


    3144222          623/G02             F          134,250.00         ZZ
                                         360        134,172.76          1
    4028 VALLEY WEST DRIVE             8.750          1,056.15         74
                                       8.500          1,056.15      182,300.00
    RAPID CITY       SD   57702          1            12/27/99         00
    0431785450                           05           02/01/00          0
    5230266                              O            01/01/30
    0


    3144223          623/G02             F          127,000.00         ZZ
                                         360        126,926.93          1
    13645 SOUTH POTAWATOMI TRAIL       8.750            999.11         45
                                       8.500            999.11      285,000.00
    LOCKPORT         IL   60441          1            12/27/99         00
    0431786847                           05           02/01/00          0
    5231287                              O            01/01/30
    0


1


    3144224          623/G02             F          230,000.00         ZZ
                                         360        229,698.06          1
    9925 NACIMIENTO LAKE DRIVE         8.125          1,707.75         65
                                       7.875          1,707.75      355,000.00
    PASO ROBLES      CA   93446          1            12/01/99         00
    0431791482                           05           01/01/00          0
    6209475                              O            12/01/29
    0


    3144225          623/G02             F          138,400.00         ZZ
                                         360        138,311.74          1
    6327 CHADBOURNE AVENUE             8.250          1,039.76         80
                                       8.000          1,039.76      173,000.00
    RIVERSIDE        CA   92505          5            12/09/99         00
    0431791854                           05           02/01/00          0
    6227439                              O            01/01/30
    0


    3144226          623/G02             F          168,000.00         ZZ
                                         360        167,898.22          1
    313 CHERRYWOOD AVENUE              8.500          1,291.78         78
                                       8.250          1,291.78      218,000.00
    SAN LEANDRO      CA   94577          2            12/14/99         00
    0431785773                           05           02/01/00          0
    6227475                              O            01/01/30
    0


    3144227          623/G02             F          108,750.00         ZZ
                                         360        108,689.03          1
    9300 MOUNTAIN VIEW ROAD            8.875            865.27         75
                                       8.625            865.27      145,000.00
    PRESCOTT VALLEY  AZ   86314          4            12/02/99         00
    0431785831                           05           02/01/00          0
    6302681                              O            01/01/30
    0


    3144228          623/G02             F           44,100.00         ZZ
                                         360         44,073.96          1
    13415 NORTH 37TH AVENUE            8.625            343.01         60
                                       8.375            343.01       73,500.00
    PHOENIX          AZ   85029          1            12/17/99         00
    0431788512                           05           02/01/00          0
    6307336                              N            01/01/30
    0


    3144229          623/G02             F          120,000.00         ZZ
                                         360        119,857.79          1
    8662 SOUTHWEST HAMLET CT           8.625            933.35         75
                                       8.375            933.35      160,000.00
1


    TIGARD           OR   97224          1            11/09/99         00
    0431786359                           05           01/01/00          0
    6314539                              O            12/01/29
    0


    3145094          808/G02             F          180,000.00         ZZ
                                         360        180,000.00          4
    3445 SPRING STREET A B C D         9.500          1,513.54         75
                                       9.250          1,513.54      240,000.00
    PASO ROBLES      CA   93446          1            01/07/00         00
    0431802040                           05           03/01/00          0
    9416148                              N            02/01/30
    0


    3146564          K08/G02             F          117,000.00         ZZ
                                         360        117,000.00          1
    60-49 PALISADE AVENUE              9.500            983.80         90
                                       9.250            983.80      130,000.00
    WEST NEW YORK    NJ   07093          1            01/13/00         10
    0411683527                           05           03/01/00         25
    0411683527                           N            02/01/30
    0


    3146565          K08/G02             F           20,000.00         ZZ
                                         360         20,000.00          1
    1113 ROSELAWN                      9.750            171.83         80
                                       9.500            171.83       25,000.00
    ARTESIA          NM   88210          1            01/07/00         00
    0411688666                           05           03/01/00          0
    0411688666                           N            02/01/30
    0


    3146566          K08/G02             F          168,000.00         ZZ
                                         360        168,000.00          1
    2014 ROCKCREEK DRIVE               8.875          1,336.68         80
                                       8.625          1,336.68      210,000.00
    ARLINGTON        TX   76010          5            01/06/00         00
    0411689417                           05           03/01/00          0
    0411689417                           O            02/01/30
    0


    3146567          K08/G02             F          133,600.00         ZZ
                                         360        133,600.00          4
    21737-21743 FIGUEROA STREET       10.000          1,172.44         80
                                       9.750          1,172.44      167,000.00
    CARSON           CA   90745          1            01/10/00         00
    0411708415                           05           03/01/00          0
    0411708415                           O            02/01/30
    0
1




    3146569          K08/G02             F          121,950.00         ZZ
                                         360        121,950.00          2
    18128 MOHAWK DR                    8.750            959.38         90
                                       8.500            959.38      135,500.00
    SPRING LAKE TOW  MI   49456          1            01/13/00         04
    0411740434                           05           03/01/00         25
    0411740434                           N            02/01/30
    0


    3146570          K08/G02             F           45,000.00         ZZ
                                         360         45,000.00          1
    324 CAMELIA LANE                   9.500            378.38         90
                                       9.250            378.38       50,000.00
    ASHEVILLE        NC   28806          1            01/13/00         04
    0411746027                           27           03/01/00         25
    0411746027                           O            02/01/30
    0


    3146571          K08/G02             F           58,600.00         ZZ
                                         360         58,600.00          1
    11357 1ST AVENUE                   9.125            476.79         85
                                       8.875            476.79       69,000.00
    PUNTA GORDA      FL   33955          5            01/04/00         11
    0411750748                           05           03/01/00         25
    0411750748                           O            02/01/30
    0


    3146572          K08/G02             F          131,900.00         ZZ
                                         360        131,900.00          1
    600-#202 COPPERLINE DRIVE          9.375          1,097.08         80
                                       9.125          1,097.08      164,900.00
    CHAPEL HILL      NC   27516          1            01/13/00         00
    0411757768                           01           03/01/00          0
    0411757768                           O            02/01/30
    0


    3146574          K08/G02             F           45,000.00         ZZ
                                         360         45,000.00          2
    3057 FIELD STREET                 10.000            394.91         90
                                       9.750            394.91       50,000.00
    DETROIT          MI   48214          1            01/13/00         04
    0411763485                           05           03/01/00         25
    0411763485                           N            02/01/30
    0


    3146575          K08/G02             F           59,600.00         ZZ
                                         360         59,600.00          1
1


    303 KENSINGTON AVENUE              9.875            517.54         75
                                       9.625            517.54       79,500.00
    FERNDALE         MI   48220          5            01/13/00         00
    0411765696                           05           03/01/00          0
    0411765696                           N            02/01/30
    0


    3146577          K08/G02             F           89,100.00         ZZ
                                         360         89,100.00          4
    3642 NORTHDALE PLACE               9.625            757.34         90
                                       9.375            757.34       99,000.00
    CINCINNATI       OH   45213          1            01/13/00         04
    0411769235                           05           03/01/00         25
    0411769235                           N            02/01/30
    0


    3146581          K08/G02             F          113,000.00         ZZ
                                         360        113,000.00          1
    5023 BLACKCLOUD LOOP               9.375            939.88         80
                                       9.125            939.88      143,000.00
    COLORADO SPRING  CO   80922          1            01/13/00         00
    0411780257                           05           03/01/00          0
    0411780257                           N            02/01/30
    0


    3146582          K08/G02             F          382,500.00         ZZ
                                         360        382,500.00          4
    4405 AVENUE H UNITS A-D            9.125          3,112.15         90
                                       8.875          3,112.15      425,000.00
    AUSTIN           TX   78751          1            01/13/00         04
    0411781016                           05           03/01/00         25
    0411781016                           O            02/01/30
    0


    3146583          K08/G02             F           48,000.00         ZZ
                                         360         48,000.00          2
    3450 DUNNICA AVE.                 10.000            421.23         80
                                       9.750            421.23       60,000.00
    ST. LOUIS        MO   63118          1            01/13/00         00
    0411784507                           05           03/01/00          0
    0411784507                           N            02/01/30
    0


    3146584          K08/G02             F          128,000.00         ZZ
                                         360        128,000.00          1
    2612 MILLBROOK DRIVE               8.875          1,018.43         80
                                       8.625          1,018.43      160,000.00
    SNELLVILLE       GA   30078          1            01/13/00         00
    0411787047                           05           03/01/00          0
1


    0411787047                           O            02/01/30
    0


    3146692          E82/G02             F           33,600.00         ZZ
                                         360         33,600.00          1
    4411 LEES LANE                     9.500            282.53         70
                                       9.250            282.53       48,000.00
    LOUISVILLE       KY   40216          5            01/19/00         00
    0400244521                           05           03/01/00          0
    0400244521                           N            02/01/30
    0


    3146693          E82/G02             F           33,600.00         ZZ
                                         360         33,600.00          1
    4400 LEES LANE                     9.500            282.53         70
                                       9.250            282.53       48,000.00
    LOUISVILLE       KY   40216          5            01/19/00         00
    0400244505                           05           03/01/00          0
    0400244505                           N            02/01/30
    0


    3146839          A26/G02             F          109,600.00         ZZ
                                         360        107,873.46          1
    2106 STATZ STREET                  8.000            804.21         88
                                       7.750            804.21      125,000.00
    NORTH LAS VEGAS  NV   89030          2            08/02/99         04
    0431817246                           05           10/01/99         25
    30792                                N            09/01/29
    0


    3147492          637/G02             F           73,600.00         ZZ
                                         360         73,557.65          1
    12738 WATER STREET                 8.750            579.02         80
                                       8.500            579.02       92,000.00
    ARDARA           PA   15615          2            12/10/99         00
    0431796689                           05           02/01/00          0
    0014551410                           O            01/01/30
    0


    3148173          976/976             F          121,600.00         ZZ
                                         360        121,459.57          2
    966-968 BRIDGE STREET              8.750            956.63         95
                                       8.500            956.63      128,000.00
    LOWELL           MA   01850          1            12/02/99         11
    5829193                              05           01/01/00         30
    5829193                              O            12/01/29
    0


1


    3148234          976/976             F          260,000.00         ZZ
                                         360        259,683.86          1
    73 ADAMS AVENUE                    8.500          1,999.18         80
                                       8.250          1,999.18      325,000.00
    HAWORTH          NJ   07641          1            11/10/99         00
    5763028                              05           01/01/00          0
    5763028                              N            12/01/29
    0


    3148291          976/976             F          540,000.00         ZZ
                                         360        539,326.36          1
    8 AIRMONT AVENUE                   8.375          4,104.40         75
                                       8.125          4,104.40      720,000.00
    MAHWAH           NJ   07430          5            11/19/99         00
    5559987                              05           01/01/00          0
    5559987                              O            12/01/29
    0


    3148309          664/G02             F          270,000.00         ZZ
                                         360        270,000.00          4
    17222-17230 44TH AVE W 1,2,3,4     9.750          2,319.72         90
                                       9.500          2,319.72      300,000.00
    LYNNWOOD         WA   98037          1            01/05/00         11
    0431803840                           05           03/01/00         25
    0003322559                           N            02/01/30
    0


    3148380          757/G02             F          131,300.00         ZZ
                                         360        131,300.00          1
    206 TOWLER DRIVE                   9.500          1,104.05         90
                                       9.250          1,104.05      145,900.00
    LOGANVILLE       GA   30052          1            01/07/00         01
    0431803204                           05           03/01/00         25
    2311629                              N            02/01/30
    0


    3148992          G41/G02             F          135,000.00         T
                                         360        134,931.83          1
    6585 NW 113 WAY                    9.375          1,122.86         72
                                       9.125          1,122.86      188,295.00
    PARKLAND         FL   33076          1            12/29/99         00
    0431790104                           03           02/01/00          0
    64001203                             O            01/01/30
    0


    3150125          K08/G02             F          110,600.00         ZZ
                                         360        110,600.00          1
    1107 DIXIE LANE                    9.000            889.91         90
                                       8.750            889.91      122,900.00
1


    FERNLEY          NV   89408          1            01/12/00         01
    0411744279                           05           03/01/00         25
    0411744279                           O            02/01/30
    0


    3150126          K08/G02             F          176,200.00         ZZ
                                         360        176,200.00          2
    110 FIFTH AVENUE                   9.750          1,513.83         75
                                       9.500          1,513.83      235,000.00
    BRADLEY BEACH    NJ   07720          1            01/14/00         00
    0411748502                           05           03/01/00          0
    0411748502                           N            02/01/30
    0


    3150127          K08/G02             F          168,800.00         ZZ
                                         360        168,800.00          1
    3225 MADERA AVENUE                 8.500          1,297.93         80
                                       8.250          1,297.93      211,000.00
    OAKLAND          CA   94619          1            01/07/00         00
    0411749443                           05           03/01/00          0
    0411749443                           O            02/01/30
    0


    3150130          K08/G02             F          108,000.00         ZZ
                                         360        108,000.00          1
    4716 ENNISMORE                     9.500            908.12         80
                                       9.250            908.12      135,000.00
    INDEPENDENCE TW  MI   48348          5            01/14/00         00
    0411753015                           05           03/01/00          0
    0411753015                           N            02/01/30
    0


    3150137          K08/G02             F          146,200.00         ZZ
                                         360        146,200.00          1
    99 HAZLET AVENUE                   8.625          1,137.13         90
                                       8.375          1,137.13      162,500.00
    HAZLET           NJ   07730          1            01/14/00         10
    0411767023                           05           03/01/00         25
    0411767023                           N            02/01/30
    0


    3150138          K08/G02             F           80,000.00         ZZ
                                         360         80,000.00          1
    4114 NE MOON RIVER CIRCLE          8.875            636.52         48
                                       8.625            636.52      169,900.00
    JENSEN BEACH     FL   34957          5            01/10/00         00
    0411768807                           09           03/01/00          0
    0411768807                           O            02/01/30
    0
1




    3150139          K08/G02             F           31,500.00         ZZ
                                         360         31,500.00          2
    1505 W 109TH PLACE                 9.375            262.00         90
                                       9.125            262.00       35,000.00
    CHICAGO          IL   60643          1            01/14/00         04
    0411770225                           05           03/01/00         25
    0411770225                           N            02/01/30
    0


    3150140          K08/G02             F           32,800.00         ZZ
                                         360         32,800.00          1
    15927 STILLWOOD STREET             9.500            275.80         80
    BLDG D UNIT #1093                  9.250            275.80       41,000.00
    DALLAS           TX   75248          1            01/14/00         00
    0411772023                           01           03/01/00          0
    0411772023                           N            02/01/30
    0


    3150141          K08/G02             F          102,400.00         ZZ
                                         360        102,400.00          1
    38 LINDEN AVENUE                   8.500            787.37         80
                                       8.250            787.37      128,000.00
    ASHEVILLE        NC   28801          1            01/14/00         00
    0411773260                           05           03/01/00          0
    0411773260                           O            02/01/30
    0


    3150142          K08/G02             F          196,000.00         ZZ
                                         360        196,000.00          1
    4691 NORTH VERSAILLES AVENUE       9.000          1,577.06         80
                                       8.750          1,577.06      245,000.00
    HIGHLAND PARK    TX   75205          1            01/14/00         00
    0411773476                           05           03/01/00          0
    0411773476                           N            02/01/30
    0


    3150143          K08/G02             F          196,000.00         ZZ
                                         360        196,000.00          1
    18033 SW 26 COURT                  9.000          1,577.06         80
                                       8.750          1,577.06      245,000.00
    MIRAMAR          FL   33029          5            01/10/00         00
    0411774250                           03           03/01/00          0
    0411774250                           O            02/01/30
    0


    3150144          K08/G02             F          129,500.00         ZZ
                                         360        129,500.00          2
1


    2320-2322 AXIS COURT               8.875          1,030.36         80
                                       8.625          1,030.36      161,900.00
    COLLEGE STATION  TX   77845          1            01/14/00         00
    0411774771                           05           03/01/00          0
    0411774771                           O            02/01/30
    0


    3150147          K08/G02             F           81,000.00         ZZ
                                         360         81,000.00          1
    10404 ABBOTTFORD WAY               9.875            703.36         90
                                       9.625            703.36       90,000.00
    RANCHO CORDOVA   CA   95670          1            01/07/00         04
    0411777899                           05           03/01/00         25
    0411777899                           N            02/01/30
    0


    3150148          K08/G02             F          372,000.00         ZZ
                                         360        372,000.00          1
    3900 BOWSER AVENUE                 8.750          2,926.53         80
                                       8.500          2,926.53      465,000.00
    DALLAS           TX   75219          1            01/14/00         00
    0411779481                           05           03/01/00          0
    0411779481                           O            02/01/30
    0


    3150149          K08/G02             F          203,200.00         ZZ
                                         360        203,200.00          1
    6390 SW 144 STREET                 8.500          1,562.43         80
                                       8.250          1,562.43      254,000.00
    MIAMI            FL   33158          1            01/14/00         00
    0411780133                           05           03/01/00          0
    0411780133                           O            02/01/30
    0


    3150150          K08/G02             F          277,200.00         ZZ
                                         360        277,200.00          1
    96 WINEMACK STREET                 9.875          2,407.06         80
                                       9.625          2,407.06      346,500.00
    OAK BLUFFS       MA   02557          1            01/14/00         00
    0411780273                           05           03/01/00          0
    0411780273                           N            02/01/30
    0


    3150151          K08/G02             F           66,400.00         ZZ
                                         360         66,400.00          1
    11604 IDLEWOOD ROAD                9.250            546.26         80
                                       9.000            546.26       83,000.00
    SILVER SPRING    MD   20906          1            01/14/00         00
    0411780737                           05           03/01/00          0
1


    0411780737                           N            02/01/30
    0


    3150153          K08/G02             F          210,750.00         ZZ
                                         360        210,750.00          1
    13700 NORRIS AVENUE (SYLMAR AR     9.000          1,695.74         80
                                       8.750          1,695.74      263,497.00
    LOS ANGELES      CA   91342          1            01/12/00         00
    0411788730                           05           03/01/00          0
    0411788730                           O            02/01/30
    0


    3150154          K08/G02             F          175,500.00         ZZ
                                         360        175,500.00          1
    436 E 2ND STREET                   9.750          1,507.82         90
                                       9.500          1,507.82      195,000.00
    OCEAN ISLE BEAC  NC   28469          1            01/14/00         04
    0411790231                           05           03/01/00         25
    0411790231                           N            02/01/30
    0


    3150287          E82/G02             F           79,000.00         ZZ
                                         360         79,000.00          1
    312 CHIEFTAIN DRIVE                8.875            628.56         69
                                       8.625            628.56      116,000.00
    LOISVILLE        KY   40118          5            01/14/00         00
    0400249215                           05           03/01/00          0
    0400249215                           O            02/01/30
    0


    3150532          E86/G02             F          112,500.00         ZZ
                                         360        112,500.00          3
    74 MONTGOMERY AVENUE               9.750            966.55         90
                                       9.500            966.55      125,000.00
    STATEN ISLAND    NY   10301          1            01/12/00         14
    0431792951                           05           03/01/00         25
    50795                                O            02/01/30
    0


    3151011          B35/G02             F           79,700.00         ZZ
                                         360         79,655.32          1
    18 VISTA DRIVE                     8.875            634.13         71
                                       8.625            634.13      113,000.00
    SCOTIA           NY   12302          5            12/27/99         00
    0431796168                           05           02/01/00          0
    99004174                             O            01/01/30
    0


1


    3151158          J86/G02             F          450,000.00         ZZ
                                         360        450,000.00          1
    4824 EAST HUMMINGBIRD LANE         8.625          3,500.05         55
                                       8.375          3,500.05      820,000.00
    PARADISE VALLEY  AZ   85253          5            01/12/00         00
    0431790187                           05           03/01/00          0
    0151230                              O            02/01/30
    0


    3151915          664/G02             F          102,900.00         ZZ
                                         360        102,848.03          1
    100 73RD STREET UNIT 202A          9.375            855.88         69
                                       9.125            855.88      150,000.00
    HOLMES BEACH     FL   34217          1            12/30/99         00
    0431791359                           01           02/01/00          0
    0003271038                           N            01/01/30
    0


    3151975          R55/G02             F           85,550.00         ZZ
                                         360         85,550.00          1
    312 S HARDY DR                     9.750            735.01         80
                                       9.500            735.01      106,985.00
    TEMPE            AZ   85281          1            01/14/00         00
    0431786623                           05           03/01/00          0
    200170                               N            02/01/30
    0


    3152398          G41/G02             F           92,000.00         ZZ
                                         360         91,953.54          1
    179 PEREGRINE DRIVE                9.375            765.21         80
                                       9.125            765.21      115,000.00
    VOORHEES         NJ   08043          1            12/30/99         00
    0431783737                           05           02/01/00          0
    64001008                             O            01/01/30
    0


    3153643          K08/G02             F           28,000.00         ZZ
                                         360         28,000.00          1
    508 WEST ARGYLE                    9.750            240.56         80
                                       9.500            240.56       35,000.00
    HAGERMAN         NM   88232          1            01/14/00         00
    0411688674                           05           03/01/00          0
    0411688674                           N            02/01/30
    0


    3153644          K08/G02             F           40,000.00         ZZ
                                         360         40,000.00          1
    205 S. CAMBRIDGE                   9.750            343.66         80
                                       9.500            343.66       50,000.00
1


    HAGERMAN         NM   88232          1            01/07/00         00
    0411688708                           05           03/01/00          0
    0411688708                           N            02/01/30
    0


    3153645          K08/G02             F           33,600.00         ZZ
                                         360         33,600.00          1
    300 SOUTH MANCHESTER AVENUE        9.750            288.68         80
                                       9.500            288.68       42,000.00
    HAGERMAN         NM   88232          1            01/14/00         00
    0411688716                           05           03/01/00          0
    0411688716                           N            02/01/30
    0


    3153646          K08/G02             F          177,000.00         ZZ
                                         360        177,000.00          1
    372 SOUTH MARENGO UNIT#101         8.750          1,392.46         74
                                       8.500          1,392.46      240,000.00
    PASADENA         CA   91101          5            01/05/00         00
    0411713324                           01           03/01/00          0
    0411713324                           O            02/01/30
    0


    3153651          K08/G02             F           42,400.00         ZZ
                                         360         42,400.00          2
    2640-42 HELENA STREET              9.250            348.81         80
                                       9.000            348.81       53,000.00
    KENNER           LA   70062          1            01/18/00         00
    0411754559                           05           03/01/00          0
    0411754559                           N            02/01/30
    0


    3153653          K08/G02             F          150,100.00         ZZ
                                         360        150,100.00          1
    405 PARK AVE.                      9.750          1,289.59         95
                                       9.500          1,289.59      158,000.00
    BAY CITY         MI   48708          5            01/12/00         10
    0411756471                           05           03/01/00         30
    0411756471                           O            02/01/30
    0


    3153656          K08/G02             F           55,800.00         ZZ
                                         360         55,800.00          1
    26803 AVENUE 18                    8.625            434.01         90
                                       8.375            434.01       62,000.00
    MADERA           CA   93638          1            01/10/00         01
    0411766397                           05           03/01/00         25
    0411766397                           N            02/01/30
    0
1




    3153660          K08/G02             F          141,500.00         ZZ
                                         360        141,500.00          1
    430 NEWTON STREET                  9.500          1,189.81         73
                                       9.250          1,189.81      195,000.00
    WESTBURY         NY   11590          2            01/11/00         00
    0411770878                           05           03/01/00          0
    0411770878                           O            02/01/30
    0


    3153667          K08/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
    1390 NW 185TH TERRACE              8.625            777.79         60
                                       8.375            777.79      167,500.00
    PEMBROKE PINES   FL   33029          1            01/18/00         00
    0411784713                           03           03/01/00          0
    0411784713                           O            02/01/30
    0


    3153668          K08/G02             F           57,500.00         ZZ
                                         360         57,500.00          1
    5933 N. ASBURY                     9.500            483.49         90
                                       9.250            483.49       63,900.00
    WARR ACRES       OK   73122          1            01/18/00         04
    0411786296                           05           03/01/00         25
    0411786296                           N            02/01/30
    0


    3153669          K08/G02             F          221,150.00         ZZ
                                         360        221,150.00          1
    4711 AVENUE H                      8.875          1,759.57         80
                                       8.625          1,759.57      276,450.00
    AUSTIN           TX   78751          1            01/18/00         00
    0411793276                           05           03/01/00          0
    0411793276                           O            02/01/30
    0


    3153740          696/G02             F          143,600.00         ZZ
                                         360        143,600.00          1
    7207 HIDDEN RIDGE COURT            8.750          1,129.70         80
                                       8.500          1,129.70      179,500.00
    SPRINGFIELD      VA   22152          1            01/18/00         00
    0431789486                           03           03/01/00          0
    22700003                             O            02/01/30
    0


    3153971          K08/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
1


    18417 LANIER ISLAND SQUARE         9.625          2,549.97         87
                                       9.375          2,549.97      346,030.00
    LEESBURG         VA   20176          1            01/18/00         01
    0411754435                           09           03/01/00         25
    0411754435                           O            02/01/30
    0


    3154533          737/G02             F           32,500.00         ZZ
                                         360         32,500.00          2
    2253 SECOND AVENUE                 9.625            276.25         59
                                       9.375            276.25       56,000.00
    DECATUR          GA   30032          1            01/12/00         00
    0431800879                           05           03/01/00          0
    955996                               N            02/01/30
    0


    3155338          369/G02             F           86,400.00         ZZ
                                         360         86,347.65          1
    1732 W. ANGEL FIRE TERRACE         8.500            664.35         80
                                       8.250            664.35      108,000.00
    PHOENIX          AZ   85027          1            12/01/99         00
    0431800275                           05           02/01/00          0
    0071776488                           O            01/01/30
    0


    3156504          K08/G02             F          118,800.00         ZZ
                                         360        118,800.00          2
    3702 N. KIMBAL                     9.750          1,020.68         90
                                       9.500          1,020.68      132,000.00
    CHICAGO          IL   60618          1            01/19/00         10
    0411750789                           05           03/01/00         25
    0411750789                           N            02/01/30
    0


    3156507          K08/G02             F          165,750.00         ZZ
                                         360        165,750.00          1
    19482 EAST EVANS DRIVE             8.500          1,274.47         85
                                       8.250          1,274.47      195,000.00
    AURORA           CO   80013          5            01/07/00         11
    0411761463                           03           03/01/00         25
    0411761463                           O            02/01/30
    0


    3156509          K08/G02             F           61,600.00         ZZ
                                         360         61,600.00          1
    3949 CADIEUX                       9.625            523.59         70
                                       9.375            523.59       88,000.00
    DETROIT          MI   48224          5            01/20/00         00
    0411764640                           05           03/01/00          0
1


    0411764640                           N            02/01/30
    0


    3156510          K08/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
    1169 LAKE NEPESSING                9.375            931.56         80
                                       9.125            931.56      140,000.00
    LAPEER           MI   48446          5            01/13/00         00
    0411773567                           05           03/01/00          0
    0411773567                           O            02/01/30
    0


    3156512          K08/G02             F           87,200.00         ZZ
                                         360         87,200.00          1
    17485 SMOKEY RIVER DRIVE           9.125            709.49         90
                                       8.875            709.49       96,900.00
    SONORA           CA   95370          1            01/12/00         01
    0411775281                           05           03/01/00         25
    0411775281                           O            02/01/30
    0


    3156513          K08/G02             F          111,600.00         ZZ
                                         360        111,600.00          4
    24 FARRINGTON STREET               9.750            958.82         90
                                       9.500            958.82      124,000.00
    BROCKTON         MA   02301          1            01/19/00         04
    0411775679                           05           03/01/00         25
    0411775679                           N            02/01/30
    0


    3156514          K08/G02             F           88,000.00         T
                                         360         88,000.00          1
    2061 DREAMERS LANE                 9.375            731.94         80
                                       9.125            731.94      110,000.00
    LEWISTON         MI   49756          1            01/19/00         00
    0411778095                           05           03/01/00          0
    0411778095                           O            02/01/30
    0


    3156516          K08/G02             F          212,000.00         ZZ
                                         360        212,000.00          1
    283 NORTH 400 EAST                 9.000          1,705.80         80
                                       8.750          1,705.80      265,000.00
    SALEM            UT   84653          4            01/18/00         00
    0411782451                           05           03/01/00          0
    0411782451                           O            02/01/30
    0


1


    3156517          K08/G02             F          132,000.00         T
                                         360        132,000.00          1
    103 PARQUE COVE                    9.000          1,062.10         80
                                       8.750          1,062.10      165,000.00
    GEORGETOWN       TX   78626          1            01/18/00         00
    0411785447                           03           03/01/00          0
    0411785447                           O            02/01/30
    0


    3157543          601/G02             F           88,000.00         ZZ
                                         360         88,000.00          1
    76811 MARTIN CREEK RD              8.500            676.65         80
                                       8.250            676.65      110,000.00
    COTTAGE GROVE    OR   97424          5            01/03/00         00
    0431804939                           05           03/01/00          0
    60149382                             O            02/01/30
    0


    3158099          950/G02             F          145,800.00         ZZ
                                         360        145,800.00          1
    823 NORTHEAST 188TH STREET         8.875          1,160.05         90
                                       8.625          1,160.05      162,000.00
    SHORELINE        WA   98155          1            01/12/00         11
    0431797539                           05           03/01/00         25
    104991223056                         O            02/01/30
    0


    3158330          134/G02             F           45,450.00         ZZ
                                         360         45,427.64          1
    1415 GRAND JUNCTION                9.500            382.17         70
                                       9.250            382.17       65,000.00
    KATY             TX   77450          5            01/05/00         00
    0431793066                           03           02/01/00          0
    9322207                              N            01/01/30
    0


    3158364          F18/G02             F          141,600.00         ZZ
                                         360        141,600.00          1
    267 BONITA AVENUE                  8.750          1,113.97         80
                                       8.500          1,113.97      177,000.00
    SAN JOSE         CA   95116          5            01/11/00         00
    0431799162                           05           03/01/00          0
    R02394                               O            02/01/30
    0


    3158463          F28/G02             F          584,000.00         ZZ
                                         360        581,486.63          1
    908 KENTER WY                      7.750          4,183.85         80
                                       7.500          4,183.85      730,000.00
1


    LOS ANGELES      CA   90049          1            07/22/99         00
    0431828045                           05           09/01/99          0
    4956144                              O            08/01/29
    0


    3158472          F28/G02             F          300,000.00         ZZ
                                         360        299,422.14          1
    1125 BURGOYNE STREET               8.250          2,253.80         80
                                       8.000          2,253.80      375,000.00
    MOUNTAIN VIEW    CA   94043          1            10/21/99         00
    0431828136                           05           12/01/99          0
    5175553                              N            11/01/29
    0


    3159018          637/G02             F           87,300.00         ZZ
                                         360         87,300.00          3
    246 NW 14TH STREET                 9.875            758.07         90
                                       9.625            758.07       97,000.00
    POMPANO BEACH    FL   33060          1            01/05/00         04
    0431796606                           05           03/01/00         25
    0019057280                           N            02/01/30
    0


    3159549          K08/G02             F           28,000.00         ZZ
                                         360         28,000.00          1
    9208 DECATUR                      10.000            245.72         80
                                       9.750            245.72       35,000.00
    DETROIT          MI   48228          1            01/20/00         00
    0411731854                           05           03/01/00          0
    0411731854                           N            02/01/30
    0


    3159553          K08/G02             F          109,800.00         ZZ
                                         360        109,800.00          2
    4412-14 WEST METAIRIE AVE          9.500            923.26         90
                                       9.250            923.26      122,000.00
    METAIRIE         LA   70001          1            01/20/00         01
    0411751555                           05           03/01/00         25
    0411751555                           N            02/01/30
    0


    3159555          K08/G02             F           84,000.00         ZZ
                                         360         84,000.00          1
    5983 HAZEL WAY                     8.875            668.34         80
                                       8.625            668.34      105,000.00
    PARADISE         CA   95969          1            01/04/00         00
    0411754617                           05           03/01/00          0
    0411754617                           O            02/01/30
    0
1




    3159556          K08/G02             F           73,600.00         ZZ
                                         360         73,600.00          1
    302 HILL STREET                    8.875            585.59         90
                                       8.625            585.59       81,800.00
    GLEN ROSE        TX   76043          1            01/19/00         10
    0411758543                           05           03/01/00         25
    0411758543                           N            02/01/30
    0


    3159559          K08/G02             F          104,000.00         ZZ
                                         360        104,000.00          2
    384 VALLEY ROAD                    9.375            865.02         80
                                       9.125            865.02      130,000.00
    WEST ORANGE      NJ   07052          2            01/14/00         00
    0411762420                           05           03/01/00          0
    0411762420                           O            02/01/30
    0


    3159560          K08/G02             F          270,000.00         ZZ
                                         360        270,000.00          1
    50 INDIAN FIELD ROAD               9.500          2,270.31         63
                                       9.250          2,270.31      430,000.00
    GREENWICH        CT   06830          5            01/14/00         00
    0411763394                           05           03/01/00          0
    0411763394                           O            02/01/30
    0


    3159563          K08/G02             F           27,950.00         ZZ
                                         360         27,950.00          1
    1012 IDAHO                         9.625            237.58         65
                                       9.375            237.58       43,000.00
    TOLEDO           OH   43605          5            01/20/00         00
    0411769219                           05           03/01/00          0
    0411769219                           N            02/01/30
    0


    3159564          K08/G02             F          341,500.00         ZZ
                                         360        341,500.00          1
    622 43RD AVENUE                    8.375          2,595.65         78
                                       8.125          2,595.65      441,500.00
    SAN FRANCISCO    CA   94121          1            01/14/00         00
    0411772585                           05           03/01/00          0
    0411772585                           O            02/01/30
    0


    3159567          K08/G02             F          152,000.00         ZZ
                                         360        152,000.00          2
1


    7029 S MAY                         9.750          1,305.91         95
                                       9.500          1,305.91      160,000.00
    CHICAGO          IL   60621          1            01/20/00         04
    0411775349                           05           03/01/00         30
    0411775349                           O            02/01/30
    0


    3159568          K08/G02             F          104,000.00         ZZ
                                         360        104,000.00          1
    4574  OSCEOLA STREET               9.375            865.02         80
                                       9.125            865.02      130,000.00
    DENVER           CO   80212          1            01/20/00         00
    0411779655                           05           03/01/00          0
    0411779655                           N            02/01/30
    0


    3159569          K08/G02             F          124,000.00         ZZ
                                         360        124,000.00          1
    670 WEST 10TH AVENUE               8.875            986.60         80
                                       8.625            986.60      155,000.00
    EUGENE           OR   97401          5            01/11/00         00
    0411781495                           05           03/01/00          0
    0411781495                           N            02/01/30
    0


    3159570          K08/G02             F           75,000.00         ZZ
                                         360         75,000.00          1
    17206 PENNINGTON                   9.375            623.81         75
                                       9.125            623.81      100,000.00
    DETROIT          MI   48221          5            01/20/00         00
    0411782923                           05           03/01/00          0
    0411782923                           N            02/01/30
    0


    3159571          K08/G02             F           72,250.00         ZZ
                                         360         72,250.00          1
    12015 HAWTHORNE LANE               8.875            574.85         85
                                       8.625            574.85       85,000.00
    OKLAHOMA CITY    OK   73162          5            01/14/00         04
    0411784143                           09           03/01/00         12
    0411784143                           O            02/01/30
    0


    3159572          K08/G02             F           77,600.00         ZZ
                                         360         77,600.00          1
    1805 SOUTHWESTERN TRAIL            9.250            638.40         80
                                       9.000            638.40       97,000.00
    ROUND ROCK       TX   78664          1            01/18/00         00
    0411785389                           03           03/01/00          0
1


    0411785389                           N            02/01/30
    0


    3159573          K08/G02             F          248,000.00         T
                                         360        248,000.00          1
    1461 DAVID DRIVE                   8.875          1,973.20         80
                                       8.625          1,973.20      310,000.00
    ESTES PARK       CO   80517          1            01/14/00         00
    0411787229                           05           03/01/00          0
    0411787229                           O            02/01/30
    0


    3159673          E82/G02             F           66,150.00         ZZ
                                         360         66,150.00          1
    16C MAYBERRY DRIVE UNIT #16C3      9.625            562.27         90
                                       9.375            562.27       73,500.00
    WESTBOROUGH      MA   01581          1            01/21/00         04
    0400245825                           01           03/01/00         25
    0400245825                           O            02/01/30
    0


    3160449          J83/G02             F          109,250.00         ZZ
                                         360        109,185.49          1
    659 CARRIGER ROAD                  8.625            849.74         54
                                       8.375            849.74      205,000.00
    HAZEL GREEN      AL   35750          2            12/22/99         00
    0431798685                           05           02/01/00          0
    266716                               O            01/01/30
    0


    3160895          944/G02             F           50,400.00         ZZ
                                         360         50,400.00          2
    3355 3357 E TERRACE AVENUE         9.625            428.39         90
                                       9.375            428.39       56,000.00
    FRENSO           CA   93703          1            01/07/00         01
    0431815885                           05           03/01/00         25
    9912002031607                        N            02/01/30
    0


    3160900          163/G02             F          150,000.00         ZZ
                                         360        150,000.00          1
    2881 JUNIPER AVENUE                9.000          1,206.93         38
                                       8.750          1,206.93      395,000.00
    MORRO BAY        CA   93442          5            01/04/00         00
    0431799378                           05           03/01/00          0
    717241615                            O            02/01/30
    0


1


    3162590          K08/G02             F           96,000.00         ZZ
                                         360         96,000.00          4
    46 MAPLE AVENUE                    9.750            824.79         80
                                       9.500            824.79      120,000.00
    BARRE            VT   05641          2            01/21/00         00
    0411691041                           05           03/01/00          0
    0411691041                           N            02/01/30
    0


    3162599          K08/G02             F           78,000.00         ZZ
                                         360         78,000.00          3
    826-828-830 ASTOR DRIVE            9.375            648.76         80
                                       9.125            648.76       97,500.00
    STOCKTON         CA   95210          1            01/07/00         00
    0411757156                           05           03/01/00          0
    0411757156                           N            02/01/30
    0


    3162606          K08/G02             F          104,000.00         ZZ
                                         360        104,000.00          1
    1102 NORTHMOOR DRIVE               8.875            827.47         79
                                       8.625            827.47      132,000.00
    BROOMFIELD       CO   80020          2            01/13/00         00
    0411774615                           01           03/01/00          0
    0411774615                           O            02/01/30
    0


    3162607          K08/G02             F          100,800.00         ZZ
                                         360        100,800.00          1
    8506 AVENUE C                      9.375            838.40         80
                                       9.125            838.40      126,000.00
    SANTA FE         TX   77510          5            01/17/00         00
    0411776636                           05           03/01/00          0
    0411776636                           O            02/01/30
    0


    3162610          K08/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
    2216 PAUL AVENUE NORTH WEST        9.000            804.62         80
                                       8.750            804.62      125,000.00
    ATLANTA          GA   30318          1            01/21/00         00
    0411779093                           05           03/01/00          0
    0411779093                           N            02/01/30
    0


    3162611          K08/G02             F           78,300.00         ZZ
                                         360         78,300.00          1
    8927 LIPTONSHIRE DRIVE             9.375            651.26         90
                                       9.125            651.26       87,000.00
1


    DALLAS           TX   75218          1            01/13/00         01
    0411780711                           05           03/01/00         25
    0411780711                           N            02/01/30
    0


    3162619          K08/G02             F           30,950.00         ZZ
                                         360         30,950.00          1
    2612 W MT VERNON                   9.375            257.43         90
                                       9.125            257.43       34,400.00
    SPRINGFIELD      MO   65802          1            01/21/00         01
    0411788946                           05           03/01/00         25
    0411788946                           N            02/01/30
    0


    3162620          K08/G02             F           60,000.00         ZZ
                                         360         60,000.00          1
    1823 WILLIAM PLACE                 9.125            488.18         80
                                       8.875            488.18       75,000.00
    ATLANTA          GA   30318          1            01/21/00         00
    0411790686                           05           03/01/00          0
    0411790686                           N            02/01/30
    0


    3162621          K08/G02             F          110,700.00         ZZ
                                         360        110,700.00          3
    931-935 MARKET STREET              9.625            940.94         90
                                       9.375            940.94      123,000.00
    WEST PALM BEACH  FL   33401          1            01/21/00         01
    0411791718                           05           03/01/00         25
    0411791718                           N            02/01/30
    0


    3162746          E82/G02             F           70,000.00         ZZ
                                         360         70,000.00          1
    ROAD #2 861 A                      9.375            582.22         80
                                       9.125            582.22       87,500.00
    KARNS CITY       PA   16041          5            01/20/00         00
    0400245726                           27           03/01/00          0
    0400245726                           O            02/01/30
    0


    3162749          E82/G02             F           37,800.00         ZZ
                                         360         37,800.00          2
    40-42 WAVERLY STREET               9.625            321.30         90
                                       9.375            321.30       42,000.00
    COLUMBUS         OH   43213          1            01/21/00         04
    0400249074                           05           03/01/00         25
    0400249074                           N            02/01/30
    0
1




    3166669          K08/G02             F          225,000.00         ZZ
                                         360        225,000.00          3
    78 MAIN STREET                     9.125          1,830.67         87
                                       8.875          1,830.67      260,000.00
    EAST BRUNSWICK   NJ   08816          5            01/19/00         04
    0411670722                           05           03/01/00         25
    0411670722                           O            02/01/30
    0


    3166671          K08/G02             F          228,000.00         ZZ
                                         360        228,000.00          1
    8072 ELGIN LANE                    8.375          1,732.96         80
                                       8.125          1,732.96      285,000.00
    DUBLIN           CA   94568          5            01/14/00         00
    0411710650                           05           03/01/00          0
    0411710650                           O            02/01/30
    0


    3166678          K08/G02             F          232,500.00         ZZ
                                         360        232,500.00          1
    5530 WILLOW LANE                   9.250          1,912.72         77
                                       9.000          1,912.72      305,000.00
    DALLAS           TX   75230          5            01/18/00         00
    0411774854                           05           03/01/00          0
    0411774854                           O            02/01/30
    0


    3166683          K08/G02             F           36,000.00         ZZ
                                         360         36,000.00          2
    575 SOUTH CLINTON AVENUE           9.500            302.71         90
                                       9.250            302.71       40,000.00
    TRENTON          NJ   08611          1            01/21/00         01
    0411782543                           05           03/01/00         25
    0411782543                           N            02/01/30
    0


    3166692          K08/G02             F          150,000.00         ZZ
                                         360        150,000.00          1
    3 CRABAPPLE CT                     9.375          1,247.62         90
                                       9.125          1,247.62      167,550.00
    OLIVETTE         MO   63132          5            01/19/00         04
    0411792146                           05           03/01/00         25
    0411792146                           O            02/01/30
    0


    3167796          957/G02             F          114,400.00         ZZ
                                         360        114,400.00          2
1


    15816-15818 EL ESTADO DRIVE        9.250            941.15         80
                                       9.000            941.15      143,000.00
    DALLAS           TX   75248          1            01/18/00         00
    0431802396                           05           03/01/00          0
    0390493                              N            02/01/30
    0


    3168054          940/G02             F           60,300.00         ZZ
                                         360         60,300.00          3
    16177 & 16181 & 16185              9.875            523.62         90
    JUNIPER STREET                     9.625            523.62       67,000.00
    HESPERIA         CA   92345          1            01/11/00         10
    0431806413                           05           03/01/00         25
    VC1075                               N            02/01/30
    0


    3168079          F42/G02             F          121,600.00         ZZ
                                         360        121,531.83          1
    11915 DESMAR CT                    8.875            967.50         80
                                       8.625            967.50      152,000.00
    ORLANDO          FL   32821          1            12/14/99         00
    0431817303                           03           02/01/00          0
    99AH0520                             O            01/01/30
    0


    3168252          B57/G02             F           74,300.00         ZZ
                                         360         74,300.00          1
    3513 DE SOUZA PLACE                9.500            624.76         90
                                       9.250            624.76       82,560.00
    BAKERSFIELD      CA   93309          1            01/05/00         10
    0431808260                           05           03/01/00         25
    9914713                              N            02/01/30
    0


    3169903          K08/G02             F          132,200.00         ZZ
                                         360        132,200.00          1
    12347 NW 54 COURT                  8.875          1,051.84         80
                                       8.625          1,051.84      165,300.00
    CORAL SPRINGS    FL   33076          1            01/25/00         00
    0411616048                           03           03/01/00          0
    0411616048                           O            02/01/30
    0


    3169905          K08/G02             F          146,250.00         ZZ
                                         360        146,250.00          2
    33 OXFORD STREET                   9.625          1,243.11         90
                                       9.375          1,243.11      162,500.00
    NORWALK          CT   06854          1            01/25/00         10
    0411757057                           05           03/01/00         25
1


    0411757057                           N            02/01/30
    0


    3169909          K08/G02             F          251,750.00         ZZ
                                         360        251,750.00          4
    8700 SCHICK ROAD                   8.750          1,980.52         95
                                       8.500          1,980.52      265,000.00
    AUSTIN           TX   78729          1            01/25/00         04
    0411783251                           05           03/01/00         30
    0411783251                           O            02/01/30
    0


    3169910          K08/G02             F          106,200.00         ZZ
                                         360        106,200.00          4
    409 EISENHOWER AVE. A,B,C&D        9.750            912.42         90
                                       9.500            912.42      118,000.00
    METAIRIE         LA   70003          1            01/25/00         04
    0411786189                           05           03/01/00         25
    0411786189                           N            02/01/30
    0


    3169911          K08/G02             F          106,200.00         ZZ
                                         360        106,200.00          4
    521 EISENHOWER AVE. A,B,C,D        9.750            912.42         90
                                       9.500            912.42      118,000.00
    METAIRIE         LA   70003          1            01/25/00         01
    0411786262                           05           03/01/00         25
    0411786262                           N            02/01/30
    0


    3169912          K08/G02             F          106,200.00         ZZ
                                         360        106,200.00          4
    401 EISENHOWER AVENUE UNIT A-D     9.750            912.42         90
                                       9.500            912.42      118,000.00
    METAIRIE         LA   70003          1            01/25/00         01
    0411786338                           05           03/01/00         25
    0411786338                           N            02/01/30
    0


    3169913          K08/G02             F          106,200.00         ZZ
                                         360        106,200.00          4
    413 EISENHOWER AVE. A,B,C,D        9.750            912.42         90
                                       9.500            912.42      118,000.00
    METAIRIE         LA   70003          1            01/25/00         04
    0411786379                           05           03/01/00         25
    0411786379                           N            02/01/30
    0


1


    3169916          K08/G02             F          159,300.00         ZZ
                                         360        159,300.00          1
    3747 WOODBINE ROAD                 8.875          1,267.46         90
                                       8.625          1,267.46      177,000.00
    SOUTH LAKE TAHO  CA   96150          1            01/21/00         04
    0411792419                           05           03/01/00         25
    0411792419                           O            02/01/30
    0


    3170038          E82/G02             F           96,000.00         ZZ
                                         360         96,000.00          3
    47-49 EMMET STREET                 9.250            789.77         66
                                       9.000            789.77      146,000.00
    LAWRENCE         MA   01843          5            01/24/00         00
    0400249728                           05           03/01/00          0
    0400249728                           N            02/01/30
    0


    3170040          E82/G02             F          125,700.00         ZZ
                                         360        125,700.00          1
    647 REYNOLDS DRIVE                 8.875          1,000.13         90
                                       8.625          1,000.13      139,700.00
    CHARLOTTE        NC   28209          1            01/27/00         04
    0400251310                           05           03/01/00         25
    0400251310                           O            02/01/30
    0


    3171351          765/G02             F          168,000.00         ZZ
                                         360        168,000.00          1
    25256 PARKCREST DRIVE              8.625          1,306.69         80
                                       8.375          1,306.69      210,000.00
    MURRIETA         CA   92562          5            01/06/00         00
    0431806827                           03           03/01/00          0
    350649                               O            02/01/30
    0


    3171471          E86/G02             F          262,550.00         ZZ
                                         360        262,550.00          1
    26 MEADOWBROOK DRIVE               9.125          2,136.19         89
                                       8.875          2,136.19      295,000.00
    HUNTINGTON STAT  NY   11746          1            01/26/00         14
    0431821230                           05           03/01/00         25
    56141                                O            02/01/30
    0


    3172619          K08/G02             F          328,500.00         ZZ
                                         360        328,315.84          1
    4240 NE 23RD AVENUE                8.875          2,613.69         90
                                       8.625          2,613.69      365,000.00
1


    LIGHTHOUSE POIN  FL   33064          1            01/07/00         01
    0411730922                           05           02/01/00         25
    0411730922                           O            01/01/30
    0


    3172620          K08/G02             F          104,500.00         ZZ
                                         360        104,500.00          3
    602 ALLEN STREET                  10.000            917.06         95
                                       9.750            917.06      110,000.00
    AUSTIN           TX   78702          1            01/26/00         04
    0411749203                           05           03/01/00         30
    0411749203                           O            02/01/30
    0


    3172622          K08/G02             F          233,750.00         ZZ
                                         360        233,750.00          1
    23335 WESTWOOD STREET              8.875          1,859.82         85
                                       8.625          1,859.82      275,000.00
    GRAND TERRACE    CA   92313          2            01/13/00         04
    0411752231                           05           03/01/00         12
    0411752231                           O            02/01/30
    0


    3172634          K08/G02             F          144,000.00         ZZ
                                         360        144,000.00          4
    5039 YALE STREET                   9.750          1,237.18         90
                                       9.500          1,237.18      160,000.00
    METAIRIE         LA   70006          1            01/26/00         04
    0411780943                           05           03/01/00         25
    0411780943                           N            02/01/30
    0


    3172637          K08/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
    1315 MARION STREET                 9.750          1,546.48         90
                                       9.500          1,546.48      200,000.00
    DENVER           CO   80218          1            01/26/00         01
    0411790108                           05           03/01/00         25
    0411790108                           N            02/01/30
    0


    3172641          K08/G02             F          105,050.00         ZZ
                                         360        105,050.00          1
    2303 HOPE VALLEY                   9.500            883.32         90
                                       9.250            883.32      116,767.00
    CHARLOTTE        NC   28215          1            01/26/00         10
    0411796642                           05           03/01/00         25
    0411796642                           N            02/01/30
    0
1




    3172642          K08/G02             F           51,750.00         ZZ
                                         360         51,750.00          1
    166 WEST MILTON                    9.750            444.62         90
                                       9.500            444.62       57,500.00
    HAZEL PARK       MI   48030          1            01/26/00         04
    0411798853                           05           03/01/00         25
    0411798853                           N            02/01/30
    0


    3172674          696/G02             F          148,500.00         ZZ
                                         360        148,500.00          1
    2234 KAREN TERRACE                 9.750          1,275.84         75
                                       9.500          1,275.84      198,000.00
    FREDERICKSBURG   VA   22405          2            01/18/00         00
    0431805456                           05           03/01/00          0
    22399184                             O            02/01/30
    0


    3172818          E82/G02             F          135,000.00         ZZ
                                         360        135,000.00          1
    784 LANGE ROAD                     8.625          1,050.02         70
                                       8.375          1,050.02      195,000.00
    BELLINGHAM       WA   98226          5            01/26/00         00
    0400252037                           05           03/01/00          0
    0040252037                           O            02/01/30
    0


    3173873          F42/G02             F           59,000.00         ZZ
                                         360         59,000.00          1
    8550 SW 149TH AVE #704             8.875            469.43         87
                                       8.625            469.43       68,000.00
    MIAMI            FL   33193          2            01/21/00         04
    0431818301                           01           03/01/00         25
    99LA0186                             N            02/01/30
    0


    3175428          K08/G02             F           74,200.00         ZZ
                                         360         74,200.00          1
    543 S OPDYKE                       9.750            637.49         70
                                       9.500            637.49      106,000.00
    AUBURN HILLS     MI   48326          5            01/27/00         00
    0411762172                           05           03/01/00          0
    0411762172                           N            02/01/30
    0


    3175432          K08/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
1


    114 WHITEHAVEN LANE                9.250          1,316.28         90
                                       9.000          1,316.28      178,000.00
    APEX             NC   27502          5            01/20/00         04
    0411778772                           05           03/01/00         25
    0411778772                           O            02/01/30
    0


    3175434          K08/G02             F           35,700.00         ZZ
                                         360         35,700.00          1
    422 SOUTH JACKSON STREET           9.375            296.93         90
                                       9.125            296.93       39,700.00
    WILMINGTON       DE   19805          1            01/27/00         04
    0411783889                           05           03/01/00         25
    0411783889                           N            02/01/30
    0


    3175436          K08/G02             F           50,000.00         ZZ
                                         360         50,000.00          1
    812 SPRING STREET                  8.875            397.82         80
                                       8.625            397.82       62,500.00
    PLACERVILLE      CA   95667          1            01/19/00         00
    0411788045                           05           03/01/00          0
    0411788045                           N            02/01/30
    0


    3176315          623/G02             F           75,000.00         T
                                         360         74,952.18          1
    6187 NORTH DOLORES AVENUE          8.250            563.45         43
                                       8.000            563.45      175,000.00
    FRESNO           CA   93711          5            12/14/99         00
    0431810803                           05           02/01/00          0
    6325094                              O            01/01/30
    0


    3176318          623/G02             F          117,150.00         T
                                         360        117,084.32          1
    722 PEACH CORAL STREET             8.875            932.10         80
                                       8.625            932.10      146,490.00
    LAS VEGAS        NV   89123          1            12/08/99         00
    0431811082                           03           02/01/00          0
    1309659                              O            01/01/30
    0


    3176322          623/G02             F          449,500.00         ZZ
                                         360        449,234.61          2
    602 SOUTH VAN NESS AVE             8.625          3,496.17         75
                                       8.375          3,496.17      600,000.00
    LOS ANGELES      CA   90005          5            12/16/99         00
    0431815679                           05           02/01/00          0
1


    6227587                              O            01/01/30
    0


    3176323          623/G02             F          208,000.00         ZZ
                                         360        207,867.36          4
    12712 RAMONA AVENUE #ABCD          8.250          1,562.64         71
                                       8.000          1,562.64      295,000.00
    HAWTHORNE        CA   90250          5            12/14/99         00
    0431816172                           05           02/01/00          0
    6227223                              O            01/01/30
    0


    3176324          623/G02             F           88,000.00         ZZ
                                         360         87,908.39          2
    2162 WEST 28TH STREET              9.250            723.96         80
                                       9.000            723.96      110,000.00
    LOS ANGELES      CA   90018          1            11/29/99         00
    0431810951                           05           01/01/00          0
    6227218                              N            12/01/29
    0


    3176325          623/G02             F          171,920.00         ZZ
                                         360        171,826.09          4
    6930 INTERURBAN AVENUE SW          9.000          1,383.31         80
                                       8.750          1,383.31      214,900.00
    GRAND RAPIDS     MI   49548          1            12/30/99         00
    0431814110                           05           02/01/00          0
    5233531                              N            01/01/30
    0


    3176326          623/G02             F           42,800.00         ZZ
                                         360         42,325.12          1
    5932 SOUTH LIBERTY AVENUE          9.250            352.11         58
                                       9.000            352.11       75,000.00
    TUCSON           AZ   85706          5            12/20/99         00
    0431817873                           05           02/01/00          0
    5232522                              N            01/01/30
    0


    3176328          623/G02             F          168,000.00         ZZ
                                         360        167,917.36          1
    725 S CHESTER AVENUE               9.500          1,412.64         60
                                       9.250          1,412.64      280,000.00
    PARK RIDGE       IL   60068          1            12/30/99         00
    0431816008                           05           02/01/00          0
    5231925                              N            01/01/30
    0


1


    3176334          623/G02             F           67,000.00         T
                                         360         64,890.97          1
    1312 KIBBEY DRIVE                  9.375            557.28         53
                                       9.125            557.28      127,000.00
    LAKE HAVASU CIT  AZ   86404          1            11/23/99         00
    0431815778                           05           01/01/00          0
    5229237                              O            12/01/29
    0


    3176339          623/G02             F           56,000.00         ZZ
                                         360         55,966.94          1
    4311 DRAKE CT                      8.625            435.56         80
                                       8.375            435.56       70,000.00
    WALDORF          MD   20603          1            01/05/00         00
    0431810654                           03           02/01/00          0
    5228129                              N            01/01/30
    0


    3176342          623/G02             F          320,000.00         ZZ
                                         360        319,806.15          1
    9213 KENSINGTON PARKWAY            8.500          2,460.52         80
                                       8.250          2,460.52      400,000.00
    CHEVY CHASE      MD   20815          5            12/17/99         00
    0431810795                           05           02/01/00          0
    5227993                              O            01/01/30
    0


    3176344          623/G02             F           97,500.00         ZZ
                                         360         97,450.76          2
    1430 56TH AVENUE                   9.375            810.96         75
                                       9.125            810.96      130,000.00
    OAKLAND          CA   94621          5            12/17/99         00
    0431815331                           05           02/01/00          0
    5227676                              N            01/01/30
    0


    3176345          623/G02             F           42,000.00         ZZ
                                         360         41,976.44          1
    555 VALLOMBROSA AVENUE #13         8.875            334.18         70
                                       8.625            334.18       60,000.00
    CHICO            CA   95926          1            12/07/99         00
    0431811025                           01           02/01/00          0
    5227623                              N            01/01/30
    0


    3176346          623/G02             F          134,300.00         ZZ
                                         360        134,218.63          1
    9521 CAMBURY DRIVE                 8.500          1,032.66         80
                                       8.250          1,032.66      167,900.00
1


    SANTEE           CA   92071          1            12/13/99         00
    0431810613                           05           02/01/00          0
    5227438                              N            01/01/30
    0


    3176347          623/G02             F           71,250.00         ZZ
                                         360         71,119.09          1
    2409 PARIS NE                      8.500            547.85         75
                                       8.250            547.85       96,000.00
    GRAND RAPIDS     MI   49505          5            12/20/99         00
    0431813377                           05           02/01/00          0
    5227369                              N            01/01/30
    0


    3176349          623/G02             F           91,500.00         ZZ
                                         360         91,450.02          1
    6690 CAJON LANE                    9.000            736.23         68
                                       8.750            736.23      135,000.00
    PAHRUMP          NV   89048          2            12/21/99         00
    0431813286                           05           02/01/00          0
    5227207                              N            01/01/30
    0


    3176355          623/G02             F          191,250.00         ZZ
                                         360        191,153.42          4
    13066 PRAIRIE VIEW                 9.375          1,590.72         90
                                       9.125          1,590.72      213,000.00
    DEWITT           MI   48820          1            12/20/99         10
    0431809672                           05           02/01/00         25
    5223424                              N            01/01/30
    0


    3176360          623/G02             F          100,000.00         ZZ
                                         360         99,940.96          3
    11 BATTLES STREET                  8.625            777.79         65
                                       8.375            777.79      154,000.00
    BROCKTON         MA   02401          5            01/03/00         00
    0431815513                           05           02/01/00          0
    1427901                              N            01/01/30
    0


    3176365          623/G02             F           57,600.00         ZZ
                                         360         57,481.10          1
    11850 EDGEWATER DRIVE #413         8.500            442.89         80
                                       8.250            442.89       72,000.00
    LAKEWOOD         OH   44107          1            12/16/99         00
    0431809276                           06           02/01/00          0
    1426211                              O            01/01/30
    0
1




    3176367          623/G02             F           64,000.00         ZZ
                                         360         63,962.21          2
    1105 18 1/2 AVENUE NE              8.625            497.79         88
                                       8.375            497.79       73,000.00
    MINNEAPOLIS      MN   55418          2            12/13/99         11
    0431810688                           05           02/01/00         25
    1390516                              N            01/01/30
    0


    3176369          623/G02             F          194,000.00         T
                                         360        193,764.12          1
    4180 E COMMERCE ROAD               8.500          1,491.69         75
                                       8.250          1,491.69      260,000.00
    MILFORD          MI   48381          5            11/08/99         00
    0431815174                           05           01/01/00          0
    1383486                              O            12/01/29
    0


    3176928          573/G02             F          106,720.00         ZZ
                                         360        106,720.00          2
    2 ST. JAMES #A & B                 9.000            858.69         80
                                       8.750            858.69      133,400.00
    CHICO            CA   95926          1            01/19/00         00
    0431809292                           05           03/01/00          0
    153348                               N            02/01/30
    0


    3178914          K08/G02             F          300,000.00         ZZ
                                         360        300,000.00          4
    1916 CALVERT STREET NW             9.375          2,495.25         50
                                       9.125          2,495.25      600,000.00
    WASHINGTON       DC   20009          5            01/28/00         00
    0411736416                           05           03/01/00          0
    0411736416                           N            02/01/30
    0


    3178916          K08/G02             F           47,700.00         ZZ
                                         360         47,700.00          1
    755 INDIANA                       10.000            418.60         90
                                       9.750            418.60       53,000.00
    SOUTH HAVEN      MI   49090          1            01/28/00         10
    0411750474                           05           03/01/00         25
    0411750474                           N            02/01/30
    0


    3178918          K08/G02             F           73,000.00         ZZ
                                         360         73,000.00          1
1


    2105 OHIO AVENUE                   9.375            607.18         70
                                       9.125            607.18      105,000.00
    KLAMATH FALLS    OR   97601          5            01/20/00         00
    0411763865                           05           03/01/00          0
    0411763865                           N            02/01/30
    0


    3178921          K08/G02             F           65,000.00         ZZ
                                         360         65,000.00          2
    2282 2284 YEMANS                   9.250            534.74         65
                                       9.000            534.74      100,000.00
    HAMTRAMCK        MI   48212          5            01/28/00         00
    0411775240                           05           03/01/00          0
    0411775240                           N            02/01/30
    0


    3178926          K08/G02             F           78,200.00         ZZ
                                         360         78,200.00          1
    10009 BRAILE STREET                9.500            657.55         85
                                       9.250            657.55       92,000.00
    DETROIT          MI   48228          5            01/24/00         04
    0411781792                           05           03/01/00         12
    0411781792                           O            02/01/30
    0


    3178927          K08/G02             F          114,750.00         ZZ
                                         360        114,750.00          2
    3221-23 31ST ST AVENUE SO          9.500            964.88         90
                                       9.250            964.88      127,500.00
    MINNEAPOLIS      MN   55406          1            01/28/00         10
    0411782105                           05           03/01/00         25
    0411782105                           N            02/01/30
    0


    3178928          K08/G02             F           63,200.00         ZZ
                                         360         63,200.00          1
    1617 2ND AVE                       9.375            525.67         80
                                       9.125            525.67       79,000.00
    COUNCIL BLUFFS   IA   51501          5            01/28/00         00
    0411782238                           05           03/01/00          0
    0411782238                           N            02/01/30
    0


    3178933          K08/G02             F           97,200.00         ZZ
                                         360         97,200.00          1
    3386 MAHOPAC                       9.625            826.19         90
                                       9.375            826.19      108,000.00
    LAKE ORION       MI   48360          1            01/28/00         04
    0411785298                           05           03/01/00         25
1


    0411785298                           N            02/01/30
    0


    3178944          K08/G02             F          295,950.00         ZZ
                                         360        295,950.00          1
    11417 BETLEN DRIVE                 8.875          2,354.71         80
                                       8.625          2,354.71      369,950.00
    DUBLIN           CA   94568          1            01/25/00         00
    0411797160                           05           03/01/00          0
    0411797160                           O            02/01/30
    0


    3178945          K08/G02             F           52,200.00         ZZ
                                         360         52,200.00          1
    310 EAST EDGEBROOK DRIVE           9.375            434.17         90
                                       9.125            434.17       58,000.00
    HOUSTON          TX   77034          1            01/27/00         04
    0411798176                           05           03/01/00         25
    0411798176                           N            02/01/30
    0


    3178946          K08/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
    823 EDGEWOOD DRIVE                 8.750          2,360.10         80
                                       8.500          2,360.10      376,272.00
    KELLER           TX   76248          1            01/28/00         00
    0411798614                           03           03/01/00          0
    0411798614                           O            02/01/30
    0


    3178952          K08/G02             F           83,600.00         ZZ
                                         360         83,600.00          1
    504 HANCOCK STREET                 9.500            702.95         95
                                       9.250            702.95       88,000.00
    LARAMIE          WY   82072          1            01/28/00         04
    0411804727                           05           03/01/00         30
    0411804727                           O            02/01/30
    0


    3178953          K08/G02             F          305,300.00         ZZ
                                         360        305,300.00          1
    6 ALMOND ORCHARD LANE              9.125          2,484.02         80
                                       8.875          2,484.02      381,698.00
    SAN RAMON        CA   94583          1            01/25/00         00
    0411805716                           03           03/01/00          0
    0411805716                           N            02/01/30
    0


1


    3182003          K08/G02             F           98,500.00         ZZ
                                         360         98,500.00          1
    7235 LOVELAND AVENUE               8.500            757.38         79
                                       8.250            757.38      125,000.00
    FOUNTAIN         CO   80817          5            01/26/00         00
    0411763923                           05           03/01/00          0
    0411763923                           O            02/01/30
    0


    3182007          K08/G02             F          106,400.00         ZZ
                                         360        106,400.00          1
    5009 56TH AVENUE                   8.750            837.05         95
                                       8.500            837.05      112,000.00
    HYATTSVILLE      MD   20781          5            01/26/00         01
    0411773864                           05           03/01/00         30
    0411773864                           O            02/01/30
    0


    3182014          K08/G02             F           92,000.00         ZZ
                                         360         92,000.00          2
    1737 N. RAMPART STREET             8.875            731.99         70
                                       8.625            731.99      132,000.00
    NEW ORLEANS      LA   70116          1            01/31/00         00
    0411788383                           05           03/01/00          0
    0411788383                           O            02/01/30
    0


    3182020          K08/G02             F          142,500.00         ZZ
                                         360        142,500.00          1
    11274 SW 55 PLACE                  9.250          1,172.31         94
                                       9.000          1,172.31      153,000.00
    COOPER CITY      FL   33330          5            01/26/00         01
    0411792054                           05           03/01/00         30
    0411792054                           O            02/01/30
    0


    3182029          K08/G02             F           42,400.00         ZZ
                                         360         42,400.00          1
    4129 MISSION ROAD                 10.000            372.09         80
                                       9.750            372.09       53,000.00
    KANSAS CITY      KS   66103          5            01/31/00         00
    0411798424                           05           03/01/00          0
    0411798424                           N            02/01/30
    0


    3182040          K08/G02             F           76,000.00         ZZ
                                         360         76,000.00          1
    425 JACKSON STREET                 8.750            597.89         72
                                       8.500            597.89      106,700.00
1


    KRUM             TX   76249          5            01/26/00         00
    0411804883                           05           03/01/00          0
    0411804883                           O            02/01/30
    0


    3182043          K08/G02             F          256,000.00         T
                                         360        256,000.00          1
    4139 SOUTH ATLANTIC AVENUE         9.750          2,199.44         80
    UNIT # A501                        9.500          2,199.44      320,000.00
    NEW SMYRNA BEAC  FL   32169          1            01/31/00         00
    0411808553                           08           03/01/00          0
    0411808553                           O            02/01/30
    0


    3182045          K08/G02             F          117,400.00         ZZ
                                         360        117,400.00          1
    11236 NORTHWOODS FOREST DRIVE      9.500            987.16         90
                                       9.250            987.16      130,500.00
    CHARLOTTE        NC   28214          1            01/31/00         14
    0411814411                           05           03/01/00         25
    0411814411                           N            02/01/30
    0


    3184947          K08/G02             F          255,000.00         ZZ
                                         360        255,000.00          1
    23198 SOUTH FREDERICK ROAD         8.625          1,983.36         75
                                       8.375          1,983.36      340,000.00
    RIPON            CA   95366          2            01/26/00         00
    0411783079                           05           03/01/00          0
    0411783079                           O            02/01/30
    0


    3184960          K08/G02             F          136,000.00         ZZ
                                         360        136,000.00          1
    600 SW 3RD AVENUE                  9.125          1,106.54         80
                                       8.875          1,106.54      170,000.00
    HALLANDALE       FL   33009          5            01/27/00         00
    0411803968                           05           03/01/00          0
    0411803968                           O            02/01/30
    0


    3184961          K08/G02             F          485,950.00         ZZ
                                         360        485,950.00          1
    2516 ELLA LEE LANE                 8.625          3,779.67         79
                                       8.375          3,779.67      615,950.00
    HOUSTON          TX   77019          1            02/01/00         00
    0411808439                           05           03/01/00          0
    0411808439                           O            02/01/30
    0
1




    3184963          K08/G02             F          118,700.00         ZZ
                                         360        118,700.00          1
    8516 POTOSI COVE                   8.750            933.81         80
                                       8.500            933.81      150,000.00
    AUSTIN           TX   78717          2            01/31/00         00
    0411817265                           03           03/01/00          0
    0411817265                           N            02/01/30
    0


    3184964          K08/G02             F           73,400.00         ZZ
                                         360         73,400.00          1
    11802 PINTO CIRCLE                 8.750            577.44         78
                                       8.500            577.44       94,500.00
    BUDA             TX   78610          2            01/31/00         00
    0411817430                           05           03/01/00          0
    0411817430                           N            02/01/30
    0


    3185079          E82/G02             F          135,000.00         ZZ
                                         360        135,000.00          1
    5300 SOUTHWEST WHITBY AVENUE       9.125          1,098.40         90
                                       8.875          1,098.40      150,000.00
    CORVALLIS        OR   97333          1            02/02/00         04
    0400245130                           05           03/01/00         25
    0400245130                           N            02/01/30
    0


    3187726          K08/G02             F          121,500.00         ZZ
                                         360        121,500.00          4
    735/737/739/741 ROCK PIT ROAD      9.625          1,032.74         90
                                       9.375          1,032.74      135,000.00
    TITUSVILLE       FL   32780          1            02/02/00         01
    0411778848                           05           03/01/00         25
    0411778848                           N            02/01/30
    0


    3187730          K08/G02             F          140,600.00         ZZ
                                         360        140,600.00          2
    26000 & 26012 NORTH HIGHWAY 99     9.000          1,131.30         80
                                       8.750          1,131.30      175,800.00
    ACAMPO           CA   95220          1            01/21/00         00
    0411790702                           05           03/01/00          0
    0411790702                           N            02/01/30
    0


    3190519          K08/G02             F           87,750.00         ZZ
                                         360         87,750.00          1
1


    704 WEST 9TH AVENUE                9.250            721.90         65
                                       9.000            721.90      135,000.00
    ESCONDIDO        CA   92025          5            01/19/00         00
    0411782188                           05           03/01/00          0
    0411782188                           N            02/01/30
    0


    3190525          K08/G02             F          102,350.00         ZZ
                                         360        102,350.00          3
    236, 238, 240 PRADO WAY            8.375            777.93         89
                                       8.125            777.93      115,000.00
    STOCKTON         CA   95207          1            01/26/00         01
    0411800188                           05           03/01/00         25
    0411800188                           N            02/01/30
    0


    3191954          637/G02             F           85,500.00         ZZ
                                         360         85,500.00          1
    149 WARREN STREET                  9.000            687.96         90
                                       8.750            687.96       95,000.00
    BANGOR           ME   04401          1            01/10/00         11
    0431826783                           05           03/01/00         25
    0020415147                           N            02/01/30
    0

   TOTAL NUMBER OF LOANS   :      1,540

   TOTAL ORIGINAL BALANCE  :   219,121,037.06

   TOTAL PRINCIPAL BALANCE :   218,881,933.69

   TOTAL ORIGINAL P+I      :     1,740,621.87

   TOTAL CURRENT P+I       :     1,740,621.87


                             ***************************
                             *      END OF REPORT      *
                             ***************************

1

  RUN ON     : 02/23/00           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 12.52.24           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI I 2000-QS2                               CUTOFF : 02/01/00
  POOL       : 0004425
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  --------------------------------------------------------------------------

      1773883                              .2500
       36,547.18                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1839348                              .2500
      213,682.98                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1865391                              .2500
       58,848.59                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1880058                              .2500
       59,503.33                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1931005                              .2500
       64,342.79                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1931548                              .2500
       54,456.28                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      1931739                              .2500
      267,200.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1933157                              .2500
      298,998.16                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1936001                              .2500
      180,185.27                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1938060                              .2500
      166,001.37                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1938656                              .2500
       18,890.94                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1940323                              .2500
      287,058.29                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1941228                              .2500
       60,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1941948                              .2500
      204,416.83                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1943149                              .2500
      113,887.40                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1945564                              .2500
      173,899.89                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1946924                              .2500
      130,204.09                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1946937                              .2500
      149,161.01                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1947338                              .2500
      116,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1947906                              .2500
       92,400.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1948353                              .2500
      648,715.77                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1949418                              .2500
      172,712.74                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      1950417                              .2500
       31,119.22                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1950637                              .2500
       52,533.64                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1950989                              .2500
       28,665.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1951234                              .2500
      139,742.34                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1951648                              .2500
      157,516.13                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1952523                              .2500
      306,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1952779                              .2500
      109,979.27                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1952781                              .2500
       42,976.51                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1953281                              .2500
      182,037.57                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1953283                              .2500
       81,129.16                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1953314                              .2500
      175,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1953796                              .2500
      103,763.94                           .0800
            8.8700                         .0000
            8.6200                         .0000
            8.5400                         .0000
            7.7500                         .7900

      1954581                              .2500
      403,529.47                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1954582                              .2500
       52,097.79                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1954591                              .2500
       46,775.74                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1954593                              .2500
       34,182.27                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      1954667                              .2500
      166,500.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1954932                              .2500
      119,429.45                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1955005                              .2500
      181,886.88                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1955129                              .2500
       78,170.73                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1955331                              .2500
       56,867.50                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1955419                              .2500
       59,925.16                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1955431                              .2500
      139,931.13                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1955436                              .2500
      114,873.89                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1955627                              .2500
       98,938.47                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1955666                              .2500
      139,919.45                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1955823                              .2500
      244,269.94                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1955829                              .2500
      179,002.17                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1955933                              .2500
      199,850.39                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1956069                              .2500
      245,700.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1956083                              .2500
       59,970.48                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1956166                              .2500
       98,547.52                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      1956370                              .2500
       98,696.63                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1956482                              .2500
       58,466.34                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1956515                              .2500
       43,824.77                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1956549                              .2500
       44,910.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1956762                              .2500
       83,954.12                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1956941                              .2500
       26,587.59                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1957029                              .2500
       49,969.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1957143                              .2500
       52,474.18                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      1957216                              .2500
      228,592.57                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1957285                              .2500
      159,903.06                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1957305                              .2500
      143,850.12                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1957330                              .2500
       99,325.95                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1957427                              .2500
       40,778.84                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1957461                              .2500
       93,947.30                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1957502                              .2500
      259,842.50                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1957523                              .2500
       34,983.23                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      1957596                              .2500
      129,868.20                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1957665                              .2500
       79,806.66                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1957923                              .2500
       77,203.20                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1958207                              .2500
      212,206.56                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1958217                              .2500
       80,326.10                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1958218                              .2500
      111,873.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1958236                              .2500
       60,417.29                           .0800
            9.9000                         .0000
            9.6500                         .0000
            9.5700                         .0000
            7.7500                        1.8200

      1958324                              .2500
       20,988.52                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1958389                              .2500
      167,903.34                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1958398                              .2500
      112,309.38                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1958444                              .2500
       69,491.69                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1958512                              .2500
      220,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1958552                              .2500
      121,832.67                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1958616                              .2500
      220,382.65                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1958647                              .2500
       43,171.74                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1958743                              .2500
       62,968.19                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      1958837                              .2500
       63,011.80                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1958866                              .2500
      125,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1958894                              .2500
       64,767.28                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1958901                              .2500
       61,169.10                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1958961                              .2500
      499,697.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1959120                              .2500
       73,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1959276                              .2500
       98,950.01                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1959378                              .2500
      300,702.70                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      1959591                              .2500
      117,428.82                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1959605                              .2500
       50,968.30                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1959817                              .2500
      103,882.97                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1959846                              .2500
      131,981.55                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1959893                              .2500
      285,278.58                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1959919                              .2500
      280,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1959927                              .2500
      228,471.84                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1960134                              .2500
      156,591.06                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      1960145                              .2500
       87,705.69                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1960184                              .2500
       54,942.75                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1960238                              .2500
      272,659.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1960244                              .2500
      495,667.20                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1960257                              .2500
       46,773.76                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1960268                              .2500
      233,861.85                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1960283                              .2500
       63,935.11                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1960370                              .2500
       62,764.80                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1960371                              .2500
       66,566.36                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1960382                              .2500
       79,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1960400                              .2500
       84,652.12                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1960414                              .2500
      237,363.36                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1960426                              .2500
       34,982.78                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1960443                              .2500
      395,772.17                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1960491                              .2500
       94,354.78                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1960641                              .2500
      180,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      1960684                              .2500
      115,931.51                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1960778                              .2500
      267,629.91                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1960791                              .2500
       44,100.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1960936                              .2500
       87,893.01                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1960945                              .2500
      139,846.49                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1960972                              .2500
      205,554.06                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1960995                              .2500
      460,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1961015                              .2500
       38,858.20                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1961021                              .2500
      142,052.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1961165                              .2500
       77,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1961189                              .2500
       60,766.79                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1961219                              .2500
       42,280.27                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1961251                              .2500
      239,875.58                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1961321                              .2500
      284,848.33                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1961347                              .2500
       66,468.15                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1961356                              .2500
       80,949.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      1961366                              .2500
       59,345.79                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1961367                              .2500
      118,935.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1961434                              .2500
      113,939.33                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1961459                              .2500
       84,949.81                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1961461                              .2500
       51,500.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1961498                              .2500
       28,983.32                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1961558                              .2500
      206,190.73                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1961575                              .2500
      100,543.60                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1961577                              .2500
      202,400.40                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1961676                              .2500
      238,702.90                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1961711                              .2500
      122,864.83                           .0800
            8.9900                         .0000
            8.7400                         .0000
            8.6600                         .0000
            7.7500                         .9100

      1961726                              .2500
       87,153.59                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1961737                              .2500
       80,060.61                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1961760                              .2500
       95,446.46                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1961792                              .2500
       56,588.90                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1961813                              .2500
       34,182.73                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      1961855                              .2500
       99,953.35                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1961875                              .2500
       84,955.94                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1961880                              .2500
       90,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1961902                              .2500
       51,941.47                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1961956                              .2500
      130,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1962033                              .2500
       69,960.76                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1962040                              .2500
      269,870.65                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1962079                              .2500
       72,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      1962091                              .2500
       40,500.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1962100                              .2500
       53,967.28                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1962101                              .2500
       70,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1962134                              .2500
      294,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1962174                              .2500
      139,932.93                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1962184                              .2500
       77,951.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1962190                              .2500
      144,114.37                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1962201                              .2500
       67,467.67                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      1962232                              .2500
       69,750.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1962242                              .2500
      107,949.61                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1962244                              .2500
      184,393.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1962251                              .2500
      151,927.19                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1962291                              .2500
      157,161.84                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1962317                              .2500
       69,554.47                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1962347                              .2500
       87,590.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1962361                              .2500
      216,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1962375                              .2500
      199,079.32                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1962395                              .2500
      113,736.21                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1962401                              .2500
      215,869.15                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1962402                              .2500
      227,887.85                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1962413                              .2500
      195,903.60                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1962442                              .2500
       30,400.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1962453                              .2500
       80,955.75                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1962459                              .2500
      102,737.73                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      1962490                              .2500
       66,465.52                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1962542                              .2500
      216,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1962550                              .2500
       56,250.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1962577                              .2500
      148,247.90                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1962578                              .2500
       40,480.59                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1962580                              .2500
       68,759.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1962583                              .2500
       34,976.51                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1962598                              .2500
       33,583.90                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      1962635                              .2500
      133,650.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1962646                              .2500
      123,570.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1962655                              .2500
       66,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1962658                              .2500
      463,800.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1962661                              .2500
       56,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1962667                              .5000
       99,942.46                           .0800
            8.7500                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1962669                              .2500
       53,525.01                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1962671                              .2500
      102,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1962673                              .2500
      122,334.86                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1962684                              .2500
      112,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1962687                              .2500
      375,783.68                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1962691                              .2500
      104,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1962695                              .2500
      152,914.22                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1962725                              .2500
       56,067.72                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1962731                              .2500
       95,943.32                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1962789                              .2500
      104,345.87                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      1962799                              .2500
       97,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1962843                              .2500
      216,187.86                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1962853                              .2500
      101,438.51                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1962876                              .2500
       90,346.63                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1962885                              .2500
      143,929.17                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1962886                              .2500
      198,879.44                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1962892                              .2500
       71,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1962895                              .2500
      124,926.20                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      1962914                              .2500
      171,577.23                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1962916                              .2500
      109,938.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1962920                              .2500
       71,063.13                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1962991                              .2500
       38,250.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1962996                              .2500
       94,445.62                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1963029                              .2500
      344,051.94                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1963040                              .2500
       61,962.44                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1963127                              .2500
       50,721.55                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1963131                              .2500
       30,560.84                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1963133                              .2500
      193,394.31                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1963144                              .2500
       72,665.97                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1963155                              .2500
       42,189.78                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1963177                              .2500
      211,207.94                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1963236                              .2500
       41,551.95                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1963239                              .2500
      242,948.90                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1963241                              .2500
       69,961.76                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1963244                              .2500
       91,247.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1963245                              .2500
       70,256.31                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1963246                              .2500
       49,972.69                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1963297                              .2500
       92,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1963303                              .2500
      334,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1963425                              .2500
       90,250.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1963467                              .2500
      102,521.12                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1963472                              .2500
       52,475.50                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      1963485                              .2500
      108,849.19                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1963487                              .2500
       48,727.25                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1963498                              .2500
       46,977.48                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1963579                              .2500
      114,242.28                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1963607                              .2500
      264,839.46                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1963608                              .2500
      487,375.50                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1963685                              .2500
      190,778.17                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1963731                              .2500
      147,515.08                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      1963742                              .2500
      175,413.68                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1963744                              .2500
      169,914.16                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1963749                              .2500
      147,510.58                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1963761                              .2500
       26,550.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1963800                              .2500
       44,979.01                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1963804                              .2500
      108,323.49                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1963807                              .2500
      229,307.99                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1963814                              .2500
       71,959.63                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1963818                              .2500
      104,936.39                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1963820                              .2500
      448,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1963825                              .2500
      187,897.31                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1963828                              .2500
       40,030.29                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1963833                              .2500
      371,050.86                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1963836                              .2500
       71,157.96                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1963842                              .2500
      143,914.98                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1963845                              .2500
      207,873.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      1963852                              .2500
      125,938.02                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1963853                              .2500
       65,564.11                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1963854                              .2500
       90,237.12                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1963857                              .2500
      172,760.39                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1963861                              .2500
       74,955.71                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1963870                              .2500
      219,870.11                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1963874                              .2500
      165,507.16                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1963880                              .2500
      130,349.27                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      1963898                              .2500
      195,175.47                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1963906                              .5000
      107,031.70                           .0300
            8.2500                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1963908                              .2500
      139,912.97                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1963915                              .2500
       53,823.51                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1963921                              .2500
      143,912.76                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1963937                              .2500
       69,558.91                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1963955                              .2500
       56,669.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1963965                              .2500
      229,354.16                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      1963968                              .2500
       46,972.24                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1963984                              .2500
      284,935.50                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1963997                              .2500
       85,506.80                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1964001                              .2500
       39,974.49                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1964010                              .2500
      323,793.39                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1964014                              .2500
      132,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1964056                              .2500
      251,085.65                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1964059                              .2500
      100,340.24                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      1964135                              .2500
       66,257.72                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1964146                              .2500
      420,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1964167                              .2500
       47,678.32                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1964175                              .2500
      399,775.75                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1964178                              .2500
      219,866.72                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1964190                              .2500
      151,023.80                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1964215                              .2500
      110,331.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1964220                              .2500
       35,879.87                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1964244                              .2500
       65,635.12                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1964245                              .2500
       52,800.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1964246                              .2500
       56,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1964252                              .2500
       56,800.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1964259                              .2500
      118,428.21                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1964263                              .2500
      141,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1964264                              .2500
      191,889.53                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1964271                              .2500
      262,367.44                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      1964273                              .2500
      103,135.85                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1964275                              .2500
      107,939.45                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1964277                              .2500
      151,910.26                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1964515                              .2500
       74,759.14                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1964521                              .2500
       42,300.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1964522                              .2500
       43,650.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1964528                              .2500
       99,943.93                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1964559                              .2500
      233,100.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1964571                              .2500
      265,838.86                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1964575                              .2500
      365,012.37                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1964576                              .2500
       71,762.78                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1964584                              .2500
      103,483.97                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1964598                              .2500
      163,315.29                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1964609                              .2500
      130,150.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1964616                              .2500
      191,700.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1964619                              .2500
       69,960.76                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1964646                              .2500
      232,280.05                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1964671                              .2500
      221,122.70                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1964674                              .2500
      161,509.40                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1964723                              .2500
       82,307.30                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1964724                              .2500
      184,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1964728                              .2500
       36,800.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1964733                              .2500
      155,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1964778                              .2500
       67,903.89                           .0300
            7.7600                         .0000
            7.5100                         .0000
            7.4800                         .0000
            7.4800                         .0000
1



      1964782                              .2500
       83,087.75                           .0300
            7.9900                         .0000
            7.7400                         .0000
            7.7100                         .0000
            7.7100                         .0000

      1964786                              .2500
      175,750.75                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1964796                              .2500
       25,587.38                           .0800
            9.4900                         .0000
            9.2400                         .0000
            9.1600                         .0000
            7.7500                        1.4100

      1964815                              .2500
       89,401.66                           .0800
            8.9900                         .0000
            8.7400                         .0000
            8.6600                         .0000
            7.7500                         .9100

      1964820                              .2500
      137,918.53                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1964829                              .2500
       38,287.24                           .0300
            7.9900                         .0000
            7.7400                         .0000
            7.7100                         .0000
            7.7100                         .0000

      1964830                              .2500
       70,302.78                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1964924                              .2500
      182,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      1964942                              .2500
      199,388.16                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1964971                              .2500
      138,600.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1964991                              .2500
      145,411.85                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1964997                              .2500
       99,946.79                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1965002                              .2500
       76,954.54                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1965003                              .2500
       87,955.56                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1965025                              .2500
       99,942.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965049                              .2500
       66,267.39                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      1965054                              .2500
       19,989.63                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1965059                              .2500
      399,751.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1965071                              .2500
      166,250.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1965084                              .2500
      115,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1965099                              .2500
       39,579.47                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1965100                              .2500
      130,950.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1965102                              .2500
      466,901.71                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1965107                              .2500
       64,763.67                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1965118                              .2500
       95,850.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1965167                              .2500
       70,400.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1965171                              .2500
      102,267.35                           .0800
            8.1900                         .0000
            7.9400                         .0000
            7.8600                         .0000
            7.7500                         .1100

      1965184                              .2500
       29,686.86                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      1965185                              .2500
       67,960.87                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965188                              .2500
      102,136.47                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1965189                              .2500
      247,350.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1965245                              .2500
      110,400.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      1965290                              .2500
      227,150.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965297                              .2500
      175,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965310                              .2500
      109,928.04                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1965313                              .2500
       45,474.49                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1965318                              .2500
      228,821.65                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1965327                              .2500
      255,874.08                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1965356                              .2500
      294,312.21                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1965361                              .2500
       44,074.63                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      1965371                              .2500
      430,892.03                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1965376                              .2500
       46,873.70                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1965379                              .2500
      123,219.94                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1965380                              .2500
      679,467.63                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1965386                              .2500
      157,407.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1965403                              .2500
       29,925.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1965417                              .2500
       53,836.13                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1965425                              .2500
      453,239.94                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1965428                              .2500
       55,471.23                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1965475                              .2500
       90,912.47                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1965500                              .2500
       40,351.77                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965512                              .2500
       44,528.66                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1965518                              .2500
      148,912.03                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1965520                              .2500
      101,341.67                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965523                              .2500
      265,650.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1965532                              .2500
      169,996.95                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      1965549                              .2500
      134,032.28                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1965556                              .2500
       74,956.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965557                              .2500
      212,874.25                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1965582                              .2500
       38,631.48                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1965583                              .2500
      599,688.95                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1965588                              .2500
      140,319.22                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965594                              .2500
       37,976.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1965595                              .2500
       53,919.69                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      1965600                              .2500
      149,913.70                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965636                              .2500
      265,376.14                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1965646                              .2500
      232,629.33                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1965664                              .2500
      208,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1965721                              .2500
      245,183.89                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1965722                              .2500
       95,042.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1965728                              .2500
      196,645.29                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1965768                              .2500
      100,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      1965798                              .2500
       46,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1965805                              .2500
       42,377.44                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1965808                              .2500
       40,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1965811                              .2500
      250,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1965815                              .2500
       94,447.03                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1965820                              .2500
      242,400.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1965830                              .2500
       82,203.89                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1965833                              .2500
       49,971.97                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1965843                              .2500
      102,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1965845                              .2500
       75,104.47                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1965846                              .2500
      184,500.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1965851                              .2500
      140,800.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1965856                              .2500
      334,812.19                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1965860                              .2500
       50,996.39                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1965863                              .2500
      118,524.38                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1965866                              .2500
      339,832.76                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      1965876                              .2500
      130,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965880                              .2500
       58,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965885                              .2500
       71,200.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1965889                              .2500
      100,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1965891                              .2500
      116,800.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1965898                              .2500
      199,778.90                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1965904                              .2500
      212,660.80                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1965908                              .2500
      122,429.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      1965910                              .2500
      147,200.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1965918                              .2500
       46,477.13                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1965921                              .2500
      153,904.28                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1965922                              .2500
      199,756.82                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1965923                              .2500
      327,580.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1965929                              .2500
      424,755.48                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965931                              .2500
      279,051.42                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1965934                              .2500
      194,282.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      1965939                              .2500
      189,884.89                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1965940                              .2500
      112,488.53                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1965945                              .2500
      274,937.58                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1965946                              .2500
       89,547.10                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1965948                              .2500
      371,025.08                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1965951                              .2500
      366,959.80                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1965954                              .2500
       88,149.26                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965960                              .2500
      164,047.97                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      1965962                              .2500
      204,872.58                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1965966                              .2500
      336,995.72                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1965969                              .2500
      163,705.76                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1965976                              .2500
      387,770.93                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1965978                              .2500
       51,275.43                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1965992                              .2500
       83,960.81                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1965999                              .2500
       76,362.42                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1966014                              .2500
       62,967.33                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      1966025                              .2500
      307,077.64                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1966064                              .2500
      183,904.60                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1966073                              .2500
       52,469.79                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1966078                              .2500
      326,052.36                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1966107                              .2500
      153,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1966168                              .2500
      139,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1966193                              .2500
       85,455.67                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1966204                              .2500
      243,482.72                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1966211                              .2500
      249,848.55                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1966214                              .2500
      100,738.94                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1966215                              .2500
      196,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1966217                              .2500
      167,908.23                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1966231                              .2500
      127,922.46                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1966234                              .2500
       93,701.40                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1966261                              .2500
       85,553.24                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1966264                              .2500
      292,157.41                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      1966289                              .2500
      153,901.80                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1966300                              .2500
      130,435.81                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1966308                              .2500
       92,542.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1966314                              .2500
      157,402.10                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1966350                              .2500
      157,402.10                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1966368                              .2500
      133,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1966370                              .2500
       34,332.65                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1966386                              .2500
       81,861.79                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      1966412                              .2500
      111,937.20                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1966416                              .2500
      119,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1966426                              .2500
      111,937.20                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1966435                              .2500
      424,721.98                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1966783                              .2500
      103,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1966785                              .2500
      103,941.70                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1966808                              .2500
      275,224.39                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1966810                              .2500
       85,951.78                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1966823                              .2500
      181,505.85                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1966847                              .2500
      454,686.87                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1966849                              .2500
      125,341.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1966868                              .2500
      320,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1966878                              .2500
      188,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1966890                              .2500
      125,038.47                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1966898                              .2500
       78,750.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1966900                              .2500
      325,600.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      1966905                              .2500
       48,970.31                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1966912                              .2500
       84,800.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1966928                              .2500
       31,484.51                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1966972                              .2500
      194,687.93                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1966997                              .2500
      136,925.17                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967005                              .2500
       68,628.49                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1967049                              .2500
      188,400.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967130                              .2500
      100,380.90                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      1967136                              .2500
       49,921.64                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1967143                              .2500
      167,795.74                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1967146                              .2500
      108,268.20                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1967151                              .2500
       66,390.22                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967153                              .2500
       64,752.40                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967158                              .2500
       59,934.21                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967164                              .2500
      259,842.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1967176                              .2500
      247,364.81                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1967178                              .2500
       47,937.29                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967180                              .2500
      147,795.63                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1967183                              .2500
      135,781.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1967184                              .2500
      107,055.66                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1967190                              .2500
      170,281.81                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1967193                              .2500
      290,214.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1967197                              .2500
      303,833.95                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967199                              .2500
      329,794.89                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      1967200                              .2500
      277,813.46                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1967201                              .2500
       74,205.02                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1967202                              .2500
       67,159.29                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1967204                              .2500
      269,696.15                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1967205                              .2500
      263,279.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1967207                              .2500
       74,758.07                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1967209                              .2500
      170,906.60                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967210                              .2500
      375,542.83                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      1967212                              .2500
      108,290.82                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967214                              .2500
      111,457.19                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1967215                              .2500
      299,831.82                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1967225                              .2500
      629,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1967226                              .2500
      134,933.60                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1967229                              .2500
      106,400.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1967231                              .2500
       60,250.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1967285                              .2500
       90,400.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      1967293                              .2500
      270,750.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1967294                              .2500
       75,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967299                              .2500
      219,866.72                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1967300                              .2500
      120,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1967304                              .2500
       84,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1967307                              .2500
      328,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1967332                              .2500
      144,902.71                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1967348                              .2500
      154,473.98                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      1967351                              .2500
      154,473.98                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1967470                              .2500
      112,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1967492                              .2500
      106,752.75                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      1967625                              .2500
      299,836.13                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967627                              .2500
       98,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1967637                              .2500
      111,933.88                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1967638                              .2500
      244,639.87                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1967641                              .2500
       89,444.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      1967644                              .2500
       53,570.72                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967648                              .2500
       92,649.36                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967656                              .2500
      219,848.60                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1967658                              .2500
      287,820.99                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1967662                              .2500
      149,911.44                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1967669                              .2500
      113,929.15                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1967682                              .2500
       79,200.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1967701                              .2500
      109,859.23                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      1967703                              .2500
       71,750.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1967704                              .2500
       71,750.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1967712                              .2500
      153,272.77                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1967718                              .2500
      122,489.72                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1967722                              .2500
       74,326.51                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1967724                              .2500
       99,865.35                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1967726                              .2500
       72,000.00                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            7.7500                        2.0450

      1967727                              .2500
      188,688.53                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      1967731                              .2500
      100,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1967732                              .2500
       56,940.66                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1967738                              .2500
      339,771.87                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1967739                              .2500
      178,993.04                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1967746                              .2500
       53,571.47                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1967753                              .2500
      104,394.04                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1967754                              .2500
      258,930.20                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1967756                              .2500
       30,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1967760                              .2500
       96,252.63                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1967761                              .2500
       93,896.91                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967768                              .2500
      248,860.40                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1967773                              .2500
       96,388.55                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1967774                              .2500
       83,156.86                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1967777                              .2500
       36,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1967779                              .2500
       49,970.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1967782                              .2500
       90,955.24                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      1967790                              .2500
      171,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1967791                              .2500
      196,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1967793                              .2500
       67,468.51                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1967795                              .2500
       30,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1967800                              .2500
       30,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1967824                              .2500
      114,650.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1967831                              .2500
      102,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1967911                              .2500
      374,789.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1967913                              .2500
      134,400.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1967916                              .2500
       31,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1967917                              .2500
      160,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967922                              .2500
      121,950.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1967946                              .2500
      134,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1967958                              .2500
      252,700.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1967963                              .2500
      161,824.47                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1967964                              .2500
       79,100.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      1967970                              .2500
       94,500.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      1967975                              .2500
      114,634.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1967995                              .2500
      181,800.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1968014                              .2500
      127,920.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1968099                              .2500
      318,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1968102                              .2500
       26,987.41                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1968108                              .2500
      292,600.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1968114                              .2500
       58,350.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1968115                              .2500
      140,800.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1968117                              .2500
      204,800.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1968125                              .2500
       88,900.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1968129                              .2500
      108,900.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1968134                              .2500
       60,750.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1968138                              .2500
      155,250.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1968142                              .2500
       41,078.69                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1968163                              .2500
      134,326.59                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1968179                              .2500
       84,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1968201                              .2500
      144,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1968209                              .2500
       90,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1968211                              .2500
       79,650.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1968260                              .2500
      384,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1968269                              .2500
      115,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1968280                              .2500
      225,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1968281                              .2500
       92,561.99                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      1968282                              .2500
      110,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1968294                              .2500
      200,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1968300                              .2500
      300,350.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1968306                              .2500
       41,779.44                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1968307                              .2500
       69,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1968309                              .2500
      368,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1968371                              .2500
       87,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1968391                              .2500
       92,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      1968412                              .2500
      356,250.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1968446                              .2500
      117,720.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1968484                              .2500
      116,900.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1968535                              .2500
      122,923.55                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1968536                              .2500
       85,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1968606                              .2500
       78,750.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1968615                              .2500
      390,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1968617                              .2500
      297,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      1968618                              .2500
       82,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1968621                              .2500
      108,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1968622                              .2500
       54,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1968623                              .2500
       42,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1968626                              .2500
      110,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1968634                              .2500
      215,900.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1968635                              .2500
       34,200.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1968639                              .2500
       47,573.31                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1968652                              .2500
      125,300.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1968657                              .2500
      211,890.10                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1968665                              .2500
      204,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1968671                              .2500
      228,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1968673                              .2500
      200,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1968676                              .2500
       80,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1968680                              .2500
      135,200.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1968682                              .2500
      124,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      1968684                              .2500
      118,800.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1968688                              .2500
       95,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1968695                              .2500
       37,478.42                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1968701                              .2500
      179,890.96                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1968702                              .2500
      543,445.16                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1968704                              .2500
      311,806.07                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1968717                              .2500
      232,800.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1968772                              .2500
      127,930.08                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1968780                              .2500
       87,750.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1968783                              .2500
      144,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1968802                              .2500
      197,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1968817                              .2500
      220,050.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1968827                              .2500
       97,700.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1968846                              .2500
       50,700.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1968928                              .2500
       49,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1968986                              .2500
      145,300.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      1969001                              .2500
       85,600.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1969014                              .2500
       43,150.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1969029                              .2500
       87,300.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1969054                              .2500
      175,200.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1969055                              .2500
       35,600.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1969057                              .2500
      204,202.21                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1969063                              .2500
      106,200.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1969165                              .2500
      200,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      1969191                              .2500
      110,250.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1969227                              .2500
       85,500.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1969229                              .2500
      112,350.18                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1969231                              .2500
      286,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1969348                              .2500
      124,024.82                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1969439                              .2500
      316,850.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1969442                              .2500
      125,800.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1969470                              .2500
       97,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      1969504                              .2500
       66,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1969559                              .2500
       60,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1969560                              .2500
       31,500.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1969577                              .2500
       79,300.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1969678                              .2500
       61,200.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1969690                              .2500
       88,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1969692                              .2500
      149,220.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1969699                              .2500
       60,480.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1969716                              .2500
      119,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1969944                              .2500
      208,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1969960                              .2500
      114,750.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1970243                              .2500
       19,800.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      2788378                              .2500
       78,355.53                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      2796369                              .2500
      227,539.71                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      2813988                              .2500
       29,559.76                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      2863172                              .2500
       62,727.07                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      2871780                              .2500
      648,150.81                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      2895243                              .2500
       53,859.50                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      2901799                              .2500
      332,483.36                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      2921098                              .2500
      219,750.26                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      2927148                              .2500
      127,709.75                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      2937381                              .2500
       99,540.75                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      2965051                              .2500
       75,860.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      2975800                              .2500
      271,414.34                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      2984653                              .2500
       44,927.60                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      2993288                              .2500
      129,180.76                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      2993818                              .2500
      104,961.59                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      2999056                              .2500
       49,425.62                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3002866                              .2500
      280,612.24                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3010129                              .2500
       74,932.37                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3014922                              .2500
      330,711.76                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3020709                              .2500
      120,905.18                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      3026335                              .2500
      101,727.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3033368                              .2500
      399,476.04                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3033525                              .2500
       61,019.79                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3036047                              .2500
      143,420.88                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3047039                              .2500
      115,847.72                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3049129                              .2500
       87,898.37                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3052214                              .2500
      538,444.51                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3052259                              .2500
      164,912.77                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3053094                              .2500
       32,782.86                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3054151                              .2500
       74,919.88                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3054178                              .2500
       45,047.91                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3056178                              .2500
      125,769.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3056188                              .2500
      289,330.21                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3056192                              .2500
      439,328.17                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3056248                              .2500
      313,032.61                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3061295                              .2500
       89,908.76                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3062288                              .2500
       68,298.28                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3065290                              .2500
      105,434.42                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3066372                              .2500
      166,083.99                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3066376                              .2500
      188,527.77                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3066469                              .2500
      159,600.20                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3068410                              .2500
       91,803.02                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3068411                              .2500
       61,935.98                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3068463                              .2500
       93,403.63                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3068672                              .2500
       59,898.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3068915                              .2500
       56,669.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3068916                              .2500
       80,063.61                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3072455                              .2500
       17,990.92                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3073402                              .2500
      161,717.80                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3077050                              .2500
      112,397.36                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3077213                              .2500
      101,588.48                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3078127                              .2500
      164,772.14                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000
1



      3079038                              .2500
      395,766.20                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3079046                              .2500
      110,195.77                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3079049                              .2500
      125,934.68                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3081463                              .2500
      114,617.48                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3083694                              .2500
       26,086.47                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3084007                              .2500
       72,961.14                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3085017                              .2500
       33,233.21                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3085024                              .2500
       37,780.40                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3086414                              .2500
       24,685.03                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3089761                              .2500
       69,959.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3091012                              .2500
       47,200.81                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3093079                              .2500
      151,912.55                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3093106                              .2500
       76,414.34                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3094189                              .2500
      182,592.14                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3095398                              .2500
       92,452.05                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3095896                              .2500
      115,593.11                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3096634                              .2500
       57,118.78                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3097035                              .2500
      109,754.09                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3097792                              .2500
      267,837.64                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3097817                              .2500
       19,989.08                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3099149                              .2500
      199,875.68                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3099663                              .2500
      432,769.57                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3099665                              .2500
      104,739.71                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3099666                              .2500
      261,424.47                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000
1



      3099668                              .2500
       63,017.31                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3099671                              .2500
       68,962.31                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3099678                              .2500
       87,449.66                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3099685                              .2500
       84,952.35                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3099687                              .2500
      125,925.61                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3099689                              .2500
       31,984.26                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3099694                              .2500
      113,341.21                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3099704                              .2500
      143,921.34                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3099706                              .2500
      178,697.13                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3099707                              .2500
       82,753.58                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3099812                              .2500
      119,771.60                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3099821                              .2500
      103,944.65                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3099825                              .2500
       24,738.45                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3099839                              .2500
      282,253.59                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3100026                              .2500
       39,120.20                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3101283                              .2500
      299,302.01                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3101284                              .2500
      324,110.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3101285                              .2500
      978,296.15                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3101286                              .2500
      257,177.95                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3101288                              .2500
      295,829.65                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3101291                              .2500
      267,483.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3101292                              .2500
      267,674.13                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3101293                              .2500
      389,321.91                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3101296                              .2500
      263,687.14                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3101297                              .2500
      274,482.63                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3102298                              .2500
       63,548.48                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3102301                              .2500
       76,463.34                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3102308                              .2500
      139,434.92                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3103409                              .2500
       38,677.15                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3105376                              .2500
       86,402.78                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3105492                              .2500
      249,827.95                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3106072                              .2500
       50,906.95                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3106073                              .2500
       58,465.46                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3106074                              .2500
      299,827.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3106075                              .2500
      259,536.19                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3106076                              .2500
      149,452.21                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3106077                              .2500
      141,136.81                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3106078                              .2500
      141,136.81                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3106079                              .2500
       67,420.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3106081                              .2500
      138,770.98                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3106082                              .2500
      119,842.47                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3106083                              .2500
       87,201.75                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3106087                              .2500
       34,147.77                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3106088                              .2500
       72,372.59                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3106089                              .2500
      283,672.01                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3106090                              .2500
       45,647.23                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3106091                              .2500
      100,677.43                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3106093                              .2500
       45,352.74                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3106094                              .2500
      375,576.84                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3106095                              .2500
      155,815.12                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3106096                              .2500
      279,692.95                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3106098                              .2500
      316,043.91                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3106099                              .2500
      380,171.67                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3106100                              .2500
       79,920.99                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3106101                              .2500
      108,187.01                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3106103                              .2500
      283,654.68                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      3106106                              .2500
      255,277.40                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3106107                              .2500
      123,415.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3106108                              .2500
       56,668.20                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3106109                              .2500
      374,960.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3106110                              .2500
      106,982.54                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3106112                              .2500
       53,745.05                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3106113                              .2500
       93,505.09                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3106115                              .2500
       67,422.03                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3106116                              .2500
      121,373.52                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3106117                              .2500
       62,867.38                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3106118                              .2500
      103,838.45                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3106119                              .2500
       50,350.20                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3106120                              .2500
       46,271.22                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3106121                              .2500
      116,222.42                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3106123                              .2500
      349,823.25                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3106124                              .2500
      342,143.50                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3106125                              .2500
      106,991.40                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3106126                              .2500
       73,417.28                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3106127                              .2500
      439,726.51                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3106128                              .2500
      262,863.17                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3106131                              .2500
       82,704.37                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3106132                              .2500
       80,806.58                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3106136                              .2500
      291,818.50                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3106138                              .2500
      399,775.75                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3106140                              .2500
      112,779.38                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3106141                              .2500
      112,779.38                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3106142                              .2500
       94,393.64                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3106144                              .2500
       93,400.10                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3107821                              .2500
      139,431.39                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3107853                              .2500
       54,873.70                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3108019                              .2500
      134,830.06                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3108111                              .2500
      239,778.85                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3108225                              .2500
       49,976.05                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3108448                              .2500
      174,888.41                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3109201                              .2500
      124,126.67                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3109395                              .2500
      579,666.31                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3109396                              .2500
      157,170.59                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3109415                              .2500
       71,961.68                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3109420                              .2500
      183,230.06                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3109424                              .2500
      224,083.77                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3109426                              .2500
      225,010.06                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3109427                              .2500
      134,414.24                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3109430                              .2500
       64,461.92                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3109431                              .2500
       67,468.51                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3109432                              .2500
       47,223.51                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3109433                              .2500
       51,114.94                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3109434                              .2500
      139,427.68                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3109438                              .2500
       73,661.79                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3109440                              .2500
       32,385.28                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3109442                              .2500
       53,170.18                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3109532                              .2500
      306,827.89                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3109534                              .2500
      183,798.23                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3109536                              .2500
      136,732.71                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3109537                              .2500
       74,482.88                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3109538                              .2500
      110,937.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3109541                              .2500
       65,961.04                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3109551                              .6250
       79,953.97                           .0800
            8.7500                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3109555                              .2500
       91,945.68                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3109556                              .2500
       72,865.08                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3110493                              .2500
      149,659.28                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3110496                              .2500
      109,944.46                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3110780                              .5000
      124,530.15                           .0800
            8.8750                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3111044                              .2500
      126,928.80                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3111174                              .2500
       58,017.46                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3111768                              .2500
       76,057.08                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3112082                              .2500
      283,219.99                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3112202                              .2500
       62,968.19                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3112723                              .2500
      227,526.17                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3112724                              .2500
      455,230.96                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3112730                              .2500
      192,271.87                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3112732                              .2500
      280,364.96                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3112735                              .2500
      109,869.65                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3113040                              .2500
       53,972.01                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3113042                              .2500
       91,749.86                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3113043                              .2500
       53,574.99                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3113045                              .2500
      112,022.86                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3113047                              .2500
       43,976.58                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3113048                              .2500
      103,493.44                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3113049                              .2500
       62,067.81                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3113053                              .2500
       72,965.03                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      3113055                              .2500
       55,447.24                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3113056                              .2500
      211,884.20                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3113057                              .2500
      299,848.50                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3113059                              .2500
      201,987.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3113063                              .2500
       76,461.37                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3115795                              .2500
      137,918.53                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3115797                              .2500
       49,877.92                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3115799                              .2500
       59,967.23                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3115800                              .2500
       28,783.43                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3115801                              .2500
       67,012.41                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3115803                              .2500
      108,446.63                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3115804                              .2500
      110,629.41                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3115805                              .2500
       52,464.77                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3115806                              .2500
      265,443.19                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3115809                              .2500
      239,850.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3115810                              .2500
       71,210.05                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3115811                              .2500
       77,461.88                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3115813                              .2500
       80,753.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3115816                              .2500
       57,221.09                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3115818                              .2500
       84,953.57                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3115823                              .2500
       53,973.44                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3115824                              .2500
       97,546.69                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3115825                              .2500
       42,978.85                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3115826                              .2500
       39,880.38                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3115828                              .2500
       47,876.44                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3115830                              .2500
      112,424.84                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3115831                              .2500
       19,987.25                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3115832                              .2500
      104,190.02                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3115834                              .2500
       88,601.58                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3115835                              .2500
      170,849.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3115837                              .2500
       69,265.92                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3115838                              .2500
       55,772.55                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3115843                              .2500
       76,057.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3115844                              .2500
       67,964.75                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3115845                              .2500
       62,365.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3115846                              .2500
      227,388.10                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3115847                              .2500
       77,556.50                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3115848                              .2500
      183,382.99                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3115849                              .2500
      135,118.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3115850                              .2500
       67,513.62                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3115851                              .2500
       71,967.29                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3115852                              .2500
       93,556.33                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3115853                              .2500
       86,355.21                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3115858                              .2500
      140,870.70                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3116313                              .2500
       56,371.52                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3117051                              .2500
      135,927.62                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3117168                              .2500
       30,859.82                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3117221                              .2500
       61,149.00                           .0800
           10.3000                         .0000
           10.0500                         .0000
            9.9700                         .0000
            7.7500                        2.2200
1



      3117296                              .2500
      123,924.87                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3117459                              .2500
      159,903.06                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3117848                              .2500
       70,358.44                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3118435                              .2500
      134,937.02                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3118439                              .2500
       83,857.63                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3118442                              .2500
       55,966.08                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3118444                              .2500
      156,812.04                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3118446                              .2500
      100,744.94                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3118449                              .2500
       48,576.09                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3118450                              .2500
      237,117.54                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3118451                              .2500
       59,966.36                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3118454                              .2500
      471,742.18                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3118455                              .2500
      139,433.17                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3118456                              .2500
       89,654.70                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3118457                              .2500
       42,730.58                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3118568                              .2500
       41,379.09                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3118636                              .2500
      151,505.77                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3118760                              .2500
       76,758.05                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3119081                              .2500
      149,316.25                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3119478                              .2500
       67,914.77                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3119979                              .2500
      331,945.05                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3123528                              .2500
       63,165.48                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3123529                              .2500
       81,950.32                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3123530                              .2500
      156,110.13                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3123532                              .2500
       93,555.16                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3123537                              .2500
       65,069.63                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3123538                              .2500
      197,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3123539                              .2500
       67,600.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3123545                              .2500
       77,560.81                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3123546                              .2500
       76,464.31                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3123552                              .2500
      140,634.36                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3123637                              .2500
       63,700.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3123638                              .2500
       63,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3124631                              .2500
       43,175.78                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3124898                              .2500
      104,692.79                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125270                              .2500
       86,747.08                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3125271                              .2500
      194,044.19                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3125272                              .2500
      382,122.23                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3125274                              .2500
      170,807.57                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3125275                              .2500
       76,452.45                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      3125276                              .2500
       74,696.48                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3125277                              .2500
       44,905.94                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125278                              .2500
       37,725.24                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125279                              .2500
      186,721.86                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3125281                              .2500
       31,465.45                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125282                              .2500
      185,107.12                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3125283                              .2500
       73,721.14                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3125284                              .2500
       45,952.12                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3125285                              .2500
       74,915.61                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3125286                              .2500
      179,352.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3125287                              .2500
       25,970.73                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3125288                              .2500
       53,461.30                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125289                              .2500
       45,275.77                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125290                              .2500
       45,282.65                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125291                              .2500
      199,721.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3125292                              .2500
      195,884.28                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3125293                              .2500
       56,601.42                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125294                              .2500
      110,915.61                           .0800
            8.3700                         .0000
            8.1200                         .0000
            8.0400                         .0000
            7.7500                         .2900

      3125295                              .2500
      115,580.06                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3125296                              .2500
      138,222.87                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3125297                              .2500
      284,687.47                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125299                              .2500
       69,229.72                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3125300                              .2500
       62,895.96                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125301                              .2500
       61,997.45                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3125302                              .2500
       49,376.95                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3125303                              .2500
      119,806.96                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3125304                              .2500
      121,304.53                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3125305                              .2500
      111,833.41                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3125306                              .2500
      112,532.36                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3125307                              .2500
       59,930.69                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125308                              .2500
       61,689.99                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125309                              .2500
      204,902.71                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      3125310                              .2500
      113,194.12                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3125311                              .2500
      161,063.76                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125312                              .2500
       95,880.24                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3125313                              .2500
      121,424.48                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3125314                              .2500
       89,444.20                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125315                              .2500
       94,227.20                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3125316                              .2500
       78,410.66                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3125317                              .2500
      358,407.28                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3125318                              .2500
       88,511.03                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3125319                              .2500
       51,079.26                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125320                              .2500
       46,753.78                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3125321                              .2500
      124,831.68                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3125322                              .2500
       72,516.15                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125323                              .2500
       80,906.46                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125324                              .2500
       84,848.34                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3125325                              .2500
       42,706.64                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3125326                              .2500
      107,890.49                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3125327                              .2500
      160,283.75                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3125328                              .2500
      143,853.99                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3125330                              .2500
      163,784.71                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3125331                              .2500
      240,499.40                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3125332                              .2500
      109,736.53                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3125334                              .2500
      117,560.55                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3125335                              .2500
       58,042.11                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3125336                              .2500
       59,934.21                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125337                              .2500
      144,912.15                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3125338                              .2500
       75,795.68                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3125339                              .2500
       49,118.76                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125340                              .2500
       76,912.15                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3125341                              .2500
       78,363.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125342                              .2500
       47,223.91                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3125343                              .2500
       51,217.46                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      3125344                              .2500
       50,119.23                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3125345                              .2500
       29,935.41                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3125346                              .2500
      179,802.60                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125348                              .2500
       71,921.05                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125349                              .2500
       83,907.88                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125350                              .2500
       31,892.98                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3125351                              .2500
       92,572.61                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3125352                              .2500
       92,572.61                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      3125353                              .2500
       92,572.61                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3125354                              .2500
       92,572.61                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3125355                              .2500
       92,572.61                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3125356                              .2500
       92,572.61                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3125357                              .2500
      159,819.92                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3125358                              .2500
       55,292.38                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3125359                              .2500
       58,439.10                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3125360                              .2500
       62,035.35                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3125361                              .2500
       49,424.41                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3125362                              .2500
       68,918.22                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3125364                              .2500
      113,147.44                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3125365                              .2500
       68,410.06                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3125366                              .2500
       47,152.13                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3125367                              .2500
      162,930.57                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125368                              .2500
       80,961.19                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3125369                              .2500
      119,884.56                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      3125370                              .2500
       34,959.57                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125371                              .2500
       56,470.55                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3125372                              .2500
       51,935.68                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3125373                              .2500
       43,301.88                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3125374                              .2500
       61,323.59                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125375                              .2500
       49,411.68                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3125376                              .2500
       81,304.70                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3125377                              .2500
       35,946.45                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3125378                              .2500
       88,325.19                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125380                              .2500
       71,874.80                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125381                              .2500
       67,865.23                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3125382                              .2500
       44,920.95                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3125383                              .2500
      117,111.28                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3125384                              .2500
      112,182.90                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3125385                              .2500
       80,002.60                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3125387                              .2500
      206,071.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      3125388                              .2500
       55,916.71                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3125389                              .2500
       91,148.87                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3125390                              .2500
       75,902.73                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3125391                              .2500
       37,737.59                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125392                              .2500
       80,427.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3125393                              .2500
      132,158.65                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3125394                              .2500
       98,876.49                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3125395                              .2500
      125,854.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3125396                              .2500
      108,973.98                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125397                              .2500
      116,830.49                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3125398                              .2500
       62,910.15                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3125399                              .2500
      103,395.04                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3125400                              .2500
       28,573.21                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3125401                              .2500
      109,938.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3125402                              .2500
       35,717.44                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3125403                              .2500
       98,292.10                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3125404                              .2500
       61,563.01                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3125407                              .2500
      114,271.25                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3125408                              .2500
       95,246.52                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3125409                              .2500
       94,910.99                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3125411                              .2500
       54,948.47                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3125412                              .2500
       72,826.07                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3125413                              .2500
      130,371.11                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3125414                              .2500
       44,950.64                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3125415                              .2500
      142,938.95                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3125416                              .2500
      349,574.43                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3125417                              .2500
       60,633.01                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125418                              .2500
       49,442.83                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125419                              .2500
       77,902.70                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3125420                              .2500
       34,613.93                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3125421                              .2500
      135,701.04                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125422                              .2500
      215,709.15                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000
1



      3125423                              .2500
      103,380.46                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125424                              .2500
       98,340.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3125425                              .2500
      150,067.30                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3125426                              .2500
       64,928.71                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3125427                              .2500
       63,826.19                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3125445                              .2500
       39,978.15                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3126280                              .2500
      391,662.80                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3126282                              .2500
      298,917.99                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3126285                              .2500
      268,445.96                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3126286                              .2500
      264,389.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3126288                              .2500
      378,311.66                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3126289                              .2500
      261,300.48                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3126291                              .2500
      365,161.31                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3126292                              .2500
      323,547.46                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3126294                              .2500
      423,250.45                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3126295                              .2500
      275,173.45                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3126297                              .2500
      312,033.13                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3126299                              .2500
      279,073.58                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3126302                              .2500
      366,069.59                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3126305                              .2500
      279,094.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3126311                              .2500
      310,648.47                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3126316                              .2500
      387,168.81                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3126321                              .2500
      388,303.36                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3126325                              .2500
      358,734.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3126329                              .2500
      264,701.05                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3126331                              .2500
      277,993.78                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3126333                              .2500
      271,043.72                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3126339                              .2500
      279,507.95                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3126340                              .2500
      348,405.15                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3126341                              .2500
      309,368.66                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3126342                              .2500
      409,201.04                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3126346                              .2500
      469,764.37                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3126359                              .2500
      399,092.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3126365                              .2500
      283,192.07                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3126367                              .2500
      263,305.07                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3126368                              .2500
      398,859.74                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3126373                              .2500
      299,226.87                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3126375                              .2500
      402,154.61                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3126378                              .2500
      311,471.38                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3126380                              .2500
      332,155.20                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3126398                              .2500
      430,324.50                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3126407                              .2500
      389,321.94                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3126409                              .2500
      291,492.31                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3126671                              .2500
      174,741.22                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3127068                              .2500
       55,769.52                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3127070                              .2500
       41,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3127074                              .2500
       76,460.34                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3127075                              .2500
       49,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3127077                              .2500
      123,750.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3127078                              .2500
       95,933.93                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3127080                              .2500
       84,673.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3127081                              .2500
      189,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3127082                              .2500
      145,418.43                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3127084                              .2500
       73,800.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3127085                              .2500
      102,543.96                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3127089                              .2500
      103,443.47                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3127090                              .2500
      139,932.93                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3127093                              .2500
       92,656.75                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3127094                              .2500
       92,654.41                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3127098                              .2500
       80,300.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3127099                              .2500
       30,734.88                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3127100                              .2500
       56,224.44                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3128517                              .2500
       41,228.62                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3128763                              .2500
      215,668.96                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      3128764                              .2500
      367,552.56                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3128765                              .2500
      420,992.50                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3128766                              .2500
      299,616.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3128767                              .2500
      325,370.83                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3128768                              .2500
      411,459.16                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3128769                              .2500
       74,908.80                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3128770                              .2500
      466,973.88                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3128771                              .2500
      711,016.78                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000
1



      3128811                              .2500
      151,301.11                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3129063                              .2500
      111,145.30                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3129328                              .2500
      161,409.46                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3130329                              .2500
      239,858.30                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3130331                              .2500
      135,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3130333                              .2500
       70,100.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3130335                              .2500
       89,950.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3130336                              .2500
       37,700.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3130337                              .2500
       72,859.13                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3130340                              .2500
       65,250.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3130345                              .2500
       77,558.70                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3130346                              .2500
       70,100.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3130349                              .2500
       42,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3130350                              .2500
       33,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3130453                              .2500
      120,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3131232                              .2500
      363,761.89                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450
1



      3131236                              .2500
      332,798.27                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3131241                              .2500
      395,480.17                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3132439                              .2500
      359,752.25                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3133323                              .2500
       22,488.34                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3133325                              .2500
      104,850.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3133327                              .2500
       66,800.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3133329                              .2500
       71,200.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3133332                              .2500
       35,900.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3133338                              .2500
       97,200.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3133340                              .2500
       30,150.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3133342                              .2500
      184,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3133343                              .2500
      244,800.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3133345                              .2500
      120,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3134778                              .2500
       51,974.42                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3135091                              .2500
      143,929.17                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3135130                              .2500
       76,352.51                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      3135145                              .2500
      265,838.86                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3135151                              .2500
      655,410.18                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3135163                              .2500
       93,383.36                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3135166                              .2500
      103,132.49                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3135169                              .2500
      303,457.68                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3135173                              .2500
      236,641.11                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3135187                              .2500
      127,918.37                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3135189                              .2500
      151,695.48                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000
1



      3135208                              .2500
      354,557.14                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3135212                              .2500
      184,769.21                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3135231                              .2500
      173,494.84                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3135234                              .2500
      717,947.54                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3135262                              .2500
      127,852.17                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3136464                              .2500
      105,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3136465                              .2500
       75,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3136466                              .2500
       68,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3136467                              .2500
       74,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3136468                              .2500
      200,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3136469                              .2500
      160,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3136471                              .2500
       79,806.39                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3136472                              .2500
       39,950.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3136474                              .2500
      100,750.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3136475                              .2500
       82,850.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3136478                              .2500
      117,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3137669                              .2500
       65,663.17                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3138018                              .2500
       16,200.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3138392                              .2500
       69,719.14                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3138777                              .2500
      261,718.17                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3138825                              .2500
      114,834.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3139543                              .2500
      126,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3139544                              .2500
      170,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3139545                              .2500
       65,650.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3139550                              .2500
      195,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3139552                              .2500
       50,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3139553                              .2500
       79,800.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3139554                              .2500
       67,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3139555                              .2500
       94,050.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3139557                              .2500
      100,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3139559                              .2500
      110,400.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3139560                              .2500
       38,250.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3141514                              .2500
      199,884.92                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3141546                              .2500
      103,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3141621                              .2500
      242,860.19                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3141697                              .2500
       45,500.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3141863                              .2500
      119,184.86                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3141869                              .2500
       90,946.27                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3141984                              .2500
      183,397.13                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3142182                              .2500
      144,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3142343                              .2500
       48,877.18                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3142547                              .2500
       95,952.77                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3142690                              .2500
       22,500.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3143399                              .2500
      199,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3143679                              .2500
       99,650.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3143680                              .2500
      135,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3143683                              .2500
      165,600.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3143684                              .2500
      300,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      3144175                              .2500
      114,086.13                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3144176                              .2500
      105,434.42                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3144178                              .2500
      204,470.29                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3144180                              .2500
       62,961.83                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3144181                              .2500
      203,119.33                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3144182                              .2500
       50,738.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3144183                              .2500
       71,466.64                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3144184                              .2500
       97,453.39                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3144185                              .2500
       55,046.63                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3144186                              .2500
       95,943.32                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3144187                              .2500
       85,849.40                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3144188                              .2500
      119,934.45                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3144189                              .2500
       79,582.18                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3144191                              .2500
       74,952.18                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3144192                              .2500
       46,971.53                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3144193                              .2500
       49,969.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      3144194                              .2500
       67,958.81                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3144195                              .2500
       74,956.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3144196                              .2500
      109,929.86                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3144197                              .2500
      211,365.13                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3144198                              .2500
      265,993.05                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3144199                              .2500
      109,928.04                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3144200                              .2500
       68,216.43                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3144201                              .2500
      138,672.21                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3144202                              .2500
      244,847.72                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3144203                              .2500
      239,850.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3144204                              .2500
       91,075.18                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3144205                              .2500
      487,189.13                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3144206                              .2500
       53,566.68                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3144207                              .2500
       65,027.44                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3144208                              .2500
       69,961.76                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3144209                              .2500
       79,958.53                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3144210                              .2500
      119,937.79                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3144211                              .2500
      164,612.35                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3144212                              .2500
       54,421.77                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3144213                              .2500
      195,881.26                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3144214                              .2500
      134,722.44                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3144215                              .2500
       63,961.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3144216                              .2500
      101,545.93                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3144217                              .2500
      449,713.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3144218                              .2500
       89,939.61                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3144219                              .2500
      153,956.68                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3144220                              .2500
       71,959.64                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3144221                              .2500
      419,787.90                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3144222                              .2500
      134,172.76                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3144223                              .2500
      126,926.93                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3144224                              .2500
      229,698.06                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3144225                              .2500
      138,311.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3144226                              .2500
      167,898.22                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3144227                              .2500
      108,689.03                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3144228                              .2500
       44,073.96                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3144229                              .2500
      119,857.79                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3145094                              .2500
      180,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3146564                              .2500
      117,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3146565                              .2500
       20,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3146566                              .2500
      168,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3146567                              .2500
      133,600.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3146569                              .2500
      121,950.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3146570                              .2500
       45,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3146571                              .2500
       58,600.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3146572                              .2500
      131,900.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3146574                              .2500
       45,000.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3146575                              .2500
       59,600.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3146577                              .2500
       89,100.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      3146581                              .2500
      113,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3146582                              .2500
      382,500.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3146583                              .2500
       48,000.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3146584                              .2500
      128,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3146692                              .2500
       33,600.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3146693                              .2500
       33,600.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3146839                              .2500
      107,873.46                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3147492                              .2500
       73,557.65                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3148173                              .2500
      121,459.57                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3148234                              .2500
      259,683.86                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3148291                              .2500
      539,326.36                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3148309                              .2500
      270,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3148380                              .2500
      131,300.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3148992                              .2500
      134,931.83                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3150125                              .2500
      110,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3150126                              .2500
      176,200.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3150127                              .2500
      168,800.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3150130                              .2500
      108,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3150137                              .2500
      146,200.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3150138                              .2500
       80,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3150139                              .2500
       31,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3150140                              .2500
       32,800.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3150141                              .2500
      102,400.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3150142                              .2500
      196,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3150143                              .2500
      196,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3150144                              .2500
      129,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3150147                              .2500
       81,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3150148                              .2500
      372,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3150149                              .2500
      203,200.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3150150                              .2500
      277,200.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3150151                              .2500
       66,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3150153                              .2500
      210,750.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3150154                              .2500
      175,500.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3150287                              .2500
       79,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3150532                              .2500
      112,500.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3151011                              .2500
       79,655.32                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3151158                              .2500
      450,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3151915                              .2500
      102,848.03                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3151975                              .2500
       85,550.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3152398                              .2500
       91,953.54                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3153643                              .2500
       28,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3153644                              .2500
       40,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3153645                              .2500
       33,600.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3153646                              .2500
      177,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3153651                              .2500
       42,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3153653                              .2500
      150,100.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3153656                              .2500
       55,800.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3153660                              .2500
      141,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3153667                              .2500
      100,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3153668                              .2500
       57,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3153669                              .2500
      221,150.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3153740                              .2500
      143,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3153971                              .2500
      300,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3154533                              .2500
       32,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3155338                              .2500
       86,347.65                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3156504                              .2500
      118,800.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3156507                              .2500
      165,750.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3156509                              .2500
       61,600.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3156510                              .2500
      112,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3156512                              .2500
       87,200.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3156513                              .2500
      111,600.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3156514                              .2500
       88,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3156516                              .2500
      212,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3156517                              .2500
      132,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3157543                              .2500
       88,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3158099                              .2500
      145,800.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3158330                              .2500
       45,427.64                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3158364                              .2500
      141,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3158463                              .2500
      581,486.63                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3158472                              .2500
      299,422.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3159018                              .2500
       87,300.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3159549                              .2500
       28,000.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200
1



      3159553                              .2500
      109,800.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3159555                              .2500
       84,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3159556                              .2500
       73,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3159559                              .2500
      104,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3159560                              .2500
      270,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3159563                              .2500
       27,950.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3159564                              .2500
      341,500.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3159567                              .2500
      152,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3159568                              .2500
      104,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3159569                              .2500
      124,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3159570                              .2500
       75,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3159571                              .2500
       72,250.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3159572                              .2500
       77,600.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3159573                              .2500
      248,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3159673                              .2500
       66,150.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3160449                              .2500
      109,185.49                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3160895                              .2500
       50,400.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3160900                              .2500
      150,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3162590                              .2500
       96,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3162599                              .2500
       78,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3162606                              .2500
      104,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3162607                              .2500
      100,800.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3162610                              .2500
      100,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3162611                              .2500
       78,300.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3162619                              .2500
       30,950.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3162620                              .2500
       60,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3162621                              .2500
      110,700.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3162746                              .2500
       70,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3162749                              .2500
       37,800.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3166669                              .2500
      225,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3166671                              .2500
      228,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3166678                              .2500
      232,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3166683                              .2500
       36,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3166692                              .2500
      150,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3167796                              .2500
      114,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3168054                              .2500
       60,300.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3168079                              .2500
      121,531.83                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3168252                              .2500
       74,300.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3169903                              .2500
      132,200.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3169905                              .2500
      146,250.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      3169909                              .2500
      251,750.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3169910                              .2500
      106,200.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3169911                              .2500
      106,200.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3169912                              .2500
      106,200.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3169913                              .2500
      106,200.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3169916                              .2500
      159,300.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3170038                              .2500
       96,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3170040                              .2500
      125,700.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3171351                              .2500
      168,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3171471                              .2500
      262,550.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3172619                              .2500
      328,315.84                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3172620                              .2500
      104,500.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3172622                              .2500
      233,750.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3172634                              .2500
      144,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3172637                              .2500
      180,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3172641                              .2500
      105,050.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3172642                              .2500
       51,750.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3172674                              .2500
      148,500.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3172818                              .2500
      135,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3173873                              .2500
       59,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3175428                              .2500
       74,200.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3175432                              .2500
      160,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3175434                              .2500
       35,700.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3175436                              .2500
       50,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3176315                              .2500
       74,952.18                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3176318                              .2500
      117,084.32                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3176322                              .2500
      449,234.61                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3176323                              .2500
      207,867.36                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3176324                              .2500
       87,908.39                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3176325                              .2500
      171,826.09                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3176326                              .2500
       42,325.12                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3176328                              .2500
      167,917.36                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3176334                              .2500
       64,890.97                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3176339                              .2500
       55,966.94                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3176342                              .2500
      319,806.15                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3176344                              .2500
       97,450.76                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3176345                              .2500
       41,976.44                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3176346                              .2500
      134,218.63                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3176347                              .2500
       71,119.09                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3176349                              .2500
       91,450.02                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3176355                              .2500
      191,153.42                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3176360                              .2500
       99,940.96                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3176365                              .2500
       57,481.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3176367                              .2500
       63,962.21                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3176369                              .2500
      193,764.12                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3176928                              .2500
      106,720.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3178914                              .2500
      300,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3178916                              .2500
       47,700.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200
1



      3178918                              .2500
       73,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3178921                              .2500
       65,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3178926                              .2500
       78,200.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3178927                              .2500
      114,750.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3178928                              .2500
       63,200.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3178933                              .2500
       97,200.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3178944                              .2500
      295,950.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3178945                              .2500
       52,200.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3178946                              .2500
      300,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3178952                              .2500
       83,600.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3178953                              .2500
      305,300.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3182003                              .2500
       98,500.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3182007                              .2500
      106,400.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3182014                              .2500
       92,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3182020                              .2500
      142,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3182029                              .2500
       42,400.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200
1



      3182040                              .2500
       76,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3182043                              .2500
      256,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3182045                              .2500
      117,400.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3184947                              .2500
      255,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3184960                              .2500
      136,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3184961                              .2500
      485,950.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3184963                              .2500
      118,700.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3184964                              .2500
       73,400.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3185079                              .2500
      135,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3187726                              .2500
      121,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3187730                              .2500
      140,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3190519                              .2500
       87,750.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3190525                              .2500
      102,350.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3191954                              .2500
       85,500.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

  TOTAL NUMBER OF LOANS:     1540
  TOTAL BALANCE........:        218,881,933.69


1

  RUN ON     : 02/23/00            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 12.52.24            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 2000-QS2     FIXED SUMMARY REPORT      CUTOFF : 02/01/00
  POOL       : 0004425
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        8.8466            7.2500     10.3000
  RFC NET RATE                          8.5961            7.0000     10.0500
  NET MTG RATE(INVSTR RATE)             8.5190            6.9700      9.9700
  POST STRIP RATE                       7.7411            6.9700      7.7500
  SUB SERV FEE                           .2505             .2500       .6250
  MSTR SERV FEE                          .0771             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .7778             .0000      2.2200







  TOTAL NUMBER OF LOANS:  1540
  TOTAL BALANCE........:     218,881,933.69


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   Exhibit TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

Loan Number     Current Balance Net Mortgage Rate  Discount Fraction  PO Balance
3068411 "$61,935.98 "   0.0697  0.100645161     "$6,233.56 "
3128765 "$420,992.50 "  0.07345 0.052258065     "$22,000.25 "
3158463 "$581,486.63 "  0.0747  0.036129032     "$21,008.55 "
2788378 "$78,355.53 "   0.0747  0.036129032     "$2,830.91 "
1964786 "$175,750.75 "  0.0747  0.036129032     "$6,349.70 "
3126280 "$391,662.80 "  0.0747  0.036129032     "$14,150.40 "
3126285 "$268,445.96 "  0.0747  0.036129032     "$9,698.69 "
3126368 "$398,859.74 "  0.0747  0.036129032     "$14,410.42 "
1963804 "$108,323.49 "  0.0747  0.036129032     "$3,913.62 "
3144187 "$85,849.40 "   0.0747  0.036129032     "$3,101.66 "
3135234 "$717,947.54 "  0.0747  0.036129032     "$25,938.75 "
3144181 "$203,119.33 "  0.0747  0.036129032     "$7,338.50 "
1964778 "$67,903.89 "   0.0748  0.03483871      "$2,365.68 "
1880058 "$59,503.33 "   0.07595 0.02    "$1,190.07 "
2796369 "$227,539.71 "  0.07595 0.02    "$4,550.79 "
1865391 "$58,848.59 "   0.07595 0.02    "$1,176.97 "
1957216 "$228,592.57 "  0.07595 0.02    "$4,571.85 "
1967656 "$219,848.60 "  0.07595 0.02    "$4,396.97 "
1967180 "$147,795.63 "  0.07595 0.02    "$2,955.91 "
1964830 "$70,302.78 "   0.07595 0.02    "$1,406.06 "
1962577 "$148,247.90 "  0.07595 0.02    "$2,964.96 "
1958207 "$212,206.56 "  0.07595 0.02    "$4,244.13 "
3078127 "$164,772.14 "  0.07595 0.02    "$3,295.44 "
1960778 "$267,629.91 "  0.07595 0.02    "$5,352.60 "
1961880 "$90,000.00 "   0.07595 0.02    "$1,800.00 "
1963177 "$211,207.94 "  0.07595 0.02    "$4,224.16 "
1966847 "$454,686.87 "  0.07595 0.02    "$9,093.74 "
3105492 "$249,827.95 "  0.07595 0.02    "$4,996.56 "
3106101 "$108,187.01 "  0.07595 0.02    "$2,163.74 "
3106107 "$123,415.00 "  0.07595 0.02    "$2,468.30 "
3112723 "$227,526.17 "  0.07595 0.02    "$4,550.52 "
3113045 "$112,022.86 "  0.07595 0.02    "$2,240.46 "
3132439 "$359,752.25 "  0.07595 0.02    "$7,195.05 "
3128771 "$711,016.78 "  0.07595 0.02    "$14,220.34 "
3127078 "$95,933.93 "   0.07595 0.02    "$1,918.68 "
3125286 "$179,352.00 "  0.07595 0.02    "$3,587.04 "
1964829 "$38,287.24 "   0.0771  0.00516129      $197.61
1964782 "$83,087.75 "   0.0771  0.00516129      $428.84
1963833 "$371,050.86 "  0.0772  0.003870968     "$1,436.33 "
3146839 "$107,873.46 "  0.0772  0.003870968     $417.57
1936001 "$180,185.27 "  0.0772  0.003870968     $697.49
3144218 "$89,939.61 "   0.0772  0.003870968     $348.15
3144178 "$204,470.29 "  0.0772  0.003870968     $791.50
1960244 "$495,667.20 "  0.0772  0.003870968     "$1,918.71 "
3135189 "$151,695.48 "  0.0772  0.003870968     $587.21
3135173 "$236,641.11 "  0.0772  0.003870968     $916.03
1967738 "$339,771.87 "  0.0772  0.003870968     "$1,315.25 "
1962583 "$34,976.51 "   0.0772  0.003870968     $135.39
3125422 "$215,709.15 "  0.0772  0.003870968     $835.00
1967724 "$99,865.35 "   0.0772  0.003870968     $386.58
1967184 "$107,055.66 "  0.0772  0.003870968     $414.41
1963906 "$107,031.70 "  0.0772  0.003870968     $414.32
3115805 "$52,464.77 "   0.0772  0.003870968     $203.09
2921098 "$219,750.26 "  0.0772  0.003870968     $850.65
1967332 "$144,902.71 "  0.0772  0.003870968     $560.91
3099666 "$261,424.47 "  0.0772  0.003870968     "$1,011.97 "
3125364 "$113,147.44 "  0.0772  0.003870968     $437.99
1965167 "$70,400.00 "   0.0772  0.003870968     $272.52
3125321 "$124,831.68 "  0.0772  0.003870968     $483.22
1967200 "$277,813.46 "  0.0772  0.003870968     "$1,075.41 "
3130453 "$120,000.00 "  0.0772  0.003870968     $464.52
61      "$12,536,893.32 "               1.99814796%     "$250,505.68 "

                                  Exhibit THREE

                          INFORMATION TO BE INCLUDED IN

                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

     (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

     (iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

     (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

     (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

     (ix) the number, aggregate principal balance and book value of any REO Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class IO Certificates;

     (xiii) the Notional Amount with respect to each class of Interest Only Certificates;

(xiv)   the occurrence of the Credit Support Depletion Date;

     (xv) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvi)   the related Senior Percentage for such Distribution Date;

(xvii)  the aggregate amount of Realized Losses for such Distribution Date;

     (xviii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

(xix) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xx) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xxi) if any of the Class M Certificates are held by a Depository, a legend substantially in the form of Exhibit H-3 to the Standard Terms, referencing such Certificates.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                                  Exhibit FOUR


===============================================================================


                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1999

                        Residential Accredit Loans, Inc.

                 Mortgage Asset-Backed Pass-Through Certificates

===============================================================================


                                TABLE OF CONTENTS

                                                                                                                 PAGE

ARTICLE I             DEFINITIONS................................................................................2

         Section 1.01.Definitions................................................................................2

         Section 1.02.Use of Words and Phrases..................................................................30

ARTICLE II            CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES...........................31

         Section 2.01.Conveyance of Mortgage Loans..............................................................31

         Section 2.02.Acceptance by Trustee.....................................................................37

         Section 2.03.Representations, Warranties and Covenants of the Master

                         Servicer and the Company...............................................................38

         Section 2.04.   Representations and Warranties of Sellers..............................................40

ARTICLE III           ADMINISTRATION AND SERVICING OF MORTGAGE LOANS............................................43

         Section 3.01.   Master Servicer to Act as Servicer.....................................................43

         Section 3.02.   Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of
                         Subservicers' and Sellers' Obligations.................................................44

         Section 3.03.   Successor Subservicers.................................................................45

         Section 3.04.   Liability of the Master Servicer.......................................................46

         Section 3.05.   No Contractual Relationship Between Subservicer and Trustee or Certificateholders......46

         Section 3.06.   Assumption or Termination of Subservicing Agreements by Trustee........................46

         Section 3.07.   Collection of Certain Mortgage Loan Payments;  Deposits to Custodial Account...........47

         Section 3.08.   Subservicing Accounts; Servicing Accounts..............................................49

         Section 3.09.   Access to Certain Documentation and  Information Regarding the Mortgage Loans..........50

         Section 3.10.   Permitted Withdrawals from the Custodial Account.......................................51

         Section 3.11.   Maintenance of the Primary Insurance  Policies; Collections Thereunder.................52

         Section 3.12.   Maintenance of Fire Insurance and  Omissions and Fidelity Coverage.....................53

         Section 3.13.   Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements;
                         Certain Assignments....................................................................55

         Section 3.14.   Realization Upon Defaulted Mortgage Loans..............................................57

         Section 3.15.   Trustee to Cooperate; Release of Mortgage Files........................................60

         Section 3.16.   Servicing and Other Compensation; Compensating Interest................................61

         Section 3.17.   Reports to the Trustee and the Company.................................................62

         Section 3.18.   Annual Statement as to Compliance......................................................63

         Section 3.19.   Annual Independent Public Accountants' Servicing Report................................63

         Section 3.20.   Rights of the Company in Respect of the Master Servicer................................64

         Section 3.21.   Administration of Buydown Funds........................................................64

ARTICLE IV            PAYMENTS TO CERTIFICATEHOLDERS............................................................66

         Section 4.01.   Certificate Account....................................................................66

         Section 4.02.   Distributions..........................................................................66

         Section 4.03.   Statements to Certificateholders.......................................................66

         Section 4.04.   Distribution of Reports to the Trustee and  the Company; Advances by the Master
                         Servicer...............................................................................67

         Section 4.05.   Allocation of Realized Losses..........................................................69

         Section 4.06.   Reports of Foreclosures and Abandonment of Mortgaged Property..........................69

         Section 4.07.   Optional Purchase of Defaulted Mortgage Loans..........................................69

         Section 4.08.   Surety Bond............................................................................69

ARTICLE V             THE CERTIFICATES..........................................................................71

         Section 5.01.   The Certificates.......................................................................71

         Section 5.02.   Registration of Transfer and Exchange of Certificates..................................73

         Section 5.03.   Mutilated, Destroyed, Lost or Stolen Certificates......................................78

         Section 5.04.   Persons Deemed Owners..................................................................79

         Section 5.05.   Appointment of Paying Agent............................................................79

         Section 5.06.   Optional Purchase of Certificates......................................................79

ARTICLE VI            THE COMPANY AND THE MASTER SERVICER.......................................................82

         Section 6.01.   Respective Liabilities of the Company and the Master Servicer..........................82

         Section 6.02.   Merger or Consolidation of the Company or the Master Servicer; Assignment of
                         Rights and Delegation of Duties by Master Servicer.....................................82

         Section 6.03.   Limitation on Liability of the Company,  the Master Servicer and Others................83

         Section 6.04.   Company and Master Servicer Not to Resign..............................................84

ARTICLE VII           DEFAULT...................................................................................85

         Section 7.01.   Events of Default......................................................................85

         Section 7.02.   Trustee or Company to Act; Appointment of Successor....................................87

         Section 7.03.   Notification to Certificateholders.....................................................88

         Section 7.04.   Waiver of Events of Default............................................................88

ARTICLE VIII          CONCERNING THE TRUSTEE....................................................................89

         Section 8.01.   Duties of Trustee......................................................................89

         Section 8.02.   Certain Matters Affecting the Trustee..................................................90

         Section 8.03.   Trustee Not Liable for Certificates or Mortgage Loans..................................92

         Section 8.04.   Trustee May Own Certificates...........................................................92

         Section 8.05.   Master Servicer to Pay Trustee's Fees  and Expenses; Indemnification...................92

         Section 8.06.   Eligibility Requirements for Trustee...................................................93

         Section 8.07.   Resignation and Removal of the Trustee.................................................93

         Section 8.08.   Successor Trustee......................................................................94

         Section 8.09.   Merger or Consolidation of Trustee.....................................................95

         Section 8.10.   Appointment of Co-Trustee or Separate Trustee..........................................95

         Section 8.11.   Appointment of Custodians..............................................................96

         Section 8.12.   Appointment of Office or Agency........................................................96

ARTICLE IX            TERMINATION...............................................................................98

         Section 9.01.   Termination Upon Purchase by the Master Servicer  or the Company or Liquidation
                         of All Mortgage Loans..................................................................98

         Section 9.02.   Additional Termination Requirements...................................................100

         Section 9.03.   Termination of Multiple REMICs........................................................101

ARTICLE X             REMIC PROVISIONS.........................................................................102

         Section 10.01.REMIC Administration....................................................................102

         Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification........................105

         Section 10.03.Designation of REMIC(s).................................................................106

ARTICLE XI            MISCELLANEOUS PROVISIONS.................................................................107

         Section 11.01.Amendment...............................................................................107

         Section 11.02.Recordation of Agreement; Counterparts..................................................109

         Section 11.03.Limitation on Rights of Certificateholders..............................................110

         Section 11.04.Governing Law...........................................................................110

         Section 11.05.Notices.................................................................................111

         Section 11.06.Required Notices to Rating Agency and Subservicer.......................................111

         Section 11.07.Severability of Provisions..............................................................111

         Section 11.08.Supplemental Provisions for Resecuritization............................................112


                                    EXHIBITS

Exhibit A:                 Form of Class A Certificate
Exhibit B:                 Form of Class M Certificate
Exhibit C:                 Form of Class B Certificate
Exhibit D:                 Form of Class R Certificate
Exhibit E:                 Form of Seller/Servicer Contract
Exhibit F:                 Forms of Request for Release
Exhibit G-1:               Form of Transfer Affidavit and Agreement
Exhibit G-2:               Form of Transferor Certificate
Exhibit H-1:               Form of Investor Representation Letter
Exhibit H-2:               Form of ERISA Representation Letter
Exhibit H-3:               Form of ERISA Legend
Exhibit I:                 Form of Transferor Representation Letter
Exhibit J:                 Form of Rule 144A Investment Representation Letter
Exhibit K:                 Text of Amendment to Pooling and Servicing Agreemen
                           Pursuant to Section 11.01(e) for a Limited Guaranty
Exhibit L:                 Form of Limited Guaranty
Exhibit M:                 Form of Lender Certification for Assignment of
                           Mortgage Loan
Exhibit N:                 Request for Exchange Form

         This is the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 1999 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

         The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

         In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

SECTION 1.01......DEFINITIONS.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         ACCRETION TERMINATION DATE:  As defined in the Series Supplement.

         ACCRUAL CERTIFICATES:  As defined in the Series Supplement.

         ACCRUED CERTIFICATE INTEREST: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

         (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

          (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

          (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

         (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     ADDENDUM AND ASSIGNMENT AGREEMENT: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

         ADDITIONAL COLLATERAL: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     ADDITIONAL COLLATERAL LOAN: Each Mortgage Loan that is supported by Additional Collateral.

         ADJUSTED MORTGAGE RATE: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     ADVANCE: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     AMBAC: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

         AMOUNT HELD FOR FUTURE DISTRIBUTION: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

         APPRAISED VALUE: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

         ASSIGNED CONTRACTS: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

         ASSIGNMENT: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

         ASSIGNMENT AGREEMENT: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

         ASSIGNMENT OF PROPRIETARY LEASE: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

         AVAILABLE DISTRIBUTION AMOUNT: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment
Interest Shortfalls incurred on the Mortgage Loans in the related Prepayment Period, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

         BANKRUPTCY CODE:  The Bankruptcy Code of 1978, as amended.

         BANKRUPTCY LOSS: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; PROVIDED, HOWEVER, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     BOOK-ENTRY CERTIFICATE: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

         BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

         BUYDOWN FUNDS: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

         BUYDOWN MORTGAGE LOAN: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

         CASH LIQUIDATION: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     CERTIFICATE ACCOUNT DEPOSIT DATE: As to any Distribution Date, the Business Day prior thereto.

         CERTIFICATEHOLDER OR HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members THEREOF, EXCEPT AS OTHERWISE SPECIFIED HEREIN; PROVIDED, HOWEVER, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     CERTIFICATE PRINCIPAL BALANCE: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

          (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

          (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed pursuant to Section 5.02.

         CLASS: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     CLASS A-P CERTIFICATE: Any one of the Certificates designated as a Class A-P Certificate.

         CLASS A-P COLLECTION SHORTFALL: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

         CLASS A-P PRINCIPAL DISTRIBUTION AMOUNT:  As defined in Section 4.02.

     CLASSA-V CERTIFICATE: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

         CLASS B CERTIFICATE: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

         CLASS M CERTIFICATE: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

         CLOSING DATE:  As defined in the Series Supplement.

         CODE:  The Internal Revenue Code of 1986.

     COMBINED COLLATERAL LLC: Combined Collateral LLC, a Delaware limited liability company.

         COMPENSATING INTEREST: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

         COOPERATIVE: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

         COOPERATIVE APARTMENT: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

         COOPERATIVE LEASE: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         COOPERATIVE LOANS: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     COOPERATIVE   STOCK:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     COOPERATIVE STOCK CERTIFICATE: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

         CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

     CREDIT SUPPORT PLEDGE AGREEMENT: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of

Chicago (now known as Bank One, National Association), as custodian.

     CURTAILMENT: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         CUSTODIAL ACCOUNT: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

         CUSTODIAL AGREEMENT: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

         CUSTODIAN:  A custodian appointed pursuant to a Custodial Agreement.

         CUT-OFF DATE PRINCIPAL BALANCE: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

     DCR: Duff & Phelps Credit Rating Company, or its successor in interest.

         DEBT SERVICE REDUCTION: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     DEFINITIVE   CERTIFICATE:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     DELETED MORTGAGE LOAN: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         DELINQUENT: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         DEPOSITORY: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     DESTROYED MORTGAGE NOTE: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         DETERMINATION DATE: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

         DISCOUNT FRACTION: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

         DISCOUNT MORTGAGE LOAN: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

         DISCOUNT NET MORTGAGE RATE:  As defined in the Series Supplement.

         DISQUALIFIED ORGANIZATION: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         DISTRIBUTION DATE: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     DUE DATE: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     DUE PERIOD: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

         ELIGIBLE ACCOUNT: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

         EVENT OF DEFAULT:  As defined in Section 7.01.

     EXCESS BANKRUPTCY LOSS: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     EXCESS FRAUD LOSS: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     EXCESS SPECIAL HAZARD LOSS: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

         EXCESS SUBORDINATE PRINCIPAL AMOUNT: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

         EXTRAORDINARY EVENTS: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.       by military, naval or air forces; or

3.       by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     EXTRAORDINARY LOSSES: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC:   Federal   Home  Loan   Mortgage   Corporation,   a   corporate
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         FINAL DISTRIBUTION DATE: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         FITCH IBCA:  Fitch IBCA, Inc. or its successor in interest.

         FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FORECLOSURE PROFITS: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     FRAUD LOSSES: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

     HIGHEST PRIORITY: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

         INDEPENDENT: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         INITIAL CERTIFICATE PRINCIPAL BALANCE: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

         INITIAL MONTHLY PAYMENT FUND: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

         INITIAL NOTIONAL AMOUNT: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     INITIAL SUBORDINATE CLASS PERCENTAGE: As defined in the Series Supplement.

         INSURANCE PROCEEDS: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     INSURER: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

         INTEREST ACCRUAL PERIOD: As defined in the Series Supplement.

     INTEREST ONLY CERTIFICATES: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

         INTERNATIONAL BORROWER: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

     JUNIOR CERTIFICATEHOLDER: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

         JUNIOR CLASS OF CERTIFICATES: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

         LATE COLLECTIONS: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         LIQUIDATION PROCEEDS: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

         LOAN GROUP: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

         LOAN-TO-VALUE RATIO: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         LOWER PRIORITY: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

         LOWEST PRIORITY: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

         MATURITY DATE: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R)  SYSTEM:  The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

         MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     MODIFIED MORTGAGE LOAN: Any Mortgage Loan that has been the subject of a Servicing Modification.

         MODIFIED NET MORTGAGE RATE: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM LOAN: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         MONTHLY PAYMENT: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

       MOODY'S:  Moody's Investors Service, Inc., or its successor in interest.

         MORTGAGE: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         MORTGAGE FILE: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         MORTGAGE LOANS: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

         MORTGAGE LOAN SCHEDULE:  As defined in the Series Supplement.

         MORTGAGE NOTE: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     MORTGAGE POOL: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     MORTGAGE RATE: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

         MORTGAGED PROPERTY: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

         MORTGAGOR:  The obligor on a Mortgage Note.

         NET MORTGAGE RATE: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     NON-DISCOUNT MORTGAGE LOAN: A Mortgage Loan that is not a Discount Mortgage Loan.

     NON-PRIMARY RESIDENCE LOANS: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

     NON-UNITED STATES PERSON:  Any Person other than a United States Person.

         NONRECOVERABLE ADVANCE: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee.

     NONSUBSERVICED MORTGAGE LOAN: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

         NOTIONAL AMOUNT: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

         OFFICERS' CERTIFICATE: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

         OPINION OF COUNSEL: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

         OUTSTANDING MORTGAGE LOAN: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

         OWNERSHIP INTEREST: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         PASS-THROUGH RATE:  As defined in the Series Supplement.

     PAYING AGENT: The Trustee or any successor Paying Agent appointed by the Trustee.

         PERCENTAGE INTEREST: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         PERMITTED INVESTMENTS:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi)     other  obligations  or  securities  that are  acceptable to each Rating
         Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

PROVIDED, HOWEVER, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's, Fitch IBCA and DCR and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's, D-1 in the case of DCR and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch IBCA in the case of Fitch IBCA.

     PERMITTED TRANSFEREE: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

         PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     PLEDGED AMOUNT: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

         PLEDGED ASSET LOAN: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

         PLEDGED ASSETS: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

         PLEDGED ASSET MORTGAGE SERVICING AGREEMENT: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

         POOLING AND SERVICING AGREEMENT OR AGREEMENT: With respect to any Series, this Standard Terms together with the related Series Supplement.

     POOL STATED PRINCIPAL BALANCE: As to any Distribution Date, the aggregate of the Stated Principal
Balances of each Mortgage Loan.

         POOL STRIP RATE: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

         PREPAYMENT DISTRIBUTION TRIGGER: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

         PREPAYMENT INTEREST SHORTFALL: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     PREPAYMENT PERIOD: As to any Distribution Date, the calendar month preceding the month of distribution.

     PRIMARY  INSURANCE  POLICY:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     PRINCIPAL ONLY CERTIFICATES: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

         PRINCIPAL PREPAYMENT: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     PRINCIPAL PREPAYMENT IN FULL: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

     PROGRAM GUIDE: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

         PURCHASE PRICE: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         QUALIFIED SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

         (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

         (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

         (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution;

         (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

          (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

          (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

         (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

         (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

         RATING AGENCY: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

         REALIZED LOSS:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

         (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and
                  (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

         (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

         (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

         RECORD DATE: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     REGULAR CERTIFICATE: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

         REMIC ADMINISTRATOR: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO ACQUISITION: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

         REO DISPOSITION: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO IMPUTED INTEREST: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO PROCEEDS: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

         REO PROPERTY: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         REQUEST FOR RELEASE: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

         REQUIRED INSURANCE POLICY: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

         REQUIRED SURETY PAYMENT: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     RESIDENTIAL   FUNDING:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

         RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

         RETAIL CERTIFICATES: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

         SCHEDULE OF DISCOUNT FRACTIONS: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     SECURITY AGREEMENT: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     SELLER: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

         SELLER'S AGREEMENT: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

         SENIOR ACCELERATED DISTRIBUTION PERCENTAGE: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

PROVIDED, HOWEVER,

         (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

                  (a)(1)(X) the  outstanding  principal  balance of the Mortgage
         Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                   (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

         (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

         SENIOR CERTIFICATE:  AS DEFINED IN THE Series Supplement.

         SENIOR PERCENTAGE: As defined in the Series Supplement.

         SENIOR  SUPPORT   CERTIFICATE:   A  Senior  Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     SERIES: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

         SERIES SUPPLEMENT: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     SERVICING ACCOUNTS: The account or accounts created and maintained pursuant to Section 3.08.

         SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         SERVICING FEE: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

         SERVICING MODIFICATION: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

         SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         SPECIAL HAZARD LOSS: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

         STANDARD & POOR'S: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

         STATED PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

         SUBCLASS: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

         SUBORDINATE CERTIFICATE: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

         SUBORDINATE CLASS PERCENTAGE: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         SUBORDINATE PERCENTAGE: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     SUBSERVICED MORTGAGE LOAN: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

         SUBSERVICER: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         SUBSERVICER ADVANCE: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     SUBSERVICING ACCOUNT: An account established by a Subservicer in accordance with Section 3.08.

         SUBSERVICING AGREEMENT: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

         SUBSERVICING FEE: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     SURETY: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

         SURETY BOND: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

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

         TAX RETURNS: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     TRANSFER: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     TRANSFEREE: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     TRANSFEROR: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         TRUST FUND: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
         Section 2.01, and

(v) all proceeds of clauses (i) through (iv) above.

         UNIFORM SINGLE ATTESTATION PROGRAM FOR MORTGAGE BANKERS: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

         UNINSURED CAUSE: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         UNITED STATES PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in
Section 7701(a)(30)(E) of the Code.

     VOTING RIGHTS: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

SECTION 1.02.     USE OF WORDS AND PHRASES.

         "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II
                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.     CONVEYANCE OF MORTGAGE LOANS.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

         and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)     A  counterpart  of  the   Cooperative   Lease  and  the  Assignment  of
         Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)      The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within thirty Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) (or copies  thereof as permitted by such  Section) for any Mortgage Loan and
(ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) In connection with any Mortgage Loan, if the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

         The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

         If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

         Any of the  items  set  forth in  Sections  2.01(b)(I)(iv)  and (v) and
(II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

         In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, on or prior to the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the
Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage LOANS WHICH ARE REPURCHASED IN ACCORDANCE WITH THIS AGREEMENT) IN SUCH COMPUTER FILES
(A) THE CODE "[IDENTIFY TRUSTEE SPECIFIC CODE]" IN THE FIELD "[IDENTIFY THE FIELD NAME FOR TRUSTEE]" which identifies the Trustee and (b) THE CODE "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, goods, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

SECTION 2.02.     ACCEPTANCE BY TRUSTEE.

         The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial
Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

         If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage

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

Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, it is understood and agreed that the Master Servicer shall use its best efforts to substitute, within 60 days of the Closing Date, Qualified Substitute Mortgage Loans to replace any of the Mortgage Loans identified on Schedule I hereto with respect to which any document or documents constituting a part of the Mortgage File are missing or defective in any material respect if the Master Servicer cannot cure such omission or defect within such 60 day period.

SECTION 2.03.     REPRESENTATIONS, WARRANTIES AND COVENANTS
                           OF THE MASTER SERVICER AND THE COMPANY.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

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

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)     The  Master  Servicer  will  comply  in all  material  respects  in the
         performance  of  this   Agreement   with  all   reasonable   rules  and
         requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the

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


Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

SECTION 2.04.     REPRESENTATIONS AND WARRANTIES OF SELLERS.

         The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the

Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this
Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

         It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

                                   ARTICLE III



                          ADMINISTRATION AND SERVICING


                                OF MORTGAGE LOANS

SECTION 3.01.     MASTER SERVICER TO ACT AS SERVICER.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

SECTION 3.02. SUBSERVICING AGREEMENTS BETWEEN MASTER SERVICER AND SUBSERVICERS; ENFORCEMENT OF SUBSERVICERS' AND SELLERS' OBLIGATIONS.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different SUBSERVICING AGREEMENTS; PROVIDED, HOWEVER, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

SECTION 3.03.     SUCCESSOR SUBSERVICERS.

         The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of THIS AGREEMENT; PROVIDED, HOWEVER, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

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SECTION 3.04.     LIABILITY OF THE MASTER SERVICER.

         Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

SECTION 3.05.     NO CONTRACTUAL RELATIONSHIP BETWEEN SUBSERVICER AND
                           TRUSTEE OR CERTIFICATEHOLDERS.

         Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

SECTION 3.06.   ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY TRUSTEE.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

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

SECTION 3.07.     COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS;
                           DEPOSITS TO CUSTODIAL ACCOUNT.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; PROVIDED, HOWEVER, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the CLASSES OF CERTIFICATES AFFECTED THEREBY; PROVIDED, HOWEVER, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); PROVIDED, HOWEVER, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in DEFAULT OR, IN THE JUDGMENT OF THE MASTER SERVICER, SUCH DEFAULT IS REASONABLY FORESEEABLE; AND PROVIDED, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):


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(i)      All payments on account of principal,  including Principal  Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)    Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received

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(and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

SECTION 3.08.     SUBSERVICING ACCOUNTS; SERVICING ACCOUNTS.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.


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


(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

SECTION 3.09.     ACCESS TO CERTAIN DOCUMENTATION AND
                           INFORMATION REGARDING THE MORTGAGE LOANS.

         If  compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any

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

such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

SECTION 3.10.     PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

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


(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to
         Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

SECTION 3.11.     MAINTENANCE OF THE PRIMARY INSURANCE
                           POLICIES; COLLECTIONS THEREUNDER.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or


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Subservicer,  would have been  covered  thereunder.  To the extent  coverage  is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

SECTION 3.12.     MAINTENANCE OF FIRE INSURANCE AND

                           OMISSIONS AND FIDELITY COVERAGE.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on SUCH MORTGAGE LOAN OR 100 PERCENT OF THE INSURABLE VALUE OF THE IMPROVEMENTS; PROVIDED, HOWEVER, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than

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amounts to be  applied to the  restoration  or repair of the  related  Mortgaged
Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer,

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as the case may be, meeting the  requirements,  if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

SECTION 3.13.     ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AND

                           MODIFICATION AGREEMENTS; CERTAIN ASSIGNMENTS.

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.

Notwithstanding the foregoing:

(i)      the Master  Servicer  shall not be deemed to be in  default  under this
         Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or THE TRANSFER OF THE MORTGAGED PROPERTY TO SUCH PERSON; PROVIDED, HOWEVER, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged

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

Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

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SECTION 3.14.     REALIZATION UPON DEFAULTED MORTGAGE LOANS.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

                  In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

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                  For so long as the  Master  Servicer  is the  Master  Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such
Agreement   and  in  a   manner   that  is  in  the   best   interests   of  the
Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

                  Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any

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other  unscheduled  collections  or the amount of any Realized  Loss, the Master
Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

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(d) The  proceeds  of any Cash  Liquidation,  REO  Disposition  or  purchase  or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

SECTION 3.15.     TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

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(b) From time to time as is appropriate  for the servicing or foreclosure of any
Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

SECTION 3.16.     SERVICING AND OTHER COMPENSATION; COMPENSATING INTEREST.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts

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reimbursable  therefrom  pursuant to Section  3.10(a)(ii))  in respect of a Cash
Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the
related   Subservicer,   any  Foreclosure  Profits  and  any  Servicing  Fee  or
Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

SECTION 3.17.     REPORTS TO THE TRUSTEE AND THE COMPANY.

         Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

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SECTION 3.18.     ANNUAL STATEMENT AS TO COMPLIANCE.

         The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

SECTION 3.19.     ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.

         On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

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SECTION 3.20.     RIGHTS OF THE COMPANY IN RESPECT OF THE MASTER SERVICER.

         The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

SECTION 3.21.     ADMINISTRATION OF BUYDOWN FUNDS

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.


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                                   ARTICLE IV


                         PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.     CERTIFICATE ACCOUNT.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

SECTION 4.02.     DISTRIBUTIONS.

                           As provided in Section 4.02 of the Series Supplement.

SECTION 4.03.     STATEMENTS TO CERTIFICATEHOLDERS.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

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     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable REPORTING REQUIREMENTS UNDER RULE 144A.

SECTION 4.04.     DISTRIBUTION OF REPORTS TO THE TRUSTEE AND
                           THE COMPANY; ADVANCES BY THE MASTER SERVICER.

(a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The

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Master  Servicer  shall be entitled to use any Advance made by a Subservicer  as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

         The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

         If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

         The  Trustee  shall  deposit  all funds it  receives  pursuant  to this
Section 4.04 into the Certificate Account.


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SECTION 4.05.     ALLOCATION OF REALIZED LOSSES.

                                    As  provided  in Section  4.05 of the Series
Supplement.

SECTION 4.06.     REPORTS OF FORECLOSURES AND ABANDONMENT OF MORTGAGED PROPERTY.

         The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

SECTION 4.07.     OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.

         As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

SECTION 4.08.     SURETY BOND.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.


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(c) The  Trustee  shall (i)  receive  as  attorney-in-fact  of each  Holder of a
Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.


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                                   ARTICLE V

                                THE CERTIFICATES

SECTION 5.01.     THE CERTIFICATES.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

         The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of

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Book-Entry  Certificates  with  respect to any  particular  matter  shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If  (i)(A)  the  Company  advises  the  Trustee  in  writing  that  the
Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.


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SECTION 5.02.     REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of
Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the COMPANY OR THE MASTER SERVICER; PROVIDED, HOWEVER, that such representation letters will not be required in connection with any transfer of

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

any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e) (i) In the case of any Senior Support, Class M, Class B or Class R Certificate presented for registration in the name of any Person, either
     (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Senior Support, Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H-1 (with respect to any Class B Certificate), Exhibit H-2 (with respect to any Senior Support Certificate or Class M Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Senior

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


     Support, Class M or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

                  (ii) Notwithstanding the foregoing, an Opinion of Counsel or certification will not be REQUIRED WITH RESPECT TO THE TRANSFER OF ANY SENIOR SUPPORT CERTIFICATE OR Class M Certificate TO A DEPOSITORY, OR FOR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN a Senior Support Certificate or Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such Senior Support Certificate or Class M Certificate, a "Book-Entry Mezzanine Certificate"). Any Transferee of a Book-Entry Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either
                  (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company.

                  (iii) (A) If any Senior Support Certificate or Class M Certificate (or any interest therein) is acquired or held in violation of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Senior Support Certificate or Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                           (B) Any purported Certificate Owner whose acquisition
                  or  holding  of  any  Book-Entry  Mezzanine   Certificate  (or
                  interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.


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


(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

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


(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

     (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

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(v)      The  provisions of this Section  5.02(f) set forth prior to this clause
         (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

SECTION 5.03.     MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum

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sufficient to cover any tax or other governmental  charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 5.04.     PERSONS DEEMED OWNERS.

         Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

SECTION 5.05.     APPOINTMENT OF PAYING AGENT.

         The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

         The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

SECTION 5.06.     OPTIONAL PURCHASE OF CERTIFICATES.

(a) On any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by

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letter to Certificateholders  (with a copy to the Certificate Registrar and each
Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

(i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

(ii)     the purchase price therefor, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

(c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto.

(d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no

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rights with respect  thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

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                                   ARTICLE VI



                       THE COMPANY AND THE MASTER SERVICER

SECTION 6.01.     RESPECTIVE LIABILITIES OF THE COMPANY AND THE MASTER SERVICER.

         The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     SECTION 6.02. MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER SERVICER; ASSIGNMENT OF RIGHTS AND DELEGATION OF DUTIES BY MASTER SERVICER.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such

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assignment  and  delegation  will not be  qualified,  reduced or  withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

SECTION 6.03.     LIMITATION ON LIABILITY OF THE COMPANY,
                          THE MASTER SERVICER AND OTHERS.

         Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for ERRORS IN JUDGMENT; PROVIDED, HOWEVER, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

         Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

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SECTION 6.04.     COMPANY AND MASTER SERVICER NOT TO RESIGN.

         Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.


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                                  ARTICLE VII


                                     DEFAULT

SECTION 7.01.     EVENTS OF DEFAULT.

         Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

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(vi)     the Master  Servicer  shall  notify  the  Trustee  pursuant  to Section
         4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

         Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.


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SECTION 7.02.     TRUSTEE OR COMPANY TO ACT; APPOINTMENT OF SUCCESSOR.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account PURSUANT TO SECTIONS 3.07(C) AND 4.01(B) BY THE TERMS AND PROVISIONS HEREOF); PROVIDED, HOWEVER, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor SHALL AGREE; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

         (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the

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transfer of servicing to the successor  Master Servicer as necessary under MERS'
rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

SECTION 7.03.     NOTIFICATION TO CERTIFICATEHOLDERS.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

SECTION 7.04.     WAIVER OF EVENTS OF DEFAULT.

         The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default HEREUNDER MAY WAIVE SUCH DEFAULT OR EVENT OF DEFAULT; PROVIDED, HOWEVER, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.


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                                  ARTICLE VIII


                             CONCERNING THE TRUSTEE

SECTION 8.01.     DUTIES OF TRUSTEE.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

         The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own NEGLIGENT ACTION, ITS OWN NEGLIGENT FAILURE TO ACT OR ITS OWN WILLFUL MISCONDUCT; PROVIDED, HOWEVER, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;


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(ii)     The  Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
         (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

SECTION 8.02.     CERTAIN MATTERS AFFECTING THE TRUSTEE.

(a)      Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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(ii)     The Trustee may consult with  counsel and any Opinion of Counsel  shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating NOT LESS THAN 50%; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the -------- ------- costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

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(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

SECTION 8.03.     TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

         The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

SECTION 8.04.     TRUSTEE MAY OWN CERTIFICATES.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

SECTION 8.05.     MASTER SERVICER TO PAY TRUSTEE'S FEES

                           AND EXPENSES; INDEMNIFICATION.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.


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(b) The Master  Servicer  agrees to  indemnify  the Trustee for, and to hold the
Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of
defending   itself  against  any  claim  in  connection  with  the  exercise  or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

SECTION 8.06.     ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

         The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

SECTION 8.07.     RESIGNATION AND REMOVAL OF THE TRUSTEE.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no

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successor  trustee shall have been so appointed  and have  accepted  appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

SECTION 8.08.     SUCCESSOR TRUSTEE.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held

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by it hereunder  (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

SECTION 8.09.     MERGER OR CONSOLIDATION OF TRUSTEE.

         Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

SECTION 8.10.     APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

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(b) In the case of any appointment of a co-trustee or separate  trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 8.11.     APPOINTMENT OF CUSTODIANS.

         The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

SECTION 8.12.     APPOINTMENT OF OFFICE OR AGENCY.

         The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

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                                   ARTICLE IX

                                   TERMINATION

SECTION 9.01.     TERMINATION UPON PURCHASE BY THE MASTER SERVICER
                           OR THE COMPANY OR LIQUIDATION OF ALL MORTGAGE LOANS.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

         The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

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(b) The Master  Servicer or, in the case of a final  distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as
applicable,   anticipates   that  the  final   distribution   will  be  made  to
Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or
otherwise).  Notice  of  any  termination,   specifying  the  anticipated  Final
Distribution  Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii)     the amount of any such final payment, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

(c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate
Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining

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Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master
Servicer   or  the   Company,   as   applicable,   to  contact   the   remaining
Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

SECTION 9.02.     ADDITIONAL TERMINATION REQUIREMENTS.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section
9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under
         Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete

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liquidation  for each REMIC at the expense of the Trust Fund in accordance  with the terms and conditions of this Agreement.

SECTION 9.03.     TERMINATION OF MULTIPLE REMICS.

         If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.


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                                   ARTICLE X



                                REMIC PROVISIONS

SECTION 10.01.    REMIC ADMINISTRATION.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

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(e) The REMIC  Administrator  shall  provide (i) to any  Transferor of a Class R
Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action

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as to which the Master Servicer or the REMIC Administrator,  as applicable,  has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

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(k)  Solely for the  purposes  of Section  1.860G-1(a)(4)(iii)  of the  Treasury
Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated Class A-V REMIC Regular Interest, if any) and the rights to the Interest Only Certificates and Uncertificated Class A-V REMIC Regular Interest would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

SECTION 10.02. MASTER SERVICER, REMIC ADMINISTRATOR AND TRUSTEE INDEMNIFICATION.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

SECTION 10.03.    DESIGNATION OF REMIC(S).

         As provided in Section 10.03 of the Series Supplement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

SECTION 11.01.    AMENDMENT.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)      to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of

         Counsel, adversely affect in any material respect the interests of any Certificateholder or

                  (vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; PROVIDED, HOWEVER, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations
Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

SECTION 11.02.    RECORDATION OF AGREEMENT; COUNTERPARTS.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 11.03.    LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 11.04.    GOVERNING LAW.

         This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 11.05.    NOTICES.

         As provided in Section 11.05 of the Series Supplement.

SECTION 11.06.    REQUIRED NOTICES TO RATING AGENCY AND SUBSERVICER.

         The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
         3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)  a change  in the  location  of the  Custodial  Account  or the  Certificate
     Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date, and

(j)      the repurchase of or substitution for any Mortgage Loan,

PROVIDED, HOWEVER, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

SECTION 11.07.    SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 11.08.    SUPPLEMENTAL PROVISIONS FOR RESECURITIZATION.

         This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

         Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

                                    EXHIBIT A

     FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]


CERTIFICATE NO.                  [        %][Variable] Pass-Through Rate [based on a
                                 Notional Amount]

CLASS A-     Senior

DATE OF POOLING AND SERVICING    [PERCENTAGE INTEREST:       %]
Agreement and Cut-off Date:
___________ 1, ____              Aggregate Initial [Certificate Principal Balance]

                                 [[Interest Only/Class A-V] Notional Amount] [Subclass

FIRST DISTRIBUTION DATE:         NOTIONAL AMOUNT] OF THE CLASS A-     Certificates:
_________ 25, ____

                                 [Initial] [Certificate Principal

Master Servicer:                 Balance] [Interest Only/Class A-V] [Subclass]
Residential Funding              Notional Amount] of this Certificate:
CORPORATION                      $                          ]

Assumed Final                    CUSIP 76110F-
Distribution Date:

___________ 25, ____




                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE

                                 SERIES ____-___

                  evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     THIS CERTIFIES THAT _________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the AGGREGATE [INITIAL CERTIFICATE PRINCIPAL BALANCE OF ALL CLASS A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the

Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of CLASS A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [INTEREST ONLY/CLASS A-V] CERTIFICATES.] [THE SUBCLASS NOTIONAL AMOUNT OF THE [INTEREST ONLY/CLASS A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- CERTIFICATES IMMEDIATELY PRIOR TO SUCH DATE.] [THE [INTEREST ONLY/CLASS A-V][- ] Certificates have no Certificate Principal Balance.]

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                              [_________________________],

                                   as Trustee

                                                     BY:
                                                            Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A- Certificates referred to in the within-mentioned Agreement.

                                           [---------------------------],
                                                     as Certificate Registrar

                                              BY:
                                                     Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like DENOMINATION AND CLASS, TO THE ABOVE NAMED ASSIGNEE AND DELIVER SUCH CERTIFICATE TO THE FOLLOWING ADDRESS:
_________________________________________________________________________
_________________________________________________________________________




Dated:                        Signature by or on behalf of assignor

                               Signature Guaranteed




                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of ____________________________ account number _______________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to
________________________________.

     This information is provided by _____________________ , the assignee named above, or _______________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

         NO TRANSFER OF THIS CLASS M CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE CODE AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) A REPRESENTATION LETTER, IN THE FORM DESCRIBED IN THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), OR STATING THAT

(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE
(B), A "COMPLYING INSURANCE COMPANY").

         NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

                  1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

                  2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR
         (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.


CERTIFICATE NO.                                              [      ]% Pass-Through Rate

CLASS M-    Subordinate                                      Aggregate Certificate
                                                             Principal Balance

Date of Pooling and Servicing                                of the Class M Certificates:
Agreement and Cut-off Date:                                  $

___________ 1, ____

                                                             Initial Certificate Principal

First Distribution Date:                                     Balance of this Certificate:
_________ 25, ____                                           $

Master Servicer:                                             CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____



                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,

                                 SERIES ____-___

         EVIDENCING A PERCENTAGE INTEREST IN ANY DISTRIBUTIONS ALLOCABLE TO THE CLASS M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one-to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     THIS CERTIFIES THAT ________________is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance OF THIS CERTIFICATE BY THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF ALL CLASS M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of CLASS M-Certificates on such Distribution Date.

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                  As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                [____________________________],

                                   as Trustee

                                                     BY:
                                                            Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS M- Certificates referred to in the within-mentioned Agreement.

                                       [-------------------------],
                                               as Certificate Registrar

                                       BY:
                                              Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

DATED:
                                       Signature by or on behalf of assignor

                                              Signature Guaranteed




                              DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of ____________________________ account number _______________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to
________________________________.

     This information is provided by _____________________ , the assignee named above, or _______________, as its agent.

                                    EXHIBIT C

                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

CERTIFICATE NO.                      [      ]% Pass-Through Rate

CLASS B-     Subordinate             Aggregate Certificate
                                     Principal Balance

Date of Pooling and Servicing        of the Class B-
Agreement and Cut-off Date:          Certificates as of
___________ 1, ____                  the Cut-off Date:

                                     $
First Distribution Date:

_________ 25, ____                   Initial Certificate Principal
                                     Balance of this Certificate:
Master Servicer:                     $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,

                                 SERIES ____-___

        EVIDENCING A PERCENTAGE  INTEREST IN ANY DISTRIBUTIONS  ALLOCABLE TO THE
        CLASS B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this CERTIFICATE BY THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF ALL CLASS B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                  No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such

Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                   [_____________________________],
                                               as Trustee

                                         BY:
                                                Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS M- Certificates referred to in the within-mentioned Agreement.

                                         [---------------------------],
                                                as Certificate Registrar

                                         BY:
                                                Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto (Please print or typewrite name and

address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

DATED:
                           Signature by or on behalf of assignor

                                  Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of ____________________________ account number _______________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to
________________________________.

     This information is provided by _____________________ , the assignee named above, or _______________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION

775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



CERTIFICATE NO.                             [      ]% Pass-Through Rate

Class R Senior                              Aggregate Initial Certificate
                                            Principal Balance of the

Date of Pooling and Servicing               Class R Certificates:
Agreement and Cut-off Date:                 $100.00

___________ 1, ____

                                            Initial Certificate Principal

First Distribution Date:                    Balance of this Certificate:
_________ 25, ____                          $

Master Servicer:                            Percentage Interest:
RESIDENTIAL FUNDING CORPORATION                           %

Assumed Final Distribution Date:            CUSIP 76110F-
___________ 25, ____

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,

                                 SERIES ____-___

         evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     THIS CERTIFIES THAT _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial
Certificate  Principal  Balance of this  Certificate  by the  aggregate  Initial
Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

                  Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the

Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

                  No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        [____________________________],

                                   as Trustee

                                                     BY:
                                                     Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                            [----------------------------],
                                                   as Certificate Registrar

                                            BY:
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

DATED:
                                    Signature by or on behalf of assignor

                                           Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of ____________________________ account number _______________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to
________________________________.

     This information is provided by _____________________ , the assignee named above, or _______________, as its agent.

                                    EXHIBIT E

                        FORM OF SELLER/SERVICER CONTRACT

     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, THIS "CONTRACT") IS MADE THIS ____ DAY OF _____, 19___ , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and ______________________________ (the
"Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

         WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

         NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.       INCORPORATION OF GUIDES BY REFERENCE.

         The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; PROVIDED, HOWEVER, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.       AMENDMENTS.

         This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.       REPRESENTATIONS AND WARRANTIES.

A.       RECIPROCAL REPRESENTATIONS AND WARRANTIES.

                  The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

B.       SELLER/SERVICER'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.       REMEDIES OF RESIDENTIAL FUNDING.

         If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.       SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

         At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.       PRIOR AGREEMENTS SUPERSEDED.

         This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.       ASSIGNMENT.

         This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.       NOTICES.

         All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

       -----------------------------------------------------------------

       -----------------------------------------------------------------
       Attention:

       -----------------------------------------------------------------
       TELEFACSIMILE NUMBER:  (      )       -
                               ------  ------
       -----------------------------------------------------------------
9.       JURISDICTION AND VENUE.

         Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.      MISCELLANEOUS.

         This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                       SELLER/SERVICER

[CORPORATE SEAL]

                                                  (NAME OF SELLER/SERVICER)

BY:                           By:

       (SIGNATURE)                                (SIGNATURE)
BY:                           By:

       (TYPED NAME)                               (TYPED NAME)
TITLE:                        Title:

=============================================== ================================
ATTEST:                                         RESIDENTIAL FUNDING CORPORATION

[CORPORATE SEAL]

BY:                                             By:

       (SIGNATURE)                                                  (SIGNATURE)
BY:                                             By:

       (TYPED NAME)                                                 (TYPED NAME)
TITLE:                                          Title:

                                 EXHIBIT F

                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:

Account#:
Pool#:

Loan#:

MIN#:
Borrower Name(s):

Reason for Document Request:             (circle one)

         Mortgage Loan Prepaid in Full               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


________________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:      [ ]   Promissory Note
                         [ ]   Primary Insurance Policy
                         [ ]   Mortgage or Deed of Trust
                         [ ]   Assignment(s) of Mortgage or Deed of Trust
                         [ ]   Title Insurance Policy
                         [ ]   Other:

NAME:
TITLE:
DATE:

                              EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                                )
                                        )    ss.:

COUNTY OF                               )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [CORPORATION] DULY ORGANIZED AND EXISTING UNDER THE LAWS OF [THE STATE OF______________ ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9. THE OWNER'S TAXPAYER IDENTIFICATION NUMBER IS _____________________.

10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto ATTACHED, ATTESTED BY ITS [ASSISTANT] SECRETARY, THIS ____ DAY OF ________, 199___ .

                                                     [NAME OF OWNER]

                                                     BY:
                                                            [Name of Officer]
                                                            [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  SUBSCRIBED AND SWORN BEFORE ME THIS_____DAY OF _____, 199__.




                            NOTARY PUBLIC

                     COUNTY OF
                     STATE OF

             MY COMMISSION EXPIRES THE DAY OF , 19 .

                                   EXHIBIT G-2

                         FORM OF TRANSFEROR CERTIFICATE

                                                            , 19

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard

Suite 600
Minneapolis, Minnesota  55437


Attention:  Residential Funding Corporation Series ____-___

                  Re: Mortgage Asset-Backed Pass-Through Certificates, SERIES ____-___, CLASS R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ______________________ (the "Seller") to _____________________________ (THE
"PURCHASER") OF $_________________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

15. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

16. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

17. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

18. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                                     Very truly yours,

                                    (Seller)

                                                     BY:
                                                     NAME:
                                                     TITLE:

                                   EXHIBIT H-1

                     FORM OF INVESTOR REPRESENTATION LETTER

                                                                        , 19

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard

Suite 600
Minneapolis, MN 55437

==================
------------------

Residential Funding Corporation
8400 Normandale Lake Boulevard

Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

                  RE:      Mortgage Asset-Backed Pass-Through Certificates,

                           SERIES ____-___, [CLASS B-]

Ladies and Gentlemen:

     _______________________(the   "Purchaser")   intends   to   purchase   from
____________________________(THE   "SELLER")   $_______________________  Initial
CERTIFICATE PRINCIPAL BALANCE OF MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES ____-___, CLASS (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and
                  (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

          4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private PLACEMENT MEMORANDUM, DATED _______________, 19___, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

          5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar  security  with any  person in any  manner,  (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.       The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

         In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                                     Very truly yours,

                                                     BY:
                                                     NAME:
                                                     TITLE:

                                   EXHIBIT H-2

                       FORM OF ERISA REPRESENTATION LETTER

                                                            , 199

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437


Attention:        Residential Funding Corporation Series ____-___

                  RE:   MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES
                           ____-___, CLASS M-
Ladies and Gentlemen:

     _____________________   (the   "Purchaser")   intends  to   purchase   from
________________________  (THE "SELLER")  $________________  Initial Certificate
PRINCIPAL BALANCE OF MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES ____-___, CLASS M- (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer") and __________________, as (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that either:

(a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as
                  amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any
                  Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) The Purchaser is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), ), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

                           In  addition,   the   Purchaser   hereby   certifies,
                  represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either
                  (a) or (b) above.

                                                     Very truly yours,

                                                     BY:
                                                     NAME:
                                                     TITLE:

                                   EXHIBIT H-3

                              FORM OF ERISA LEGEND

         Each beneficial owner of a book-entry Class M Certificate (or any interest therein) shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either:

                  (a) it is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                  (b) (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and
         (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

         Any purported beneficial owner of a book-entry Class M Certificate (or interest therein) to whom either (a) or (b) above does not apply shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of its acquisition or holding of such Certificate.

                                    EXHIBIT I

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                              , 19

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437


Attention: Residential Funding Corporation Series ____-___

                  Re: Mortgage Asset-Backed Pass-Through Certificates, SERIES ____-___, [CLASS B-]
Ladies and Gentlemen:

                  IN CONNECTION WITH THE SALE BY (THE "SELLER") TO (the "PURCHASER") OF $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through CERTIFICATES, SERIES ____-___, CLASS (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                     Very truly yours,

                                    (Seller)

                                                     BY:
                                                     NAME:
                                                     TITLE:

                                    EXHIBIT J

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                              Description  of Rule  144A  Securities,  including
numbers:

                  The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  [3.      The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

                  4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                           Print Name of Buyer
BY:                                            By:

    Name:                                          Name:
    Title:                                         Title:

Taxpayer Identification                        Taxpayer Identification:
NO.                                            No:
DATE:                                          Date:

                              ANNEX 1 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or INVESTED ON A DISCRETIONARY BASIS $__________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 AS DEMONSTRATED IN ITS LATEST ANNUAL FINANCIAL STATEMENTS, A COPY OF WHICH IS ATTACHED HERETO.

___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity iS the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act oF 1940.

___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under
                  Section 301(c) or (d) of the Small Business Investment Act of 1958.

___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. THE TERM "SECURITIES" AS USED HEREIN DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                Will the Buyer be purchasing the Rule 144A

Yes              No             Securities only for the Buyer's own account?


6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     Print Name of Buyer

                                                     BY:
                                                            Name:

                                                            Title:

                                                     DATE:

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

___ THE BUYER OWNED $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. THE TERM "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. THE TERM "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                     Print Name of Buyer

                                                     BY:
                                                            NAME:
                                                            TITLE:

                                 IF AN ADVISER:

                                                     Print Name of Buyer

                                                     DATE:

                                    EXHIBIT K

                   [TEXT OF AMENDMENT TO POOLING AND SERVICING

                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A

                                LIMITED GUARANTY]

                                   ARTICLE XII

             Subordinate Certificate Loss Coverage; Limited Guaranty

                  SECTION 12.01. SUBORDINATE CERTIFICATE LOSS COVERAGE; LIMITED GUARANTY. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

                  (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such AMOUNT WERE TO BE DISTRIBUTED PURSUANT TO SECTION 4.02(A); PROVIDED, HOWEVER, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

                  (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X)
                minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

                  (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

                  (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss

Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  SECTION 12.02. AMENDMENTS RELATING TO THE LIMITED GUARANTY. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                           [FORM OF LIMITED GUARANTY]

                                LIMITED GUARANTY

                        RESIDENTIAL ACCREDIT LOANS, INC.

                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series ____-___

                                                                     , 199

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

                  WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), RESIDENTIAL FUNDING AND __________________ (THE "TRUSTEE") AS AMENDED BY AMENDMENT NO. thereto, dated as OF , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

                  WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,   in  consideration  of  the  premises  herein
contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

14. PROVISION OF FUNDS. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

                  (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

15. WAIVER. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

16. MODIFICATION, AMENDMENT AND TERMINATION. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

17. SUCCESSOR. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

18. GOVERNING LAW. This Limited Guaranty shall be governed by the laws of the State of New York.

19. AUTHORIZATION AND RELIANCE. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

20. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

21. COUNTERPARTS. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                     GENERAL MOTORS ACCEPTANCE
                                                     CORPORATION

                                                     NAME:
                                                     TITLE:

Acknowledged by:

------------------,
     as Trustee

BY:
NAME:
TITLE:

RESIDENTIAL ACCREDIT LOANS, INC.

BY:
NAME:
TITLE:

                                    EXHIBIT M

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                , 19

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard

Suite 600
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

                  RE:   MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES

                           ____-___ ASSIGNMENT OF MORTGAGE LOAN

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by _______________________ (THE "TRUSTEE") TO ________________________________-
(the "LENDER") OF (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,

                                                    (Lender)

                                                     BY:
                                                     NAME:
                                                     TITLE:

                                    EXHIBIT N

                          FORM OF REQUEST FOR EXCHANGE

                                                              [DATE]

==================
------------------

                  Re:      Residential Accredit Loans, Inc.,

                           Mortgage Asset-Backed Pass-Through Certificates,

                           SERIES ____-___

                  RESIDENTIAL FUNDING CORPORATION, AS THE HOLDER OF A % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [INTEREST ONLY/CLASS A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial PASS-THROUGH RATE ON THE [INTEREST ONLY/CLASS A-V]- Certificates will be $________ AND _______%, respectively.

2.       [Repeat as appropriate.]

                  The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

                  All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.

                                      RESIDENTIAL FUNDING CORPORATION

                                      BY:

                                      Name:

                                     Title:

                                  Exhibit FIVE

                     STANDARD TERMS OF POOLING AND SERVICING

                     AGREEMENT DATED AS OF DECEMBER 1, 1999

                          FORM OF CLASS IO CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

         THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 29, 2000. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 225% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $____________ OF OID PER $____________ OF NOTIONAL AMOUNT, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____________ PER $____________ OF
NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.



-----------------------------------------------------------------------------------------------
Certificate No. 1
-----------------------------------------------------------------------------------------------
Class IO-___ Senior

-----------------------------------------------------------------------------------------------
Date of Pooling and Servicing Agreement and     Percentage Interest: 100%
Cut-off Date:
February 1, 2000
-----------------------------------------------------------------------------------------------
First Distribution Date:                        0.7778% Initial Pass-Through Rate based on a
March 25, 2000                                  Notional Amount
-----------------------------------------------------------------------------------------------
Master Servicer:
Residential Funding Corporation

-----------------------------------------------------------------------------------------------
Assumed Final Distribution Date:
February 25, 2030
-----------------------------------------------------------------------------------------------


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                 SERIES 2000-QS2

        evidencing a percentage interest in the distributions allocable to the Class IO-___ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that ___________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Notional Amount of this Certificate by the aggregate Initial Notional Amounts of all Class IO-___ Certificates) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as of February 1, 2000, to the Standard Terms of Pooling and Servicing Agreement dated as of December 1, 1999 (together, the
"Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and Bankers Trust Company as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest, if any, required to be distributed to Holders of Class IO-___ Certificates on such Distribution Date. The Notional Amount of the Class IO-___ Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class IO-___ Certificates. The Class IO-___ Certificates have no Certificate Principal Balance.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Notional Amount of this Certificate is set forth above.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February 29, 2000             BANKERS TRUST COMPANY, as
                                     Trustee

                                    By:
                                          Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class IO-___ Certificates referred to in the within-mentioned Agreement.

                                          BANKERS TRUST COMPANY, as
                                            Certificate Registrar

                                    By:
                                          Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                             Signature by or on behalf of assignor




                                            Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________for the account of_______________________
account number ________________________, or, if mailed by check, to ________________________. Applicable statements should be mailed to_________________________________________-. .

     This information is provided by _____________________, the assignee named above, or______________________- , as its agent